                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              BANCFIRST CORPORATION
                (Name of Registrant as Specified In Its Charter)

                              BANCFIRST CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies: Common Stock, $1.00 par value per share
     (2) Aggregate number of securities to which transaction applies: 179,831 shares
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               The underlying value of the transaction was computed, in accordance with Exchange Act Rules 0-11(c)(1)(i) and 0-
               11(a)(4), based on the total of (a) the cash payments to be made by BancFirst Corporation in respect of the proposed
               merger transactions, and (b) the book value of the
               securities of the two respective bank holding companies to be received by BancFirst Corporation upon consummation of
               the respective transactions.
     (4)  Proposed maximum aggregate value of transaction:  $1,824,125.30

          Total fee paid: $364.83

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid: n/a
     (2)  Form, schedule or registration statement no.: n/a
     (3)  Filing party: n/a
     (4)  Date filed: n/a

                                EXPLANATORY NOTE

     This Proxy Statement/Offering Memorandum is filed with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, in connection with the solicitation of proxies by BancFirst Corporation ("BancFirst") for a special meeting of the stockholders of BancFirst. At the special meeting, the BancFirst stockholders will vote upon separate merger transactions with two bank holding companies, Johnston County Bancshares, Inc. ("Johnston County") and Commerce Bancorporation, Inc. ("Commerce") (each a "Merging Entity" and collectively the "Merging Entities") which have entered into separate merger agreements with BancFirst. The Proxy Statement/Offering Memorandum will also serve as the proxy statement of Johnston County, as well as the offering memorandum of BancFirst in connection with the shares of BancFirst Common Stock to be issued to the stockholders of the Merging Entities. Included in the Proxy Statement/Offering Memorandum are alternative letters to stockholders, notices of the special meetings and front and back cover pages to be included in the final Proxy Statement/Offering Memorandum to be mailed to the stockholders of Johnston County and BancFirst. The BancFirst Common Stock is being offered to the stockholders of the Merging Entities pursuant to claimed exemptions from the registration provisions of the Securities Act of 1933, as amended.

                              BANCFIRST CORPORATION
           101 N. BROADWAY, SUITE 200 - OKLAHOMA CITY, OKLAHOMA 73102

Dear BancFirst Stockholder:

     You are cordially invited to attend a special meeting of the stockholders of BancFirst Corporation ("BancFirst"), which will be held at the executive offices of BancFirst, 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma, at 9:00 a.m., local time, on Thursday, December 28, 1995 (the "BancFirst Special Meeting").

     At the BancFirst Special Meeting, BancFirst stockholders will be asked to consider and vote upon proposals to approve and adopt two separate merger agreements between BancFirst and, respectively, Johnston County Bancshares, Inc. ("Johnston County"), and Commerce Bancorporation, Inc. ("Commerce") (each a "Merging Entity" and collectively the "Merging Entities"). Each of the merger agreements (the "Merger Agreements") provides for the merger of the respective Merging Entity with and into BancFirst (each a "Merger" and collectively the "Mergers"), with BancFirst being the surviving corporation in each of the Mergers. Upon consummation of the Mergers, the outstanding common stock of each of the Merging Entities will, with certain exceptions, be converted into shares of BancFirst common stock. The outstanding preferred stock of Commerce will be redeemed by Commerce prior to the consummation of the Commerce Merger; the outstanding preferred stock of Johnston County will be converted into the right to receive cash in an amount equal to the par value of each such share plus accrued and unpaid dividends, all as more fully described in the accompanying Proxy Statement/Offering Memorandum. The proposed Mergers require, among other conditions, certain regulatory approvals, as well as the approval of the stockholders of each of the respective Merging Entities and BancFirst. In connection with and as a part of each of the merger proposals, BancFirst stockholders will also be asked to consider and vote upon a related amendment (the "Required Amendment") to BancFirst's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of BancFirst Common Stock from 6,800,000 to 7,000,000.

     The Board of Directors of BancFirst (the "BancFirst Board") believes that the Mergers present an opportunity for BancFirst to enhance its profitability and the value of its banking franchise and, accordingly, has determined that each of the Merger Agreements and the Required Amendment are in the best interests of BancFirst and its stockholders. THE BANCFIRST BOARD HAS APPROVED THE MERGER AGREEMENTS AND THE REQUIRED AMENDMENT AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF EACH OF THE MERGER PROPOSALS (EACH OF WHICH INCLUDES THE REQUIRED AMENDMENT) AT THE BANCFIRST SPECIAL MEETING.

     The accompanying Notice and Proxy Statement/Offering Memorandum describe the matters to be acted upon at the BancFirst Special Meeting. Stockholders are urged to review carefully the attached Proxy Statement/Offering Memorandum.
This document contains a detailed description of the Merger Proposals and the Required Amendment.

     Your continuing interest in the business of BancFirst is appreciated, and we hope you will attend the BancFirst Special Meeting. However, it is important that your shares be represented at the BancFirst Special Meeting whether or not you plan to attend. Accordingly, please sign, date and mail the enclosed Proxy promptly in the postage-paid envelope that has been provided to you for your convenience. If you wish to vote in accordance with the recommendations of the BancFirst Board, it is not necessary to specify your choices; you may merely sign, date and return the enclosed Proxy. If you later find that you may be present at the BancFirst Special Meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted. Thank you, and I look forward to seeing you at the BancFirst Special Meeting.

                                       Sincerely,



                                       David E. Rainbolt
December 9, 1995                       President and Chief Executive Officer

                              BANCFIRST CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD THURSDAY, DECEMBER 28, 1995

To the Stockholders of BancFirst Corporation:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of BancFirst Corporation ("BancFirst") will be held at the executive offices of BancFirst, 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma 73102, on Thursday, December 28, 1995 at 9:00 a.m., local time (the "BancFirst Special Meeting"), for the following purposes, all of which are more fully described in the accompanying Proxy Statement/Offering Memorandum:

1. To consider and vote upon, as a single proposal, a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger, dated as of September 27, 1995, between BancFirst and Johnston County Bancshares, Inc. ("Johnston County") and all of the transactions contemplated thereby, including (a) the merger of Johnston County with and into BancFirst, the conversion of each outstanding share of Johnston County common stock into shares of BancFirst common stock, and the conversion of each outstanding share of Johnston County preferred stock into the right to receive cash, on the terms described in the accompanying Proxy Statement/Offering Memorandum, and (b) a related amendment (the "Required Amendment") to BancFirst's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of BancFirst common stock from 6,800,000 to 7,000,000.

2. To consider and vote upon, as a single proposal, a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger, dated as of June 2, 1995, between BancFirst and Commerce Bancorporation, Inc. ("Commerce") and all of the transactions contemplated thereby, including (a) the merger of Commerce with and into BancFirst and the conversion of each outstanding share of Commerce common stock into shares of BancFirst common stock, on the terms described in the accompanying Proxy Statement/Offering Memorandum, and (b) the Required Amendment.

3. To transact such other business as may properly come before the BancFirst Special Meeting or any adjournments or postponements thereof.

     The Board of Directors of BancFirst has fixed the close of business on November 30, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the BancFirst Special Meeting. Holders of BancFirst common stock are entitled to vote upon the proposals to be presented at the BancFirst Special Meeting. Your vote is important regardless of the number of shares you own. Each stockholder, even though he or she now plans to attend the BancFirst Special Meeting, is requested to sign, date and return the enclosed Proxy without delay in the enclosed postage-paid envelope. You may revoke your Proxy at any time prior to its exercise. Any stockholder present at the BancFirst Special Meeting or at any adjournments or postponements thereof may revoke his or her Proxy and vote personally on each matter brought before the BancFirst Special Meeting.

                                By Order of the Board of Directors



Oklahoma City, Oklahoma         Randy P. Foraker
December 9, 1995                Senior Vice President, Controller and Secretary


PLEASE DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE

                        JOHNSTON COUNTY BANCSHARES, INC.
                               800 E. MAIN STREET
                           TISHOMINGO, OKLAHOMA  73460

Dear Johnston County Stockholder:

     You are cordially invited to attend a special meeting of the stockholders of Johnston County Bancshares, Inc. ("Johnston County"), which will be held at the executive offices of BancFirst Corporation ("BancFirst"), 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma, at 9:30 a.m., local time, on Thursday, December 28, 1995 (the "Johnston County Special Meeting").

     At the Johnston County Special Meeting, Johnston County stockholders will be asked to consider and vote upon a proposal (the "Johnston County/BancFirst Merger Proposal") to approve and adopt the Agreement and Plan of Reorganization and Merger dated September 27, 1995 (the "Johnston County/BancFirst Merger Agreement") between Johnston County and BancFirst, providing for the merger of Johnston County with and into BancFirst (the "Johnston County/BancFirst Merger"). If the Johnston County/BancFirst Merger is approved, each outstanding share of Johnston County common stock will be converted into 0.47 shares of BancFirst common stock, subject to adjustment under certain circumstances, and each outstanding share of Johnston County preferred stock will be converted into the right to receive cash in an amount equal to the sum of (i) $17.55 per share, plus (ii) dividends accrued and unpaid on each such share through the effective time of the merger. The proposed merger requires, among other conditions, certain regulatory approvals, as well as the approval of the stockholders of Johnston County and BancFirst.

     The Board of Directors of Johnston County (the "Johnston County Board") has determined that the Johnston County/BancFirst Merger Agreement is in the best interests of Johnston County and its stockholders. THE JOHNSTON COUNTY BOARD HAS APPROVED THE JOHNSTON COUNTY/BANCFIRST MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE JOHNSTON COUNTY/BANCFIRST MERGER PROPOSAL AT THE JOHNSTON COUNTY SPECIAL MEETING. The Johnston County Board's reasons for this recommendation are detailed in the attached document.

     The accompanying Notice and Proxy Statement/Offering Memorandum describe the matters to be acted upon at the Johnston County Special Meeting. Stockholders are urged to review carefully the attached Proxy Statement/Offering Memorandum. This document contains a detailed description of the Johnston County/BancFirst Merger, its terms and conditions and the transactions contemplated thereby. The Proxy Statement/Offering Memorandum also contains a description of another merger proposal which is being considered, together with the Johnston County/BancFirst Merger Proposal, by the stockholders of BancFirst at their special meeting being held concurrently with the Johnston County Special Meeting. However, approval of the Johnston County/BancFirst Merger Proposal by the BancFirst stockholders is not dependent upon the approval by such stockholders of the other merger proposal, and such proposal is described in the Proxy Statement/Offering Memorandum solely to provide Johnston County stockholders with as much information as possible about the current and proposed operations of BancFirst.

     It is important that your shares be represented at the Johnston County Special Meeting, and we hope that you will personally attend. However, whether or not you plan to attend the Johnston County Special Meeting, please sign, date and mail the enclosed Proxy promptly in the postage-paid envelope that has been provided to you for your convenience. If you wish to vote in accordance with the recommendations of the Johnston County Board, it is not necessary to specify your choices; you may merely sign, date and return the enclosed Proxy. If you later find that you may be present at the Johnston County Special Meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

     Thank you, and I look forward to seeing you at the Johnston County Special Meeting.

                                           Sincerely,



                                           Charles V. Partin
December 9, 1995                           President

                        JOHNSTON COUNTY BANCSHARES, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, DECEMBER 28, 1995

To the Stockholders of Johnston County Bancshares, Inc.:

          NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Johnston County Bancshares, Inc. ("Johnston County") will be held at the executive offices of BancFirst Corporation ("BancFirst"), 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma, at 9:30 a.m., local time, on Thursday, December 28, 1995 (the "Johnston County Special Meeting"), for the following purposes, as more fully described in the accompanying Proxy Statement/Offering Memorandum:

     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger, dated as of September 27, 1995 (the "Johnston County/BancFirst Merger Agreement"), between Johnston County and BancFirst, and all of the transactions contemplated thereby, including the merger of Johnston County with and into BancFirst, the conversion of each outstanding share of Johnston County common stock into shares of BancFirst common stock and the conversion of each outstanding share of Johnston County preferred stock into cash, on the terms described in the accompanying Proxy Statement/Offering Memorandum.

     2. To transact such other business as may properly come before the Johnston County Special Meeting or any adjournments or postponements thereof.

     The Johnston County/BancFirst Merger Agreement is set forth in Appendix B-1 of the accompanying Proxy Statement/Offering Memorandum.

     The Board of Directors of Johnston County has fixed the close of business on November 30, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the Johnston County Special Meeting.

     Only holders of Johnston County common stock are entitled to vote upon the proposals to be presented at the Johnston County Special Meeting. Your vote is important regardless of the number of shares you own. Each stockholder, even though he or she now plans to attend the Johnston County Special Meeting, is requested to sign, date and return the enclosed Proxy without delay in the enclosed postage-paid envelope. You may revoke your Proxy at any time prior to its exercise. Any stockholder present at the Johnston County Special Meeting or at any adjournments or postponements thereof may revoke his or her Proxy and vote personally on each matter brought before the Johnston County Special Meeting.


                                        By Order of the Board of Directors



Tishomingo, Oklahoma                    Donna K. Powell
December 9, 1995                        Secretary




PLEASE DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE

                                 PROXY STATEMENT
                     FOR SPECIAL MEETING OF STOCKHOLDERS OF
                              BANCFIRST CORPORATION
                          TO BE HELD DECEMBER 28, 1995
                              ____________________

                         THIS DOCUMENT ALSO INCLUDES THE

                  OFFERING MEMORANDUM OF BANCFIRST CORPORATION
              FOR SHARES OF BANCFIRST COMMON STOCK, $1.00 PAR VALUE

                              ____________________


     This Proxy Statement/Offering Memorandum is being furnished to stockholders of BancFirst Corporation ("BancFirst") in connection with the solicitation of proxies by the Board of Directors of such corporation for use at its Special Meeting of Stockholders (including any adjournments or postponements thereof) to be held on December 28, 1995. This Proxy Statement/Offering Memorandum relates to two separate merger proposals (collectively, the "Merger Proposals"), pursuant to which two Oklahoma bank holding companies, Johnston County Bancshares, Inc. ("Johnston County") and Commerce Bancorporation, Inc. ("Commerce") (each a "Merging Entity" and collectively the "Merging Entities"), will, in separate transactions, merge with and into BancFirst (each a "Merger" and collectively the "Mergers"). Each of the Mergers also contemplates an amendment (the "Required Amendment") to BancFirst's Amended and Restated Certificate of Incorporation (the "BancFirst Charter") to increase the number of authorized shares of BancFirst common stock, $1.00 par value per share ("BancFirst Common Stock"), from 6,800,000 shares to 7,000,000 shares.

     This Proxy Statement/Offering Memorandum also constitutes the offering memorandum of BancFirst with respect to up to an aggregate of 179,831 shares of BancFirst Common Stock, issuable to holders of the common stock of each of the Merging Entities. Upon consummation of a Merger with respect to a particular Merging Entity, each outstanding share of the common stock of such Merging Entity will, with certain exceptions, be converted into shares of BancFirst Common Stock, and the outstanding shares of preferred stock of the Merging Entity will be converted into the right to receive cash or will be redeemed by the Merging Entity on or prior to the effective time of the merger. See "The Merger Proposals--Terms of the Mergers" for information concerning the exchange ratios pursuant to which the common stock of each Merging Entity will be exchanged for shares of BancFirst Common Stock.

     THE SHARES OF BANCFIRST COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK OR SAVINGS ASSOCIATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

 THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-
           SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
              STATEMENT/OFFERING MEMORANDUM.  ANY REPRESENTA-
                TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 The date of this Proxy Statement/Offering Memorandum is December 9, 1995.

     This Proxy Statement/Offering Memorandum and the accompanying form of proxy are first being mailed to stockholders of BancFirst on or about December 9, 1995.

                                 PROXY STATEMENT
                     FOR SPECIAL MEETING OF STOCKHOLDERS OF
                        JOHNSTON COUNTY BANCSHARES, INC.
                               800 E. MAIN STREET
                           TISHOMINGO, OKLAHOMA  73460

                 SPECIAL MEETING TO BE HELD ON DECEMBER 28, 1995

                                ____________________


                         THIS DOCUMENT ALSO INCLUDES THE

                  OFFERING MEMORANDUM OF BANCFIRST CORPORATION
              FOR SHARES OF BANCFIRST COMMON STOCK, $1.00 PAR VALUE

                                ____________________

     This Proxy Statement/Offering Memorandum (the "Proxy Statement/Offering Memorandum") is being furnished to stockholders of Johnston County Bancshares, Inc. ("Johnston County") in connection with the solicitation of proxies by the Board of Directors of such corporation for use at its Special Meeting of Stockholders (including any adjournments or postponements thereof) to be held on December 28, 1995. This Proxy Statement/Offering Memorandum relates to the proposed merger (the "Johnston County/BancFirst Merger") of Johnston County with and into BancFirst Corporation ("BancFirst") pursuant to an Agreement and Plan of Reorganization and Merger dated as of September 27, 1995 (the "Johnston County/BancFirst Merger Agreement") and certain transactions contemplated thereby.

     This Proxy Statement/Offering Memorandum also constitutes the offering memorandum of BancFirst with respect to up to 23,321 shares of BancFirst common stock, $1.00 par value ("BancFirst Common Stock"), issuable to holders of Johnston County common stock, $1.00 par value per share ("Johnston County Common Stock"), in the Johnston County/BancFirst Merger. Upon consummation of the Johnston County/BancFirst Merger, each outstanding share of Johnston County Common Stock held by stockholders will, with certain exceptions, be converted into .47 shares of BancFirst Common Stock, subject to adjustment under certain circumstances, and each outstanding share of Johnston County preferred stock, $17.55 par value per share ("Johnston County Preferred Stock"), will, with certain exceptions, be converted into the right to receive cash in an amount equal to the sum of (i) $17.55 per share, plus (ii) dividends accrued and unpaid on each such share through the effective time of the merger. See "The Mergers-Terms of the Mergers." The proposed merger requires, among other conditions, certain regulatory approvals, as well as the approval of the stockholders of Johnston County and BancFirst.

     THE SHARES OF BANCFIRST COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK OR SAVINGS ASSOCIATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

     FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY HOLDERS OF JOHNSTON COUNTY COMMON STOCK BEFORE VOTING ON THE JOHNSTON COUNTY/BANCFIRST MERGER, SEE "CERTAIN FACTORS TO CONSIDER."

THESE  SECURITIES  HAVE  NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-
          SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
              STATEMENT/OFFERING MEMORANDUM.  ANY REPRESENTA-
                TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Proxy Statement/Offering Memorandum is December 9, 1995.

     This Proxy Statement/Offering Memorandum and the accompanying form of proxy are first being mailed to stockholders of Johnston County on or about December 9, 1995.

     NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/OFFERING MEMORANDUM IN CONNECTION WITH THE SOLICITATIONS OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BANCFIRST OR ANY OF THE MERGING ENTITIES. THIS PROXY STATEMENT/OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/OFFERING MEMORANDUM NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF BANCFIRST OR ANY OF THE MERGING ENTITIES SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO SUCH DATE. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT/OFFERING MEMORANDUM RELATING TO BANCFIRST AND ITS SUBSIDIARIES HAS BEEN SUPPLIED BY BANCFIRST AND ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT/OFFERING MEMORANDUM RELATING TO A MERGING ENTITY AND ITS SUBSIDIARIES HAS BEEN SUPPLIED BY THE RESPECTIVE MERGING ENTITY.

                              AVAILABLE INFORMATION

     BancFirst is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by BancFirst with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 75 Park Place, 14th Floor, New York, New York 10007 and Northwestern Atrium Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, material filed by BancFirst can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K. Street, N.W., 3rd Floor, Washington, D.C. 20549.

     The shares of BancFirst Common Stock to be issued pursuant to the Merger Agreements will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemptions from registration afforded by
Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. This Proxy Statement/Offering Memorandum contains a listing of additional information which may be inspected and copied at the offices of BancFirst or as set forth above. Statements contained in this Proxy Statement/Offering Memorandum as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document, each such statement being qualified in all respects by such reference.

                          TABLE OF CONTENTS

                                                                PAGE
                                                                ----
AVAILABLE INFORMATION. . . . . . . . . . . . . . . . . . . .      2
SUMMARY INFORMATION. . . . . . . . . . . . . . . . . . . . .      5
CERTAIN FACTORS TO CONSIDER. . . . . . . . . . . . . . . . .     18
    Economic Conditions. . . . . . . . . . . . . . . . . . .     18
    Competition. . . . . . . . . . . . . . . . . . . . . . .     18
    Control of BancFirst . . . . . . . . . . . . . . . . . .     18
    Termination of the Merger Agreements . . . . . . . . . .     18
    Dividends. . . . . . . . . . . . . . . . . . . . . . . .     19
    Ownership of BancFirst Stock Versus Stock of the
      Merging Entities . . . . . . . . . . . . . . . . . . .     19
    Resale of BancFirst Shares . . . . . . . . . . . . . . .     19
INFORMATION CONCERNING THE SPECIAL MEETINGS. . . . . . . . .     20
    The Meetings . . . . . . . . . . . . . . . . . . . . . .     20
    Quorum and Voting. . . . . . . . . . . . . . . . . . . .     20
    Voting and Revocability of Proxies . . . . . . . . . . .     22
    Solicitation of Proxies. . . . . . . . . . . . . . . . .     22
DISSENTING STOCKHOLDERS. . . . . . . . . . . . . . . . . . .     22
    Availability of Appraisal Rights . . . . . . . . . . . .     22
    Exercise of Appraisal Rights . . . . . . . . . . . . . .     23
THE MERGERS. . . . . . . . . . . . . . . . . . . . . . . . .     25
    General. . . . . . . . . . . . . . . . . . . . . . . . .     25
    Reasons for the Mergers; Recommendations of the Boards
      of Directors . . . . . . . . . . . . . . . . . . . . .     25
    Opinions of BancFirst's Financial Advisor. . . . . . . .     26
    Terms of the Mergers . . . . . . . . . . . . . . . . . .     30
    Effective Time of the Mergers. . . . . . . . . . . . . .     31
    Surrender of Certificates. . . . . . . . . . . . . . . .     31
    Conditions to the Mergers. . . . . . . . . . . . . . . .     32
    Amendment and Termination of the Merger Agreements . . .     32
    Operations After the Mergers . . . . . . . . . . . . . .     33
    Certain Federal Tax Consequences . . . . . . . . . . . .     33
    Anticipated Accounting Treatment . . . . . . . . . . . .     35
RATIO OF EARNINGS TO FIXED CHARGES . . . . . . . . . . . . .     36
CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . .     36
BANCFIRST CORPORATION UNAUDITED PRO FORMA CONSOLIDATED
  CONDENSED FINANCIAL STATEMENTS . . . . . . . . . . . . . .     37
INFORMATION ABOUT BANCFIRST. . . . . . . . . . . . . . . . .     44
    General. . . . . . . . . . . . . . . . . . . . . . . . .     44
    Business . . . . . . . . . . . . . . . . . . . . . . . .     44
    Market Areas and Competition . . . . . . . . . . . . . .     45
    Control of BancFirst . . . . . . . . . . . . . . . . . .     46
    Recent Developments. . . . . . . . . . . . . . . . . . .     46
    Properties . . . . . . . . . . . . . . . . . . . . . . .     47
    Legal Proceedings. . . . . . . . . . . . . . . . . . . .     47
    Management's Discussion and Analysis of Financial
      Conditions and Results of Operations . . . . . . . . .     47
    Security Ownership of Certain Beneficials Owners . . . .     62
    Management . . . . . . . . . . . . . . . . . . . . . . .     63
    Board of Directors and Committees. . . . . . . . . . . .     64
    Compensation of Directors and Executive Officers . . . .     65
    Report of the Compensation Committee and the Executive
      Committee on Executive Compensation. . . . . . . . . .     67
    Performance of BancFirst . . . . . . . . . . . . . . . .     69
    Certain Transactions . . . . . . . . . . . . . . . . . .     70
    Price Range of BancFirst Common Stock and Dividends. . .     70

                                                                PAGE
                                                                ----
INFORMATION ABOUT JOHNSTON COUNTY. . . . . . . . . . . . . .     71
    Business . . . . . . . . . . . . . . . . . . . . . . . .     71
    Security Ownership of Certain Beneficial Owners. . . . .     71
    Security Ownership of Management . . . . . . . . . . . .     72
    Management's Discussion and Analysis of Financial
      Condition and Results of Operations. . . . . . . . . .     72
    Price Range of Johnston County Common Stock and
      Dividends. . . . . . . . . . . . . . . . . . . . . . .     77
INFORMATION ABOUT COMMERCE.. . . . . . . . . . . . . . . . .     77
    Business . . . . . . . . . . . . . . . . . . . . . . . .     77
    Security Ownership of Certain Beneficial Owners. . . . .     77
    Security Ownership of Management . . . . . . . . . . . .     78
    Management's Discussion and Analysis of Financial
      Condition and Results of Operations. . . . . . . . . .     78
    Price Range of Commerce Common Stock and Dividends . . .     83
SUPERVISION AND REGULATION . . . . . . . . . . . . . . . . .     83
    Bank Holding Company Regulation. . . . . . . . . . . . .     83
    Capital Adequacy Guidelines. . . . . . . . . . . . . . .     84
    Proposed FDIC Regulations Concerning Adverse Contracts .     84
    Improvement Act and Related Regulations. . . . . . . . .     85
    Regulatory Restrictions on Dividends . . . . . . . . . .     86
    Deposit Insurance. . . . . . . . . . . . . . . . . . . .     87
    State Regulation . . . . . . . . . . . . . . . . . . . .     87
    Governmental Monetary and Fiscal Policies. . . . . . . .     88
    Recently Enacted Federal Legislation . . . . . . . . . .     88
    Pending and Proposed Legislation . . . . . . . . . . . .     88
AMENDMENT TO THE BANCFIRST CHARTER . . . . . . . . . . . . .     89
    General. . . . . . . . . . . . . . . . . . . . . . . . .     89
    Increase in Authorized Common Stock. . . . . . . . . . .     89
    Purpose and Effects. . . . . . . . . . . . . . . . . . .     89
DESCRIPTION OF BANCFIRST STOCK . . . . . . . . . . . . . . .     89
    General. . . . . . . . . . . . . . . . . . . . . . . . .     89
    Common Stock . . . . . . . . . . . . . . . . . . . . . .     90
    BancFirst Preferred Stock. . . . . . . . . . . . . . . .     91
    Senior Preferred Stock . . . . . . . . . . . . . . . . .     91
SUMMARY COMPARISON OF BANCFIRST STOCK AND STOCK OF EACH
  MERGING ENTITY . . . . . . . . . . . . . . . . . . . . . .     91
    General. . . . . . . . . . . . . . . . . . . . . . . . .     91
    Dissenters' Rights . . . . . . . . . . . . . . . . . . .     93
    Liability of Directors; Indemnification. . . . . . . . .     93
INTERESTS OF CERTAIN PERSONS IN THE MERGERS. . . . . . . . .     93
    Common Stock Ownership . . . . . . . . . . . . . . . . .     94
    Preferred Stock Ownership. . . . . . . . . . . . . . . .     95
    Option Agreement . . . . . . . . . . . . . . . . . . . .     95
    Consulting Agreement . . . . . . . . . . . . . . . . . .     95
    Compliance with Section 16(a) of the Securities
      Exchange Act of 1934 . . . . . . . . . . . . . . . . .     95
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . .     95
INDEX TO DEFINED TERMS . . . . . . . . . . . . . . . . . . .     96
INDEX TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . .    F-1
APPENDIX A, PROVISIONS OF THE OKLAHOMA GENERAL CORPORATION
  ACT RELATING TO DISSENTING STOCKHOLDERS
APPENDIX B, JOHNSTON COUNTY/BANCFIRST MERGER AGREEMENT
APPENDIX C, COMMERCE/BANCFIRST MERGER AGREEMENT
APPENDIX D, FAIRNESS OPINIONS OF ALEX SHESHUNOFF & CO.
  INVESTMENT BANKING
APPENDIX E, ADDITIONAL DOCUMENTS

                               SUMMARY INFORMATION

     THE FOLLOWING SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ALL RESPECTS BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/OFFERING MEMORANDUM AND THE APPENDICES HERETO. AS USED IN THIS PROXY STATEMENT/OFFERING MEMORANDUM, THE TERMS "BANCFIRST," "JOHNSTON COUNTY" AND "COMMERCE" REFER TO SUCH CORPORATIONS, RESPECTIVELY, AND WHERE THE CONTEXT REQUIRES, SUCH CORPORATIONS AND THEIR RESPECTIVE SUBSIDIARIES ON A CONSOLIDATED BASIS. JOHNSTON COUNTY AND COMMERCE ARE EACH REFERRED TO HEREIN AS A "MERGING ENTITY" AND COLLECTIVELY AS THE "MERGING ENTITIES." ALL INFORMATION CONCERNING BANCFIRST INCLUDED IN THIS PROXY STATEMENT/OFFERING MEMORANDUM HAS BEEN PROVIDED BY BANCFIRST AND ALL INFORMATION CONCERNING EACH MERGING ENTITY INCLUDED IN THIS PROXY STATEMENT/OFFERING MEMORANDUM HAS BEEN PROVIDED BY THE MERGING ENTITY. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT/OFFERING MEMORANDUM AND THE APPENDICES HERETO IN THEIR ENTIRETY.



INTRODUCTION

     BancFirst Corporation ("BancFirst"), an Oklahoma corporation whose common stock is listed on the NASDAQ/National Market System ("NASDAQ/NMS"), is a one-bank holding company organized in 1984. It conducts its operations principally through its bank subsidiary, BancFirst (the "Bank"), a full-service community oriented bank with 41 banking locations in 25 communities across central and eastern Oklahoma. At September 30, 1995, the Bank was the largest state-chartered bank and the fifth largest commerical banking institution in the state of Oklahoma, with total assets of approximately $981 million and total deposits of approximately $867 million. BancFirst has entered into separate merger agreements (each a "Merger Agreement" and collectively the "Merger Agreements") with Johnston County Bancshares, Inc. ("Johnston County") and Commerce Bancorporation, Inc. ("Commerce"), each of which provides for the merger of the respective Merging Entity with and into BancFirst (each a "Merger" and collectively the "Mergers"), with BancFirst being the surviving corporation in each of the Mergers. Upon consummation of the Mergers, the outstanding common stock of each of the Merging Entities will, with certain exceptions, be converted into shares of BancFirst Common Stock, and the outstanding preferred stock of each of the Merging Entities will, with certain exceptions, be converted into the right to receive cash or be redeemed, as more fully described herein. See
"The Mergers--Terms of the Mergers."   Each of the proposed Mergers requires,
among other conditions, certain regulatory approvals, as well as the approval of the stockholders of the respective Merging Entity and BancFirst.

THE SPECIAL MEETINGS

BANCFIRST

     A special meeting of the stockholders of BancFirst will be held at the executive offices of BancFirst, 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma, at 9:00 a.m., local time, on Thursday, December 28, 1995 (the "BancFirst Special Meeting"), to consider and vote upon the Merger Agreements. In connection with, and as a part of the vote upon each Merger Agreement, BancFirst stockholders will consider and vote upon a related amendment (the "Required Amendment" and, together with consideration of each Merger Agreement, a "Merger Proposal") to BancFirst's Amended and Restated Certificate of Incorporation (the "BancFirst Charter") to increase the number of authorized shares of BancFirst Common Stock from 6,800,000 to 7,000,000.

JOHNSTON COUNTY

     A special meeting of the stockholders of Johnston County will be held at the executive offices of BancFirst, 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma, at 9:30 a.m., local time, on Thursday, December 28, 1995 (the "Johnston County Special Meeting"), to consider and vote upon the merger agreement between Johnston County and BancFirst (the "Johnston County/BancFirst Merger Agreement"), providing for the merger of Johnston County with and into BancFirst (the "Johnston County/BancFirst Merger") and the conversion of each outstanding share of Johnston County common stock, par value $1.00 per share ("Johnston County Common Stock"), into .47 shares of BancFirst Common Stock, subject to adjustment under certain conditions, and the conversion of each outstanding share of Johnston County preferred stock, par value $17.55 per share ("Johnston County Preferred Stock"), into the right to receive cash in an amount equal to the sum of (i) $17.55 per share, plus (ii) dividends accrued and unpaid on each such share through the effective time of the merger. See "The Mergers-Terms of the Mergers."

COMMERCE

     All of the outstanding shares of Commerce common stock, $1.00 par value per share ("Commerce Common Stock") are owned by an affiliate and a former affiliate of BancFirst. See "Interests of Certain Persons in the Mergers." Such stockholders have acted by written consent to approve the merger agreement between Commerce and BancFirst (the "Commerce/BancFirst Merger Agreement"). The Commerce/BancFirst Merger Agreement, which remains subject to the approval of the stockholders of BancFirst, provides for the merger of Commerce with and into BancFirst (the "Commerce/BancFirst Merger") and the conversion of each outstanding share of Commerce Common Stock into 6.9335 shares of BancFirst Common Stock. Prior to the consummation of the Commerce/BancFirst Merger, the 4,162 shares of Commerce preferred stock, $13.25 par value per share ("Commerce Preferred Stock"), will be redeemed by Commerce at a price not to exceed an aggregate of $80,000.

RECORD DATE

     The record date for each of the BancFirst Special Meeting and the Johnston County Special Meeting (the "Record Date") is November 30, 1995. Only holders of record of BancFirst Common Stock and Johnston County Common Stock at the close of business on such date are entitled to notice of, and to vote at, the respective special meetings.

VOTES REQUIRED

BANCFIRST

     Approval of each Merger Proposal, which includes the Required Amendment, requires the affirmative vote of a majority of the outstanding common stock of BancFirst, with each share entitled to one vote on each separate Merger Proposal. As of the Record Date, directors and executive officers of BancFirst and their affiliates (collectively, the "BancFirst Affiliates") owned beneficially approximately 55.27% of the shares of BancFirst Common Stock outstanding on such date. The BancFirst Affiliates have indicated their intention to vote their shares of BancFirst Common Stock in favor of the Merger Proposals. Certain of the BancFirst Affiliates, including R. Banking Limited Partnership ("RBLP"), a limited partnership of which David E. Rainbolt, President and Chief Executive Officer of BancFirst, is general partner, and H. E. Rainbolt, Chairman of the Board of Directors of BancFirst is a limited partner, and J. R. Hutchens, Jr., a director of BancFirst (collectively, the "Interested BancFirst Stockholders"), also have stock ownership in one or more Merging Entities, as described below and in "Interests of Certain Persons in the Mergers."

JOHNSTON COUNTY

     Approval of the Johnston County/BancFirst Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Johnston County Common Stock, with each share entitled to one vote. As of the Record Date, directors and executive officers of Johnston County and their affiliates owned beneficially approximately 51.25% of the shares of Johnston County Common Stock outstanding on such date. Such persons have indicated their intention to vote their shares of Johnston County Common Stock in favor of the Johnston County/BancFirst Merger Agreement. Additionally, certain of the Interested BancFirst Stockholders own beneficially approximately 96.83% of the shares of Johnston County Common Stock outstanding and, accordingly, approval of the Johnston County/BancFirst Merger Agreement by the stockholders of Johnston County is assured. As of the Record Date, directors and executive officers of Johnston County and their affiliates owned beneficially 60,109 shares of BancFirst Common Stock.

COMMERCE

     Approval of the Commerce/BancFirst Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Commerce Common Stock, with each share entitled to one vote. As of the Record Date, 100% of the Commerce Common Stock outstanding was owned beneficially by one of the Interested BancFirst Stockholders and a former affiliate of BancFirst. On November 28, 1995, the two stockholders acted by written consent to approve the Commerce/BancFirst Merger Agreement. As of the Record Date, directors and executive officers of Commerce and their affiliates owned beneficially 52,867 shares of BancFirst Common Stock.

THE MERGERS; RECOMMENDATIONS OF THE BOARDS OF DIRECTORS OF BANCFIRST AND THE MERGING ENTITIES

     The Board of Directors of BancFirst (the "BancFirst Board") and the Board of Directors of each of the Merging Entities believe that the terms of the Mergers are fair to and in the best interests of their respective institutions and stockholders. The Boards' conclusions are based upon a number of factors, including information concerning the financial condition, results of operations and prospects of BancFirst and the respective Merging Entity; the market price and book value of BancFirst Common Stock and the market prices and book values of the common and/or preferred stock of the respective Merging Entity; the anticipated ability of the combined entity to compete in its banking market; and, in the case of the BancFirst Board, the advice of its financial advisor.

     The BancFirst Board (with the three directors constituting certain of the Interested BancFirst Stockholders absent or abstaining) approved the Merger Agreements and the Required Amendment and recommends that BancFirst shareholders vote FOR the approval and adoption of the Merger Proposals (which approval and adoption shall constitute, among other things, approval of the issuance of shares of BancFirst Common Stock pursuant to the Merger Agreements and approval of the Required Amendment).

     The Board of Directors of Johnston County (the "Johnston County Board") unanimously approved the Johnston County/BancFirst Merger Agreement and recommends that Johnston County stockholders vote FOR the approval and adoption of the Johnston County/BancFirst Merger Agreement. See "The Mergers--Reasons for the Mergers; Recommendations of the Boards of Directors."

     The Board of Directors of Commerce (the "Commerce Board") unanimously approved the Commerce/BancFirst Merger Agreement and recommended that the stockholders of Commerce vote for the approval and adoption of the Commerce/BancFirst Merger Agreement. The stockholders of Commerce have acted by written consent to approve the Commerce/BancFirst Merger Agreement. See "The Mergers--Reasons for the Mergers; Recommendations of the Boards of Directors."

OPINION OF FINANCIAL ADVISOR

     On November 10, 1995, Alex Sheshunoff & Co. Investment Banking ("Sheshunoff") delivered its written opinion to the BancFirst Board that, as of such date, the proposed transactions are fair, from a financial point of view, to all the stockholders of BancFirst.

     For information on the assumptions made, matters considered and limits of the review by Sheshunoff, see "The Merger Proposals--Opinions of BancFirst's Financial Advisor" and the opinions of Sheshunoff attached as Appendix D to this Proxy Statement/Offering Memorandum.

DISSENTERS' RIGHTS

     Holders of the outstanding common and preferred stock of Johnston County will have appraisal rights ("Dissenters' Rights") in accordance with Oklahoma law. See "Dissenting Stockholders." Pursuant to such Dissenters' Rights, such stockholders will have a right to demand payment of the "fair value" of their shares in cash. To perfect this right, a stockholder must not vote such shares in favor of the Johnston County/BancFirst Merger (this may be done by marking the proxy either to vote against such Merger or to abstain from voting thereon or by not voting at all) and must take such other action as is required by the provisions of Section 1091 of the Oklahoma General Corporation Act. Such actions include delivering written notice of objection prior to the vote on the Johnston Conty/BancFirst Merger. See "Dissenting Stockholders" and Appendix A to this Proxy Statement/Offering Memorandum.

DIVIDENDS

     BancFirst presently expects to continue to declare its regularly scheduled quarterly common stock dividends until the Effective Time. BancFirst also expects that after the Mergers, BancFirst will continue to pay dividends on the BancFirst Common Stock at BancFirst's current rate, although such future dividends will depend upon future financial results and legal and regulatory requirements and there can be no assurance as to any future dividends. BancFirst is a legal entity separate and distinct from its various subsidiaries. As a holding company with no significant operations of its own, the principal sources of its funds are dividends and other distributions from its banking and other operating subsidiaries, borrowings and sales of equity.
 The rights of BancFirst, and consequently its stockholders, to participate in any distribution of assets of any of its subsidiaries is subject to prior claims of creditors and preferred stockholders, if any, of such subsidiary (except to the extent claims of BancFirst in its capacity as a creditor are recognized), and to certain regulatory restrictions. BancFirst does not expect that the regulatory and contractual restrictions applicable to BancFirst or its subsidiaries will significantly affect the operations of BancFirst or its subsidiaries or impair the ability of BancFirst to continue to pay quarterly dividends on BancFirst Common Stock after the Mergers at its current rate. See "The Mergers--Operations after the Mergers" and "Supervision and Regulation--Regulatory Restrictions on Dividends."

CONDITIONS TO THE MERGERS; TERMINATION

     The obligations of BancFirst and each of Johnston County and Commerce to consummate the respective Mergers are subject to various conditions, including obtaining requisite stockholder and regulatory approvals. See "The Merger Proposals--Conditions to the Mergers." Under certain circumstances, each of the respective Merger Agreements may be terminated by BancFirst and/or the respective Merging Entity at any time prior to the Effective Time, whether before or after approval of the respective Merger by the stockholders of BancFirst or the respective Merging Entity. See "The Merger Proposals--Amendment and Termination of the Merger Agreements."

REGULATORY APPROVALS REQUIRED

     The Johnston County/BancFirst Merger was approved on November 16, 1995 by the Federal Reserve Bank of Kansas City acting under delegated authority from the Federal Reserve Board. The requisite regulatory approval with respect to the Commerce/BancFirst Merger will be sought in early 1996, and is a condition precedent to consummation of the Commerce/BancFirst Merger. No other regulatory approvals are required for the Mergers, although the approval of the Oklahoma State Banking Department is required for the proposed subsequent mergers of the Merging Entities' banking subsidiaries into the Bank. See "The Mergers--Operations After the Mergers."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Certain members of BancFirst's management and the BancFirst Board, and certain members of management and the Board of Directors of each of the Merging Entities, respectively, have interests in the respective Mergers by virtue of their interests as stockholders of BancFirst or the respective Merging Entity, or both. The BancFirst Board and the Boards of Directors of each of the Merging Entities were aware of these interests and considered them, among other matters, in approving the respective Merger Agreements and the transactions contemplated thereby. See "Interests of Certain Persons in the Mergers."

ANTICIPATED ACCOUNTING TREATMENT

     Each of the Mergers is expected to be accounted for as a "book value purchase." This method of accounting is similar to a pooling of interests. Accordingly, the book values of a Merging Entity will be combined with the book values of BancFirst at the Effective Time of the respective Merger. However, due to the significant stock ownership of BancFirst held by the Disinterested BancFirst Stockholders, the effects of the acquisition will be included in BancFirst's consolidated financial statements from the date of the acquisitions forward, and the historical financial statements of BancFirst will not be restated, so that the Disinterested BancFirst Stockholders may better evaluate the effects of the Mergers on their interests in BancFirst.

CERTAIN FEDERAL TAX CONSEQUENCES

     Each of the Mergers is expected to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by BancFirst or the respective Merging Entity, and no gain or loss will be recognized by the stockholders of the respective Merging Entities, except with respect to cash received (i) in connection with the redemption or conversion, as the case may be of, Merging Entity preferred stock, (ii) in lieu of fractional shares, or (iii) as a result of the exercise of the statutory rights of Johnston County stockholders to object to the Johnston County/BancFirst Merger. The existing stockholders of BancFirst will recognize no gain or loss for federal income tax purposes as a result of the Mergers. See "Certain Federal Tax Consequences."

MARKETS AND MARKET PRICES

     Shares of BancFirst Common Stock are traded in the over-the-counter market and are listed in NASDAQ/NMS under the symbol "BANF." The following table sets forth the last reported sale price per share of BancFirst Common Stock on the dates set forth, which include August 30, 1995 and June 20, 1995, the last trading days preceding public announcement of the respective Mergers, and the equivalent per share value of the common stock of the Merging Entities for the dates indicated. The equivalent per share value of the common stock of the Merging Entities was calculated by multiplying the per share sales price of BancFirst Common Stock by the respective exchange ratio for Merging Entity common stock. There is no established public trading market for the common or preferred stock of any of the Merging Entities.

                                     MARKET PRICE DATA

                                                   EQUIVALENT PER SHARE VALUE
                                                   --------------------------
                                                      JOHNSTON
                                        BANCFIRST      COUNTY       COMMERCE
                                        ---------     --------      --------
     August 30, 1995, the last
     trading day before public
     announcement of the proposed
     BancFirst/Johnston County
     Merger . . . . . . . . . . . . . . .$20           $8-7/8       N/A

     June 20, 1995, the last trading
     day before public announcement
     of the proposed
     BancFirst/Commerce Merger . . . . . $14-3/4       N/A          $102-1/4

     November 28, 1995, the most
     recent practicable trading day
     before the date of this Proxy
     Statement/ Offering Memorandum. . . $19-1/2       $8-7/8       $

     On November 15, 1995, there were approximately 365, 19 and two holders of record of, respectively, BancFirst Common Stock, Johnston County Common Stock and Commerce Common Stock. As of such date, there were approximately nine and four holders of record of, respectively, Johnston County Preferred Stock and Commerce Preferred Stock. As of such date, no BancFirst Preferred Stock was outstanding.

SUPPLEMENTARY FINANCIAL INFORMATION

     Below is presented selected quarterly financial data for BancFirst Corporation for each full quarter within the two most recent fiscal years and for the current year.

                           SELECTED QUARTERLY FINANCIAL DATA
                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1995                                           THIRD         SECOND            FIRST
----                                           -----         ------            -----
Net interest income                          $11,331        $10,912           $9,945
Provision for possible loan
  losses                                         150            196               61
Noninterest income                             3,180          3,164            2,829
Noninterest expense                            8,625          9,032            8,290
Net income                                     3,639          3,020            2,754
Net income per share                            0.57           0.47             0.43

1994                            FOURTH         THIRD         SECOND            FIRST
----                            ------         -----         ------            -----
Net interest income            $10,227       $10,105         $9,729           $8,875
Provision for possible loan
  losses                           331           321             (9)            (263)
Noninterest income               2,805         2,799          2,870            2,744
Noninterest expense              7,934         8,281          8,041            7,375
Net income                       2,956         2,774          2,789            3,078
Net income per share              0.46          0.43           0.44             0.47

1993                            FOURTH         THIRD         SECOND            FIRST
----                            ------         -----         ------            -----
Net interest income             $8,298        $8,380         $8,327           $7,959
Provision for possible loan
   losses                           35           (46)           119              142
 Noninterest income              2,557         2,539          2,964            2,492
Noninterest expense              7,549         7,173          7,445            6,983

Income before cumulative
   effect of change in
   accounting principle          2,492         2,847          2,502            2,313
Net Income                       2,492         2,847          2,502            3,631
Income per share before
   cumulative effect of change
   in accounting principle        0.41          0.48           0.42             0.47
Net income per share              0.41          0.48           0.42             0.75

                       SELECTED HISTORICAL FINANCIAL DATA

     The following summary is qualified in its entirety by the more detailed information and financial statements included in this Proxy Statement/Offering Memorandum. See the Financial Statements of BancFirst Corporation included elsewhere herein.

                              BANCFIRST CORPORATION

                               AT AND FOR THE
                              NINE MONTHS ENDED
                                SEPTEMBER 30,          AT AND FOR THE YEAR ENDED DECEMBER 31,
                             ------------------   -----------------------------------------------
                              1995       1994      1994      1993       1992      1991      1990
                             ------     ------    ------    ------     ------    ------    ------
                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
                           $ 32,189   $ 28,709   $38,936    $32,971  $ 30,041  $ 26,096   $ 24,807
 Net interest income  . . .
 Provision for possible loan
 losses   . . . . . . . . .     408         49       380        251       700       952      6,792
 Noninterest income   . . .   9,173      8,414    11,218     10,547     8,612     7,918      6,897
 Noninterest expense  . . .  25,946     23,698    31,631     29,151    26,792    27,007     26,340
 Income (loss) before
   extraordinary items. . .   9,414      8,641    11,597     10,154     8,955     4,211     (1,506)
  Net income (loss) . . . .   9,414      8,641    11,597     11,472    11,161     6,555     (1,506)
 Accumulated preferred
 dividends  . . . . . . . .      --        (55)      (55)      (386)     (908)   (1,083)    (1,126)
 Net income (loss)
   applicable to common
   stockholders . . . . . .   9,414      8,586    11,542     11,086    10,253     5,472     (2,632)
BALANCE SHEET DATA:
 Total assets   . . . . . .$981,229   $872,013  $872,915   $823,234  $705,097  $680,576   $693,224
 Total loans (net of
 unearned interest)   . . . 604,642    510,106   522,314    466,356   382,498   329,442    328,273
 Allowance for possible loan
 losses   . . . . . . . . . (10,338)    (9,585)    9,729      9,027     7,202     5,967      6,400
 Investment securities  . . 255,349    232,119   223,044    231,546   204,001   224,386    217,744
 Deposits   . . . . . . . . 867,030    785,012   784,851    736,686   636,633   611,389    627,402
 Note payable   . . . . . .      --         --        --         --    12,000    12,000     16,997
 Long-Term borrowings . . .     810         --        --         --        --        --         --
 10% Preferred Stock  . . .      --         --        --      3,898     3,829     3,829      3,829
 Floating Rate Preferred
   Stock  . . . . . . . . .      --         --        --         --        --    10,000     10,000
 Common stockholders'
   equity . . . . . . . . .  94,794     81,089    81,961     76,052    46,929    33,337     26,992
PER COMMON SHARE DATA:
 Income (loss) before
   extraordinary items. . .   $1.47      $1.34     $1.80      $1.77     $1.70     $0.65     $(0.55)
 Net income (loss)  . . . .    1.47       1.34      1.80       2.01      2.17      1.13      (0.55)
 Cash dividends   . . . . .    0.21       0.18      0.25       0.21      0.05        --         --
 Book value   . . . . . . .   15.26      13.07     13.21      12.27      9.94      6.52       5.33
SELECTED FINANCIAL RATIOS:
 Return on average assets .    1.32%      1.34%     1.34%      1.54%     1.62%     0.94%     (0.22)%
  Return on average
   stockholders' equity . .   14.24      14.42     14.36      17.03     21.58     15.07      (3.70)
 Nonperforming and
   restructured assets to
   total assets . . . . . .    0.70       0.67      0.70       1.08      1.61      2.00       3.32
 Allowance for possible loan
   losses to nonperforming and
   restructured loans . . .  226.41     265.66    261.53     193.21    190.88    140.53      72.95
 Average stockholders'
   equity to average total
   assets . . . . . . . . .    9.30       9.20      9.34       9.06      7.50      6.26       5.90

                        JOHNSTON COUNTY BANCSHARES, INC.

                              AT AND FOR THE
                             NINE MONTHS ENDED
                               SEPTEMBER 30,           AT AND FOR THE YEAR ENDED DECEMBER 31,
                            ------------------   -----------------------------------------------
                             1995       1994      1994      1993       1992      1991      1990
                            ------     ------    ------    ------     ------    ------    ------
                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
 Net interest income  . .$   322    $   321   $    430     $   441    $   481     $   478    $   378
 Provision for possible
   loan losses. . . . . .     10         14         19          19        222          17         26
 Noninterest income   . .     90         90        119         243        200         205        172
 Noninterest expense  . .    338        340        447         551        528         514        401
 Income before
 extraordinary items  . .     52         42         56         105        (67)        105        102
 Net income   . . . . . .     52         42         56         105        (67)        105        102
 Accumulated preferred
 dividends  . . . . . . .      5          5         10          10         10          10         10
 Net income applicable to
   common stockholders. .     47         37         46          95        (77)         95         92
BALANCE SHEET DATA:
Total assets   . . . . . $10,447    $10,045    $10,210     $10,057    $11,352     $11,617    $10,560
 Total loans (net of
 unearned interest)   . .  5,478      5,558      5,491       5,411      6,238       6,780      5,147
 Allowance for possible
 loan losses  . . . . . .    149        110        115         127        122          80         95
 Investment securities  .  2,615      2,224      2,307       2,921      2,739       3,606      4,124
 Deposits   . . . . . . .  9,549      9,163      9,312       9,254     10,607      10,741      9,552
 Note payable   . . . . .    342        380        380         354        387         416        480
 10% Preferred Stock  . .     97         97         97          97         97          97         97
 Common stockholders'
 equity   . . . . . . . .    302        246        255         228        220         195         99
PER COMMON SHARE DATA:
 Income before
   extraordinary items. .$  0.91    $  0.71    $  0.93     $  1.91    $ (1.55)    $  1.91    $  1.85
 Net income   . . . . . .   0.91       0.71       0.93        1.91      (1.55)       1.91       1.85
 Cash dividends   . . . .     --         --         --          --         --         --         --
 Book value   . . . . . .   6.09       4.96       5.14        4.59       4.43        3.93       2.00
SELECTED FINANCIAL RATIOS:
 Return on average assets . 0.65%      0.55%      0.55%       1.03%     (0.58)%      0.91%      1.01%
 Return on average
 stockholders' equity . .  18.69      16.12      16.54       32.71     (22.00)      43.03      69.62
 Nonperforming and
 restructured assets to
   total assets. . . . . .  1.54       1.99       1.83        3.44       3.62        1.65       2.81
 Allowance for possible
   loan losses to
   nonperforming and
   restructured loans . . 156.84      99.10     121.05       55.22      50.83      800.00     137.68
 Average stockholders'
   equity to average total
   assets . . . . . . . .   3.48       3.42       3.30        3.16       2.63        2.11       1.45

                          COMMERCE BANCORPORATION, INC.

                                     AT AND FOR THE
                                    NINE MONTHS ENDED
                                       SEPTEMBER 30,        AT AND FOR THE YEAR ENDED DECEMBER 31,
                                    ------------------   --------------------------------------------
                                      1995      1994      1994      1993     1992     1991      1990
                                     ------    ------    ------    ------   ------   ------    ------
                                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
 Net interest income . . . . . .      $702      $750     $1,002     $998    $1,082    $963      $891
 Provision for possible loan
   losses  . . . . . . . . . . .        -         -          -        -        24       74        36
 Noninterest income  . . . . . .       190       190        254      251      568      292       281
 Noninterest expense . . . . . .       552       517        681      706    1,065      886       911
 Income before extraordinary
  items. . . . . . . . . . . . .       217       272        365      356      364      200       185
 Net income  . . . . . . . . . .       217       272        365      356      364      200       185
 Accumulated preferred dividends         3         3          6        6        6        6         6
 Net income applicable to common
   stockholders  . . . . . . . .       214       269        359      350      358      194       179
BALANCE SHEET DATA:
 Total assets  . . . . . . . . .   $17,444   $18,447    $18,145  $18,983  $18,145  $19,222   $18,994
 Total loans (net of unearned
   interest) . . . . . . . . . .     8,225     8,315      8,213    7,922    7,895    8,713     9,429
 Allowance for possible loan
   losses  . . . . . . . . . . .       104       153        147      151      160      160       130
 Investment securities . . . . .     7,693     8,698      8,542    7,803    8,216    8,176     6,643
 Deposits  . . . . . . . . . . .    15,321    16,519     16,535   17,133   16,452   17,248    16,971
 Note payable  . . . . . . . . .        -         -          -        -        -       250       400
 10% preferred stock . . . . . .        55        55         55       55       55       55        55
 Common stockholders' equity . .     1,512     1,437      1,268    1,422    1,473    1,421     1,283
PER COMMON SHARE DATA:
 Income before extraordinary
   items . . . . . . . . . . . .  $   9.48  $  11.92   $  15.90   $15.51  $ 14.77  $  6.87   $  6.34
 Net income  . . . . . . . . . .      9.48     11.92      15.90    15.51    14.77     6.87      6.34
 Cash dividends  . . . . . . . .      3.54      7.09      16.39    17.72    10.72       -         -
 Book value  . . . . . . . . . .     66.98     63.66      56.17    63.00    65.25    57.84     48.30
SELECTED FINANCIAL RATIOS:
 Return on average assets  . . .      1.63%     1.93%      1.97%    1.92%    1.95%    1.05%     0.97%
 Return on average stockholders'
   equity  . . . . . . . . . . .     20.03     24.43      26.07    23.69    24.23    14.21     14.45
 Nonperforming and restructured
   assets to total assets  . . .      0.36      0.73       0.58     0.61     1.20     1.12      1.02
 Allowance for possible loan losses
   to nonperforming and
   restructured loans . . . . . . . 167.75    161.05     172.94   175.58    93.02   132.23    151.16
 Average stockholders' equity to
   average total assets  . . . .      8.12      7.93       7.54     8.08     8.04     7.36      6.74

                                      14

                    SELECTED UNAUDITED PRO FORMA CONSOLIDATED
                     FINANCIAL DATA OF BANCFIRST CORPORATION

     The following table presents unaudited pro forma financial data of BancFirst assuming that the Mergers occurred January 1, 1994 with respect to income statement data and September 30, 1995 with respect to balance sheet data, and assuming that 100% of the Merging Entities' common and preferred stock was acquired. The pro forma information includes adjustments explained in the unaudited pro forma financial statements and notes thereto included elsewhere in this Proxy Statement/Offering Memorandum.

                                              PRO FORMA AT AND FOR THE
                                          --------------------------------
                                           NINE MONTHS
                                              ENDED            YEAR ENDED
                                          SEPTEMBER 30,       DECEMBER 31,
                                              1995                1994
                                          -------------       ------------
    INCOME STATEMENT DATA:
    Net interest income . . . . . . .       $   33,866          $ 43,597
    Provision for possible loan losses             418               420
    Noninterest income  . . . . . . .            9,567            11,866
    Noninterest expense . . . . . . .           27,386            35,102
    Income (loss) before extraordinary
      items . . . . . . . . . . . . .            9,860            12,720
    Net income (loss) . . . . . . . .            9,860            12,720
    Accumulated preferred dividends .               --               (55)
    Net income (loss) applicable to
      common stockholder. . . . . . .            9,860            12,665
    BALANCE SHEET DATA:
    Total Assets  . . . . . . . . . .       $1,008,456
    Total loans (net of unearned
      interest) . . . . . . . . . . .          618,345
    Allowance for possible loan losses          10,591
    Investment securities . . . . . .          265,657
    Deposits  . . . . . . . . . . . .          891,900
    10% Preferred Stock . . . . . . .               --
    Common stockholders' equity . . .           96,696
    PER COMMON SHARE DATA:
    Income (loss) before extraordinary
      items . . . . . . . . . . . . .       $     1.50          $   1.93
    Net income (loss) . . . . . . . .             1.50              1.93
    Cash dividends  . . . . . . . . .             0.21              0.25
    Book value  . . . . . . . . . . .            15.12
    SELECTED FINANCIAL RATIOS:
    Nonperforming and restructured
      assets to total assets  . . . .             0.70%
    Allowance for possible loan losses
      to nonperforming and restructured
      loans . . . . . . . . . . . . . .         224.67%
    Stockholders' equity to total
      assets  . . . . . . . . . . . . .           9.59%

                           COMPARATIVE PER SHARE DATA

     The following tables present certain unaudited comparative per share data (1) on a historical basis for BancFirst and the Merging Entities, (2) on a pro forma consolidated basis for BancFirst and (3) on an equivalent pro forma basis for the Merging Entities. The pro forma information includes adjustments explained in the unaudited pro forma financial statements and notes thereto included elsewhere in this Proxy Statement/Offering Memorandum.
 The pro forma per share amounts are calculated based upon the historical number of shares outstanding and the exchange ratios set forth in "The Mergers--Terms of the Mergers."

     Although management of BancFirst anticipates that the stockholders of Johnston County will approve the Johnston County/BancFirst Merger, each of the Mergers is not contingent upon the others and no assurance can be given that the Mergers will be consummated. Therefore, a range of highest and lowest earnings per share is also presented, (1) assuming that BancFirst and the respective Merging Entity are merged, and (2) assuming the combination of the other Merging Entity.

     The information presented in these tables should be read in conjunction with the pro forma financial statements and the historical financial statements of BancFirst and the Merging Entities contained elsewhere herein or incorporated herein by reference.

                                                   AT AND FOR THE
                                           --------------------------------
                                           NINE MONTHS
                                              ENDED            YEAR ENDED
                                          SEPTEMBER 30,       DECEMBER 31,
                                              1995                1994
                                          -------------       ------------
     BANCFIRST CORPORATION
     Earnings per Share:
          Historical . . . . . . . . . . .     $ 1.47          $ 1.80
          Pro forma - all Merging Entities       1.47            1.82
          Pro forma - highest  . . . . . .       1.48            1.82
          Pro forma - lowest . . . . . . .       1.47            1.81
     Cash dividends per share:
          Historical . . . . . . . . . . .       0.21            0.25
          Pro forma  . . . . . . . . . . .       0.21            0.25
     Book value per share:
          Historical . . . . . . . . . . .      15.26            --
          Pro forma  . . . . . . . . . . .      15.12            --

     JOHNSTON COUNTY BANCSHARES, INC. EQUIVALENT
     Exchange ratio: 0.47 for 1
     Earnings per share:
          Historical . . . . . . . . . . .     $ 0.91          $ 0.93
          Pro forma - all Merging Entities       0.69            0.86
          Pro forma - highest  . . . . . .       0.70            0.86
          Pro forma - lowest . . . . . . .       0.69            0.85
     Cash dividends per share:
          Historical . . . . . . . . . . .        --              --
          Pro forma  . . . . . . . . . . .       0.10            0.12
     Book value per share:
          Historical . . . . . . . . . . .       6.09              --
          Pro forma  . . . . . . . . . . .       7.10              --

                                                          AT AND FOR THE
                                                  --------------------------------
                                                   NINE MONTHS
                                                      ENDED          YEAR ENDED
                                                  SEPTEMBER 30,     DECEMBER 31,
                                                      1995              1994
                                                  -------------     ------------
     COMMERCE BANCORPORATION, INC. EQUIVALENT
     Exchange ratio: 6.9335 for 1
     Earnings per share:
          Historical . . . . . . . . . . . . . .     $  9.48          $ 15.90
          Pro forma - all Merging Entities . . .       10.19            12.62
          Pro forma - highest  . . . . . . . . .       10.26            12.62
          Pro forma - lowest . . . . . . . . . .       10.19            12.55
     Cash dividends per share:
          Historical . . . . . . . . . . . . . .        3.54            16.39
          Pro forma  . . . . . . . . . . . . . .        1.46             1.73
     Book value per share:
          Historical . . . . . . . . . . . . . .       66.98               --
          Pro forma  . . . . . . . . . . . . . .      104.83               --

                            CERTAIN FACTORS TO CONSIDER


     STOCKHOLDERS OF BANCFIRST AND JOHNSTON COUNTY SHOULD CONSIDER THE FOLLOWING FACTORS, TOGETHER WITH OTHER INFORMATION IN THIS PROXY STATEMENT/OFFERING MEMORANDUM, BEFORE DECIDING HOW TO VOTE ON THEIR RESPECTIVE MERGER OR, WITH RESPECT TO THE HOLDERS OF JOHNSTON COUNTY PREFERRED STOCK, WHETHER TO EXERCISE THEIR DISSENTERS' RIGHTS.

ECONOMIC CONDITIONS

     The banking industry in Oklahoma is affected by general economic conditions such as recession, declining asset values, unemployment and other factors which affect financial institutions generally in the region. During 1986, severely depressed oil and gas prices materially and adversely affected Oklahoma's economy, causing recession and unemployment in Oklahoma which resulted in the failure of numerous Oklahoma banks and depressed conditions in Oklahoma's real estate sector. Since 1990, the number of bank failures has steadily decreased and the local economy has improved in part due to its expansion into non-energy related industries. However, as Oklahoma's economy is diversified away from the energy industry, its economy has become more susceptible to adverse effects resulting from recession in the national economy. Economic recession over a prolonged period or other economic dislocation in Oklahoma could cause increases in non-performing assets, thereby resulting in additional net chargeoffs. Such chargeoffs, in turn, could cause operating losses, impair liquidity and erode capital. BancFirst has operated profitably and has experienced increasing net earnings in each year since 1991. However, there can be no assurance that BancFirst will be able to withstand adverse changes in Oklahoma's economy should they occur, or that general economic conditions in the nation or Oklahoma will improve, and, accordingly, BancFirst will remain subject to risks associated with prolonged declines in such economies.

COMPETITION

     Many of BancFirst's competitors, which include money center and regional banks, savings and loans and other financial service institutions, currently have larger financial and other resources. Current legislation in Oklahoma permits interstate and branch banking subject to minor limitations, and has led to increased competition. This increased competition is expected to continue.

CONTROL OF BANCFIRST

     As of the Record Date, the BancFirst Affiliates owned beneficially an aggregate of 3,435,613 shares of BancFirst Common Stock, or approximately 55.27% of the total BancFirst Common Stock outstanding on such date. Upon completion of the Mergers, the BancFirst Affiliates will beneficially own approximately 56.57% of the total shares of BancFirst Common Stock then outstanding, taking into account the issuance of the 179,831 shares of BancFirst Common Stock issuable to stockholders of the Merging Entities in connection with the Mergers. Under Oklahoma law, holders of a majority of the outstanding shares of Common Stock are able to elect all of BancFirst's directors and approve significant corporate actions, including business combinations, without the approval of the other shareholders. As a result, the BancFirst Affiliates will continue to have the ability to control the business and affairs of BancFirst following completion of the Mergers. See "Description of BancFirst Stock" and "Interests of Certain Persons in the Mergers."

TERMINATION OF THE MERGER AGREEMENTS

     Each of the Merger Agreements may be terminated for various reasons, including, without limitation, the determination by BancFirst's Board of Directors that there is a material adverse change in the financial condition of the respective Merging Entity or its subsidiary bank.

DIVIDENDS

     BancFirst's ability to pay dividends to its stockholders is substantially dependent upon the dividends BancFirst receives from the Bank. The payment of future dividends, if any, on the capital stock of BancFirst will be determined by the BancFirst Board in light of conditions then existing, including the earnings of BancFirst and the Bank and restrictions under various federal and state banking laws, regulations and regulatory policies. In addition, the Bank must maintain certain capital levels which may restrict its ability to pay dividends to BancFirst. As of September 30, 1995, the amount available for distribution by the Bank to BancFirst as dividends without regulatory approval was approximately $22 million; however, the regulators of the Bank could administratively impose stricter limits on the ability of the Bank to pay dividends. See "Supervision and Regulation."

OWNERSHIP OF BANCFIRST STOCK VERSUS STOCK OF THE MERGING ENTITIES

     If the Mergers are consummated there will be different aspects and attributes of owning BancFirst Common Stock as compared to owning Merging Entity common stock or preferred stock. See "Summary Comparison of BancFirst Stock and Stock of Each Merging Entity."

RESALES OF BANCFIRST SHARES

     The shares of BancFirst Common Stock to be issued pursuant to the Merger Agreements will not be registered under the Securities Act, pursuant to the exemptions from registration afforded by Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. Accordingly, the shares thus issued will be restricted as to transferability, and the certificates of BancFirst Common Stock issued to a Merging Entity stockholder in a Merger will contain an appropriate restrictive legend, with appropriate stop transfer orders given to the transfer agent for such certificates.

     Each Merging Entity stockholder who desires to resell the BancFirst Common Stock received in the Merger of such Merging Entity and BancFirst must sell the BancFirst stock either (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act, or (iii) in a transaction which, in the opinion of counsel for such stockholder or as described in a "no-action" or interpretive letter from the staff of the Commission, in each case reasonably satisfactory in form and substance to BancFirst, is exempt from the registration requirements of the Securities Act.

     Under the resale provisions of Rule 144, a stockholder may generally sell restricted shares after a period of two years from the date of acquisition, provided such shares are sold through a broker or to a market maker and the amount of shares sold plus the amounts of such shares sold by the stockholder within the preceding three months does not exceed the greater of one percent of such shares shown as outstanding by the most recent published report of the issuer, or the average weekly reported volume of trading in such shares during the four weeks preceding the filing of the notice or order of the proposed sale. After three years from the issuance of any BancFirst Common Stock received in a Merger, if the holder thereof is not an affiliate of BancFirst at the time of sale or for at least three months prior to such sale, such person may freely resell such BancFirst stock, without limitation.

                   INFORMATION CONCERNING THE SPECIAL MEETINGS

THE MEETINGS

BANCFIRST

     At the BancFirst Special Meeting, holders of BancFirst Common Stock will consider and vote upon the following proposals, each of which is being considered and voted upon as a separate matter:

     1. A proposal to approve and adopt the Johnston County/BancFirst Merger Agreement and all of the transactions contemplated thereby, including (a) the merger of Johnston County with and into BancFirst and the issuance of BancFirst Common Stock in exchange for shares of Johnston County Common Stock, as well as the payment of cash in exchange for the outstanding preferred stock of Johnston County, and (b) the Required Amendment to the BancFirst Charter increasing the number of authorized shares of BancFirst Common Stock from 6,800,000 to 7,000,000; and

     2. A proposal to approve and adopt the Commerce/BancFirst Merger Agreement and all of the transactions contemplated thereby, including (a) the merger of Commerce with and into BancFirst and the issuance of BancFirst Common Stock in exchange for shares of Commerce Common Stock, and
     (b) the Required Amendment.

     The amendment to the BancFirst Charter contemplated by the Required Amendment is discussed below under "Amendment to the BancFirst Charter." Each of the Merger Proposals will be voted upon separately. BancFirst stockholders will also consider and vote upon such other matters as may properly be brought before the BancFirst Special Meeting or any adjournments or postponements thereof.

JOHNSTON COUNTY

     At the Johnston County Special Meeting, holders of Johnston County Common Stock will consider and vote upon a proposal to approve and adopt the Johnston County/BancFirst Merger Agreement and such other matters as may properly be brought before the Johnston County Special Meeting.

COMMERCE

     All of the outstanding shares of Commerce Common Stock are owned by two stockholders, including one of the Interested BancFirst Stockholders. See "Interests of Certain Persons in the Mergers." The two stockholders have acted by written consent to approve the Commerce/BancFirst Merger Agreement, which remains subject to the approval of the stockholders of BancFirst.

QUORUM AND VOTING

     The special meetings of the stockholders of BancFirst and Johnston County will be held on December 28, 1995, for the purposes and at the times and locations indicated on the respective Notice of Special Meeting. Only holders of record of BancFirst Common Stock and Johnston County Common Stock at the close of business on November 30, 1995 (the "Record Date") are entitled to vote, one vote for each share, on the matters submitted to such stockholders at the respective special meetings or any adjournment thereof.

     The bylaws of BancFirst as well as the bylaws of Johnston County require the presence, in person or by proxy, of the holders of record of a majority of all outstanding shares of the stock of the respective corporation entitled to vote thereat in order to constitute a quorum for the conduct of any business to come before that corporation's special meeting. Accordingly, with respect to the BancFirst Special Meeting, the presence, in person or by proxy, of the holders of record of a majority of all outstanding shares of BancFirst Common Stock is required to constitute a quorum for consideration of the Merger Proposals. All properly signed and delivered proxies that are not subsequently revoked, whether marked or unmarked and whether directing the holder of the proxy to vote for or against or to abstain as to all or any matters to come before a special meeting, will be counted toward the presence of a quorum with respect to such special meeting.

     The affirmative vote of a majority of the outstanding shares of common stock of Johnston County is required for approval of the Johnston County/BancFirst Merger. The holders of record of the common stock of Johnston County may vote for or against the Johnston County/BancFirst Merger, or may abstain from voting on such Merger, by checking the appropriate box on the proxy card delivered with this Proxy Statement/Offering Memorandum. If no preference is indicated on a returned proxy card, the Johnston County stockholder will be deemed to have voted FOR the Johnston County/BancFirst Merger. All shares of Johnston County Common Stock that are represented at the Johnston County Special Meeting by properly executed, unrevoked proxy cards will be voted at such meeting in accordance with the instructions indicated on the proxy cards. Checking the abstention box on the proxy card or failing to return the proxy card has the same effect as voting against the Johnston County/BancFirst Merger.

     The affirmative vote of the holders of a majority of the outstanding common stock of BancFirst is required for approval of each separate Merger Proposal (each of which includes the Required Amendment). Broker non-votes will have the effect of votes against each of the Merger Proposals. The holders of record of the common stock of BancFirst may vote for or against each of the Merger Proposals, or may abstain from voting on any or all of the Merger Proposals, by checking the appropriate box on the proxy card delivered with this Proxy Statement/Offering Memorandum. If no preference is indicated on a returned proxy card, the BancFirst stockholder will be deemed to have voted FOR each of the Merger Proposals. All shares of BancFirst Common Stock that are represented at the BancFirst Special Meeting by properly executed, unrevoked proxy cards will be voted at the BancFirst Special Meeting in accordance with the instructions indicated on the proxy cards. Checking the abstention box on the proxy card or failing to return the proxy card has the same effect as voting against the Merger Proposals.

THE BANCFIRST SPECIAL MEETING

     CONSIDERATION OF THE MERGERS PROPOSALS. Approval of each Merger Proposal requires the affirmative vote of a majority of the outstanding shares of BancFirst Common Stock. Set forth below are the total shares of BancFirst Common Stock outstanding and entitled to vote on the Merger Proposals, the number of shares held of record which will constitute the quorum with respect thereto, and the minimum required affirmative vote for approval of each Merger
Proposal:

            BANCFIRST           NUMBER OF
          COMMON STOCK            SHARES            MINIMUM
           OUTSTANDING          FOR QUORUM      AFFIRMATIVE VOTE
           -----------          ----------      -----------------
           6,215,624             3,107,813         3,107,813


     As of the Record Date, the BancFirst Affiliates owned beneficially approximately 55.27% of the shares of BancFirst Common Stock outstanding on such date. The BancFirst Affiliates have indicated their intention to vote their shares of BancFirst Common Stock in favor of the Merger Proposals. Certain of the BancFirst Affiliates, including RBLP, a limited partnership of which David
E. Rainbolt, President and Chief Executive Officer of BancFirst, is general partner, and H. E. Rainbolt, Chairman of the Board of BancFirst, is a limited partner, and J. R. Hutchens, Jr., a director of BancFirst (collectively, the "Interested BancFirst Stockholders"), also have stock ownership in Johnston County. Such ownership interest is sufficient to assure approval of the Johnston County/BancFirst Merger by the stockholders of Johnston County. See "Interests of Certain Persons in the Mergers."

JOHNSTON COUNTY SPECIAL MEETING

     Approval of the Johnston County/BancFirst Merger Agreement by the stockholders of Johnston County requires the affirmative vote of a majority of the outstanding shares of Johnston County Common Stock. Set forth below are the total shares of common stock outstanding of Johnston County as of the Record Date, the number of shares held of record which will constitute the quorum with respect to a meeting of the stockholders of Johnston County, and the minimum required affirmative vote with respect to approval of the Johnston County/BancFirst Merger Agreement:


     JOHNSTON COUNTY          NUMBER OF
      COMMON STOCK              SHARES             MINIMUM
       OUTSTANDING            FOR QUORUM       AFFIRMATIVE VOTE
       -----------            ----------       ----------------
         49,620                 24,811              24,811



VOTING AND REVOCABILITY OF PROXIES

     Common shares represented by properly executed proxies, unless previously revoked, will be voted at the respective special meeting of stockholders represented by such shares in accordance with the instructions thereon. If no direction is indicated, such shares will be voted for approval of the matters submitted, and, in connection with any other business that properly may come before such special meeting, such shares shall be voted according to the discretion of the persons named as proxies.

     Any holder of the common stock of BancFirst or Johnston County who executes a proxy has the continuing right to revoke the proxy at any time before it has been voted. Such right may be exercised by (i) delivering written notice of revocation, bearing a later date than the proxy card, to the corporate secretary of the respective corporation; (ii) by delivering to such corporate secretary a duly executed proxy bearing a later date; or (iii) by attending the special meeting and voting in person. Any holder of the common stock of BancFirst or Johnston County may appear at the special meeting to which his shares relate, irrespective of whether he has previously given a proxy.

SOLICITATION OF PROXIES

     Each of BancFirst and Johnston County will bear the cost of the solicitation of proxies from its own stockholders. In addition to solicitation by mail, the directors, officers and employees of each company and their respective subsidiaries may solicit proxies from stockholders of such company by telephone or telegram or in person. Such persons will not be additionally compensated, but will be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage firms, nominees, fiduciaries and other custodians, for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and the respective company for which such materials are forwarded will reimburse such persons for their reasonable out-of-pocket expenses in connection therewith.


                             DISSENTING STOCKHOLDERS

AVAILABILITY OF APPRAISAL RIGHTS

     Under the provisions of the Oklahoma General Corporation Act (the "OGCA"), which became effective on November 1, 1986, appraisal rights are generally available, with certain exceptions, for the shares of any class or series of
stock of a constituent corporation in a merger or consolidation.   Accordingly,
holders of both Johnston County Common Stock and Johnston County Preferred Stock who desire to dissent from the Johnston County/BancFirst Merger Agreement and the related transactions may do so pursuant to Section 1091 of the OGCA, a copy of which is included as Appendix A to this Proxy Statement/Offering Memorandum, and receive cash payment for his or her shares, after compliance with each of the conditions and requirements set forth in such section. For a summary description of the conditions and requirements which must be met in order to perfect dissenters' rights of appraisal under Section 1091 of the OGCA, see "--Exercise of Appraisal Rights," below.

     Johnston County was incorporated under the Oklahoma Business Corporation Act (the "Old Oklahoma Corporation Act"), which was in effect prior to enactment of the OGCA. The Old Oklahoma Corporation Act also provided that stockholders had the right to dissent to a merger or consolidation, as well as to various other corporate actions. The dissenters' rights provided by the Old Oklahoma Corporation Act could, however, be eliminated if a given corporate action was approved by the holders of at least 90% of all outstanding shares of a corporation's stock
(or with respect to the holders of any class, if the corporate action was approved by at least 90% of all outstanding shares of a corporation's stock and at least three-fourths of the shares of the class), and such limitation was contained in a corporation's charter documents (a "Dissenters' Rights Limitation Provision"). The charter documents of Johnston County contain a
Dissenters' Rights Limitation Provision.   The OGCA, however, permits no such
limitation to be made by a corporation in respect of appraisal rights, and it is unclear whether such charter provisions, enacted under the Old Oklahoma Corporation Act, would be given effect under the OGCA. Accordingly, the Johnston County Board has determined to accord its stockholders dissenters' rights in connection with the Johnston County/BancFirst Merger, in accordance with the applicable appraisal provisions of the OGCA, notwithstanding the possible elimination of such rights under the Dissenters' Rights Limitation Provision contained in Johnston County's charter documents.

     Under the provisions of the OGCA and BancFirst's charter documents, appraisal rights are not available to the holders of BancFirst Common Stock with respect to a vote on the Mergers.

EXERCISE OF APPRAISAL RIGHTS

     A stockholder of Johnston County who desires to dissent from the Johnston County/BancFirst Merger and the related transactions pursuant to Section 1091 of the OGCA and receive cash payment for his or her shares must comply with each of the following conditions and requirements:

     1. Such stockholder must deliver to Johnston County, before the taking of the vote on the Johnston County/BancFirst Merger a written demand for appraisal of such stockholder's shares. Such demand should be delivered or mailed in time to arrive before the vote to be taken at the Johnston County/BancFirst Special Meeting, to Johnston County at its address set forth on the cover page of this Proxy Statement/Offering Memorandum, to the attention of the corporate secretary. Such a written demand must be made in addition to, and separate from, any proxy or vote against adoption and approval of, the Johnston County/BancFirst Merger Proposal. Neither a proxy vote against, nor a vote at the Johnston County/BancFirst Special Meeting against, nor a failure to vote for, nor abstaining from voting on the Johnston County/BancFirst Merger Proposal will constitute the required written demand.

     2. Such stockholder must not vote by proxy or in person in favor of adoption and approval of the Johnston County/BancFirst Merger Proposal. A stockholder who executes and returns an unmarked proxy will have his or her shares of Johnston County Common Stock voted in favor of the Johnston County/BancFirst Merger Proposal, and, as a consequence thereof, will be foreclosed from exercising any rights as a dissenting stockholder. A stockholder who abstains from voting by marking a proxy "abstain" or by otherwise not voting will not thereby be foreclosed from exercising dissenters' rights. The failure of a stockholder to vote at the Johnston County/BancFirst Special Meeting will not constitute a waiver of his or her rights as a dissenting stockholder.

     Within 10 days from the Effective Time of a Merger, BancFirst must mail to any stockholder who has complied with the two conditions described above (a "Dissenting Stockholder") written notice that the Johnston County/BancFirst Merger has become effective.

     Within 120 days after the Effective Time of the Johnston County/BancFirst Merger, either BancFirst or any Dissenting Stockholder may file a petition with the district court demanding a determination of the value of the stock of all Dissenting Stockholders of Johnston County represented by the shares of stock owned by the Dissenting Stockholder. Any Dissenting Stockholder may, at any time within 60 days after the Effective Time of the Johnston County/BancFirst Merger, withdraw the demand for appraisal and accept the terms of the Johnston County/BancFirst Merger Agreement. Dissenting Stockholders are entitled to receive from BancFirst, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Johnston County/BancFirst Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares.

     If such an action is commenced, BancFirst would be required to file with the court a certified list containing the names and addresses of all Dissenting Stockholders, If so ordered by the court, the clerk of the court would then give notice of the time and place fixed for the hearing on the petition by registered or certified mail to BancFirst and to all Dissenting Stockholders. Such notice would also be published in a newspaper of general circulation in Oklahoma City, Oklahoma or such other publication as the court deems advisable.

     At the hearing, the court would determine the stockholders who have perfected their dissenters' rights and may require them to submit their stock certificates to the court clerk for notation thereon of the pendency of the appraisal proceedings, and may dismiss the proceedings with respect to any Dissenting Stockholder who fails to comply with that order. The court would then, taking into account all relevant factors, determine the fair value of the stock of all of the Dissenting Stockholders of such corporation exclusive of any element of value arising from the accomplishment or expectation of the Johnston County/BancFirst Merger, and order its payment to the Dissenting Stockholders, together with a fair rate of interest, if any, to be paid upon such amount. Discovery and other pretrial proceedings would be conducted to the extent permitted by the court in its discretion. Interest may be simple or compound as the court may direct. Court costs would be imposed upon the parties as the court directs. Upon application of any Dissenting Stockholder, the court may order all or a portion of the expenses incurred by any Dissenting Stockholder in connection with the appraisal proceedings, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against all of the shares entitled to an appraisal.

     Any stockholder who has duly demanded appraisal in compliance with Section 1091 of the OGCA will not, after the Effective Time, be entitled to vote for any purpose the shares of stock subject to such demand or to receive payment of dividends or other distributions with respect to the shares held by such holder, except for dividends or distributions payable to stockholders of record at a date prior to the Effective Time of the Johnston County/BancFirst Merger.

     A demand for appraisal must be made by or for and in the name of the stockholder of record, fully and correctly, as such stockholder's name appears on the stockholder's stock certificates. Such demand cannot be made by the beneficial owner if the stockholder does not also hold the shares of record. If the stock is owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, such demand must be executed by the fiduciary. If the stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he or she is acting as agent for the record owner.

     A record owner, such as a broker, who holds stock as a nominee for others, may exercise the right of appraisal with respect to the shares held for all or less than all beneficial owners of shares held by the record owner. In such case, the written demand must set forth the number of shares as to which appraisal is sought. If the number of shares as to which appraisal is sought is not expressly mentioned, the demand will be presumed to cover all shares of stock outstanding in the name of such record owner. Persons whose shares are held by brokers or other nominees and who desire to exercise dissenters' rights of appraisal should consider either (a) arranging to have their shares transferred into their own names of record and making the necessary written demand for appraisal or (b) arranging to have their broker or other nominee, as the case may be, take all of the steps necessary to comply with the applicable statute.

     Stockholders who have elected to dissent are bound by their election unless they withdraw their demand within 60 days after the Effective Time and may not thereafter withdraw their election and receive BancFirst Common Stock or cash, as the case may be, without the written consent of BancFirst.

     The foregoing summary does not purport to be a complete statement of the appraisal rights of dissenting stockholders, and is qualified in its entirety by reference to the applicable provisions of Section 1091 of the OGCA, which are reproduced in full as Appendix A to this Proxy Statement/Offering Memorandum.

                                   THE MERGERS

     THIS SECTION OF THIS PROXY STATEMENT/OFFERING MEMORANDUM DESCRIBES CERTAIN ASPECTS OF THE PROPOSED MERGERS. THE FOLLOWING DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RESPECTIVE MERGER AGREEMENTS WHICH ARE ATTACHED AS APPENDICES B AND C TO THIS PROXY STATEMENT/OFFERING MEMORANDUM.

GENERAL

BANCFIRST

     The BancFirst Board has regularly reviewed the various strategic alternatives available to BancFirst including the possibility of mergers with certain other bank holding companies affiliated with BancFirst by common stock ownership. In mid-1995, the BancFirst Board concluded that it was in BancFirst's best interest to pursue mergers with Johnston County and Commerce.

     During April and May 1995, the BancFirst Board considered presentations by BancFirst management and reviewed the terms of the proposed Commerce/BancFirst Merger Agreement. On June 2, 1995, the BancFirst Board approved the Commerce/BancFirst Merger Agreement by unanimous written consent. At a special meeting of the BancFirst Board held August 24, 1995, the BancFirst Board considered presentations by BancFirst management and reviewed the terms of the proposed Johnston County/BancFirst Merger Agreement. At that meeting, the BancFirst Board, with Messrs. H. E. Rainbolt, David E. Rainbolt and J.R. Hutchens, Jr. abstaining, approved the Johnston County/BancFirst Merger Agreement.

JOHNSTON COUNTY

     On August 21, 1995, the Johnston County Board considered presentations by its management and reviewed the terms of the proposed Johnston County/BancFirst
Merger Agreement.   At such meeting, the Johnston County Board approved the
proposed Johnston County/BancFirst Merger Agreement.

COMMERCE

     On June 2, 1995, the Commerce Board approved the proposed
Commerce/BancFirst Merger Agreement by unanimous written consent.

REASONS FOR THE MERGERS; RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

BANCFIRST

     The BancFirst Board concluded that the Mergers would be in the best interests of BancFirst and its stockholders. Numerous factors were considered by the BancFirst Board in approving and recommending the terms of the Mergers. These factors included information concerning the financial condition, results of operations, and prospects of BancFirst and each of the Merging Entities; the capital adequacy of the resulting entity; the composition of the businesses of BancFirst and each of the Merging Entities; the anticipated compatibility of the management and employees of the organizations; the outlook for each of the organizations in the rapidly changing banking and financial services industry; the relationship of the consideration to be paid in each of the Mergers to the book value and earnings per share of the respective Merging Entity; and the financial terms of certain other recent business combinations in the banking industry.

     The BancFirst Board believes that combining with the Merging Entities, each of which has a long-established banking franchise in its respective community, is a natural and desirable extension of BancFirst's market area. The BancFirst Board also believes that the consolidation of resources by reason of the Mergers will enable BancFirst to provide a wider and improved array of financial services to customers and to achieve added flexibility in dealing with Oklahoma's changing competitive environment.

     THE BANCFIRST BOARD HAS APPROVED EACH OF THE MERGER AGREEMENTS AS BEING IN THE BEST INTERESTS OF BANCFIRST AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE BANCFIRST STOCKHOLDERS VOTE IN FAVOR THEREOF.

THE MERGING ENTITIES

     The Boards of Directors of each of the Merging Entities have carefully considered the future role of their respective companies in the changing banking environment. Each of the Boards of Directors considered such things as potential increased competition from bank and non-bank sources, prospects for future growth as well as the ability of the respective Merging Entities' banking subsidiaries to develop new products on a profitable basis. In light of the foregoing, the Board of Directors of each of Johnston County and Commerce has concluded that the affiliation of the respective Merging Entity with a larger banking organization with substantial resources would be in the best interests of such Merging Entity's stockholders, employees and communities.

     The Boards of Directors of each of the Merging Entities has concluded that the terms of the respective Merger with BancFirst are fair to the stockholders of the respective Merging Entity and that consummation of the respective Merger is in the best interests of the respective Merging Entity and its stockholders. In reaching these conclusions, each of the Boards of Directors of the Merging Entities has considered, among other things, the consideration being offered in the respective Merger relative to the market value, book value and earnings per share of the common and preferred stock of the respective Merging Entity; information concerning the financial condition, earnings and dividends of the respective Merging Entity and BancFirst; and the financial terms of other recent business combinations in the banking industry.

     THE JOHNSTON COUNTY BOARD HAS UNANIMOUSLY APPROVED THE JOHNSTON COUNTY/BANCFIRST MERGER AGREEMENT AS BEING IN THE BEST INTERESTS OF JOHNSTON COUNTY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS OF JOHNSTON COUNTY VOTE IN FAVOR THEREOF.

     The Commerce Board unanimously approved the Commerce/BancFirst Merger Agreement as being in the best interest of Commerce and its stockholders and unanimously recommended such stockholders vote its common shares in favor thereof. Such stockholders approved the Commerce/BancFirst Merger Agreement by written stockholder consent on November 28, 1995. See "Interests of Certain Persons in the Merger."

OPINIONS OF BANCFIRST'S FINANCIAL ADVISOR

     In October 1995, BancFirst retained Sheshunoff, an investment banking firm based in Austin, Texas, on the basis of the firm's reputation, its experience and familiarity with the banking industry and with bank merger and acquisition transactions. Sheshunoff has been in the business of consulting for the banking industry for twenty years, including the appraisal and valuation of banking institutions and their securities in connection with mergers and acquisitions and equity offerings. Sheshunoff has a long history of familiarity and involvement with the banking industry nationwide, as well as familiarity with the Oklahoma market and recent transactions in this market. Except as described herein, Sheshunoff is not affiliated in any way with BancFirst, Johnston County or Commerce or their respective affiliates.

     On November 10, 1995, in connection with its consideration of the proposed Mergers, Sheshunoff delivered its written opinions (the "Opinions") to the BancFirst Board that, based upon and subject to the various considerations set forth in the Opinions, as of the date of such Opinions, the terms of the Mergers as provided in the respective Merger Agreements are fair, from a financial point of view, to all the stockholders of BancFirst. Copies of the Opinions are attached as Appendix D to this Proxy Statement/Offering Memorandum and should be read in their entirety by the stockholders of BancFirst. The Opinions do not constitute an endorsement of the Mergers or a recommendation to any BancFirst stockholder as to how such BancFirst stockholder should vote at the BancFirst Special Meeting.

     In rendering the Opinions, Sheshunoff reviewed certain publicly available information concerning BancFirst, Johnston County and Commerce. Sheshunoff considered many factors in making its evaluation. In arriving at its

Opinions regarding the fairness of the transaction, Sheshunoff reviewed: (i) the Agreements and Plans of Reorganization and Merger between BancFirst and each of Johnston County and Commerce; (ii) the most recent external auditor's reports to the Boards of Directors of each organization;
(iii) the September 30, 1995 Report of Condition and Income for each organization, the unaudited December 31, 1994 Balance Sheets and Income Statements for each of Johnston County and Commerce, and the audited December 31, 1994 Balance Sheet and Income Statement for BancFirst; (iv) the Rate Sensitivity Analysis reports for each organization; (v) each organization's listing of marketable securities showing rate, maturity and market value as compared to book value; (vi) each organization's internal loan classification list; (vii) a listing of other real estate owned for each organization;
(viii) the budget and long range operating plan of each organization; (ix) a listing of unfunded letters of credit and any other off-balance sheet risks for each organization; (x) the minutes of the Board of Directors of each organization; (xi) the most recent Board report for each organization; (xii) the listing and description of significant real properties for BancFirst;
(xiii) material leases on real and personal property for BancFirst; (xiv) the directors' and officers' liability and blanket bond insurance policies for each organization; and (xv) market conditions and current trading levels of outstanding equity securities of each organization. Sheshunoff conducted an on-site review of each organization's historical performance, current financial condition and performed a market area analysis.

     In addition, Sheshunoff discussed with the management of BancFirst, Johnston County and Commerce the relative operating performance and future prospects of each organization, primarily with respect to the current level of their earnings and future expected operating results, giving weight to Sheshunoff's assessment of the future of the banking industry and each organization's performance within the industry. Sheshunoff compared the results of operations of BancFirst with those of 261 national bank holding companies with total assets of $500 to $999 million. Sheshunoff compared the results of operations of Johnston County and Commerce with state banking organizations with total assets of $10 to $24 million and $25 to $49 million. Sheshunoff reviewed and analyzed the terms and conditions of 35 selected proposed common stock acquisitions of banking organizations with assets under $250 million in the Southwestern U.S. announced from October 30, 1994 through October 30, 1995.

     Many variables affect the value of banks, not the least of which is the uncertainty of future events, so that the relative importance of the valuation variables differs in different situations, with the result that appraisal theorists argue about which variables are the most appropriate ones on which to focus. However, most appraisers agree that the primary financial variables to be considered are earnings, equity, dividends or dividend-paying capacity, asset quality and cash flow. In addition, in most, if not all, instances, value is further tempered by non-financial factors such as marketability, voting rights or block size, history of past sales of the banking company's stock, nature and relationship of the other shareholdings in the bank, and special ownership or management considerations.

     Sheshunoff analyzed the transaction value of each proposed Merger on a cash equivalent fair market value basis using the standard evaluation techniques (as discussed below) including comparable sales multiples, net present value, cash flow analysis, return on investment and the price equity index based on certain assumptions of projected growth, earnings and dividends and a range of discount rates from 10% to 15%.

     NET ASSET VALUE is the value of the net equity of a bank, including every kind of property and value. This approach normally assumes liquidation on the date of the appraisal with the recognition of securities gains or losses, real estate appreciation or depreciation and any adjustments to the loan loss reserve, discounts to the loan portfolio or changes in the net value of other assets. As such, it is not the best approach to use when valuing a going concern, because it is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), it still results in a liquidation value for the concern. Furthermore, since this method does not take into account the values attributable to the going concern such as the interrelationship among the company's assets, liabilities, customer relations, market presence, image and reputation, and staff expertise and depth, little weight is given by Sheshunoff to the net asset value method of valuation.

     MARKET VALUE is generally defined as the price, established on an "arms-length" basis, at which knowledgeable, unrelated buyers and sellers would agree. The market value is frequently used to determine the price of a minority block of stock when BOTH the quantity and the quality of the "comparable" data are deemed sufficient. However, the relative thinness of the specific market for the stock of the banking company being appraised may result in the need to review alternative markets for comparative pricing purposes. The "hypothetical" market value for a small bank with a thin market for its stock is normally determined by comparison to the average price to earnings, price to equity and dividend yield of local or regional publicly-traded bank issues, adjusting for significant differences in financial performance criteria and for any lack of marketability or liquidity. The market value in connection with the evaluation of control of a bank is determined by the previous sales of banking companies in the state or region. In valuing a business enterprise, when sufficient comparable trade data is available, the market value deserves greater weighing than the net asset value and similar emphasis as the investment value as discussed below.

     Sheshunoff maintains a substantial database concerning the prices paid for banking institutions nationwide. The database includes transactions involving Oklahoma banking companies and banking companies in the southwestern region of the United States in the first half of 1995 and over the past five years. The database provides comparable pricing and financial performance data for banking companies sold or acquired. Organized by different peer groups, the data present averages of financial performance and purchase price levels, thereby facilitating a valid comparative purchase price analysis. In analyzing the transaction values of each proposed Merger, Sheshunoff has considered the market approach and has evaluated price to equity and price to earning multiples of Southwestern banking organizations with assets under $250 million sold from October 31, 1994 through October 30, 1995 for 100% stock.

     Sheshunoff calculated an "Adjusted Book Value" of $11.31 and $124.64 per share, respectively, based on Johnston County's and Commerce's September 30, 1995 equity and the average price to equity multiple for Southwestern banking organizations with assets under $250 million sold from October 30, 1994 through October 30, 1995 for 100% stock. Sheshunoff calculated an "Adjusted Earnings Value" of $14.95 and $186.63 per share respectively, based on Johnston County's and Commerce's estimated 1995 earnings and the average price to earnings multiple for Southwestern banking organizations with assets under $250 million sold from October 30, 1994 through October 30, 1995 for 100% stock. The financial performance characteristics of the regional banking organizations vary, sometimes substantially, from those of Johnston County and Commerce. When the variance is significant for relevant performance factors, adjustments to the price multiples are appropriate when comparing them to the fair market value conclusion.

     INVESTMENT VALUE is sometimes referred to as the income value or earnings value. The investment value is frequently defined as an estimate of the present value of an organization's future earnings or cash flow. In addition, another popular investment value method is to determine the level of current annual benefits (earnings, cash flow, dividends, etc.), and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Yet another method of calculating investment value is a cash flow analysis of the ability of a banking company to service acquisition debt obligations (at a certain price level) while providing sufficient earnings for reasonable dividends and capital adequacy requirements. In connection with the cash flow analysis, a determination of the return on investment that would accrue to a prospective buyer at the fair market value is calculated.

     The investment or earnings value of any bank's stock is an estimate of the present value of the future benefits, usually earnings, cash flow or dividends, which will accrue to the stock. An earnings value is calculated using an annual future earnings stream over a period of time of not less than ten years, the residual value of the earnings stream after ten years, assuming no earnings growth, and an appropriate capitalization rate (the net present value discount rate). Sheshunoff's computations were based on the analysis of the banking industry, the economic and competitive situations in Johnston County's and Commerce's market areas, and such entities' respective current financial condition and historical levels of growth and earnings. Using a net present value discount rate of 12%, an acceptable discount rate considering the risk-return relationship most investors would demand for an investment of this type as of the valuation date, the "Net Present Value of Future Earnings" equaled $20.19 and $141.64 per share, respectively, for Johnston County and Commerce.

     Another method of valuing a control block of stock is the cash flow method. This analysis assumes the formation of a one-bank holding company with maximum leverage according to Federal Reserve System guidelines and analyzes the ability of the bank to retire holding company acquisition debt within a reasonable period of time while maintaining adequate capital. Using this method, Sheshunoff arrived at a value of $16.00 and $200.00 per share, respectively for Johnston County and Commerce.

     Return on investment analysis (ROI) also assumes the formation of a one-bank holding company using maximum regulatory leverage and analyzes the ten year ROI of a 33.33% equity investment at the transaction value of $8.93 and $150.80 per share, respectively for Johnston County and Commerce compared to a liquidation at book value in the year 2004, and a sale at ten times projected earnings for the year 2004. This ROI analysis provides a benchmark for assessing the validity of the fair market value of a majority block of stock. The ROI analysis is one approach to valuing a going concern, and is directly impacted by the earnings stream, dividend payout levels and levels of debt, if any. Other financial and nonfinancial factors indirectly affect the ROI; however, these factors more directly influence the level of ROI an investor would demand from an investment in a majority block of stock of a specific bank at a certain point in time. The ROI assuming liquidation at book value in 2004 is 22.74% and 9.18%, respectively, for Johnston County and Commerce, and the ROI assuming sale at ten times earnings in 2004, is 28.94% and 19.51%, respectively for Johnston County and Commerce.

     Furthermore, a price level indicator, the transaction value as a percentage of total assets, may be used to confirm the validity of the transaction value. The transaction value as a percentage of total assets adjusts the transaction value to equity multiple in order to facilitate a truer price level comparison with comparable banking organizations, regardless of the differing levels of equity capital. The transaction value as a percentage of total assets is calculated by dividing the transaction value per share by the total assets per
share.   In this instance, a transaction value of $8.93 and $150.80 per share results in a transaction value as a percentage of total assets of 4.24% and 19.51%, respectively for Johnston County and Commerce.

     Finally, another test of appropriateness for the transaction value of a majority block of stock is the net present value-to-transaction value ratio. Theoretically, an earnings stream may be valued through the use of a net present value analysis. In Sheshunoff's experience with majority community banking organization stock valuations, it has determined that a relationship does exist between the net present value of an "average" community banking organization and the transaction value of a majority block of the banking organization's stock. The net present value-to-transaction value ratio equals 226.09% and 93.93%, respectively for Johnston County and Commerce. There are many other factors to consider, when valuing a going concern, which do not directly impact the earnings stream and the net present value but which do exert a degree of influence over the transaction value of a going concern. These factors include, but are not limited to, the general condition of the industry, the economic and competitive situations in the market area and the expertise of the management of the organization being valued.

     When the net asset value, market value and the investment value methods are appropriately weighed, using the appraiser's experience and judgment, it is Sheshunoff's opinion that the proposed Mergers are fair, from a financial point of view, to all the stockholders of BancFirst.

     Consideration was given to the levels of earnings per share and equity per share appreciation or dilution percentages for BancFirst over the next three to five years after consummation by the proposed Mergers. To justify the fairness of the transaction to the Disinterested BancFirst Stockholders, it is important to project, based upon realistic projections of future performance, a positive impact for such stockholders. Sheshunoff projected that BancFirst stockholders will have a higher level of earnings per share and equity per share after the acquisitions of Johnston County and Commerce than they would on a stand alone basis.

     BancFirst did not impose any limitations upon the scope of the investigation to be performed by Sheshunoff in formulating its Opinions. In rendering the Opinions, Sheshunoff did not independently verify the asset quality and financial condition of BancFirst, Johnston County or Commerce, but instead relied upon the data provided by or on behalf of BancFirst and each of the Merging Entities to be true and accurate in all material respects.

     For its services as an independent financial analyst of the proposed Mergers, including the rendering of the Opinions referred to above and opinions pertaining to the purchase by the Bank of the minority shares of the Merging Entities' subsidiary banks, Sheshunoff will receive aggregate fees of $27,000. Prior to being retained for this assignment, Sheshunoff has provided professional services and products to BancFirst and each of the Merging

Entities. The revenues derived from such services and products are insignificant when compared to the firm's total gross revenues.

TERMS OF THE MERGERS

THE JOHNSTON COUNTY/BANCFIRST MERGER

     At the Effective Time, Johnston County will merge with and into BancFirst, with BancFirst as the surviving corporation, and the separate existence of Johnston County will cease. The charter documents and bylaws of BancFirst in effect at the Effective Time will govern the surviving corporation until amended or repealed in accordance with applicable law. The BancFirst Charter is proposed to be amended at the BancFirst Special Meeting. See "Amendment to the BancFirst Charter." At the Effective Time, the directors and officers of BancFirst immediately prior to the Effective Time shall be the directors and officers of the surviving corporation.

     At the Effective Time, each outstanding share of Johnston County Common Stock will be converted into .47 shares of BancFirst Common Stock (the "Conversion Ratio"), subject to adjustment, and each outstanding share of Johnston County Preferred Stock will be converted into the right to receive cash in an amount equal to the sum of (i) $17.55 per share, plus (ii) dividends accrued and unpaid on each such share through the effective time of the merger, subject to dissenters' rights of appraisal. See "Dissenting Stockholders."

     The Conversion Ratio is subject to adjustment, if the bid price for BancFirst Common Stock as published on the last business day occurring prior to the Effective Time (the "Bid Price") is less than $16.00 per share or more than $19.00 per share, as follows:

     1. If the Bid Price per share is less than $16.00, then the number of shares of BancFirst Common Stock issuable in conversion of Johnston County Common Stock shall equal .47 multiplied by that decimal number which is determined by dividing $16.00 by the Bid Price; and

     2. If the Bid Price is more than $19.00, then the number of shares of BancFirst Common Stock issuable in conversion of Johnston County Common Stock shall equal .47 multiplied by that decimal number which is determined by dividing $19.00 by the Bid Price.

     No fractional shares of BancFirst Common Stock will be issued in the Johnston County/BancFirst Merger. Rather, each holder of shares of Johnston County Common Stock who otherwise would have been entitled to a fraction of a share of BancFirst Common Stock shall receive in lieu thereof cash, without interest, in an amount of money equal to the Bid Price per share, multiplied by the applicable fractional portion of a share.

     Shares of BancFirst Common Stock outstanding prior to the Effective Time will not be changed as a result of the Johnston County/BancFirst Merger. Holders of shares of BancFirst Common Stock do not have dissenters' rights of appraisal with respect to a vote on the Johnston County/BancFirst Merger Proposal. See "Dissenting Stockholders."

THE COMMERCE/BANCFIRST MERGER

     At the Effective Time, Commerce will merge with and into BancFirst, with BancFirst as the surviving corporation, and the separate existence of Commerce will cease. The charter documents and bylaws of BancFirst in effect at the Effective Time will govern the surviving corporation until amended or repealed in accordance with applicable law. The BancFirst Charter is proposed to be amended at the BancFirst Special Meeting. See "Amendment to the BancFirst Charter." At the Effective Time, the directors and officers of BancFirst immediately prior to the Effective Time shall be the directors and officers of the surviving corporation.

     At the Effective Time, each outstanding share of Commerce Common Stock will be converted into 6.9335 shares of BancFirst Common Stock. The 4,162 shares of outstanding Commerce Preferred Stock will be redeemed by Commerce prior to the consummation of the Commerce/BancFirst Merger at an aggregate price not to exceed $80,000. No dissenters' rights of appraisal exist under the OGCA with respect to a stock redemption.

     No fractional shares of BancFirst Common Stock will be issued in the Commerce/BancFirst Merger. The total number of shares of BancFirst Common Stock issuable to any holder of Commerce Common Stock shall be rounded up or down, as appropriate, to the nearest whole number.

     Shares of BancFirst Common Stock outstanding prior to the Effective Time will not be changed as a result of the Commerce/BancFirst Merger and no dissenters' rights of appraisal exist with respect to such shares in connection with a vote on the Commerce/BancFirst Merger Proposal.

EFFECTIVE TIME OF THE MERGERS

     Subject to approval of a particular Merger by the stockholders of the constituent corporations, the closing of such Merger will take place on the date 30 days after the date of the prior written consent by the Federal Reserve Board to the Merger, or such later date as the constituent corporations may agree.
The Johnston County/BancFirst Merger was approved on November 16, 1995 by the Federal Reserve Bank of Kansas City acting under delegated authority from the Federal Reserve Board. As soon as possible after the closing, executed Certificates of Merger will be filed with the Secretary of State of the State of Oklahoma, and each Merger will become effective upon the filing of the respective Certificate of Merger or at such time as is specified in the Certificate of Merger (the "Effective Time"). Subject to the conditions contained in each of the Merger Agreements, the Effective Time for the Johnston County/BancFirst Merger is currently expected to occur on December 29, 1995.
The Effective Time of the Commerce/BancFirst Merger shall be the first business day of the month following the first month-end date as of which Commerce "Common Equity Capital" (as defined in the Commerce/BancFirst Merger Agreement) equals not less than $1,600,000, which is expected to occur during no later than June 1996. The requisite regulatory approval with respect to the Commerce/BancFirst Merger will be sought in early 1996 and is a condition precedent to consummation of the Commerce/BancFirst Merger.

SURRENDER OF CERTIFICATES

     JOHNSTON COUNTY. Promptly after the Effective Time with respect to the Johnston County/BancFirst Merger, BancFirst is required by the Johnston County/BancFirst Merger Agreement to mail to each holder of record of Johnston County Common Stock and Johnston County Preferred Stock a letter of transmittal and instructions for use in surrendering such holder's stock certificates for certificates representing BancFirst Common Stock and/or cash, as the case may be. Until so surrendered, certificates representing the common or preferred stock of Johnston County will be deemed for all corporate purposes (including the payment of dividends or other distributions, but without interest) to evidence the number of shares of BancFirst Common Stock or amount of cash which the holder thereof would be entitled to receive upon surrender (less fractional shares). No fractional shares of BancFirst Common Stock will be issued.

     JOHNSTON COUNTY STOCKHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL FORM AND INSTRUCTIONS.

     Upon surrender to BancFirst of one or more certificates of the common or preferred stock of Johnston County, together with a properly completed letter of transmittal, BancFirst will issue and mail to the holder of record of such stock a certificate or certificates representing the number of shares of BancFirst Common Stock to which the holder is entitled and, where applicable, a check for the amount representing Johnston County Preferred Stock or any fractional share of Johnston County Common Stock. A certificate for BancFirst Common Stock may be issued in a name other than the name in which the surrendered certificate is registered only if a certificate representing such stock is presented to BancFirst, accompanied by all documents required to evidence and effect a transfer to the new name and by evidence that any applicable stock transfer taxes have been paid.

     In the case of any lost, stolen or destroyed certificates representing shares of Johnston County, BancFirst will issue a new certificate representing shares of BancFirst Common Stock, or a check for the amount of money into which Johnston County Preferred Stock or fractional shares of Johnston County Common Stock shall have been converted only if (i) BancFirst receives evidence satisfactory to it of ownership of the shares of Johnston County stock for which the certificate has been lost, stolen or destroyed,
(ii) the owner provides BancFirst an indemnity bond from a surety company reasonably acceptable to BancFirst in an amount equal to the value of the shares represented by the lost, stolen or destroyed certificate, and (iii) BancFirst has no actual notice that the shares represented by such lost, stolen or destroyed certificate have been acquired by a bona fide purchaser.

     COMMERCE. Promptly after the Effective Time with respect to the Commerce/BancFirst Merger, BancFirst is required by the Commerce/BancFirst Merger Agreement to mail to each holder of record of Commerce Common Stock a letter of transmittal and instructions for use in surrendering such holder's stock certificates for certificates representing BancFirst Common Stock. Until so surrendered, certificates representing the common stock of Commerce will be deemed for all corporate purposes (including the payment of dividends or other distributions, but without interest) to evidence the number of shares of BancFirst Common Stock which the holder thereof would be entitled to receive upon surrender. No fractional shares of BancFirst Common Stock will be issued.

     Upon surrender to BancFirst of one or more certificates of the common stock of Commerce, together with a properly completed letter of transmittal, BancFirst will issue and mail to the holder of record of such stock a certificate or certificates representing the number of shares of BancFirst Common Stock to which the holder is entitled and, where applicable, a check for the amount representing any fractional share of Commerce Common Stock. A certificate for BancFirst Common Stock may be issued in a name other than the name in which the surrendered certificate is registered only if a certificate representing such stock is presented to BancFirst, accompanied by all documents required to evidence and effect a transfer to the new name and by evidence that any applicable stock transfer taxes have been paid.

     In the case of any lost, stolen or destroyed certificates representing shares of Commerce, BancFirst will issue a new certificate representing shares of BancFirst Common Stock, and a check for the amount of money into which any fractional shares of Commerce Common Stock shall have been converted only if (i) BancFirst receives evidence satisfactory to it of ownership of the shares of Commerce stock for which the certificate has been lost, stolen or destroyed, (ii) the owner provides BancFirst an indemnity bond from a surety company reasonably acceptable to BancFirst in an amount equal to the value of the shares represented by the lost, stolen or destroyed certificate, and (iii) BancFirst has no actual notice that the shares represented by such lost, stolen or destroyed certificate have been acquired by a bona fide purchaser.

CONDITIONS TO THE MERGERS

     Each of the Mergers will occur only if the respective Merger Agreements are approved by the requisite vote of the stockholders of the respective constituent corporations, and only if the stockholders of BancFirst approve by the requisite vote the Required Amendment. Consummation of each of the Mergers is also subject to the approval of the respective transaction by the Federal Reserve Board. The Johnston County/BancFirst Merger was approved on November 16, 1995 by the Federal Reserve Bank of Kansas City acting under delegated authority from the Federal Reserve Board. The requisite regulatory approval with respect to the Commerce/BancFirst Merger will be sought in early 1996.

     A merger may not be consummated for a period of 30 days following such approval. During that period, the Department of Justice is authorized by law to file suit to enjoin such merger if its believes that the merger would violate the provisions of the Bank Merger Act. Neither management of BancFirst nor of each of the Merging Entities has any reason to believe that the Department of Justice contemplates filing such a suit. A merger may also be challenged, on antitrust or other grounds, by a private party.

     In addition to the foregoing conditions affecting both Mergers, the Commerce/BancFirst Merger may not occur until the first business day of the month following the first month-end date as of which Commerce "Common Equity Capital" (as defined in the Commerce/BancFirst Merger Agreement) equals not less than $1,600,000, which is expected to occur during no later than June 1996.

AMENDMENT AND TERMINATION OF THE MERGER AGREEMENTS

     Each of the Merger Agreements provide that they may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the respective Merger by the stockholders of the constituent corporations: (i) by mutual consent of the Boards of Directors of BancFirst and the respective Merging Entity; (ii) by the BancFirst Board if BancFirst determines, in its sole discretion, that there has been a material adverse change in the financial condition of the respective Merging Entity or of its subsidiary bank; or (iii) by the Board of Directors of either of the constituent corporations if (a) a material breach shall exist with respect to any written representation or warranty made by the other constituent corporation in connection with the Merger, or (b) the other constituent corporation, without prior written consent of such constituent corporation, shall take any action prohibited by the Merger Agreement, or (c) in the opinion of the Board of Directors of such constituent corporation, any consent of any third party of the consummation of the Merger is reasonably necessary to carry out the Merger, or to prevent a default under any outstanding obligation of either constituent corporation, and such consent is not obtainable; or (iv) by the Board of Directors of either constituent corporation if the Effective Time has not occurred by March 1, 1996 in the case of Johnston County, and December 2, 1996 in the case of Commerce.

     Each of the Merger Agreements may not be amended except in writing signed on behalf of both parties thereto, whether before or after approval of the matters presented in connection with the respective Merger by the stockholders of the respective constituent corporations. At any time prior to the Effective Time, either party to a Merger may, to the extent legally allowed, extend the time for performance of any of the obligations of the other party, waive any inaccuracies in the representations and warranties of the other and waive compliance with any of the agreements or conditions of the particular Merger Agreement.

OPERATIONS AFTER THE MERGERS

THE JOHNSTON COUNTY/BANCFIRST MERGER

     As a result of the Johnston County/BancFirst Merger, Johnston County will cease to exist, BancFirst will be the surviving corporation, and Johnston County's subsidiary bank, Bank of Johnston County ("BOJC"), will be merged with and into the Bank, with BOJC's physical location becoming a branch location of the Bank. BancFirst expects to continue to operate such location, and the Bank will expand the products and services formerly provided by BOJC by providing certain products and services offered by BancFirst and the Bank. Immediately after the Effective Time, the members of the BancFirst Board and the officers of BancFirst immediately prior to the Effective Time will be the members of the BancFirst Board and the officers of BancFirst. BancFirst currently intends that the officers of BOJC prior to the effective time of the merger between BOJC and the Bank will remain as officers of the Bank's branch location in Tishomingo.

THE COMMERCE/BANCFIRST MERGER

     As a result of the Commerce/BancFirst Merger, Commerce will cease to exist, BancFirst will be the surviving corporation, and Commerce's subsidiary bank, The Bank of Commerce ("Commerce Bank"), will be merged with and into the Bank, with Commerce Bank's physical location becoming a branch location of the Bank. BancFirst expects to continue to operate such location, and the Bank will expand the products and services formerly provided by Commerce Bank by providing certain products and services offered by BancFirst and the Bank. Immediately after the Effective Time, the members of the BancFirst Board and the officers of BancFirst immediately prior to the Effective Time will be the members of the BancFirst Board and the officers of BancFirst. BancFirst currently intends that the officers of Commerce Bank prior to the effective time of the merger between Commerce Bank and the Bank will remain as officers of the Bank's branch location in Commerce.

CERTAIN FEDERAL TAX CONSEQUENCES

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE ANTICIPATED FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS TO HOLDERS OF THE COMMON AND PREFERRED STOCK OF THE MERGING ENTITIES WHO ARE CITIZENS OR RESIDENTS OF THE UNITED STATES AND WHO HOLD SUCH SHARES OF STOCK AS CAPITAL ASSETS. IT DOES NOT DISCUSS ALL THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO ANY MERGING ENTITY STOCKHOLDER ENTITLED TO SPECIAL TREATMENT UNDER THE CODE (INCLUDING, WITHOUT LIMITATION, INSURANCE COMPANIES, DEALERS IN SECURITIES, CERTAIN RETIREMENT PLANS, FINANCIAL INSTITUTIONS, TAX EXEMPT ORGANIZATIONS OR FOREIGN PERSONS). IN ADDITION, THE SUMMARY DOES NOT ADDRESS THE STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE MERGERS, IF ANY. A MERGING ENTITY STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES MAY AFFECT THE TAX CONSEQUENCES OF THE PARTICULAR MERGER TO SUCH STOCKHOLDER.

     Neither BancFirst nor any Merging Entity has requested or will receive an advance ruling from the Internal Revenue Service (the "Service") as to the tax consequences of any of the Mergers. Consequently, there can be no assurance that the tax consequences set forth below will continue as described herein, nor can any assurance be given that the issues discussed below will not be challenged by the Service, or, if so challenged, will be decided favorably to the parties to any of the Mergers or their stockholders.

     Subject to the foregoing, the material federal income tax consequences of the Mergers is generally as follows:

     (i) the Merger of a Merging Entity with and into BancFirst qualifies as a statutory merger under Oklahoma law and therefore each such Merger will quality as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code;

     (ii) no gain or loss will be recognized by BancFirst or a Merging Entity in a Merger;

     (iii) no gain or loss will be recognized by the stockholders of a Merging Entity upon receipt of BancFirst Common Stock in exchange for their Merging Entity common stock, except as described below with respect to stockholders who receive cash in lieu of fractional share interests in BancFirst Common Stock;

     (iv) the aggregate adjusted tax basis of the shares of BancFirst Common Stock received by the stockholders of a Merging Entity will be the same as the aggregate adjusted tax basis of their Merging Entity common stock exchanged therefor less the tax basis, if any, allocated to fractional share interests;

     (v) the holding period of the BancFirst Common Stock (including the holding period of any fractional share interest) in the hands of a Merging Entity's stockholders will include the holding period of their Merging Entity common stock exchanged therefor, provided such shares of Merging Entity common stock are held as capital assets at the Effective Time;

     (vi) a holder of Merging Entity common stock who receives cash in a Merger in lieu of a fractional share interest in BancFirst Common Stock will be treated as having received cash in redemption of such fractional share interest. The receipt of such cash generally should result in capital gain or loss, equal to the difference between the amount of cash received and the portion of such Merging Entity stockholder's adjusted tax basis in the shares of Merging Entity common stock allocable to the fractional share interest. Such capital gain or loss will be long term capital gain or loss if the holding period for the fractional shares of BancFirst Common Stock deemed to be received and then redeemed is more than one year;

     (vii) a holder of Johnston County Preferred Stock who receives cash in a Merger will be treated as having received cash in redemption of such shares. The receipt of such cash generally should result in capital gain or loss, equal to the difference between the amount of cash received and the stockholder's adjusted tax basis in the shares of Johnston County Preferred Stock. Long term capital gain or loss will be long term capital gain or loss if the holding period for the shares of preferred stock deemed to be redeemed is more than one year; and

     (viii) where a Johnston County stockholder perfects dissenters' rights under the laws of the state of Oklahoma and receives payment of the fair value of the stockholder's shares of Johnston County Common Stock or Preferred Stock, such stockholder will be treated as having received such payment in redemption of such shares, subject to the limitations and provisions of Section 302 of the Code. In general, if the shares to which dissenters' rights are perfected are held as a capital asset at the Effective Time, a dissenting stockholder will recognize capital gain or loss measured by the difference between the amount of cash received and the stockholder's basis in the shares. If, however, such stockholder owns, either outright or constructively, any Johnston County Common Stock that is exchanged in the Merger for BancFirst Common Stock or any Johnston County Preferred Stock that is exchanged in the merger for cash, the payment made to the stockholder could, in certain circumstances, be treated as dividend income. In general, under constructive ownership rules of the Code, a stockholder may be considered to own stock that is owned, and in some cases constructively owned, by certain related individuals or entities, as well as stock that such stockholder (or related individuals or entities) has the right to acquire by exercise of an option. Each stockholder who contemplates exercising dissenters' rights should consult the stockholder's own tax adviser as to the possibility that any payment to such stockholder will be treated as divided income. See also "Dissenting Stockholders."

     The above description of tax consequences is expressly contingent upon the satisfaction of the continuity of interest requirement set forth in the Treasury Regulations promulgated under the Code. This requirement will be satisfied if the stockholders of a Merging Entity receive BancFirst Common Stock equal in value, as of the Effective Time of the respective Merger, to at least 50% of the value of the outstanding shares of a Merging Entity common stock. Each Merging Entity and BancFirst have represented that neither it nor any of its affiliates has taken or agreed to take any action or has any knowledge of any facts or circumstances that would prevent any of the Mergers from qualifying as a reorganization under Section 368(a) of the Code.

     THE DISCUSSION SET FORTH ABOVE DOES NOT ADDRESS THE STATE, LOCAL OR FOREIGN TAX ASPECTS OF THE MERGERS. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGES COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH BANCFIRST AND MERGING ENTITY STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE RESPECTIVE MERGER TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL LAWS OR OTHER TAX LAWS.

ANTICIPATED ACCOUNTING TREATMENT

     Each of the Mergers is expected to be accounted for as a "book value purchase." This method of accounting is similar to a pooling of interests. Accordingly, the book values of a Merging Entity will be combined with the book values of BancFirst at the Effective Time of the respective Merger. However, due to the significant stock ownership of BancFirst held by the Disinterested BancFirst Stockholders, the effects of the acquisitions will be included in BancFirst's consolidated financial statements from the date of the acquisitions forward, and the historical financial statements of BancFirst will not be restated, so that the Disinterested BancFirst Stockholders may better evaluate the effects of the Mergers on their interests in BancFirst.

     The unaudited pro forma financial information contained in this Proxy Statement/Offering Memorandum has been prepared using the book value purchase accounting method to account for each of the Mergers. See "Pro Forma Financial Information" below.

                       RATIO OF EARNINGS TO FIXED CHARGES

     The following table presents the ratio of earnings to combined fixed charges and preferred stock dividends of BancFirst for the last five full fiscal years and for the nine months ended September 30, 1995. For the purposes of computing the ratio, earnings represent income before taxes plus fixed charges and minority interest in income of majority owned subsidiaries. Combined fixed charges and preferred stock dividends represent interest expense plus preferred stock dividend requirements increased to reflect the pre-tax earnings which would be required to cover such dividend requirements.

                                                                  YEAR ENDED DECEMBER 31,
                                   NINE MONTHS ENDED     ----------------------------------------
                                   SEPTEMBER 30, 1995    1994       1993    1992     1991    1990
                                   ------------------    ----       ----    ----     ----    ----
Excluding interest on deposits         259.76x          127.02x    18.46x   6.08x   2.37x   0.22x
Including interest on deposits           1.67x            1.87x     1.76x   1.47x   1.14x   0.93x

     Earnings were insufficient to cover combined fixed charges in 1990. The dollar amount of the coverage deficiency for such year was $2,567,000.

                                 CAPITALIZATION

     The following table sets forth the historical capitalization of the separate Merging Entities and BancFirst, and the pro forma capitalization of BancFirst at September 30, 1995, as adjusted to give effect to the Mergers contemplated herein. The BancFirst pro forma capitalization assumes that each of the Mergers contemplated herein is consummated and that no stockholder elects appraisal rights. The information shown should be read in conjunction with the pro forma financial information and the separate financial statements of the respective companies. All dollar amounts are shown in thousands.

                                  JOHNSTON                             PRO FORMA    BANCFIRST
                                   COUNTY    COMMERCE     BANCFIRST   ADJUSTMENTS   PRO FORMA
                                  --------   --------     ---------   -----------   ---------
Long-term debt                      $ 342     $   --       $   810      $(342)       $   810
Stockholders' equity:               =====     ======       =======      =====        =======
  Preferred Stock                   $  97     $   55       $    --      $(152)       $    --

  Common Stock                         50         36         6,211         94          6,391
  Capital Surplus                      95        638        34,408        (94)        35,047
  Retained earnings                   157      1,169        53,293         88         54,707
                                    -----     ------       -------      -----        -------
  Unrealized Securities
   losses, net of tax                  --        (33)          882         --            849
  Treasury Stock                       --       (298)           --         --           (298)
  Total Stockholders' equity        $ 399     $1,567       $94,794      $ (64)       $96,696
                                    =====     ======       =======      =====        =======

                              BANCFIRST CORPORATION
                        UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


     The following unaudited pro forma consolidated condensed financial statements and related notes present the pro forma effects of the State
National Bank acquisition, the proposed Mergers, and the City Bankshares acquisition (collectively the "Transactions"), as described elsewhere herein. The pro forma consolidated condensed balance sheet is presented as if the Transactions occurred at September 30, 1995, except that the BancFirst historical balance sheet already reflects the effects of the State National
Bank acquisition. The pro forma consolidated condensed statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994 are presented as if the Transactions occurred at January 1, 1994. The State National Bank acquisition was accounted for using the purchase method. SEE "Information About BancFirst -- Recent Developments -- State National Bank."
The Mergers will be accounted for using the book value purchase method. SEE "The Mergers -- Anticipated Accounting Treatment." The City Bankshares acquisition will be accounted for using the purchase method. SEE
"Information About BancFirst -- Recent Developments -- City Bankshares, Inc."

     Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma consolidated condensed financial statements. The pro forma data are not necessarily indicative of the financial results that would have occurred had the Transactions been effective on the dates assumed and should not be viewed as indicative of operations in future periods. The unaudited pro forma consolidated condensed financial statements and related notes should be read in conjunction with the financial statements of BancFirst, State National Bank, the Merging Entities and City Bankshares presented elsewhere herein.

                              BANCFIRST CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (DOLLARS IN THOUSANDS)

                                         JOHNSTON                PRO FORMA                               PRO FORMA
                           BANCFIRST      COUNTY      COMMERCE    ADJUST-     BANCFIRST  CITY BANKSHARES  ADJUST-      BANCFIRST
                           HISTORICAL   HISTORICAL   HISTORICAL    MENTS      PRO FORMA     HISTORICAL     MENTS       PRO FORMA
                           ----------   ----------   ----------    -----      ---------     ----------     -----       ---------
ASSETS
Cash and due from banks    $ 57,984     $   815      $ 1,044      $          $   59,843    $  8,701     $    (85)(a)  $   72,305
                                                                                                           3,846 (h)
Securities                  255,349       2,615        7,693                    265,657      42,932       (1,653)(j)     306,936
Federal funds sold           17,368       1,139           --       (342)(b)      17,843         300        1,871 (b)
                                                                    (97)(e)                                  285 (c)
                                                                   (225)(f)                               (1,500)(d)
                                                                                                         (19,125)(c)
                                                                                                          (1,250)(g)
                                                                                                          (3,846)(h)
Loans:                                                                                                     5,422 (i)
  Total loans (net of
   unearned interest)      604,642        5,478        8,225                    618,345      76,479        1,655 (k)     696,479
  Allowance for
   possible loan losses    (10,338)        (149)        (104)                   (10,591)       (778)                     (11,369)
                          --------      -------      -------                 ----------    --------                   ----------
     Loans, net            594,304        5,329        8,121                    607,754      75,701                      685,110
Premises and equipment,
 net                        27,729          338          224                     28,291       5,596         (624)(a)      33,506
                                                                                                           1,898 (l)
                                                                                                          (1,655)(k)
Other real estate owned      2,149           66           --                      2,215       1,167                        3,382
Intangible assets, net       8,195           --          194                      8,389       1,331         (313)(a)      15,287
                                                                                                           5,880 (m)
Accrued interest
 receivable                 10,293          119          141                     10,553         844                       11,397
Other assets                 7,858           26           27                      7,911       2,706       (2,103)(a)       9,764
                                                                                                           1,250 (g)
                          --------      -------      -------      -----      ----------    --------     --------      ----------
  Total assets            $981,229      $10,447      $17,444      $(664)     $1,008,456    $139,278     $(10,047)     $1,137,687
                          ========      =======      =======      =====      ==========    ========     ========      ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Deposits:
  Noninterest-bearing     $173,346      $ 1,410      $ 2,863      $          $  177,619    $ 42,112     $    330 (a)  $  220,061
  Interest-bearing         693,684        8,139       12,458                    714,281      80,835                      795,116
                          --------      -------      -------                 ----------    --------                   ----------
    Total deposits         867,030        9,549       15,321                    891,900     122,947                    1,015,177
Short-term borrowings       11,532           --          375         55 (a)      11,874                    5,422 (i)      17,296
                                                                    (88)(c)
Long-term borrowings           810          342           --       (342)(b)         810       1,500       (1,500)(d)         810
Accrued interest payable     3,434           48           58                      3,540         280                        3,820
Other liabilities            3,629          109          123       (225)(f)       3,636         760         (508)(a)       3,888
                          --------      -------      -------      -----      ----------    --------     --------      ----------
    Total liabilities      886,435       10,048       15,877       (600)        911,760     125,487        3,744       1,040,991
                          --------      -------      -------      -----      ----------    --------     --------      ----------
Stockholders' equity:
  Preferred stock               --           97           55        (55)(a)          --          --
                                                                    (97)(c)
  Common stock               6,211           50           36         94 (d)       6,391         890          176 (b)       6,391
                                                                                                          (1,066)(f)
  Capital surplus           34,408           95          638        (94)(d)      35,047       8,002        1,695 (b)      35,047
                                                                                                          (9,697)(f)
  Retained earnings         53,293          157        1,169         88 (c)      54,707       4,911       (2,947)(a)      54,707
                                                                                                             285 (c)
                                                                                                          (2,249)(f)
  Unrealized securities
   gains (losses), net of
   tax                         882           --          (33)                       849          (7)           7 (f)         849
  Treasury stock                --           --         (298)                      (298)         (5)           5 (l)        (298)
                          --------      -------      -------      -----      ----------    --------     --------      ----------
    Total stockholders'
     equity                 94,794          399        1,567        (64)         96,696      13,791      (13,791)         96,696
                          --------      -------      -------      -----      ----------    --------     --------      ----------
  Total liabilities &
   stockholders' equity   $981,229      $10,447      $17,444      $(664)     $1,008,456    $139,278     $(10,047)     $1,137,687
                          ========      =======      =======      =====      ==========    ========     ========      ==========

              See accompanying notes to unaudited pro forma
               consolidated condensed financial statements.

                             BANCFIRST CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                STATE      PRO                JOHNSTON            PRO                            PRO
                               NATIONAL   FORMA   BANCFIRST    COUNTY  COMMERCE  FORMA   BANCFIRST    CITY       FORMA   BANCFIRST
                    BANCFIRST    BANK    ADJUST-      PRO      HISTOR-  HISTOR- ADJUST-     PRO    BANKSHARES   ADJUST-     PRO
                   HISTORICAL HISTORICAL  MENTS      FORMA      ICAL     ICAL    MENTS     FORMA   HISTORICAL   MENTS      FORMA
                   ---------- ----------  -----      -----      ----     ----    -----     -----   ----------   -----      -----
INTEREST INCOME
Loans, including
 fees              $  42,711   $  858   $         $  43,569  $   398   $   671 $        $  44,638  $  5,120   $   124 (q)  $49,882
Investment
 securities
  Taxable             10,184      647                10,831      148       366             11,345     1,896       225 (s)   13,466
  Tax-exempt             446       29                   475        5        15                495        21                    516
Federal funds
  sold and other       1,235      113    (260)(a)     1,074       47        20  (29)(g)     1,112       165      (793)(p)      484
                                           14 (b)
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
    Total
     interest
     income           54,576    1,647    (274)       55,949      598     1,072  (29)       57,590     7,202      (444)      64,348
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
INTEREST EXPENSE
Deposits              22,329      716                23,045      252       368             23,665     2,395                 26,060
Short-term
 borrowings               58       --                    58       --         2   (1)(h)        59        22       237 (p)      318
Long-term
 borrowings               --       --                    --       24        --  (24)(i)        --       111      (111)(o)       --
Line of credit            --       --                    --       --        --                 --        --                     --
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
    Total interest
     expense          22,387      716                23,103      276       370  (25)       23,724     2,528       126       26,378
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
Net interest
 income               32,189      931    (274)       32,846      322       702   (4)       33,866     4,674      (570)      37,970
Provision for
 possible loan
 losses                  408      (68)     68 (g)       408       10        --                418        75                    493
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
    Net interest
     income after
     provision for
     possible loan
     losses           31,781      999    (342)       32,438      312       702   (4)       33,448     4,599      (570)      37,477
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
NONINTEREST INCOME
Service charges
 on deposits           5,909       72                 5,981       71       176              6,228       776                  7,004
Securities
 transactions            111       --                   111       --       (15)                96        --                     96
Other                  3,153       42                 3,195       19        29              3,243     7,924    (6,913)(n)    3,578
                                                                                                                 (676)(r)
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
    Total
     noninterest
     income            9,173      114                 9,287       90       190              9,567     8,700    (7,589)      10,678
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
NONINTEREST EXPENSE
Salaries and
 employee benefits    14,970      266                15,236      122       243             15,601     5,272    (3,135)(n)   17,738
Occupancy and
 fixed assets
 expense, net          1,475       18                 1,493       65        41              1,599       640      (288)(n)    1,951
Depreciation           1,374       13                 1,387       33        18              1,438       836       (77)(n)    1,674
                                                                                                                 (545)(r)
                                                                                                                   22 (u)
Amortization           1,071       --      52(d)      1,123       --         6              1,129       264      (102)(n)    1,732
                                                                                                                  441 (t)
Other                  7,056      201                 7,257      118       244              7,619     4,475    (2,963)(n)    9,365
                                                                                                                  234 (v)
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
    Total
     noninterest
     expense          25,946      498      52        26,496      338       552             27,386    11,487    (6,413)      32,460
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
Income before
 taxes                15,008      615    (394)       15,229       64       340   (4)       15,629     1,812    (1,746)      15,695
Income tax
 expense              (5,594)    (170)    147 (e)    (5,636)     (12)     (123)   2        (5,769)     (718)      166 (n)   (5,630)
                                                                                                                  698 (w)
                                           19 (f)                                                                  (7)(x)
                   ---------   ------   -----     ---------  -------   ------- ----     ---------  --------   -------      -------
    Net income     $   9,414   $  445   $(266)    $   9,593  $    52   $   217 $ (2)    $   9,860  $  1,094   $  (889)     $10,065
                   =========   ======   =====     =========  =======   ======= ====     =========  ========   =======      =======
PER SHARE DATA (PRIMARY AND FULLY DILUTED)
Net income         $    1.47                      $    1.50  $  0.91   $  9.48          $    1.50  $   1.18                $  1.53
                   =========                      =========  =======   =======          =========  ========                =======
Average common
 shares and
 common stock
 equivalents
 outstanding       6,388,743                      6,388,743   49,620    22,573          6,568,574   926,148              6,568,574
                   =========                      =========  =======   =======          =========  ========              =========

                 See accompanying notes to unaudited pro forma
                  consolidated condensed financial statements.

                              BANCFIRST CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                               STATE      PRO                JOHNSTON            PRO                            PRO
                              NATIONAL   FORMA    BANCFIRST   COUNTY  COMMERCE  FORMA   BANCFIRST    CITY      FORMA    BANCFIRST
                   BANCFIRST    BANK    ADJUST-      PRO      HISTOR-  HISTOR- ADJUST-     PRO    BANKSHARES  ADJUST-      PRO
                  HISTORICAL HISTORICAL  MENTS      FORMA      ICAL     ICAL    MENTS     FORMA   HISTORICAL   MENTS      FORMA
                  ---------- ----------  -----      -----      ----     ----    -----     -----   ----------   -----      -----
INTEREST INCOME
Loans, including
 fees             $  45,609  $ 3,591   $         $  49,200   $ 521    $   860   $       $  50,581  $ 5,716    $   166 (g) $  56,463
Investment
 securities
  Taxable            12,184    2,796                14,980     130        511              15,621    2,549        300 (s)    18,470
  Tax-exempt            631      112                   743       6         44                 793       --                      793
Federal funds
 sold and other       1,350      231    (715)(a)       810      49         16    (27)(g)      848      100       (742)(p)       206
                                         (56)(b)
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
  Total interest
   income            59,774    6,730    (771)       65,733     706      1,431    (27)      67,843    8,365       (276)       75,932
                  ---------  -------   ------    ---------   -----    -------   ----     ---------  -------    -------    ---------
INTEREST EXPENSE
Deposits             20,780    2,733                23,513     245        429              24,187    2,470                   26,657
Short-term
 borrowings              19        2                    21      --         --     (1)(h)       20       99        222 (p)       341
Long-term borrowings     --       --                    --      31         --    (31)(i)       --      126       (126)(o)        --
Line of credit           39       --                    39      --         --                  39       --                       39
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
  Total interest
   expense           20,838    2,735                23,573     276        429    (32)      24,246    2,695         96        27,037
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
Net interest
 income              38,936    3,995    (771)       42,160     430      1,002      5       43,597    5,670       (372)       48,895
Provision for
 possible loan
 losses                 380       21                   401      19                            420       22                      442
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
  Net interest
   income after
   provision for
   possible loan
   losses            38,556    3,974    (771)       41,759     411      1,002      5       43,177    5,648       (372)       48,453
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
NONINTEREST INCOME
Service charges
 on deposits          7,641      290                 7,931      94        222               8,247    1,080                    9,327
Securities
 transactions             5     (132)                 (127)                (1)               (128)      --                     (128)
Other                 3,572      117                 3,689      25         33               3,747    9,151     (7,936)(n)     4,188
                                                                                                                 (774)(r)
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
  Total noninterest
   income            11,218      275                11,493     119        254              11,866   10,231     (8,710)       13,387
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
NONINTEREST EXPENSE
Salaries and
 employee benefits   17,228    1,185     (60)(c)    18,353     164        295              18,812    6,388     (3,614)(n)    21,586
Occupancy and
 fixed assets
 expense, net         1,787       84                 1,871      89         59               2,019      945       (471)(n)     2,493
Depreciation          1,749       66                 1,815      47         26               1,888    1,016        (83)(n)     2,229
                                                                                                                 (621)(r)
                                                                                                                   29 (u)
Amortization          1,262       --     211 (d)     1,473                  8               1,481      376       (160)(n)     2,285
                                                                                                                  588 (t)
Other                 9,605      857                10,462     147        293              10,902    5,170     (3,130)(n)    13,255
                                                                                                                  313 (v)
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
  Total noninterest
   expense           31,631    2,192     151        33,974     447        681              35,102   13,895     (7,149)       41,848
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
Income before
 taxes               18,143    2,057    (922)       19,278      83        575      5       19,941    1,984     (1,933)       19,992
Income tax
 expenses            (6,546)    (699)    306 (c)    (6,982)    (27)      (210)    (2)(j)   (7,221)    (724)       187 (n)    (7,055)
                                                                                                                  773 (w)
                                         (43)(f)                                                                  (70)(x)
                  ---------  -------   ------    ---------   -----    -------   ----    ---------  -------    -------     ---------
Net income        $  11,597  $ 1,358   $ (65)    $  12,296   $  56    $   365   $  3    $  12,720  $ 1,260    $(1,043)    $  12,937
                  =========  =======   ======    =========   =====    =======   ====    =========  =======    =======     =========

PER SHARE DATA (PRIMARY AND FULLY DILUTED)

Net income        $    1.80  $452.59             $    1.91  $0.93     $  1.42           $    1.93  $  1.36                $    1.97
                  =========  =======             =========  =====     =======           =========  =======                =========
Average common
 shares & common
 stock
 equivalents
 outstanding      6,399,518    3,000             6,399,518 49,620     889,650           6,579,349  926,148                6,579,349
                  =========  =======             ========= ======     =======           =========  =======                =========

See accompanying notes to unaudited pro forma consolidated condensed

                              BANCFIRST CORPORATION
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


(1)  BASIS OF PRESENTATION

     The unaudited pro forma consolidated condensed financial statements for the nine months ended September 30, 1995 are based upon the unaudited financial statements of BancFirst, State National Bank, the Merging Entities and City Bankshares. The unaudited pro forma consolidated condensed statement of income for the year ended December 31, 1994 is based upon the audited financial statements of BancFirst, State National Bank and City Bankshares, and the unaudited financial statements of the Merging Entities. The pro forma consolidated condensed balance sheet is presented as if the Transactions occurred at September 30, 1995, except that the BancFirst historical balance sheet already reflects the effects of the State National Bank acquisition. The pro forma consolidatd condensed statements of income are presented as if the Transactions occurred at January 1, 1994. Other assumptions and the pro forma adjustments are described below.

(2)  PRO FORMA ADJUSTMENTS FOR THE STATE NATIONAL BANK ACQUISITION

     The effects of the State National Bank acquisition, which was completed in March 1995, are included in the BancFirst historical pro forma consolidated condensed balance sheet. The pro forma consolidated condensed statements of income reflect the following adjustments:

     (a) Reduce interest income on funds used for the cash payment for the common stock of State National Bank.

     (b)  Reduce interest income for the increase in reserve requirements.

     (c)  Eliminate State National Bank's pension plan expense accrual.

     (d) Record amortization of core deposit intangible and excess of cost over fair value of net assets acquired.

     (e)  Reduce income tax expense for effect of pro forma adjustments.

     (f)  Adjust State National Bank's income tax expense to statutory rate.

     (g)  Eliminate negative loan provision.


(3)  PRO FORMA ADJUSTMENTS FOR THE MERGERS

     The pro forma consolidated condensed balance sheet reflects the following adjustments:

     (a) Reflect the redemption of Commerce's preferred stock prior to the mergers.

     (b) Pay off Johnston County's note payable using existing funds in short-term investments.

     (c) Reflect the assumption that the minimum level of $1.6 million in common stockholders' equity, as required by the terms of the Merger, had been attained by Commerce as of September 30, 1995.

     (d) Record the exchange of BancFirst Common Stock for the Merging Entities' common stock.

     (e) Record the redemption of Johnston County's preferred stock using existing funds in short-term investments.

     (f) Record the purchases of the minority interests in the Merging Entities' subsidiary banks for cash using existing funds in short-term investments.

The pro forma consolidated condensed statements of income reflect the following adjustments:

     (g) Reduce interest income on short-term investments to reflect the use of such funds for the various purposes assumed for the Mergers in the pro forma consolidated condensed balance sheet.

     (h) Reduce interest expense on short-term borrowings due to net decrease from pro forma adjustments assumed in the pro forma consolidated condensed balance sheet.

     (i)  Eliminate interest expense on Johnston County's note payable.

     (j)  Record effect on income tax expense of the pro forma adjustments.


(4)  PRO FORMA ADJUSTMENTS FOR THE CITY BANKSHARES ACQUISITION

     The pro forma consolidated condensed balance sheet reflects the following adjustments:

     (a) Reflect the spin-off of C-Teq, Inc. to the shareholders of City Bankshares, Inc. prior to the acquisition.

     (b) Reflect the exercise of stock options by City Bankshares' officers and directors prior to the acquisition.

     (c) Reflect the assumption that the minimum level of $13 million in total stockholders' equity, as required by the terms of the acquisition, had been attained by City Bankshares as of September 30, 1995.

     (d) Reflect the pay-off of City Bankshares' term loan prior to the acquisition.

     (e)  Record the cash payment for the common stock of City Bankshares.

     (f)  Eliminate stockholders' equity of City Bankshares.

     (g) Record the payment to the C.E.O. of City Bankshares for an agreement not to compete.

     (h) Reflect the increase in reserve requirements due to loss of City Bankshares' low reserve tranche.

     (i)  Reclassify deficit in short-term investments to short-term borrowings.

     (j) Write-down City Bankshares' securities held for investment to market value.

     (k) Record loan to C-Teq, Inc. for purchase of furniture, equipment and software leased from City Bankshares.

     (l)  Write-up City Bankshares' premises to fair value.

     (m) Record core deposit intangible and excess of cost over fair value of the net assets acquired.

     The pro forma consolidated condensed statements of income reflect the following adjustments:

     (n) Reflect the spin-off of C-Teq, Inc. to shareholders of City Bankshares, Inc. prior to the acquisition.

     (o)  Eliminate the interest expense on City Bankshares' term loan.

     (p) Reduce interest income on short-term investments and increase interest expense on short-term borrowings to reflect the use of such funds for the various purposes assumed for the City Bankshares acquisition in the pro forma consolidated condensed balance sheet.

     (q) Increase interest income for loan to C-Teq, Inc. for purchase of furniture, equipment and software.

     (r) Reduce depreciation expense and eliminate rental income for furniture, equipment and software purchased by C-Teq, Inc.

     (s) Record accretion of discount from write-down of City Bankshares' securities held for investment to market value.

     (t) Record amortization of core deposit intangible and excess of cost over fair value of the net assets acquired.

     (u) Adjust depreciation expense for write up of City Bankshares' premises to fair value.

     (v)  Record amortization of payment for agreement not to compete.

     (w)  Reduce income tax expense for effect of pro forma adjustments.

     (x)  Adjust City Bankshares' income tax expense to statutory rate.

                          INFORMATION ABOUT BANCFIRST

GENERAL

     BancFirst is an Oklahoma business corporation and a bank holding company under Federal law. It conducts virtually all of its operating activities through its wholly-owned subsidiary, BancFirst (the "Bank"), a state-chartered, Federal Reserve member bank headquartered in Oklahoma City, Oklahoma. BancFirst also owns 100% of BancFirst Investment Corporation, a small business investment corporation.

     BancFirst was incorporated as United Community Corporation in July 1984 for the purpose of becoming a bank holding company. In June 1985, it merged with seven Oklahoma bank holding companies that had operated under common ownership and has conducted business as a holding company since that time. Over the next several years BancFirst acquired an additional five banks, and in November 1988 it changed its name from United Community Corporation to BancFirst Corporation. Effective April 1, 1989, BancFirst consolidated its 12 subsidiary banks and formed the Bank. BancFirst currently has 41 banking locations operating in 25 communities across central and eastern Oklahoma.

BUSINESS

     BancFirst's strategy has focused on providing a full range of commercial banking services to retail customers and small to medium-sized businesses both in the non-metropolitan trade centers of Oklahoma, where it generally seeks to acquire a leading market share in the local banking markets, and in the metropolitan markets of Oklahoma City, Tulsa, Norman, Muskogee, Stillwater and Shawnee. As a "super community bank," BancFirst manages its community banking offices on a decentralized basis. In the non-metropolitan areas served by BancFirst, this strategy permits its offices to be responsive to local customer needs while at the same time providing a broader range of products and services to customers than independently owned community banks. BancFirst also generally enjoys a larger lending capacity and greater operational efficiencies than its principal competitors in these non-metropolitan market areas. In the metropolitan markets served by BancFirst, its strategy has been to focus on the needs of local businesses not served effectively by larger institutions.

     The Bank maintains a strong community orientation by, among other things, appointing selected members of the communities in which the Bank's branches are located to a local consulting board that assists in introducing prospective customers to the Bank and in developing or modifying products and services to meet customer needs. As a result of the development of broad banking relationships with its customers and the convenience and service of the Bank's multiple offices, the Bank's lending and investing activities are funded almost entirely by core deposits.

     The Bank centralizes virtually all of its back office, support and investment functions in order to achieve consistency and cost efficiencies in the delivery of products and services. The Bank centrally provides services such as data processing, operations support, bookkeeping, accounting, loan review and compliance, and internal auditing to the Bank's community banking offices to enhance their ability to compete effectively. The Bank also provides certain specialized financial services centrally that require unique expertise. The community banking offices assist the Bank in maintaining its competitive position by actively participating in the development of new products and services needed by their customers and in making desirable changes to existing products and services.

     The Bank provides a wide range of retail and commercial banking services, including: commercial, real estate, agricultural and consumer lending; depository and funds transfer services; collections; safe deposit boxes; cash management services; and other services tailored for both individual and corporate customers. The Bank also offers trust services and acts as executor, administrator, trustee, transfer agent and in various other fiduciary capacities. Through Unitech, its operations division, the Bank provides proof, item processing, statement preparation, research and other correspondent banking services to financial institutions, both affiliated and unaffiliated.

     The Bank's primary lending activity is the financing of business and industry in its market areas. Its commercial loan customers are generally small to medium-sized businesses engaged in light manufacturing, local wholesale and retail trade, services, agriculture, and the energy industry. Most forms of commercial lending are offered, including commercial mortgages, other forms of asset-based financing and working capital lines of credit. In addition, the Bank offers Small Business Administration ("SBA") guaranteed loans through BancFirst Commercial Capital, a division established in 1991. At the end of 1994, the Bank was Oklahoma's largest producer of SBA loans and its SBA loan portfolio totaled $34 million, with participations sold of $22 million.

     The Bank's residential mortgage lending activities prior to 1992 consisted primarily of short- to intermediate-term loans for purchasing personal residences, or loans for commercial or consumer purposes secured by residential mortgages. In early 1992, the Bank established a mortgage loan department to originate traditional mortgage loans through its network of banking locations and sell such loans in the secondary market with the servicing released. During 1994, 463 loans totaling $29.1 million were originated. The mortgage loan department plans continued expansion to complete the introduction of this product into all of the communities the Bank serves.

     Consumer lending activities of the Bank consist of traditional forms of financing for automobile and personal loans. Additionally, the Bank is one of Oklahoma's largest providers of guaranteed student loans through its student loan department formed in 1991.

     The Bank's range of deposit services include checking accounts, NOW accounts, savings accounts, money market accounts, club accounts, individual retirement accounts and certificates of deposit. Overdraft protection and autodraft services are also offered. Deposits of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). In addition, certain Bank employees are licensed insurance agents qualified to offer tax deferred annuities.

     Trust services offered through BancTrust, the Bank's trust division, consist primarily of investment management and administration of trusts for individuals, corporations and employee benefit plans. Investment options include collective equity and fixed income funds managed by BancTrust and advised by a nationally recognized investment management firm. BancTrust has total assets of approximately $94 million under management.

     BancFirst has the following subsidiaries: Citibanc Insurance Agency, Inc., a credit life insurance agency, which in turn owns BancFirst Agency, Inc., a title insurance agency; Lenders Collection Corporation, which is engaged in collection of troubled loans assigned to it by BancFirst; and National Express Corporation, a money order company. All of these companies are Oklahoma corporations.

     BancFirst had approximately 636 full-time equivalent employees as of December 31, 1994. Its principal executive offices are located at 101 North Broadway, Suite 200, Oklahoma City, Oklahoma 73102, telephone number
(405)270-1000.

MARKET AREAS AND COMPETITION

     The banking environment in Oklahoma is very competitive.   The
geographic dispersion of BancFirst's banking locations presents several different levels and types of competition. In general, however, each location competes with other banking institutions, savings and loan associations, personal loan finance companies and credit unions within their respective market areas. The communities in which the Bank maintains offices are generally local trade centers throughout central and eastern Oklahoma. The major areas of competition include interest rates charged on loans, interest rates paid on deposits, levels of service charges on deposits, completeness of product line and quality of service.

     Management believes BancFirst is in an advantageous competitive position operating as a "super community bank." Under this strategy, BancFirst provides a broad line of financial products and services to small to medium-sized businesses and consumers through full service community banking offices with decentralized management, while achieving operating efficiency through product standardization and centralization of processing and other functions.
 Each full service banking office has senior management with significant lending experience who exercise substantial autonomy over credit and pricing decisions, subject to a tiered approval process for larger credits. This decentralized management approach, coupled with continuity of service by the same staff members, enables the Bank to develop long-term customer relationships, maintain high quality service and respond quickly to customer needs. The majority of its competitors in the non-metropolitan areas are much smaller, and neither offer the range of products and services nor have the lending capacity of BancFirst. In the metropolitan communities, BancFirst's strategy is to be more responsive to, and more focused on, the needs of local businesses not served effectively by larger institutions.

     Marketing to existing and potential customers is performed through a variety of media advertising, direct mail and direct personal contacts. BancFirst monitors the needs of its customer base through its Product Development Group, which develops and enhances products and services in response to such needs. Sales, customer service and product training are coordinated with incentive programs to motivate employees to cross-sell the Bank's products and services.

CONTROL OF BANCFIRST

     As of the Record Date, the BancFirst Affiliates owned beneficially approximately 55.27% of the shares of BancFirst Common Stock outstanding on such date. Under Oklahoma law, holders of a majority of the outstanding shares of Common Stock are able to elect all of BancFirst's directors and approve significant corporate actions, including business combinations. Accordingly, the BancFirst Affiliates have the ability to control the business and affairs of BancFirst.

RECENT DEVELOPMENTS

     STATE NATIONAL BANK

     In March 1995, BancFirst acquired State National Bank of Marlow, Oklahoma ("State National Bank"), which had total assets of $101 million.
The acquisition was for cash of approximately $18 million, with an additional $500,000 placed in escrow pending the resolution of certain matters. State National Bank was immediately merged into the Bank. The acquisition was accounted for as a purchase. Accordingly, the effect of the transaction is included in BancFirst's consolidated financial statements from the date of the acquisition forward. A core deposit intangible of $406,000 and goodwill of $810,000 were recorded for the acquisition. Subsequent payments from the escrow, if any, to the former shareholders of State National Bank will increase the goodwill recorded. Pro forma condensed results of operations, as though State National Bank had been acquired January 1, 1994, are set forth in this Proxy Statement/Offering Memorandum. See "Unaudited Pro Forma Consolidated Condensed Financial Statements."

     CITY BANKSHARES, INC.

     In September 1995, BancFirst entered into an agreement to acquire City Bankshares, Inc. of Oklahoma City, Oklahoma ("City Bankshares"), which has approximately $140 million in total assets. Under the terms of the agreement, BancFirst would acquire all the stock outstanding of City Bankshares for cash of $19 million. C-Teq, Inc., an 85% owned data processing subsidiary of City Bankshares, would be spun off to the shareholders of City Bankshares prior to the acquisition. Additionally, City Bankshares would be required to have stockholders' equity of at least $13 million at the time of closing. BancFirst also entered into an agreement with the President and Chief Executive Officer of City Bankshares whereby upon consummation of the acquisition BancFirst will pay such individual $1.25 million in exchange for an agreement not to compete with BancFirst for a period of four years. The acquisition is subject to regulatory approval and is expected to be completed in the first half of 1996. Pro forma condensed results of operations, as though City Bankshares had been acquired January 1, 1994, are set forth elsewhere in this Proxy Statement/Offering Memorandum. See "Unaudited Pro Forma Consolidated Condensed Financial Statements."

     STOCK REPURCHASE PROGRAM

     In March 1995, BancFirst adopted a Stock Repurchase Program authorizing management to repurchase up to 200,000 shares of BancFirst Common Stock.
The program is to be used for purchases of stock by BancFirst's

Employee Stock Ownership and Thrift Plan, and may also be used to enhance earnings per share, provide stock for the exercise of stock options under BancFirst's Stock Option Plan or to provide additional liquidity for the stock. Stock purchases under the program must satisfy certain criteria regarding effects on earnings per share and book value dilution, resulting equity ratios and the price to book value of comparable size institutions.

PROPERTIES

     The principal offices of BancFirst are located at 101 North Broadway, Suite 200, Oklahoma City, Oklahoma 73102. BancFirst owns substantially all of the properties and buildings in which its various offices and facilities are located. These properties include 27 full service branches and 13 limited service detached facilities. BancFirst also owns properties for future expansion. There are no significant encumbrances on any of these properties.

LEGAL PROCEEDINGS

     BancFirst has been named as a defendant in various legal actions arising from the conduct of its normal business activities. Although the amount of any liability that could arise with respect to these actions cannot be accurately predicted, in the opinion of BancFirst, any such liability will not have a material adverse effect on the consolidated financial position of BancFirst.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion is an analysis of the financial condition and results of operations of BancFirst for the interim period through September 30, 1995 and, except with respect to the selected financial data which presents information for each of the five years ended December 31, 1994, each of the three years ended December 31, 1994, and should be read in conjunction with the Consolidated Financial Statements and Notes thereto and the Selected Consolidated Financial Data included herein.

SELECTED FINANCIAL DATA

     The following table summarizes BancFirst's operating results for the past five years and the nine months ended September 30, 1995 and 1994:

                              BANCFIRST CORPORATION

                               AT AND FOR THE
                              NINE MONTHS ENDED
                                SEPTEMBER 30,          AT AND FOR THE YEAR ENDED DECEMBER 31,
                             ------------------   -----------------------------------------------
                              1995       1994      1994      1993       1992      1991      1990
                             ------     ------    ------    ------     ------    ------    ------
                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
                           $ 32,189   $ 28,709   $38,936    $32,971  $ 30,041  $ 26,096   $ 24,807
 Net interest income  . . .
 Provision for possible loan
 losses   . . . . . . . . .     408         49       380        251       700       952      6,792
 Noninterest income   . . .   9,173      8,414    11,218     10,547     8,612     7,918      6,897
 Noninterest expense  . . .  25,946     23,698    31,631     29,151    26,792    27,007     26,340
 Income (loss) before
   extraordinary items. . .   9,414      8,641    11,597     10,154     8,955     4,211     (1,506)
  Net income (loss) . . . .   9,414      8,641    11,597     11,472    11,161     6,555     (1,506)
 Accumulated preferred
 dividends  . . . . . . . .      --        (55)      (55)      (386)     (908)   (1,083)    (1,126)
 Net income (loss)
   applicable to common
   stockholders . . . . . .   9,414      8,586    11,542     11,086    10,253     5,472     (2,632)
BALANCE SHEET DATA:
 Total assets   . . . . . .$981,229   $872,013  $872,915   $823,234  $705,097  $680,576   $693,224
 Total loans (net of
 unearned interest)   . . . 604,642    510,106   522,314    466,356   382,498   329,442    328,273
 Allowance for possible loan
 losses   . . . . . . . . . (10,338)    (9,585)    9,729      9,027     7,202     5,967      6,400
 Investment securities  . . 255,349    232,119   223,044    231,546   204,001   224,386    217,744
 Deposits   . . . . . . . . 867,030    785,012   784,851    736,686   636,633   611,389    627,402
 Note payable   . . . . . .      --         --        --         --    12,000    12,000     16,997
 Long-Term borrowings . . .     810         --        --         --        --        --         --
 10% Preferred Stock  . . .      --         --        --      3,898     3,829     3,829      3,829
 Floating Rate Preferred
   Stock  . . . . . . . . .      --         --        --         --        --    10,000     10,000
 Common stockholders'
   equity . . . . . . . . .  94,794     81,089    81,961     76,052    46,929    33,337     26,992
PER COMMON SHARE DATA:
 Income (loss) before
   extraordinary items. . .   $1.47      $1.34     $1.80      $1.77     $1.70     $0.65     $(0.55)
 Net income (loss)  . . . .    1.47       1.34      1.80       2.01      2.17      1.13      (0.55)
 Cash dividends   . . . . .    0.21       0.18      0.25       0.21      0.05        --         --
 Book value   . . . . . . .   15.26      13.07     13.21      12.27      9.94      6.52       5.33
SELECTED FINANCIAL RATIOS:
 Return on average assets .    1.32%      1.34%     1.34%      1.54%     1.62%     0.94%     (0.22)%
  Return on average
   stockholders' equity . .   14.24      14.42     14.36      17.03     21.58     15.07      (3.70)
 Nonperforming and
   restructured assets to
   total assets . . . . . .    0.70       0.67      0.70       1.08      1.61      2.00       3.32
 Allowance for possible loan
   losses to nonperforming and
   restructured loans . . .  226.41     265.66    261.53     193.21    190.88    140.53      72.95
 Average stockholders'
   equity to average total
   assets . . . . . . . . .    9.30       9.20      9.34       9.06      7.50      6.26       5.90

FISCAL 1994

SUMMARY

     1994 was another record year for BancFirst. Net income for 1994, with no extraordinary items or accounting changes, rose to $11.6 million, from $10.2 million for 1993 and $8.96 million for 1992, before extraordinary items. The corresponding earnings per share was $1.80 for 1994, up from $1.77 for 1993 and $1.70 for 1992, despite a 16% increase in average shares outstanding. Return on average assets was 1.34% for 1994, compared to 1.37% for 1993 and 1.30% for 1992, before extraordinary items. Return on average stockholders' equity was again affected by an increase in average equity for the year, resulting in a return of 14.36%, compared to 15.08% for 1993 and 17.31% for 1992, before extraordinary items.

     Total assets increased $49.7 million, to $873 million, as a result of acquisitions and internal growth. Total loans increased $56 million, including internal growth of approximately 6%. Total deposits increased $48.2 million from both acquisitions and the first internal deposit growth in several years. Stockholders' equity increased $2.01 million, even though BancFirst retired its $3.9 million issue of 10% Preferred Stock and adopted FAS 115 (see " Financial Position Securities") for securities, which reduced equity by $4.1 million. Average stockholders' equity to average assets was 9.34%, up from 9.06% for 1993.

     Asset quality continued to improve during the year. Nonperforming and restructured assets to total assets dropped to 0.70% from 1.08% for 1993. The allowance for possible loan losses to nonperforming and restructured loans increased to 261.53% from 193.21% in 1993.

     During 1994, BancFirst completed acquisitions of First City Bank of Tulsa, Oklahoma and National Express Money Orders, Inc. First City Bank provides BancFirst with a solid base for continued expansion in the important metropolitan Tulsa market. National Express, a money order company, presents an opportunity to increase noninterest income and utilize processing capacity. BancFirst also purchased the remaining minority interest in the Bank, which resulted in an increase in earnings per share.

     In October 1994, BancFirst entered into an agreement to acquire State National Bank of Marlow, Oklahoma for cash of approximately $18 million. State National Bank had total assets of $100 million and provides BancFirst with a base from which to expand in the southwest quarter of the state. The acquisition was completed in March 1995.

     RESULTS OF OPERATIONS

     NET INTEREST INCOME. Net interest income is BancFirst's principal source of operating revenue. Net interest income increased 18.1% in 1994 to $38.9 million, after rising 9.75% in 1993 and 15.1% in 1992. The net interest margin on a taxable equivalent basis for 1994 was 5.20%, up from 5.14% for 1993 and 5.08% for 1992.

           CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSIS
                  Taxable Equivalent Basis (Dollars in thousands)

                                           DECEMBER 31, 1994             DECEMBER 31, 1993            DECEMBER 31, 1992
                                       ---------------------------   --------------------------   -------------------------
                                                 INTEREST  AVERAGE            INTEREST  AVERAGE            INTEREST  AVERAGE
                                       AVERAGE   INCOME/    YIELD/   AVERAGE   INCOME/   YIELD/   AVERAGE   INCOME/   YIELD/
                                       BALANCE   EXPENSE     RATE    BALANCE   EXPENSE    RATE    BALANCE   EXPENSE    RATE
                                       -------   -------   -------   -------  --------  -------   -------  --------  -------
ASSETS

Earning Assets:
 Loans (1)........................    $493,300   $45,995    9.32%   $412,306   $37,907   9.19%    $350,882  $34,832    9.93%
 Investments - taxable............     225,257    12,214    5.42     197,263    11,325   5.74      201,140   13,636    6.78
 Investments - tax exempt.........      10,445       925    8.86      11,356     1,025   9.03       16,543    1,535    9.28
 Federal funds sold...............      32,991     1,350    4.09      36,957     1,099   2.97       42,714    1,528    3.58
                                       -------   -------            --------   -------            --------  -------
  Total earning assets............     761,993    60,484    7.94     657,882    51,356   7.81      611,279   51,531    8.43
                                       -------   -------            --------   -------            --------  -------
Nonearning assets:
 Cash and due from banks..........      59,400                        48,721                        43,547
 Interest receivable and other
  assets..........................      53,392                        45,522                        41,637
 Allowance for possible loan losses     (9,372)                       (8,488)                       (6,366)
                                      --------                       -------                      --------
  Total nonearning assets..........    103,420                        85,755                        78,818
                                      --------                      --------                      --------
  Total assets.....................   $865,413                      $743,637                      $690,097
                                      ========                      ========                      ========
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
 Transaction deposits..............   $173,647    4,899     2.82%   $146,187     4,139   2.83%    $126,165    3,852    3.05%
 Savings deposits..................    156,920    4,828     3.08     124,798     3,780   3.03      106,826    3,544    3.32
 Time deposits.....................    284,625   11,054     3.88     263,101     9,385   3.57      274,467   12,219    4.45
 Short-term borrowings.............        527       19     3.60         446        10   2.24        3,943      118    2.99
 Note payable......................         --       --       --       3,000       245   8.17       10,500      749    7.13
 Line of Credit....................         --       38       NM          --        --     --           --       --      --
 Long-term borrowings..............         --       --       --          --        --     --           82        7    8.54
                                      --------  -------             --------   -------            --------  -------
 Total interest-bearing liabilities    615,719   20,838     3.38     537,532    17,559   3.27      521,983   20,489    3.93
                                      --------  -------             --------   -------            --------  -------
Interest-free funds:
 Demand deposits...................    163,002                       132,847                       110,512
 Interest payable and other
  liabilities......................      5,903                         5,904                         5,874
 Stockholders' equity..............     80,789                        67,354                        51,728
                                      --------                      --------                      --------
  Total interest-free funds........    249,694                       206,105                       168,114
                                      --------                      --------                      --------
  Total liabilities and
   stockholders' equity............   $865,413                      $743,637                      $690,097
                                      ========                      ========                      ========
Net interest income................             $39,646                        $33,797                       $31,042
                                                =======                        =======                       =======
Net interest spread................                         4.56%                        4.54%                         4.50%
                                                            ====                         ====                          ====
Net interest margin................                         5.20%                        5.14%                         5.08%
                                                            ====                         ====                          ====

(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

NM--Not Meaningful.

   Changes in the volume of earning assets and interest-bearing liabilities, and changes in interest rates determine the change in net interest income. The substantial increases in net interest income in recent years have been due to volume changes rather than changes in interest rates, even though interest rates did change significantly over that period. The Volume/Rate Analysis summarizes the relative contribution of each of these components to the increases in net interest income in 1994 and 1993. The increase in net interest income in 1994 was due almost totally to the increase in loan volume. Average loans rose 19.6% and average loans to deposits increased to 63.39% from 61.82% for 1993. The rising interest rates in 1994 produced a small positive rate variance. The principal factors in the increase in net interest income in 1993 were a 17.5% increase in average loans, which produced a positive volume variance, and a negative rate variance resulting from declining interest rates.

                                      CHANGE IN 1994                   CHANGE IN 1993
                                 ----------------------------     ------------------------
                                          DUE TO                          DUE TO
                                          VOLUME      DUE TO              VOLUME   DUE TO
                                 TOTAL      (1)        RATE      TOTAL      (1)     RATE
                                ------    ------      ------     -----    -------  -------
                                                      (Dollars in thousands)
INCREASE (DECREASE) IN:
INTEREST INCOME:
  Loans.......................  $8,088    $7,049      $1,039     $ 3,075   $9,302   $(6,227)
  Securities--taxable.........     889     1,311        (422)     (2,311)    (431)   (1,880)
  Securities--tax-exempt......    (100)      (77)        (23)       (510)    (487)      (23)
  Federal funds sold..........     251      (118)        369        (429)    (206)     (223)
                                ------    ------      ------     -------   ------   -------
    Total interest income.....   9,128     8,165         963        (175)   8,178    (8,353)
                                ------    ------      ------     -------   ------   -------
INTEREST EXPENSE:
  Transaction deposits........     760       783         (23)        287      605      (318)
  Savings deposits............   1,048       984          64         236      579      (343)
  Time deposits...............   1,669       782         887      (2,834)    (480)   (2,354)
  Short-term borrowings.......       9         2           7        (108)    (109)        1
  Note payable................    (207)     (207)         --        (504)    (529)       25
  Long-term borrowings........      --        --          --          (7)      (7)       --
                                ------    ------      ------     -------   ------   -------
    Total interest expense....   3,279     2,344         935      (2,930)      59    (2,989)
                                ------    ------      ------     -------   ------   -------
Net interest income...........  $5,849    $5,821      $   28     $ 2,755   $8,119   $(5,364)
                                ======    ======      ======     =======   ======   =======

(1) The change in interest due to change in mix has been allocated in total to volume changes.

   Interest rate sensitivity analysis measures the sensitivity of BancFirst's net interest margin to changes in interest rates by analyzing the repricing relationship between its earning assets and interest-bearing liabilities. This analysis is limited by the fact that it presents a static position as of a single day and is not necessarily indicative of BancFirst's position at any other point in time, and does not take into account the sensitivity of yields and costs of specific assets and liabilities to changes in market rates. In 1994, Management continued its strategy of creating manageable negative interest sensitivity gaps. This approach takes advantage of BancFirst's stable core deposit base and the relatively short maturity and repricing frequency of its loan portfolio, as well as the historical existence of a positive yield curve, which enhances the net interest margin over the long term. Although interest rate risk is increased on a controlled basis by this position, it is somewhat mitigated by BancFirst's high level of liquidity.

   The Analysis of Interest Rate Sensitivity presents BancFirst's earning assets and interest-bearing liabilities based on maturity and repricing frequency at December 31, 1994. At this date, interest-bearing liabilities exceeded earning assets by $146 million in the three month interval. This negative gap position assumes that BancFirst's core savings and transaction deposits are immediately rate sensitive and reflects Management's perception that the yield curve will be positive over the long term. In 1991 through 1993 the yield curve became steeper as short-term interest rates decreased significantly. This condition resulted in higher net interest margins for BancFirst. In 1994, the yield curve began to flatten as short-term interest rates rose. As the yield curve flattens, BancFirst's net interest margin would be expected to decline, unless BancFirst adjusts its interest sensitivity gap position, or employs other strategies to control the rise in rates on interest-bearing liabilities or to increase the yield on earning assets. Beginning in late 1992, the proceeds of maturing securities were increasingly used to fund the growth of BancFirst's floating rate loan portfolio, thereby decreasing its zero to 12 months negative gap position from 21.72% at the end of 1992 to 13.06% at the end of 1994, mitigating to some extent the effect of rising interest rates.

                                    INTEREST RATE       NONINTEREST RATE
                                      SENSITIVE            SENSITIVE
                                  -------------------    -----------------
                                  0 TO 3      4 TO 12    1 TO 5     OVER 5
                                  MONTHS      MONTHS      YEARS      YEARS     TOTAL
                                  -------     -------    -------    -------    -----
                                                 (DOLLARS IN THOUSANDS)
EARNING ASSETS:
 Loans........................  $ 227,165   $ 140,206    $121,255    $ 33,688  $522,314
 Federal funds sold...........     28,260         --           --          --    28,260
 Securities...................     46,706      41,146     126,001       9,191   223,044
                                ---------   ---------    --------    --------  --------
    Total....................   $ 302,131   $ 181,352    $247,256    $ 42,879  $773,618
                                =========   =========    ========    ========  ========
FUNDING SOURCES:
  Noninterest-bearing demand
    deposits (1).............   $      --   $      --    $     --    $ 75,115  $ 75,115
 Savings and transaction
    deposits.................     325,393          --          --          --   325,393
 Time deposits of $100 or more     34,483      18,628       4,216          --    57,327
 Time deposits under $100.....     88,265     117,664      27,776          --   233,705
 Short-term borrowings........        117          --          --          --       117
 Stockholders' equity.........         --          --          --      81,961    81,961
                                ---------   ---------    --------   ---------  --------
   Total......................  $ 448,258   $ 136,292    $ 31,992   $ 157,076  $773,618
                                =========   =========    ========   =========  ========
Interest sensitivity gap......  $(146,127)  $  45,060    $215,264   $(114,197)
Cumulative gap................  $(146,127)  $(101,067)   $114,197   $      --
Cumulative gap as a percentage
 of total earning assets......     (18.89)%    (13.06)%     14.76%         --

(1) Represents the amount of demand deposits required to support earning assets in excess of interest-bearing liabilities and stockholders' equity.

   PROVISION FOR POSSIBLE LOAN LOSSES. The provision for possible loan losses increased to $380,000 for 1994 from $251,000 for 1993, but was lower than the $700,000 for 1992. These relatively low levels of provisions reflect the significant decrease in the level of problem loans since 1990. BancFirst reported net loan recoveries of $5,000 for 1994, compared to net loan charge-offs of $249,000 and $232,000 for 1993 and 1992, which were equivalent to only 0.06% and 0.07%, respectively, of average loans. A more detailed discussion of the allowance for possible loan losses is provided under "Loans."

   SECURITIES TRANSACTIONS. Net gains on securities transactions were only $5,000 in 1994, compared to $204,000 in 1993, and $75,000 in 1992.
BancFirst's practice is to hold its securities to maturity and it does not engage in trading activities. The small gains from securities transactions have primarily been from securities that have been called. A more detailed discussion of securities is provided under "Securities."

   OTHER NONINTEREST INCOME. Noninterest income, excluding securities transactions, increased in 1994 by $870,000, or 8.4%, compared to an increase of $1.94 million, or 22.5%, in 1993 and $633,000, or 8.0%, in 1992.
Noninterest income has become an increasingly important source of revenue. BancFirst's fee income has increased each year since 1987 due to improved pricing strategies, enhanced product lines and bank acquisitions. New products and strategies are being implemented which are expected to produce continued growth in noninterest income.

   NONINTEREST EXPENSE. Total noninterest expense increased in 1994 by 8.5% to $31.6 million, compared to an increase of 8.8% for 1993 and a decrease of 0.8% for 1992. The increases in 1994 and 1993 were due in large part to bank acquisitions, although losses on other real estate owned decreased in 1993 and net income from other real estate owned was reported for 1994. The decrease in 1992 was the result of a $1.92 million decrease in losses on other real estate owned. Such decreases are reflective of BancFirst's efforts to reduce the level of nonperforming assets. Salaries and employee benefits have increased over the past three years due to acquisitions, additional staff for new product lines and increased loan demand.

   INCOME TAXES. Income tax expense increased to $6.55 million from $3.96 million for 1993 and $2.21 million for 1992. The tax expense for 1994 reflects the return of BancFirst to a fully taxable basis, with a limited amount of net operating loss carryforwards available to reduce taxable income. The remainder of BancFirst's state tax net operating loss carryforwards were fully utilized in 1994 and state tax expense of $638,000 was recognized.

   In January 1993, BancFirst adopted Statement of Financial Standards No. 109, "Accounting for Income Taxes." The cumulative effect on prior years of the change in accounting for income taxes of $1.32 million was recorded with a corresponding increase in BancFirst's deferred tax asset. BancFirst realized current taxable income for 1993, which was partially offset by the utilization of net operating loss carryforwards and alternative minimum tax credit carryforwards. Deferred tax expense was recognized for the change in temporary differences during the year, which was partially offset by an adjustment to the deferred tax asset to reflect the increase in the federal statutory tax rate from 34% to 35%.

   Prior to 1993, BancFirst had net operating loss carryforwards for financial and tax reporting purposes. Consequently, its income tax expense or benefit primarily related to matters other than the provision of taxes for current operations. However, in 1992 BancFirst recognized current tax expense, which was partially offset by the utilization of tax net operating loss carryforwards and alternative minimum tax credit carryforwards. In addition, a tax benefit from the utilization of financial net operating loss carryforwards was recognized by recording a corresponding deferred tax asset, which was reported as an extraordinary item.

   Since banks have traditionally carried large amounts of tax-exempt securities and loans, certain financial information is prepared on a taxable equivalent basis to facilitate analysis of yields and changes in components of earnings. Average balance sheets, income statements and other financial statistics on a taxable equivalent basis have been presented for this purpose.

   EXTRAORDINARY ITEMS. In 1992, extraordinary income of $2.21 million was recognized from the utilization of financial net operating loss carryforwards to offset taxable income. This produced earnings per average common share of $0.47.

   IMPACT OF INFLATION. The impact of inflation on financial institutions differs significantly from that of industrial or commercial companies. The assets of financial institutions are predominantly monetary, as opposed to fixed or nonmonetary assets such as premises, equipment and inventory. As a result, there is little exposure to inflated earnings by understated depreciation charges or significantly understated current values of assets. Although inflation can have an indirect effect by leading to higher interest rates, financial institutions are in a position to monitor the effects on interest costs and yields and respond to inflationary trends through management of interest rate sensitivity. Inflation can also have an impact on noninterest expenses such as salaries and employee benefits, occupancy, services and other costs.

   FINANCIAL POSITION

   CASH AND FEDERAL FUNDS SOLD. Cash and due from banks consists of cash and cash items on hand, deposits and other amounts due from other banks, and reserves deposited with the Federal Reserve Bank. Federal funds sold consists of overnight investments of excess funds with other financial institutions. The amount of cash and federal funds sold carried by BancFirst is a function of the availability of funds presented to other institutions for clearing, BancFirst's requirements for liquidity, operating cash and reserves, available yields, and interest rate sensitivity management. Balances of these items can fluctuate widely based on these various factors. At December 31, 1994, cash and federal funds sold decreased $7.6 million, or 8.5%, as compared to year-end 1993, as a result of loan growth that exceeded increases from bank acquisitions. In 1993, cash and federal funds sold increased $5.9 million, or 7.11%, due to bank acquisitions.

   SECURITIES. BancFirst adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("FAS 115"), effective January 1, 1994. FAS 115 requires that investments in debt securities be classified and accounted for in three categories: held for investment, available for sale, and trading. As a result of adopting FAS 115, BancFirst transferred approximately $183 million from securities held for investment to securities available for sale. These securities were adjusted to market value, resulting in an initial unrealized net gain of $2.64 million which increased stockholders' equity $1.72 million on an after-tax basis. During 1994, the unrealized net gain became an unrealized net loss of $6.33 million and the amount included in stockholders' equity decreased $5.83 million to an unrealized net loss of $4.11 million. Prior to January 1, 1994, all securities were classified as held for investment.

                                                       DECEMBER 31,
                                               --------------------------------
                                               1994          1993          1992
                                               ----          ----          ----
                                                      (DOLLARS IN THOUSANDS)
HELD FOR INVESTMENT
U. S. Treasury and other federal agencies... $  9,505      $215,608      $182,447
States and political subdivisions...........    9,191        10,606        14,426
Other securities............................    2,083         5,332         7,128
                                             --------      --------      --------
      Total................................. $ 20,779      $231,546      $204,001
                                             ========      ========      ========
Estimated market value...................... $ 20,395      $234,851      $208,218
                                             ========      ========      ========
AVAILABLE FOR SALE
U. S. Treasury and other federal agencies... $200,141
States and political subdivisions...........      747
Other securities............................    1,377
                                             --------
      Total................................. $202,265
                                             ========


   During 1994, total securities decreased $8.5 million, or 3.67%, compared to an increase of $27.5 million, or 13.5%, in 1993, and a decrease of $20.4 million or 9.08%, in 1992. The decreases in 1994 and 1992 were due to maturities of securities being used to fund loan growth, while in 1993 acquisitions increased securities more than the amount used to fund loan growth.

   Securities of state and political subdivisions at December 31, 1992 includes $7.75 million of obligations of the State of Oklahoma and its political subdivisions, which are considered to be obligations of a single issuer, and are equivalent to 15.3% of stockholders' equity at December 31, 1992. These securities consist of general obligation bonds, revenue bonds and interest-bearing warrants. The estimated market value of these securities at December 31, 1992 was $8.12 million. At December 31, 1994 and 1993, the balance of these securities was equivalent to less than 10% of stockholders' equity and is no longer considered a concentration of credit.

   The Maturity Distribution of Securities summarizes the maturity and weighted average taxable equivalent yields of the securities portfolio at December 31, 1994. The average maturity of the portfolio has been shortened significantly in recent years as part of BancFirst's asset/liability management strategy. The percentage of securities maturing after one year, but within five years, increased from 50.84% in 1992 to 63.21% in 1993. This increase largely reflects the effect of increased loan demand and BancFirst's reinvestment of maturing securities in proportionately higher amounts of fixed-rate securities maturing in less than five years.

                                                AFTER ONE YEAR     AFTER FIVE YEARS
                                                      BUT                 BUT
                             WITHIN ONE YEAR   WITHIN FIVE YEARS   WITHIN TEN YEARS   AFTER TEN YEARS          TOTAL
                             ---------------   -----------------   ----------------   ---------------    ---------------
                             AMOUNT    YIELD    AMOUNT    YIELD    AMOUNT    YIELD    AMOUNT    YIELD    AMOUNT    YIELD
                             ------    -----    ------    -----    ------    -----    ------    -----    ------    -----
                                                                (DOLLARS IN THOUSANDS)
HELD FOR INVESTMENT
U.S. Treasury and other
  federal agencies. . . . . $  1,700   4.73%   $  4,232   7.70%   $ 3,573    5.93%  $   --       --%     $  9,505   6.50%
State and political
  subdivisions. . . . . . .    1,542   5.39       5,220   5.44        998    6.17     1,431     6.08        9,191   5.61
Other securities. . . . . .    1,000   6.40       1,000   6.40         83    5.96       --       --         2,083   6.38
                            --------           --------           -------           -------              --------
Total . . . . . . . . . . . $  4,242   5.36    $ 10,452   6.45    $ 4,654    5.98   $ 1,431     6.08     $ 20,779   6.09
                            ========           ========           =======           =======              ========
Percentage of total . . . .    20.42%             50.29%            22.40%             6.89%               100.00%
                            ========           ========           =======           =======              ========
AVAILABLE FOR SALE
U. S. Treasury and other
  federal agencies. . . . . $ 65,675   5.02%   $120,528   5.54%   $ 2,592    6.50%  $11,346     6.83%    $200,141   5.45%
State and political
  subdivisions. . . . . . .      152   3.39         135   3.81        158    4.40       302     5.23          747   4.42
Other securities. . . . . .       --     --          --     --        --       --     1,377     5.96        1,377   5.96
                            --------           --------           -------           -------              --------
Total . . . . . . . . . . . $ 65,827   5.02    $120,663   5.54    $ 2,750    6.38   $13,025     6.70     $202,265   5.45
                            ========           ========           =======           =======              ========
Percentage of total . . . .    32.54%             59.66%             1.36%             6.44%               100.00%
                            ========           ========           =======           =======              ========
Total securities. . . . . . $ 70,069   5.04%   $131,115   5.61%   $ 7,404    6.13%  $14,456     6.04%    $223,044   5.51%
                            ========           ========           =======           =======              ========
Percentage of total . . . .    31.42%             58.78%             3.32%             6.48%               100.00%
                            ========           ========           =======           =======              ========

     Due to falling interest rates, BancFirst's securities increased in value in 1992 and 1993. Rising interest rates in 1994 caused the market value of BancFirst's securities to decrease. At the same time, the average taxable equivalent yield of the portfolio decreased from 6.49% in 1992 to 5.53% in 1993 and decreased slightly to 5.51% in 1994. At higher prevailing interest rates, the yield of the Securities portfolio should increase as proceeds from maturing securities are reinvested at the higher rates.

     LOANS. Total loans have increased in each of the last five years. The increase was $56 million, or 12%, in 1994, compared to $83.9 million, or 21.9%, in 1993. These increases resulted from acquisitions and the successful implementation of BancFirst's various strategies to develop loan growth. In 1994, $23 million in loans were added by bank acquisitions, compared to $48 million in 1993. Continued growth in the Oklahoma City and Tulsa offices, and specialized lending activities such as guaranteed student loans, SBA guaranteed loans and residential mortgage loans contributed to the internal growth.

     COMPOSITION. BancFirst's loan portfolio is well diversified among commercial and individual borrowers. Commercial loans are comprised principally of loans to companies in light manufacturing, retail and service industries. Construction and development loans totaled only $29.8 million, or 5.70% of total loans as of the end of 1994, while oil and gas production loans totaled only $6.05 million, or 1.16% of total loans at such date. Real estate loans are relatively equally divided between loans on commercial real estate and mortgages on personal residences. Installment loans are comprised mostly of loans to individuals for the purchase of vehicles and student loans. Loans secured by real estate have been a large proportion of the loan portfolio for a number of years; however, since 1989 the percentage of total loans secured by real estate has decreased slightly. In 1994, this percentage was 52.06% compared to 56.6% for 1989. Although the percentage of the portfolio represented by real estate loans has declined, BancFirst remains subject to risk from future market fluctuations in property values. BancFirst attempts to manage this risk through rigorous loan underwriting standards, training of loan officers and close monitoring of the values of individual properties.

     The majority of the commercial real estate and other commercial loans have maturities of one year or less. However, many of these loans are renewed at existing or similar terms after scheduled principal reductions. Also, approximately 63% of the commercial real estate and other commercial loans had adjustable interest rates at year-end 1994. The short maturities and adjustable interest rates on these loans allow BancFirst to maintain the majority of its loan portfolio at or near market interest rates.

                                                            DECEMBER 31,
                       --------------------------------------------------------------------------------------
                            1994              1993              1992               1991             1990
                       --------------    --------------   ---------------    --------------    --------------
                                % OF              % OF              % OF               % OF             % OF
                       AMOUNT   TOTAL    AMOUNT   TOTAL    AMOUNT   TOTAL    AMOUNT   TOTAL    AMOUNT   TOTAL
                       ------   -----    ------   -----    ------   -----    ------   -----    ------   -----
                                                       (DOLLARS IN THOUSANDS)
Commercial, financial
  and other. . . . . $156,718   30.00%  $131,088  28.11%  $115,037  30.08%  $ 87,145  26.45%  $ 84,404  25.71%
Real estate --
  construction . . .   29,760    5.70     19,258   4.13     10,028   2.62      9,294   2.82      7,254   2.21
Real estate --
  mortgage . . . . .  242,143   46.36    229,143  49.13    185,982  48.62    170,045  51.62    177,008  53.92
Consumer . . . . . .   93,693   17.94     86,867  18.63     71,451  18.68     62,958  19.11     59,607  18.16
                     --------  ------   -------- ------   -------  ------   -------   -----    ------- ------
 Total loans . . . . $522,314  100.00%  $466,356 100.00%  $382,498 100.00%  $329,442 100.00%  $328,273 100.00%
                     ========  ======   ======== ======   ======== ======   ======== ======   ======== ======

                                                         MATURING
                                   -----------------------------------------------------
                                                     AFTER ONE
                                    WITHIN           BUT WITHIN        AFTER
                                   ONE YEAR          FIVE YEARS     FIVE YEARS     TOTAL
                                   --------          ----------     ----------     -----
                                                (DOLLARS IN THOUSANDS)
Commercial, financial and other .  $117,310             $39,408        $ --        $156,718
Real estate -- construction. . . .   26,519               3,241          --          29,760
Real estate -- mortgage (excluding
  loans secured by 1-4 family
  residential properties) . . . .    78,500              46,988          --         125,488
                                   --------             -------        ----        --------
 Total  . . . . . . . . . . . . .  $222,329             $89,637        $ --        $311,966
                                   ========             =======        ====        ========
Loans with predetermined interest
  rates . . . . . . . . . . . . .  $ 83,329             $32,139        $ --        $115,468
Loans with adjustable interest
  rates . . . . . . . . . . . . .   139,000              57,498          --         196,498
                                   --------             -------        ----        --------
 Total  . . . . . . . . . . . . .  $222,329             $89,637        $ --        $311,966
                                   ========             =======        ====        ========
Percentage of total . . . . . . .     71.27%              28.73%         --%         100.00%
                                   ========             =======        ====        ========

     The information relating to the maturity and rate sensitivity of loans is based upon original loan terms and is not adjusted for "rollovers." In the ordinary course of business, loans maturing within one year may be renewed, in whole or in part, at interest rates prevailing at the date of renewal.

     NONPERFORMING AND RESTRUCTURED LOANS. Nonperforming and restructured loans totaled $3.72 million at December 31, 1994, compared to $4.67 million at December 31, 1993. The higher level in 1993 was due to the acquisition of a bank during that year with a substantial amount of problem loans. Nonperforming and restructured loans as a percentage of total loans decreased to 0.71% from 1.00% in 1993. From a historical perspective, nonperforming loans peaked in 1986 due to the severe economic downturn which began in 1985, but have gradually decreased since that time. However, it is reasonable to expect that over the next several years loan losses will rise to historical norms as a result of economic and credit cycles.

      Nonaccrual loans negatively impact BancFirst's net interest margin. A loan is placed on nonaccrual status when, in the opinion of management, the future collectibility of interest and/or principal is in serious doubt. Interest income is recognized on certain of these loans on a cash basis if the full collection of the remaining principal balance is reasonably expected. Otherwise, interest income is not recognized until the principal balance is fully collected.

Total interest income which was not accrued on nonaccrual loans outstanding at year end was approximately $145,000 in 1994 and $185,000 in 1993. Only a small amount of this interest was actually collected.

     The classification of a loan as nonperforming does not necessarily indicate that loan principal and interest will ultimately be uncollectible. BancFirst's experience is that a significant portion of both principal and interest is eventually recovered. However, the above normal risk associated with nonperforming loans is considered in the determination of the allowance for possible loan losses. At year-end 1994, the allowance for possible loan losses as a percentage of nonperforming and restructured loans was 262%, compared to 193% at year-end 1993.

                                                                      DECEMBER 31,
                                                    ----------------------------------------------
                                                     1994      1993      1992      1991      1990
                                                    ------    ------    ------    ------    ------
                                                                (Dollars in thousands)
Past due over 90 days and still accruing. . . . . . $  351    $  590   $   378   $   897    $   846
Nonaccrual. . . . . . . . . . . . . . . . . . . . .  2,715     3,278     2,370     2,739      6,526
Restructured. . . . . . . . . . . . . . . . . . . .    654       804     1,025       610      1,401
                                                    ------    ------   -------   -------    -------
 Total nonperforming and restructured loans . . . .  3,720     4,672     3,773     4,246      8,773
Other real estate owned and repossessed assets. . .  2,354     4,220     7,574     9,345     14,273
                                                    ------    ------   -------   -------    -------
 Total nonperforming and restructured assets. . . . $6,074    $8,892   $11,347   $13,591    $23,046
                                                    ======    ======   =======   =======    =======
Nonperforming and restructured loans to total loans   0.71%     1.00%     0.99%     1.29%      2.67%
                                                    ======    ======   =======   =======    =======
Nonperforming assets to total assets. . . . . . . .   0.70%     1.08%     1.61%     2.00%      3.32%
                                                    ======    ======   =======   =======    =======

     Other real estate owned and repossessed assets have decreased from $21.3 million at year-end 1989 to $2.35 million at year-end 1994, as a result of a substantial effort by BancFirst to dispose of these assets. To encourage local management to sell the other real estate as quickly as possible and to ensure that it is carried at a conservative value, BancFirst's policy is to write other real estate down annually by the greater of 10% of its remaining carrying value or the difference between its remaining carrying value and its estimated market value.

     Potential problem loans are performing loans to borrowers with a weakened financial condition, or which are experiencing unfavorable trends in their financial condition, which causes management to have concerns as to the ability of such borrowers to comply with the existing repayment terms. These loans, which are not included in nonperforming and restructured assets, totaled $13.7 million at December 31, 1994. In general, these loans are well collateralized and have no identifiable loss potential. Loans which are considered to have identifiable loss potential are placed on nonaccrual status, are allocated a specific allowance for loss or are directly charged-down, and are reported as nonperforming.

     ALLOWANCE FOR POSSIBLE LOAN LOSSES. The allowance for possible loan losses reflects Management's assessment of the risk of loss inherent in BancFirst's loan portfolio. The allowance and its adequacy is determined through consideration of many factors, including evaluation of known problem loans, levels of adversely classified, past due and nonperforming loans, loan loss experience, and economic conditions. To facilitate Management's assessment, BancFirst's Asset Quality Department performs periodic loan reviews at each of BancFirst's locations. The process of determining the adequacy of the allowance for possible loan losses, however, necessarily involves the exercise of judgment and consideration of numerous subjective factors and, accordingly, there can be no assurance that the current level of the allowance will prove adequate in light of future developments and economic conditions. As loan quality changes with economic and credit cycles, it would be reasonable to expect BancFirst's loan loss provisions to return to historically normal levels.

     Adversely classified loans have declined every year since 1986, excluding bank acquisitions, primarily as a result of the improving state economy and BancFirst's efforts to reduce the level of problem loans. Total adversely classified loans (which includes nonperforming loans, certain restructured loans and potential problem loans described above) were $16.3 million at the end of 1994, compared to $17.6 million for 1993 and $14 million at the end of 1992. The percentage of classified loans to total loans was 3.12% for 1994, 3.77% for 1993 and 3.65% for 1992.

     Net charge-offs as a percentage of average loans have decreased each year since 1989 reflecting the decrease in problem loans over such period. In 1994, BancFirst recognized $5,000 of net recoveries.

                                                               YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                     1994      1993      1992      1991      1990
                                                    ------    ------    ------    ------    ------
                                                                (DOLLARS IN THOUSANDS)
Balance at beginning of year. . . . . . . . . . . $  9,027   $  7,202  $  5,967  $  6,400  $  5,246
                                                  --------   --------  --------  --------  --------
Charge-offs:
 Commercial . . . . . . . . . . . . . . . . . . .     (285)      (218)     (285)     (734)   (4,916)
 Real estate. . . . . . . . . . . . . . . . . . .     (116)      (436)     (317)     (936)     (499)
 Consumer . . . . . . . . . . . . . . . . . . . .     (450)      (417)     (330)     (365)   (1,059)
 Other. . . . . . . . . . . . . . . . . . . . . .      (68)       (83)      (10)     (367)       (6)
                                                  --------   --------  --------  --------  --------
  Total charge-offs . . . . . . . . . . . . . . .     (919)    (1,154)   (1,035)   (2,402)   (6,480)
                                                  --------   --------  --------  --------  --------
Recoveries:
 Commercial . . . . . . . . . . . . . . . . . . .      400        431       428       541       619
 Real estate. . . . . . . . . . . . . . . . . . .      341        251       239       241        73
 Consumer . . . . . . . . . . . . . . . . . . . .      148        185        93       143       149
 Other. . . . . . . . . . . . . . . . . . . . . .       35         38        43        92         1
                                                  --------   --------  --------  --------  --------
  Total recoveries. . . . . . . . . . . . . . . .      924        905       803     1,017       842
                                                  --------   --------  --------  --------  --------
Net (charge-offs) recoveries. . . . . . . . . . .        5       (249)     (232)   (1,385)   (5,638)
Provisions charged to operations. . . . . . . . .      380        251       700       952     6,792
Additions from acquisitions . . . . . . . . . . .      317      1,823       767        --        --
                                                  --------   --------  --------  --------  --------
Balance at end of year. . . . . . . . . . . . . . $  9,729   $  9,027  $  7,202  $  5,967  $  6,400
                                                  ========   ========  ========  ========  ========
Average loans . . . . . . . . . . . . . . . . . . $493,300   $412,306  $350,882  $327,397  $328,267
                                                  ========   ========  ========  ========  ========
Total loans . . . . . . . . . . . . . . . . . . . $522,314   $466,356  $382,498  $329,442  $328,273
                                                  ========   ========  ========  ========  ========
Net charge-offs to average loans  . . . . . . . .     0.00%      0.06%     0.07%     0.42%     1.72%
                                                  ========   ========  ========  ========  ========
Allowance to total loans. . . . . . . . . . . . .     1.86%      1.94%     1.88%     1.81%     1.95%
                                                  ========   ========  ========  ========  ========
ALLOCATION OF THE ALLOWANCE BY CATEGORY OF LOANS:
 Commercial, financial and other. . . . . . . . . $    720   $    647  $    333  $    413  $    547
 Real estate -- construction . . . . . . . . . . . .   564        747        --         6         6
 Real estate -- mortgage . . . . . . . . . . . . . .   927        729       872       295       290
 Consumer . . . . . . . . . . . . . . . . . . . .      149        155       156       250       148
 Unallocated  . . . . . . . . . . . . . . . . . .    7,369      6,749     5,841     5,003     5,409
                                                  --------   --------  --------  --------  --------
  Total . . . . . . . . . . . . . . . . . . . . . $  9,729   $  9,027  $  7,202  $  5,967  $  6,400
                                                  ========   ========  ========  ========  ========
PERCENT OF LOANS IN EACH CATEGORY TO TOTAL LOANS:
 Commercial, financial and other. . . . . . . . .    30.00%     28.11%    30.08%    26.45%    25.71%
 Real estate -- construction . . . . . . . . . . . .  5.70       4.13      2.62      2.82      2.21
 Real estate -- mortgage . . . . . . . . . . . . . . 46.36      49.13     48.62     51.62     53.92
 Consumer . . . . . . . . . . . . . . . . . . . .    17.94      18.63     18.68     19.11     18.16
                                                  --------   --------  --------  --------  --------
  Total . . . . . . . . . . . . . . . . . . . . .   100.00%    100.00%   100.00%   100.00%   100.00%
                                                  ========   ========  ========  ========  ========

     Statement of Financing Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" ("FAS 114"), was issued in May 1993.
This new accounting standard requires that impaired loans be measured based upon the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. BancFirst plans to adopt FAS 114 in January 1995. The adoption of FAS 114 is not expected to have a material effect on the financial position or results of operation of BancFirst.

     LIQUIDITY AND FUNDING. BancFirst's principal source of liquidity and funding is its diverse deposit base generated from customer relationships. The availability of deposits is affected by economic conditions and competition with other financial institutions and alternative investments. Through interest rates offered, competitive pricing and other banking services offered, BancFirst can, to a limited extent, control its level of deposits. The level and maturity of deposits necessary to support BancFirst's lending and investment functions is determined through monitoring loan demand and through its asset/liability management process.

   The level of deposits has fluctuated in recent years due to various factors, including acquisitions and competition. Due in part to its relatively low loan to deposit ratio, BancFirst has been highly liquid and has not needed to retain deposits, unless a favorable spread could be earned on the funds. However, loan growth and securities pledging requirements reached a level in 1994 which now make it desirable for BancFirst to generate internal deposit growth. Total deposits increased $15.6 million, excluding acquisitions, in 1994. Including acquisitions, total deposits increased $48.2 million in 1994 and $100 million in 1993.

   BancFirst's core deposit base, which consists of all deposits except time deposits of $100,000 or more, has been growing in recent years. Average core deposits have increased $171 million, or 31%, since 1990 and were 92.8% of average total deposits in 1994, compared to 88.7% in 1990. The average level of demand deposits has also been growing, both in amount and percentage of total deposits. These factors have provided BancFirst with a relatively stable, low-cost funding source.

                                     1994             1993             1992               1991             1990
                                   --------         --------         --------           --------         --------
                                                              (DOLLARS IN THOUSANDS)
AVERAGE BALANCES
Demand deposits . . . . . . .      $163,002         $132,847          $110,512          $107,800         $100,689
Interest-bearing transaction
 deposits . . . . . . . . . .       173,647          146,187           126,165           110,862           98,398
Savings deposits  . . . . . .       156,920          124,798           106,826            97,041           92,550
Time deposits under $100,000.       228,429          213,895           228,656           249,547          259,399
                                   --------         --------           --------          --------        --------
  Total core deposits . . . .       721,998          617,727           572,159           565,250          551,036
Time deposits of $100,000
 or more  . . . . . . . . . .        56,196           49,206            45,811            59,653           70,323
                                   --------         --------          --------           --------        --------
  Total deposits  . . . . . .      $778,194         $666,933          $617,970          $624,903         $621,359
                                   ========         ========          ========          ========         ========
PERCENTAGES OF TOTAL DEPOSITS     % OF             % OF            % OF              % OF             % OF
  AND AVERAGE RATES PAID          TOTAL    RATE    TOTAL   RATE    TOTAL     RATE    TOTAL    RATE    TOTAL    RATE
                                -------   -----   ------   -----   -------   -----  ------    -----  -------   -----
Demand deposits . . . . . . .    20.95%           19.92%           17.88%           17.25%            16.20%
Interest-bearing transaction.
 deposits                        22.32    2.82%   21.92    2.83%    20.42    3.05%   17.74    4.35%   15.84    4.64%
Savings deposits. . . . . . .    20.16    3.08    18.71    3.03     17.29    3.32    15.53    4.77    14.89    5.27
Time deposits under $100,000.    29.35    3.87    32.07    3.56     37.00    4.48    39.93    6.27    41.75    7.40
                                -------           ------           -------          -------   -----  -------
  Total core deposits . . . .    92.78            92.62             92.59            90.45            88.68
Time deposits of $100,000
 or more. . . . . . . . . . .     7.22    3.96     7.38    3.58      7.41    4.36     9.55    6.10    11.32    7.56
                                -------           ------           -------           -------  -----  -------

  Total deposits  . . . . . .   100.00%          100.00%           100.00%          100.00%          100.00%
                                =======          =======           =======          =======          =======

Average rate paid on
 interest-bearing deposits. .             3.38%            3.24%             3.87%            5.56%            6.52%
                                          =====            =====             =====            =====            =====

     The level of time deposits of $100,000 or more has been steadily decreasing since 1989 and represented only 7.22% of average total deposits at year-end 1994. BancFirst has not utilized brokered deposits. Approximately 93% of its time deposits of $100,000 or more at December 31, 1994 mature in one year or less.


                                                     DECEMBER 31,
                                                         1994
                                                    --------------
                                                    (IN THOUSANDS)

     Three months or less . . . . . . . . . .          $34,483
     Over three through six months. . . . . .           11,848
     Over six through twelve months . . . . .            6,780
     Over twelve months . . . . . . . . . . .            4,216
                                                       -------
       Total. . . . . . . . . . . . . . . . .          $57,327
                                                       =======

   Short-term borrowings, consisting of federal funds purchased, repurchase agreements and treasury tax and loan notes, are another available source of funds for BancFirst. The level of short-term borrowings is determined by various factors, including customer demand and BancFirst's ability to earn a favorable spread on the funds obtained. Short-term borrowings decreased $818,000 in 1994, compared to an increase of $869,000 in 1993.

   The Bank is highly liquid, despite decreases in deposits in recent years excluding acquisitions. This liquidity positions the Bank to respond to increased loan demand and other requirements for funds, or to decreases in funding sources. In 1994, 1993 and 1992, cash flows from operations, investing activities and other funding sources provided the funds for the increased loan activity.

   The liquidity of BancFirst Corporation is dependent upon dividend payments from the Bank and its ability to obtain financing. Banking regulations limit bank dividends based upon net earnings retained by the Bank and minimum capital requirements. Dividends in excess of these limits require regulatory approval. During 1994, the Bank paid three dividends totaling $3.83 million.

   CAPITAL RESOURCES. Stockholders' equity totaled $82 million at year-end 1994, compared to $80 million at year-end 1993 and $50.8 million at year-end 1992. Stockholders' equity has generally increased each year since 1983, except for losses recognized in 1989 and 1990. In 1994, stockholders' equity was reduced by the redemption of the $3.9 million issue of 10% Preferred Stock and $4.11 million of unrealized securities losses. The large increase in 1993 was due to BancFirst's public stock offering completed in April 1993 and earnings retained for the year. BancFirst's average equity to capital ratio at year-end 1994 was 9.34%, compared to 9.06% for 1993 and 7.50% for 1992.

   In 1989, the Federal Reserve Board adopted risk-based capital guidelines which were effective beginning in 1990. The new guidelines create two tiers of capital and establish minimum levels of Tier I and total capital as percentages of risk- weighted assets. Also, a minimum leverage ratio (Tier I capital to total average assets) was established. Risk-weighted assets are determined by assigning the various assets to one of four risk categories ranging from 0% to 100%. Beginning with 1990, the minimum leverage ratio is 3% and the minimum total risk-based capital ratio was 7.25%. At year-end 1992 the minimum total risk-based capital ratio increased to 8%. The new standards are considered to be minimum requirements and banking institutions are generally expected to maintain capital well above the minimum levels, as has been the case in the past. At December 31, 1994, BancFirst's leverage ratio was 9.08% and its total risk-based capital ratio was 16.67%.

   Prior to 1992, dividends on BancFirst's preferred stock and common stock were limited by depressed earnings, regulatory commitments and loan covenants. In October 1992, BancFirst redeemed its $10 million Floating Rate Preferred Stock issue for $6 million cash, eliminating $2.2 million of accumulated preferred dividends in arrears. In December 1992, BancFirst paid all accumulated dividends in arrears on its 10% Preferred Stock and resumed the regular semi-annual 10% Preferred dividend. In addition, BancFirst resumed quarterly common dividends. The 10% Preferred Stock was redeemed in February 1994. Future dividend payments will be determined by BancFirst's Board of Directors in light of the earnings and financial condition of BancFirst and the Bank, their capital needs, applicable governmental policies and regulations and such other factors as the Board of Directors deems appropriate. While no assurance can be given as to BancFirst's ability to pay dividends, Management believes that, based upon the anticipated performance of BancFirst, regular dividend payments will continue for the remainder of 1995 and through 1996.

   In April 1993, BancFirst completed a public stock offering and paid off its note payable. A $10 million line of credit was obtained in August 1993, to be specifically used for acquisitions. No advances have been made under the line of credit.

NINE MONTHS ENDED SEPTEMBER 30, 1995

   SUMMARY

   BancFirst reported net income of $3.64 million for the quarter ended September 30, 1995, compared to net income of $2.77 million for the third quarter of 1994. Third quarter 1995 earnings included a $542,000 refund of FDIC insurance premiums. Earnings per share was $0.57 for the third quarter of 1995, compared to $0.43 for the same quarter of the prior year.

Net income for the first nine months of 1995 was $9.41 million, exceeding the $8.64 million for the same period of 1994, even though earnings in 1994 benefitted from loan recoveries, gains on sales of other real estate and a lower effective tax rate. Year-to-date earnings per share was $1.47, compared to $1.34 for the first nine months of 1994.

Total assets were $981 million at September 30, 1995, an increase of $108 million from December 31, 1994 and $109 million from September 30, 1994, due primarily to the acquisition of State National Bank of Marlow, Oklahoma, with total assets of $102 million, in March 1995. Stockholders' equity increased $12.8 million compared to December 31, 1994 and $13.7 million compared to September 30, 1994.

   RESULTS OF OPERATIONS

   THIRD QUARTER. Net interest income increased for the third quarter of 1995 by $1.23 million, or 12.1%, as compared to the same quarter of 1994.
Net interest spread decreased 28 basis points while average net earning assets increased $22.3 million. Net interest margin on a taxable equivalent basis was 5.24% for the third quarter, compared to 5.29% for the same quarter of 1994.

   BancFirst provided $150,000 for possible loan losses for the quarter, compared to $321,000 for the same quarter of 1994. Net loan charge-offs were $134,000 for the third quarter of 1995 and $77,000 for the third quarter of 1994, representing annualized rates of 0.09% and 0.06% of total loans, respectively.

   Noninterest income increased $381,000, or 13.6%, compared to the third quarter of 1994 due to income added by the bank acquired in 1995 and gains on securities transactions. Noninterest expense increased only $344,000, or 4.15%, as the added operating expenses of the bank acquired were partially offset by the refund of FDIC insurance premiums in the third quarter.

   YEAR-TO-DATE. For the first nine months of 1995, net interest income increased by $3.48 million, or 12.1%, as compared to the same period of 1994. Net interest spread decreased 17 basis points while average net earning assets increased $18 million. Net interest margin on a taxable equivalent basis was 5.22% for the nine months, compared to 5.15% for the same period of 1994.

   BancFirst provided $408,000 for possible loan losses for the first nine months of 1995, compared to only $49,000 for the first nine months of 1994. Net loan charge-offs were $162,000 in 1995, compared to net loan recoveries of $191,000 in 1994, representing annualized rates of 0.04% and (0.05)% of total loans, respectively.

   Noninterest income increased $759,000, or 9.02%, compared to the first nine months of 1994, due to income of the bank acquired in 1995 and gains on securities transactions. Noninterest expense increased $2.25 million, or 9.49%, compared to 1994, due to the added expenses of the bank acquired, which were partially offset by the FDIC insurance premium refund in the third quarter, and the net income on other real estate owned in 1994.

   Income tax expense of $5.59 million was recognized for the first nine months of 1995, compared to $4.74 million for the same period of 1994. BancFirst's effective tax rate increased from 35% in 1994 to 37% in 1995 due to a higher level of taxable income, lower tax-exempt interest and less tax benefit carryforwards available for utilization.

   FINANCIAL POSITION

   Total securities increased $32.3 million compared to December 31, 1994 and $23.2 million compared to September 30, 1994, as a net result of securities added by the bank acquisition and maturities of securities used to fund loan growth. The net unrealized gain on securities available for sale was $1.36 million at the end of the third quarter of 1995, compared to net unrealized losses of $6.33 million and $3.83 million at December 31 and September 30, 1994, respectively. The average taxable equivalent yield on the securities portfolio for the third quarter increased to 6.06% from 5.62% in the same quarter of 1994, reflecting the rise in interest rates during that time.

   Total loans increased $82.3 million since December 31, 1994 and $94.5 million since September 30, 1994 from both internal loan growth and the bank acquisition. The allowance for possible loan losses increased $609,000 in the first nine months of 1995 due primarily to purchased reserves from the bank acquisition and provisions for losses. The allowance as a percentage of total loans was 1.71%, 1.86% and 1.88% at September 30, 1995, December 31, 1994 and September 30, 1994, respectively.

   Nonperforming and restructured assets increased in the first nine months of 1995 to $6.83 million from $6.07 million at year-end 1994 and $5.82 million at the end of the third quarter of 1994, due to the nonperforming assets of the bank acquired in 1995. Although, the ratio of nonperforming and restructured assets to total assets remained at only 0.70%, it is reasonable to expect that over the next several years problem loans will rise to historical norms as a result of economic and credit cycles.

   Total deposits increased $82 million compared to both December 31, 1994 and September 30, 1994 due primarily to the bank acquisition. BancFirst's deposit base continues to be comprised substantially of core deposits, with large denomination certificates of deposit being only 9.5% of total deposits at September 30, 1995.

   BancFirst joined the Federal Home Loan Bank of Topeka, Kansas in May 1995 and was approved for a $19.6 million credit line. In September 1995, the Bank borrowed $10 million which matures in May 1996 and $810,000 which matures in September 2010. Both borrowings are at fixed rates and are for the purpose of funding loan growth.

   Stockholders' equity increased $12.8 million compared to year-end 1994 and $13.7 million compared to September 30, 1994. These increases were the result of accumulated earnings and a change from net unrealized losses to net unrealized gains on securities available for sale. Average stockholders' equity to average assets dropped slightly to 9.30% from 9.34% at December 31, 1994 due to the bank acquisition in 1995. BancFirst's regulatory capital ratios all remain well in excess of the minimum requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth information as of September 30, 1995 with respect to any person who is known by BancFirst to be the beneficial owner of more than 5% of BancFirst Common Stock.

                                                  AMOUNT OF
                                                  BENEFICIAL      PERCENT
  NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
  ------------------------------------           ----------      --------
  David E. Rainbolt                              3,102,194(1)     49.94%
  P.O. Box 26788
  Oklahoma City, OK  73126

  BancFirst Corporation Employee Stock
  Ownership and Thrift Plan (the "ESOP")           509,400(2)      8.20%
  c/o BancTrust, 808 South Main
  Stillwater, OK  74074

________________________

(1) Includes 3,023,829 shares held by RBLP; 9,302 shares held in trust for David E. Rainbolt's children; 7,766 shares held by the ESOP; and 30,000 shares subject to currently exercisable options.

(2) All of the shares owned by the ESOP are allocated to the participant accounts, and the participants direct the trustee as to the voting of such shares.

   Because of his position with BancFirst Corporation and his equity ownership therein, David E. Rainbolt may be deemed to be a parent of BancFirst for purposes of the Act.

MANAGEMENT

   The directors and executive officers of BancFirst are as follows:

                                DIRECTOR/OFFICER
NAME                     AGE         SINCE                             POSITION
----                     ---         -----                             --------
H. E. Rainbolt           66          1984          Chairman of the Board and Executive Committee
J. Ralph McCalmont       59          1984          Vice Chairman of the Board
David E. Rainbolt        39          1984          Director and Executive Committee member; President and
                                                     Chief Executive Officer
Robert A. Gregory        59          1989          Director and Chief Credit Officer of the Bank
John T. Hannah           73          1986          Director
J. R. Hutchens, Jr.      67          1984          Director
Melvin Moran             64          1984          Director
Dennis L. Brand          47          1992          Regional Executive and President BancFirst Shawnee
George A. Cannon         50          1984          Regional Executive
E. Wayne Cardwell        54          1986          Regional Executive
Roy C. Ferguson          48          1992          Regional Executive and President BancFirst Tulsa
D.B. Green               49          1995          Regional Executive and President BancFirst Marlow
Randy Foraker            39          1987          Senior Vice President and Controller


   H. E. RAINBOLT has been Chairman of BancFirst since July 1984 and its President and Chief Executive Officer from July 1984 to December 1991. He was Chairman of The Federal National Bank & Trust Company of Shawnee, Oklahoma from January 1967 to April 1989 and served that bank as Chief Executive Officer from January 1967 to February 1982. He was Chairman of Federal National Bancshares, Inc. from December 1980 until it was merged into United Community in 1985. Mr. Rainbolt also holds varying percentages of ownership in a number of other bank holding companies, including Commerce Bancshares, Inc. (100%), Commerce Bancorporation, Inc. (88%) and Johnston County Bancorporation (34%). H. E. Rainbolt is the father of David Rainbolt.

   J. RALPH MCCALMONT has been Vice Chairman of BancFirst since July 1984. He was Chairman of The First National Bank, Guthrie, Oklahoma from February 1974 to April 1989.

   DAVID E. RAINBOLT has been Director of BancFirst since July 1984. He has been President of BancFirst since January 1992 and was Executive Vice President and Chief Financial Officer of BancFirst from July 1984 to December 1991. He was President of Trencor, Inc. from January 1982 to January 1984.

   ROBERT A. GREGORY is currently a Director of BancFirst and Chief Credit Officer of the Bank. From 1989 to June of 1995, he was a Regional Executive of BancFirst and is also President of BancFirst Oklahoma City. He was Executive Vice President of Liberty National Bank & Trust Company of Oklahoma City from 1979 to March 1989.

   JOHN T. HANNAH has been Director of BancFirst since October 1986. He served as Chairman of the Board of City Bank, Muskogee, Oklahoma, from July 1973 to April 1989.

   J. R. HUTCHENS, JR. has been Director of BancFirst since August 1984. He has been President and principal owner of Hutchens Oil Co. since 1949.

   MELVIN MORAN has been Director of BancFirst since August 1984. He was Vice President of Moran Pipe and Supply Co., Inc. from 1955 to 1981. From 1977 to 1982, he was Vice President and then President of Moran Oil, Inc. Since 1982, he has been managing partner of Moran-K Oil. Since 1980, he has also been a managing partner of Moran Oil Enterprises.

   DENNIS L. BRAND is currently a Regional Executive of BancFirst and is also President of BancFirst Shawnee. Prior to May 1992 and for at least three years prior thereto he was Executive Vice President of Retail Banking of Bank of Oklahoma, N.A.

   GEORGE A. CANNON is currently a Regional Executive of BancFirst and served as Executive Vice President of BancFirst from August 1984 to April 1989. He was Senior Vice President of Thunderbird Financial Corporation from April 1982 to August 1984. From June 1967 to April 1982, Mr. Cannon was a field office supervisor with the FDIC.

   E. WAYNE CARDWELL is currently a Regional Executive of BancFirst. He was CEO of City Bank, Muskogee, Oklahoma from December 1986 to April 1989. Prior to 1986 he was President of City Bank, Muskogee.

   ROY C. FERGUSON is currently a Regional Executive of BancFirst and is also President of BancFirst Tulsa, a loan production office. He was Executive Vice President of Liberty Bank and Trust Co. N.A. of Tulsa, Oklahoma from 1983 to May 1992.

   D. B. GREEN is currently a Regional Executive of BancFirst and is also President of BancFirst Marlow. He was President of State National Bank of Marlow, Oklahoma for at least the past five years.

   RANDY P. FORAKER has been Senior Vice President and Controller of BancFirst since 1987.

BOARD OF DIRECTORS AND COMMITTEES

   The Board of Directors met nine times during 1994. No director attended fewer than 75% of all meetings of the Board of Directors and committees on which they served.

   The Board of Directors has standing an Audit Committee, an Executive Committee, and a Compensation Committee.

   The Audit Committee of BancFirst also serves as the Audit Committee of the Bank. The Audit Committee is responsible for conducting an annual examination of BancFirst and the Bank and for ensuring that adequate internal controls and procedures are maintained. An independent auditor is engaged to conduct the annual examination and the Audit Committee meets with the independent auditor to discuss the scope and results of the examination. Also, the Internal Auditor of the Bank reports to the Audit Committee.
During 1994, the Audit Committee was composed of Melvin Moran (Chairman), John T. Hannah and J. R. Hutchens, Jr., and met four times.

   The Executive Committee of BancFirst is also the Executive Committee of the Bank. The Executive Committee has the authority to exercise all the powers of the Board of Directors during the intervals between meetings, except the power to amend the bylaws, and has been delegated the authority by the Board of Directors to determine compensation with respect to all executive officers of BancFirst other than the officers comprising the Executive Committee itself, for which officers compensation is determined by the Compensation Committee. A report of the Executive Committee with respect to executive compensation is presented under "Compensation of Directors and Executive Officers--Report of the Compensation Committee and the Executive
Committee on Executive Compensation."   The Executive Committee advises and
assists the officers of BankFirst in all matters concerning the management of its business. In addition, the Executive Committee serves as the Discount Committee of the Bank and approves certain loans pursuant to the Bank's Loan Policy. During 1994, the Executive Committee was composed of H. E. Rainbolt (Chairman), David E. Rainbolt, Leslie E. Greathouse and J. Ralph McCalmont, and met approximately 45 times.

   The Compensation Committee was established to review the propriety of executive officer compensation, including the various incentive, stock option and other benefit plans adopted by the Board of Directors, with respect to executive officers who are members of the Executive Committee. During 1994, the Compensation Committee was composed of H. E. Rainbolt (Chairman), John T. Hannah, J. R. Hutchens, Jr. and Melvin Moran. The Compensation Committee met once during 1994 to review the compensation of the members of the Executive Committee, although it operated on an informal basis throughout the year through discussions and actions at regular Board meetings and through conversations with management and the other directors. A report from the Compensation Committee and the Executive Committee is presented under "--Compensation of Directors and Executive Officers--Report of the Compensation Committee and the Executive Committee on Executive Compensation."

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

   The following table sets forth certain information with respect to annual and other compensation paid or awarded to BancFirst's chief executive officer and its four most highly compensated executive officers other than the chief executive officer, for or with respect to the fiscal years ended December 31, 1994, 1993 and 1992.

                                                       ANNUAL COMPENSATION
                                             FISCAL    -------------------     ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR      SALARY     BONUS     COMPENSATION
------------------------------------         ------    --------   -------    ------------

David E. Rainbolt, President, Chief
 Executive Officer                            1994     $108,000   $20,520     $ 7,649(3)
                                              1993      103,000    20,600       9,277(3)
                                              1992      100,000    95,000(1)   33,139(4)
H. E. Rainbolt, Chairman of the Board         1994      200,000    38,000      23,414(2)
                                              1993      241,693    48,000      29,995(2)
                                              1992      241,275    48,338      30,128(2)
Leslie E. Greathouse, Vice Chairman           1994      125,000    28,500       8,853(3)
                                              1993      125,000    25,000      10,883(3)
                                              1992      130,370    25,000      11,245(3)
J. Ralph McCalmont, Vice Chairman(5)          1994      150,000    30,000       8,928(3)
                                              1993      150,000    30,000      12,607(3)
                                              1992      150,000    30,000      12,464(3)
Robert A. Gregory, Director and Chief
 Credit Officer of the Bank                   1994      130,000    26,000       8,928(3)
                                              1993      125,000    27,500       9,581(3)
                                              1992      115,000    24,000       6,255(3)

_________________

(1) Includes a special bonus of $75,000 for negotiating the purchase and retirement of BancFirst's Floating Rate Preferred Stock.
(2) Consists of contributions by BancFirst to the ESOP for the benefit of the executive officer of $8,928, $15,123 and $14,663 for 1994, 1993 and 1992, respectively, and the excess value of premiums paid by BancFirst on a split-dollar life insurance policy of $14,486, $14,872 and $15,465 for 1994, 1993 and 1992, respectively.
(3) Consists of contributions by BancFirst to the ESOP for the benefit of the named executive officer.
(4) Consists of a $13,139 contribution by BancFirst to the ESOP for the benefit of the named executive officer and $20,000 for the purchase of a life insurance policy owned by such executive officer.
(5) Mr. Greathouse resigned all positions with BancFirst effective June
    1995.

FISCAL YEAR END OPTION VALUES

   The following table sets forth certain information regarding outstanding options granted under the Stock Option Plan held by the named executive officers on December 31, 1994. No options were granted to these executive officers for 1994. Also, during 1994, none of the named executive officers exercised any options, nor were any outstanding options repriced by BancFirst. For the purposes of this table, the "value" of an option is the difference between the market value at December 31, 1994 of the shares of Common Stock subject to the option and the aggregate exercise price of such option.

                                              NUMBER OF                VALUE OF UNEXERCISED
                                        UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                          DECEMBER 31, 1994            DECEMBER 31, 1994 (1)
                                     ---------------------------    ---------------------------
           NAME                      EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-----------------------------------  -----------   -------------    -----------   -------------
David E. Rainbolt, President and
 Chief Executive Officer                23,125         6,875          $189,531      $ 56,719

H. E. Rainbolt, Chairman of the
 Board                                  23,125         6,875           189,531        56,719

Leslie E. Greathouse, Vice Chairman(2)  20,625         6,875           170,156        56,719

J. Ralph McCalmont, Vice Chairman       23,125         6,875           189,531        56,719

Robert A. Gregory, Director and Chief
 Credit Officer of the Bank              7,500        12,500            61,875       103,125


______________________

(1) Based on the December 31, 1994 closing price of $14.75.
(2) Mr. Greathouse resigned all positions with BancFirst effective June 1995.


COMPENSATION OF DIRECTORS

   All directors receive a fee of $250 per regular quarterly meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During 1994, the Compensation Committee shared responsibility with the Executive Committee for the development and implementation of BancFirst's executive compensation policies. The Executive Committee has responsibility for determining the compensation of all executive officers other than the members of the Executive Committee itself, the compensation for whom is determined by the Compensation Committee. During 1994, the Executive Committee was composed of H. E. Rainbolt, David E. Rainbolt, J. Ralph McCalmont, all of whom are executive officers of BancFirst, and Leslie E. Greathouse, an executive officer of BancFirst until June 1995. During such period, the Compensation Committee was composed of John T. Hannah,
J. R. Hutchens, Jr. and Melvin Moran, all of whom are not and have never been officers or employees of BancFirst or its subsidiaries, and H. E. Rainbolt, Chairman of the Board of BancFirst.

   BancFirst provides item processing and correspondent services to certain financial institutions controlled by R. Banking Limited Partnership. At December 31, 1994, balances due these institutions totaled $224,000. Service charges to these institutions for 1994 totaled $131,000.

   BancFirst purchases supplies and services from certain companies owned by Pickard Limited Partnership, a family partnership of which David E. Rainbolt (director and Chief Executive Officer of BancFirst) is the general partner, and H. E. Rainbolt (Chairman) is a limited partner. During 1994, BancFirst purchased supplies, furniture and equipment totaling $179,000. BancFirst also sold credit life and credit accident and health insurance policies for one of these companies. BancFirst retained a 40% commission for such sales, which is the maximum amount permitted by law, and remitted net premiums totaling $564,000 for 1994.

REPORT OF THE COMPENSATION COMMITTEE AND THE EXECUTIVE COMMITTEE ON
 EXECUTIVE COMPENSATION

   The report of the Compensation Committee and the Executive Committee of the Board of Directors appearing below dated as of May 4, 1995 and the information herein under "Company Performance" shall not be deemed "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any filing made by BancFirst under the Securities Act or the Exchange Act.

To our Shareholders:

   During 1994 the Compensation Committee of the Board of Directors has been comprised of H. E. Rainbolt (Chairman), John T. Hannah, J. R. Hutchens, Jr. and Melvin Moran. With the exception of H. E. Rainbolt, all members of the Compensation Committee are nonemployee directors of BancFirst. The Compensation Committee has primary responsibility for determining the compensation of BancFirst's executive officers who are also members of the Board of Directors' Executive Committee, which includes the Chief Executive Officer. The Executive Committee has primary responsibility for determining the compensation of all other executive officers of BancFirst. During 1994, the Executive Committee was comprised of H. E. Rainbolt, David E. Rainbolt, Leslie E. Greathouse and J. Ralph McCalmont.

   The executive compensation policy of BancFirst is to provide a compensation program that will attract, motivate and retain persons of high quality, while at the same time ensuring that an appropriate relationship exists between executive compensation and the creation of shareholder values. Each of the Compensation Committee and the Executive Committee applies this philosophy in determining the compensation of BancFirst's executive officers with respect to salary, bonuses and stock options.

   BancFirst strives to offer salaries to its executive officers which are competitive in its industry for similar positions requiring similar qualifications. Additionally, the Compensation Committee and the Executive Committee consider each executive officer's level of responsibility in setting executive compensation, meaning that BancFirst pays greater compensation to persons having higher levels of responsibility. Because of the substantial stock ownership held by David E. Rainbolt, the President and Chief Executive Officer of BancFirst (see "Stock Ownership"), at his request, his salary in 1994 was lower than those of the other executive officers of BancFirst whose compensation is determined by the Compensation Committee, as was also the case in 1993 and 1992. BancFirst's other executive officers are paid base salaries that the Compensation Committee and the Executive Committee have determined to be fair for their assigned responsibilities in comparison with similar positions in such other public companies in the banking industry. The Compensation Committee and the Executive Committee make these comparisons in an effort to determine whether BancFirst's executive compensation is reasonable and remains competitive enough to allow BancFirst to retain skilled executives. The Compensation Committee and the Executive Committee believe that the compensation paid to BancFirst's executive officers, other than its Chief Executive Officer, is in the median range of compensation of executive officers of companies to which these comparisons are made. In addition to making such comparisons and considering levels of responsibility, the Compensation Committee and the Executive Committee consider individual performance and BancFirst's performance in terms of stock price, earnings and cash flow, of which earnings increased in 1993 as compared to 1992. However, the determination of base salaries is not strictly tied to performance criteria, and in determining base salary levels, BancFirst believes that it affords approximately equal weight to each of the factors described herein. The Compensation Committee believes that the compensation paid to David E. Rainbolt, BancFirst's President and Chief Executive Officer, is in the low range of compensation of the chief executive officers of companies to which these comparisons are made.

   BancFirst's executive officers, including the Chief Executive Officer, also participate in an Incentive Bonus Program. Bonus amounts earned are based on the attainment of budgeted earnings and asset quality goals, and can be in amounts of up to 20% of the executive officer's base salary, depending upon an objective review of the degree of attainment of such goals, as well as both an objective and subjective review of the respective executive officer's contribution thereto. Individual goals in each case are established by the Chief Executive Officer in consultation with the particular executive concerned and with the Executive Committee.

   While the Compensation Committee believes that equity ownership provides significant additional motivation to executive officers to maximize value for BancFirst's stockholders, no grants of stock options under BancFirst's option plan were made during 1994 to any of the executive officers named in the Summary Compensation Table. The Compensation Committee believed that such grants would be inappropriate given such officers' aggregate controlling stock position, and the fact that certain of such officers sold shares of Common Stock in a public offering consummated in April 1993.

   In 1993, the Internal Revenue Code was amended to limit the deductibility of certain compensation expenses in excess of $1 million. This was not applicable to BancFirst Corporation for the fiscal year ended December 31, 1994. However, the Compensation Committee and the Executive Committee intend to monitor executive compensation levels and adopt policies, as necessary, to obtain maximum deductibility of executive compensation while providing motivational and competitive performance-based compensation. The Compensation Committee and the Executive Committee will continue to monitor the tax regulations to determine if any executive compensation program changes are necessary.

   This report is respectfully submitted by the members of the Compensation Committee and the Executive Committee:

             H. E. Rainbolt              David E. Rainbolt
             John T. Hannah              Leslie E. Greathouse
             J. R. Hutchens, Jr.         J. Ralph McCalmont
             Melvin Moran

PERFORMANCE OF BANCFIRST

     Presented below is a line graph which compares the percentage change in the cumulative total return on BancFirst's Common Stock to the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Bank Stocks Index, both as compiled by the University of Chicago Center for Research in Security Price ("CRSP"). The period presented is from April 1, 1993, the date of BancFirst's initial public offering of its Common Stock, through December 31, 1994. The graph assumes an investment on April 1, 1993 of $100 in BancFirst's Common Stock and in each index, and that any dividends were reinvested. The values presented for each quarter during the period represent the cumulative market values of the respective investments.



                                         NASDAQ                NASDAQ
MONTH                 BFC                BANKS                 MARKET
-----               -------            ---------              ---------
3/93               100.0000                  100                    100
6/93               105.0000             96.63359               101.8964
9/93               108.3849             105.6999               110.4485
12/93              96.75731             103.0007               112.0223
3/94               91.80952             101.7291               107.3867
6/94               109.4082             110.0085               102.3930
9/94               101.9475             111.1825               110.8597
12/94              98.66302             102.7402               109.5916


CERTAIN TRANSACTIONS

     In addition to the transactions described under "--Compensation of Directors and Executive Officers--Compensation Committee Interlocks and Insider Participation," the following transactions with management have occurred.

     BancFirst has made loans in the ordinary course of business to certain directors and executive officers of BancFirst and to certain affiliates of these directors and executive officers. None of these loans outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

PRICE RANGE OF BANCFIRST COMMON STOCK AND DIVIDENDS

 BancFirst Common Stock is listed on the NASDAQ/NMS and is traded under the symbol "BANF." The following table sets forth, for the periods indicated,
(i) the high and low sales prices of BancFirst Common Stock as reported in the NASDAQ/NMS consolidated transaction reporting system and (ii) the dividends paid on BancFirst Common Stock:

                                          PRICE RANGE
                                       -----------------               CASH
                                       HIGH          LOW          DIVIDENDS PAID
                                       ----          ---          --------------
1995
  First Quarter . . . . . . . . . . . .$15-3/4       $13-3/4           $0.07
  Second Quarter. . . . . . . . . . . .$15-3/4       $14-1/2           $0.07
  Third Quarter . . . . . . . . . . . .$20           $15               $0.07
  Fourth Quarter (through
    November 27, 1995). . . . . . . . .$22-1/2       $18               $0.07

1994
  First Quarter . . . . . . . . . . . .$15-1/2       $12-1/4           $0.06
  Second Quarter. . . . . . . . . . . .$16-1/2       $12-3/4           $0.06
  Third Quarter . . . . . . . . . . . .$17-1/4       $14-3/4           $0.06
  Fourth Quarter. . . . . . . . . . . .$15-1/4       $13-3/4           $0.07

 1993
  Second Quarter. . . . . . . . . . . .$17-1/2       $14-3/4           $0.05
  Third Quarter . . . . . . . . . . . .$17-1/2       $14-3/4           $0.05
  Fourth Quarter. . . . . . . . . . . .$17-1/2       $14-3/4           $0.06


     BancFirst's ability to pay dividends to its stockholders is substantially dependent upon the dividends BancFirst receives from the Bank. The payment of dividends, if any, on the capital stock of BancFirst in the future will be determined by the BancFirst Board in light of conditions then existing, including the earnings of BancFirst and the Bank and restrictions under various federal and state banking laws, regulations and regulatory policies. In addition, the Bank must maintain certain capital levels which may restrict its ability to pay dividends to BancFirst. As of September 30, 1995, the amount available for distribution by the Bank to BancFirst as dividends without regulatory approval was approximately $22 million; however, the regulators of the Bank could administratively impose stricter limits on the ability of the Bank to pay dividends. See "Supervision and Regulation."

     On November 15, 1995, there were approximately 365 holders of record of BancFirst Common Stock; none of the BancFirst Preferred Stock is outstanding.

                       INFORMATION ABOUT JOHNSTON COUNTY

BUSINESS

     Johnston County Bancshares, Inc. ("Johnston County") was incorporated in January 1982 as an Oklahoma business corporation and a bank holding company under Federal law. It conducts virtually all of its operating activities through Bank of Johnston County of Tishomingo, Oklahoma, a state chartered bank ("BOJC"), of which it owns 88.44%. Johnston County also owns 100% of Johnston County Insurance Agency, Inc., a credit life insurance agency.

     BOJC is a community bank that provides a wide range of commercial banking services to retail customers and small businesses. Such services include: commercial, real estate, agricultural and consumer lending; depository and funds transfer services; collections; safe deposit boxes; and other services tailored for both individual and corporate customers. BOJC's market area includes the community of Tishomingo and Johnston County in southcentral Oklahoma. It competes with other financial institutions within its market area. The major areas of competition include interest rates charged on loans, interest paid on deposits, levels of service charges on deposits, completeness of product lines and quality of services.

     BOJC owns the facility in which it operates, which consists of a 6,281 square foot building with an attached drive-through facility.

     Johnston County and its subsidiaries have six full-time equivalent employees as of September 30, 1995. Its principal office is located at 800 East Main Street, Tishomingo, Oklahoma 73460, and its telephone number is
(405) 371-2346.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of November 10, 1995, regarding the beneficial ownership of the capital stock of Johnston County by each person known to own 5% or more of the outstanding shares of each class of Johnston County's capital stock.

                                        AMOUNT OF
                                   BENEFICIAL OWNERSHIP      PERCENT OF CLASS
                                   --------------------     ------------------
                                   COMMON   PREFERRED       COMMON   PREFERRED
                                   ------   ---------       ------   ---------
RBLP(1)                            23,000     2,438         46.35%    44.12%
101 North Broadway, Suite 200
Oklahoma City, Oklahoma  73102

J. R. or Patsy Hutchens(2)         25,050     2,788         50.48%    50.45%
4420 Alturas Circle
Oklahoma City, Oklahoma  73120

______________________________

(1) H. E. Rainbolt, Chairman of the Board of BancFirst, and David E.
    Rainbolt, Chief Executive Officer and a director of BancFirst, are, respectively, a limited partner and a general partner of RBLP. See
    "Interests of Certain Persons in the Mergers."

(2) J. R. Hutchens, Jr. is a director of BancFirst.


SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of November 10, 1995 regarding the beneficial ownership of the capital stock of Johnston County by each of the directors and executive officers of Johnston County, and by all directors and executive officers of Johnston County as a group.

                                        AMOUNT OF
                                   BENEFICIAL OWNERSHIP      PERCENT OF CLASS
                                   --------------------     ------------------
                                   COMMON   PREFERRED       COMMON   PREFERRED
                                   ------   ---------       ------   ---------
J. R. Hutchens, Jr.                25,050   2,788           50.48%   50.45%
Rebecca Clary                         190      --            0.38%      --
Rodney R. Hall                        190      --            0.38%      --
All directors and executive
  officers as a group (5 persons)  25,430   2,788           51.25%   50.45%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

     The following financial review presents Johnston County management's discussion and analysis of Johnston County's financial condition and earnings performance. This review highlights the major factors affecting results of operations and any significant changes in financial condition for the interim period through September 30, 1995 and, except with respect to the selected financial data which presents information for each of the five years ended
December 31, 1994, each of the three years ended December 31, 1994.   It
should be read in conjunction with the accompanying consolidated financial statements, notes to financial statements and other financial statistics which are part of this Proxy Statement/Offering Memorandum. The financial statements of Johnston County have never been audited and the financial information presented herein is limited to a compilation of information provided by management of Johnston County. An audit of the financial statements of Johnston County could not, in all practicality, have been completed in a timeframe to permit their inclusion in this Proxy Statement/Offering Memorandum without unwarranted or undue expense. Presentation of certain statistical information has also been omitted from this Proxy Statement/Offering Memorandum, due to similar considerations.

SELECTED FINANCIAL DATA

     The following table summarizes Johnston County's operating results for the past five years and the nine months ended September 30, 1995 and 1994:

                       JOHNSTON COUNTY BANCSHARES, INC.

                                         AT AND FOR THE
                                        NINE MONTHS ENDED
                                          SEPTEMBER 30,         AT AND FOR THE YEAR ENDED DECEMBER 31,
                                        -----------------    --------------------------------------------
                                         1995      1994      1994      1993     1992      1991       1990
                                         ----      ----      ----      ----     ----      ----       ----
                                                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
 Net interest income. . . . . . . . .  $   322   $   321   $   430   $   441   $   481   $   478   $   378
 Provision for possible loan
  losses. . . . . . . . . . . . . . .       10        14        19        19       222        17        26
 Noninterest income . . . . . . . . .       90        90       119       243       200       205       172
 Noninterest expense. . . . . . . . .      338        40       447       551       528       514       401
 Income before extraordinary items. .       52        42        56       105       (67)      105       102
 Net income . . . . . . . . . . . . .       52        42        56       105       (67)      105       102
 Accumulated preferred dividends. . .        5         5        10        10        10        10        10
 Net income applicable to common
  stockholders  . . . . . . . . . . .       47        37        46        95       (77)       95        92
BALANCE SHEET DATA:
 Total assets . . . . . . . . . . . .  $10,447   $10,045   $10,210   $10,057   $11,352   $11,617   $10,560
 Total loans (net of unearned
  interest) . . . . . . . . . . . . .    5,478     5,558     5,491     5,411     6,238     6,780     5,147
 Allowance for possible loan
  losses. . . . . . . . . . . . . . .      149       110       115       127       122        80        95
 Investment securities. . . . . . . .    2,615     2,224     2,307     2,921     2,739     3,606     4,124
 Deposits . . . . . . . . . . . . . .    9,549     9,163     9,312     9,254    10,607    10,741     9,552
 Note payable . . . . . . . . . . . .      342       380       380       354       387       416       480
 10% Preferred Stock. . . . . . . . .       97        97        97        97        97        97        97
 Common stockholders' equity. . . . .      302       246       255       228       220       195        99
PER COMMON SHARE DATA:
 Income before extraordinary items. .  $  0.91   $  0.71   $  0.93   $  1.91   $ (1.55)  $  1.91   $  1.85
 Net income . . . . . . . . . . . . .     0.91      0.71      0.93      1.91     (1.55)     1.91      1.85
 Cash dividends . . . . . . . . . . .       --        --        --        --        --        --        --
 Book value . . . . . . . . . . . . .     6.09      4.96      5.14      4.59      4.43      3.93      2.00
SELECTED FINANCIAL RATIOS:
 Return on average assets . . . . . .     0.65%     0.55%     0.55%     1.03%    (0.58)%    0.91%     1.01%
 Return on average stockholders'
  equity. . . . . . . . . . . . . . .    18.69     16.12     16.54     32.71    (22.00)    43.03     69.62
 Nonperforming and restructured
  assets to total assets. . . . . . .     1.54      1.99      1.83      3.44      3.62      1.65      2.81
 Allowance for possible loan losses
  to nonperforming and restructured
  loans . . . . . . . . . . . . . . .   156.84     99.10    121.05     55.22     50.83    800.00    137.68
 Average stockholders' equity to
  average total assets. . . . . . . .     3.48      3.42      3.30      3.16      2.63      2.11      1.45

     Net income increased $10,000, or 24%, in the period ended September 30, 1995, compared to the period ended September 30, 1994. The increase in net income was principally due to decreased provisions for loan losses and noninterest expense. The decrease in net income of $173,000 in the year ended December 31, 1992 over 1991 was primarily the result of an increase in the provision for loan losses.

INVESTMENTS

     A summary of investments held by Johnston County for the periods indicated is as follows:

                        JOHNSTON COUNTY BANCSHARES, INC.
                              INVESTMENT SECURITIES
                             (DOLLARS IN THOUSANDS)

                                                 DECEMBER 31,
                                        ------------------------------
                                         1994        1993        1992
                                         ----        ----        ----
PORTFOLIO SUMMARY:
U.S. Treasury                           $1,484      $2,121      $1,531
U.S. Government agencies                   603         609       1,017
State and political subdivisions           119          90          89
Other securities                           101         101         102
                                        ------      ------      ------
   Total                                $2,307      $2,921      $2,739
                                        ======      ======      ======
Estimated market value                  $2,277      $2,954      $2,773
                                        ======      ======      ======


     Johnston County has invested principally in U.S. Treasury and U.S. Government agency securities with maturities of two years or less and has been able to maintain an unrealized gain or loss of less than 2% of the portfolio book value.

LOAN PORTFOLIO

     Johnston County makes substantially all of its loans within Oklahoma. The following table shows the composition of loans and leases for the periods indicated:

                        JOHNSTON COUNTY BANCSHARES, INC.
                              LOANS BY CATEGORY
                            (DOLLARS IN THOUSANDS)

                                                              DECEMBER 31,
                                      ----------------------------------------------------------------
                                            1994                   1993                    1992
                                      ----------------       ----------------        ----------------
                                                 % OF                   % OF                    % OF
                                      AMOUNT     TOTAL       AMOUNT     TOTAL        AMOUNT     TOTAL
                                      ------     -----       ------     -----        ------     -----
Commercial, financial, and other     $ 1,226     22.33%     $ 1,400     25.87%       $ 1,856    29.75%
Real estate - mortgage                 3,184     57.99        3,040     56.18          2,961    47.47
Installment                            1,081     19.69          971     17.94          1,421    22.78
                                     -------    ------      -------    ------        -------   ------
 Total loans                         $ 5,491    100.00%     $ 5,411    100.00%       $ 6,238   100.00%
                                     =======    ======      =======    ======        =======   ======

NONPERFORMING ASSETS

     Nonperforming assets consist of nonaccrual loans, troubled debt restructuring, and other real estate and nonperforming assets. A loan is placed on nonaccrual status when principal and interest is due and has remained unpaid for 90 days or more, unless the loan is both well secured and is in process of collection. A loan also is placed on nonaccrual status when there is reasonable doubt as to the ability of the borrower to continue to pay principal or interest. Troubled debt restructurings are those loans for which the original contractual terms have been modified to provide a concession because of a deterioration in the borrower's financial condition. Other real estate and nonperforming assets include assets acquired from loan settlements and foreclosures and those assets considered to be substantively repossessed.

     Generally, all principal and interest payments received on nonaccrual loans are applied as reductions of principal. The following table presents, for the periods indicated, nonperforming assets and those loans which are in nonaccrual status:

                        JOHNSTON COUNTY BANCSHARES, INC.
                      NONPERFORMING AND RESTRUCTURED ASSETS
                              (DOLLARS IN THOUSANDS)

                                                             DECEMBER 31,
                                                      --------------------------
                                                      1994       1993       1992
                                                      ----       ----       ----
Past due over 90 days and still accruing              $ 77       $ 27       $  8
Nonaccrual                                              18        203        232
Restructured                                            --         --         --
                                                      ----       ----       ----
    Total nonperforming and restructured loans          95        230        240
Other real estate owned and repossessed assets          92        116        171
                                                      ----       ----       ----
   Total nonperforming and restructured assets        $187       $346       $411
                                                      ====       ====       ====
Nonperforming and restructured loans to total loans   1.73%      4.25%      3.85%
                                                      ====       ====       ====
Nonperforming assets to total assets                  1.83%      3.44%      3.62%
                                                      ====       ====       ====

     As shown above, both nonperforming loans and assets have decreased since December 31, 1992, with a $159,000 decrease from 1993 to 1994.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

     The allowance for possible loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance for loan losses is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current and anticipated economic conditions and trends that may affect the borrowers' ability to pay. Loan losses and recoveries are charged or credited directly to the allowance. It is Johnston County's policy to charge off any loan or portion of that loan when it is deemed to be uncollectible in the ordinary course of business.

     The following table summarizes, for the periods indicated, the changes in the allowance for possible loan losses and related ratios.

                       JOHNSTON COUNTY BANCSHARES, INC.
                ANALYSIS OF ALLOWANCE FOR POSSIBLE LOAN LOSSES
                            (DOLLARS IN THOUSANDS)



                                                 YEAR ENDED DECEMBER 31,
                                             --------------------------------
                                                1994         1993       1992
                                              -------      --------    -------
Balance at beginning of year                  $   127      $   122      $   80
                                              -------      --------    -------
Charge-offs:
 Commercial                                        28           28         188
 Real estate                                       --            5          --
 Installment                                        3           11           6
 Other                                             --           --          --
                                              -------      --------    -------
   Total charge-offs                               31           44         194
                                              -------      --------    -------
Recoveries:
 Commercial                                        --           26           9
 Real estate                                       --           --          --
 Installment                                       --            4           5
                                              -------      --------    -------
   Total recoveries                                --           30          14
                                              -------      --------    -------
Net charge-off                                     31           14         180
Additions charged to operations                    19           19         222
                                              -------     --------     -------
Balance at end of year                        $   115      $   127     $   122
                                              =======      =======     =======
Average loans                                 $ 5,418      $ 5,439     $ 6,379
                                              =======      =======     =======
Total loans                                   $ 5,491      $ 5,411     $ 6,238
                                              =======      =======     =======
Net charge-offs to average loans                 0.56%        0.26%       2.89%
                                              =======      =======     =======
Allowance to total loans                         2.09%        2.35%       1.96%
                                              =======      =======     =======
Allocation of the allowance by category of
 loans:
 Commercial                                   $    11      $    28     $    35
 Real estate                                       10           10          13
 Installment                                       --            1           2
 Unallocated                                       94           88          72
                                              -------     --------     -------
   Total                                      $   115      $   127     $   122
                                              =======      =======     =======
Percent of loans in each category to total
 loans:
 Commercial                                     22.32%       25.87%      29.75%
 Real estate                                    57.99        56.18       47.48
 Installment                                    19.69        17.95       22.77
                                              -------     --------     -------
   Total                                       100.00%      100.00%     100.00%
                                              =======      =======     =======

DEPOSITS

     Deposits increased $386,000, or 4%, when comparing September 30, 1995 to September 30, 1994. Deposits increased $58,000, or 1%, when comparing December 31, 1994 to December 31, 1993. Deposits decreased $1,353,000, or 13%, when comparing December 31, 1994 to December 31, 1993. The fluctuation in deposits has been due to changes in the overall rate structure as dictated by changes in the rates being charged by financial institutions.

CAPITAL

     Total equity capital increased $56,000, or 55%, for the period ended September 30, 1995, compared to total equity capital at September 30, 1994. Equity capital increased $27,000, or 33%, for the period ended

December 31, 1994 compared to 1993. Equity capital increased $105,000 for the period ended December 31, 1993, compared to 1992. The increase in all periods was due to earnings less preferred stock dividends.

PRICE RANGE OF JOHNSTON COUNTY COMMON STOCK AND DIVIDENDS

     There is no established public trading market for Johnston County Common Stock. No dividends have ever been paid on Johnston County Common Stock and there is no intention by Johnston County to do so in the foreseeable future.

     On November 10, 1995, there were 13 holders of record of Johnston County Common Stock amd eight holders of record of Johnston County Preferred Stock.

                          INFORMATION ABOUT COMMERCE

BUSINESS

     Commerce Bancorporation, Inc. ("Commerce") was incorporated in July 1980 as an Oklahoma business corporation and a bank holding company under Federal law. It conducts virtually all of its operating activities through The Bank of Commerce of McLoud, Oklahoma, a state chartered bank ("Commerce Bank"), of which it owns 93.90%.

     Commerce Bank is a community bank that provides a wide range of commercial banking services to retail customers and small businesses. Such services include: commercial, real estate, agricultural and consumer lending; depository and funds transfer services; collections; safe deposit boxes; and other services tailored for both individual and corporate customers. The Commerce Bank's market area includes the community of McLoud and the surrounding area in central Oklahoma. It competes with other financial institutions within its market area. The major areas of competition include interest rates charged on loans, interest paid on deposits, levels of service charges on deposits, completeness of product lines and quality of services.

     Commerce Bank owns the facility in which it operates, which consists of a 5,000 square foot building with an attached drive through facility, and one detached automatic teller machine.

     Commerce and its subsidiary have ten full-time equivalent employees as of September 30, 1995. Its principal office is located at 5th & Broadway, McLoud, Oklahoma 74851, and its telephone number is (405) 964-3363.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of November 15, 1995, regarding the beneficial ownership of the capital stock of Commerce by each person known to own 5% or more of the outstanding shares of each class of Commerce's capital stock.

                                          AMOUNT OF
                                     BENEFICIAL OWNERSHIP   PERCENT OF CLASS
                                     --------------------   ----------------
                                     COMMON     PREFERRED   COMMON  PREFERRED
                                     ------     ---------   ------  ---------
RBLP(1)
101 North Broadway, Suite 200
Oklahoma City, Oklahoma  73102       11,286.33     --         50%      --%

Leslie E. Greathouse(2)
1500 W. Wilshire Blvd.
Oklahoma City, Oklahoma 73116        11,286.33     --         50%      --%

                                            AMOUNT OF
                                       BENEFICIAL OWNERSHIP   PERCENT OF CLASS
                                       --------------------   ----------------
                                       COMMON     PREFERRED   COMMON  PREFERRED
                                       ------     ---------   ------  ---------
Jeannine T. Rainbolt, Trustee of the
Katherine Rose Rainbolt-Troszak Trust
1717 Randle Rd.
Oklahoma City, Oklahoma 73116            --          755        --      18.00%

Jeannine T. Rainbolt, Trustee of the
Sarah Duston Rainbolt-Troszak Trust
1717 Randle Rd.
Oklahoma City, Oklahoma 73116            --        1,226        --      29.45%

Leslie Ann Greathouse
1500 W. Wilshire Blvd.
Oklahoma City, Oklahoma 73116            --        1,981        --      47.60%

_____________________________

(1) H. E. Rainbolt, Chairman of the Board of BancFirst, and David E. Rainbolt, Chief Executive Officer and a director of BancFirst, are, respectively, a limited partner and a general partner of RBLP. See "Interests of Certain Persons in the Mergers."

(2) Until June 1995, Mr. Greathouse was a director and an executive officer of BancFirst.

SECURITY OWNERSHIP OF MANAGEMENT

     The two stockholders who own 100% of outstanding Commerce Common Stock are also officers and/or directors of Commerce. Affiliates of such persons own an aggregate 3,962 shares of Commerce Preferred Stock, representing approximately 95.19% of the shares of Commerce Preferred Stock outstanding.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
  OF OPERATIONS

RESULTS OF OPERATIONS

     The following financial review presents Commerce management's discussion and analysis of Commerce's financial condition and earnings performance.
This review highlights the major factors affecting results of operations and any significant changes in financial condition for the interim period through September 30, 1995 and, except with respect to the selected financial data which presents information for each of the five years ended December 31, 1994, each of the three years ended December 31, 1994. It should be read in conjunction with the accompanying consolidated financial statements, notes to financial statements and other financial statistics which are part of this Proxy Statement/Offering Memorandum. The financial statements of Commerce have never been audited and the financial information presented herein is limited to a compilation of information provided by management of Commerce. An audit of the financial statements of Commerce could not, in all practicality, have been completed in a timeframe to permit their inclusion in this Proxy Statement/Offering Memorandum without unwarranted or undue expense. Presentation of certain statistical information has also been omitted from this Proxy Statement/Offering Memorandum, due to similar considerations.

SELECTED FINANCIAL DATA

     The following table summarizes Commerce's operating results for the past five years and the nine months ended September 30, 1995 and 1994:

                        COMMERCE BANCORPORATION, INC.



                                            AT AND FOR THE
                                           NINE MONTHS ENDED
                                              SEPTEMBER 30,               AT AND FOR THE YEAR ENDED DECEMBER 31,
                                           ------------------       -------------------------------------------------
                                             1995       1994        1994       1993       1992        1991        1990
                                             ----       ----        ----       ----       ----        ----        ----
                                                          (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
 Net interest income. . . . . . . . . . .  $    702   $    750   $  1,002   $    998   $  1,082    $    963   $    891
 Provision for possible loan losses . . .        --         --         --         --         24          74         36
 Noninterest income . . . . . . . . . . .       190        190        254        251        568         292        281
 Noninterest expense. . . . . . . . . . .       552        517        681        706      1,065         886        911
 Income before extraordinary items. . . .       217        272        365        356        364         200        185
 Net income . . . . . . . . . . . . . . .       217        272        365        356        364         200        185
 Accumulated preferred dividends. . . . .         3          3          6          6          6           6          6
 Net income applicable to common
  stockholders. . . . . . . . . . . . . .       214        269        359        350        358         194        179

BALANCE SHEET DATA:
 Total assets . . . . . . . . . . . . . .  $ 17,444   $ 18,447   $ 18,145   $ 18,983   $ 18,145    $ 19,222   $ 18,994
 Total loans (net of unearned
  interest) . . . . . . . . . . . . . . .     8,225      8,315      8,213      7,922      7,895       8,713      9,429
 Allowance for possible loan losses . . .       104        153        147        151        160         160        130
 Investment securities. . . . . . . . . .     7,693      8,698      8,542      7,803      8,216       8,176      6,643
 Deposits . . . . . . . . . . . . . . . .    15,321     16,519     16,535     17,133     16,452      17,248     16,971
 Note payable . . . . . . . . . . . . . .        --         --         --         --         --         250        400
 10% preferred stock. . . . . . . . . . .        55         55         55         55         55          55         55
 Common stockholders' equity. . . . . . .     1,512      1,437      1,268      1,422      1,473       1,421      1,283

PER COMMON SHARE DATA:
 Income before extraordinary items. . . .  $   9.48   $  11.92   $  15.90   $  15.51   $  14.77    $   6.87   $   6.34
 Net income . . . . . . . . . . . . . . .      9.48      11.92      15.90      15.51      14.77        6.87       6.34
 Cash dividends . . . . . . . . . . . . .      3.54       7.09      16.39      17.72      10.72          --         --
 Book value . . . . . . . . . . . . . . .     66.98      63.66      56.17      63.00      65.25       57.84      48.30

SELECTED FINANCIAL RATIOS:
 Return on average assets . . . . . . . .      1.63%      1.93%      1.97%      1.92%      1.95%       1.05%      0.97%
 Return on average stockholders'
  equity. . . . . . . . . . . . . . . . .     20.03      24.43      26.07      23.69      24.23       14.21      14.45
 Nonperforming and restructured
  assets to total assets. . . . . . . . .       .36        .73        .58        .61       1.20       1.12        1.02
 Allowance for possible loan losses
  to nonperforming and restructured
  loans . . . . . . . . . . . . . . . . .    167.75     161.05     172.94     175.58      93.02     132.23      151.16
 Average stockholders' equity to
  average total assets. . . . . . . . . .      8.12       7.93       7.54       8.08       8.04       7.36        6.74

     Net income decreased $55,000 or 20% in the period ending September 30, 1995, compared to the period ending September 30, 1994. The decrease was primarily the result of a decrease in net interest income. Net interest income decreased $48,000 due to an increase in interest expense on deposits.

     Net income increased $9,000 or 2.5% for the year ended December 31, 1994, compared to December 31, 1993. The increase was due to a reduction in noninterest expenses in 1994.

     Net income increased $164,000 or 82% for the year ended December 31, 1992, compared to 1991. The increase is principally the result of sales of investment securities in 1992. The sales resulted in a net gain of $303,000 before taxes.

INVESTMENTS

     A summary of investments held by Commerce is as follows:

                        COMMERCE BANCORPORATION, INC.
                            INVESTMENT SECURITIES
                            (DOLLARS IN THOUSANDS)

                                                    DECEMBER 31,
                                             -------------------------
                                              1994      1993      1992
                                             ------    ------    ------
Portfolio summary
U.S. Treasury and other federal agencies     $8,395    $6,828    $7,578
State and political subdivisions                402       975       638
                                             ------    ------    ------
  Total                                      $8,797    $7,803    $8,216
                                             ======    ======    ======
  Estimated market value                     $8,557    $7,986    $8,358
                                             ======    ======    ======

     Commerce has invested principally in U.S. Treasury securities. While the market value decreased somewhat in 1994, no impairment of value has occurred or is likely to occur. The investment portfolio continues to provide a stable and consistent income stream to Commerce.

LOAN PORTFOLIO

     Commerce makes substantially all of its loans within Oklahoma. The following table shows the composition of loans and leases for the periods indicated:

                        COMMERCE BANCORPORATION, INC.
                              LOANS BY CATEGORY
                            (DOLLARS IN THOUSANDS)


                                                        DECEMBER 31,
                              ----------------------------------------------------------
                                     1994                 1993                 1992
                              -----------------    -----------------     ---------------
                                          % OF                 % OF                 % OF
                               AMOUNT     TOTAL     AMOUNT     TOTAL     AMOUNT     TOTAL
                              --------    -----    --------    ------    -------    -----
Commercial, financial,
 and other                    $ 2,582    31.45%   $  2,216    27.97%    $ 2,036    25.79%

Real estate - construction         85     1.03         117     1.48          59      .75

Real estate - mortgage          3,743    45.57       3,752    47.36       4,041    51.18

Installment                     1,803    21.95       1,837    23.19       1,759    22.28
                              -------   ------    --------   ------     -------   ------
  Total loans                 $ 8,213   100.00%   $  7,922   100.00%    $ 7,895   100.00%
                              =======   ======    ========   ======     =======   ======

NONPERFORMING ASSETS

     Nonperforming assets consist of nonaccrual loans, troubled debt restructuring, other real estate, and nonperforming assets. A loan is placed on nonaccrual status when principal and interest is due and has remained unpaid for 90 days or more unless the loan is both well secured and is in process of collection. A loan is also placed on nonaccrual status when there is reasonable doubt as to the ability of the borrower to continue to pay principal or interest. Troubled debt restructuring are those loans for which the original contractual terms have been modified to provide a concession because of a deterioration in the borrower's financial condition. Other real estate and nonperforming assets include assets acquired from loan settlements and foreclosures and those assets considered to be substantively repossessed.

     Generally, all principal and interest payments received on nonaccrual loans are applied as reductions of principal. The following table presents nonperforming assets and those loans which are in the nonaccrual status:

                        COMMERCE BANCORPORATION, INC.
                    NONPERFORMING AND RESTRUCTURED ASSETS
                           (DOLLARS IN THOUSANDS)

                                                             DECEMBER 31,
                                                         --------------------
                                                         1994    1993    1992
                                                         ----    ----    ----
Past due over 90 days and still accruing                 $ --    $ --    $ --


Nonaccrual                                                 34      31     112

Restructured                                               51      55      60
                                                         ----    ----    ----
   Total nonperforming and restructured loans              85      86     172

Other real estate owned and repossessed assets             21      29      45
                                                         ----    ----    ----
   Total nonperforming and restructured assets           $106    $115    $217
                                                         ====    ====    ====
Nonperforming and restructured loans to total loans      1.03%   1.09%   2.18%
                                                         ====    ====    ====
Nonperforming assets to total assets                      .58%    .61%   1.20%
                                                         ====    ====    ====

     As can be seen, loans have increased in each of the past years, while nonperforming assets have decreased.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

     The allowance for possible loan losses is the amount deemed by management to be reasonably necessary to provide for possible losses on loans that may become uncollectible. Additions to the allowance are charged to expenses as the provision for possible loan losses. Loan losses and recoveries are charged or credited directly to the allowance. It is Commerce s policy to charge-off any loan or portion of that loan when it is deemed to be uncollectible in the ordinary course of business.

The following table summarizes the changes in the allowance for possible loan losses and related ratios:

                       COMMERCE BANCORPORATION, INC.
               ANALYSIS OF ALLOWANCE FOR POSSIBLE LOAN LOSSES
                          (DOLLARS IN THOUSANDS)

                                                  YEAR ENDED DECEMBER 31,
                                                --------------------------
                                                 1994      1993      1992
                                                ------    ------    ------
Balance at beginning of year                    $  151    $  160    $  160
                                                ------    ------    ------
Charge-offs:
  Commercial                                        --         2         8
  Real estate                                       --        10        27
  Installment                                        7         8        12
  Other                                             --        --        --
                                                ------    ------    ------
    Total charge-offs                                7        20        47
                                                ------    ------    ------
Recoveries:
  Commercial                                         1         1         1
  Real estate                                       --        --        10
  Installment                                        2        10        12
                                                ------    ------    ------
    Total recoveries                                 3        11        23
                                                ------    ------    ------
Net charge-offs                                      4         9        24
Additions charged to operations                     --        --        24
                                                ------    ------    ------
Balance at end of year                          $  147    $  151    $  160
                                                ======    ======    ======
Average loans                                   $8,288    $7,930    $7,964
                                                ======    ======    ======
Total loans                                     $8,225    $7,922    $7,895
                                                ======    ======    ======
Net charge-offs to average loans                   .05%      .11%      .30%
                                                ======    ======    ======
Allowance to total loans                          1.79%     1.91%     2.03%
                                                ======    ======    ======
Allocation of the allowance by category of
 loans:
  Commercial, financial and other               $    2    $    2    $   --
  Real estate - construction                        --        --        --
  Real estate - mortgage                            --        --         7
  Installment                                       --        --         4
  Unallocated                                      145       149       149
                                                ------    ------    ------
    Total                                       $  147    $  151    $  160
                                                ======    ======    ======
Percent of loans in each category to total
 loans:
  Commercial, financial and other                31.45%    27.97%    25.79%
  Real estate - construction                      1.03      1.48       .75
  Real estate - mortgage                         45.57     47.36     51.18
  Installment                                    21.95     23.19     22.28
                                                ------    ------    ------
    Total                                          100%      100%      100%
                                                ======    ======    ======


DEPOSITS

     Deposits decreased $1,198,000 or 7% when comparing September 30, 1995 to September 30, 1994. Deposits decreased $598,000 or 3.5% when comparing December 31, 1993 to 1994. Deposits increased $681,000 or 4% when comparing December 31, 1993 to 1992. The fluctuation in deposits has been due to changes in the overall rate structure as dictated by changes in the overall rates being charged by financial institutions. Commerce does not have any large amounts of brokered deposits.

CAPITAL

     Total equity capital increased $75,000 or 5% for the period ended September 30, 1995, compared to total equity capital at September 30, 1994. Equity capital decreased $154,000 or 10% for the period ended December 31, 1994 compared to 1993. The decrease from 1993 to 1994 was primarily due to the adoption of FAS 115 for investment securities. Equity capital decreased $51,000 or 3% in 1993 compared to 1992. The decrease was the result of common stock dividends paid in 1993.

     Capital of Commerce is in compliance with all minimum regulatory requirements.

PRICE RANGE OF COMMERCE COMMON STOCK AND DIVIDENDS

     There is no established public trading market for Commerce Common Stock. No dividends have ever been paid on Commerce Common Stock and there is no intention to do so in the foreseeable future.

     On November 15, 1995, there were two holders of record of Commerce Common Stock and four holders of record of Commerce Preferred Stock.

                          SUPERVISION AND REGULATION

BANK HOLDING COMPANY REGULATION

     BancFirst and each of the Merging Entities are registered as bank holding companies and are subject to the regulations of the Federal Reserve Board under the Bank Holding Company Act of 1956, as amended ("BHCA"). Bank holding companies are required to file periodic reports with and are subject to examination by the Federal Reserve Board. The Federal Reserve Board has issued regulations under the BHCA that require a bank holding company to serve as a source of financial and managerial strength to its subsidiary banks. As a result, the Federal Reserve Board, pursuant to such regulations may require BancFirst and the Merging Entities to stand ready to use their resources to provide adequate capital funds to their respective banking subsidiaries during periods of financial stress or adversity. Under the Federal Deposit Insurance Corporation Improvement Act of 1991 (the "Improvement Act"), a bank holding company is required to guarantee the compliance of any insured depository institution subsidiary that may become "undercapitalized" (as defined in the statute) with the terms of any capital restoration plan filed by such subsidiary with its appropriate federal banking agency, up to specified limits. See "Improvement Act and Related Regulations," below. Under the BHCA, the Federal Reserve Board has the authority to require a bank holding company to terminate any activity or relinquish control of a nonbank subsidiary (other than a nonbank subsidiary of a bank) upon the Federal Reserve Board's determination that such activity or control constitutes a serious risk to the financial soundness and stability of any bank subsidiary of the bank holding company.

     The BHCA prohibits a bank holding company from acquiring direct or indirect control of more than 5% of the outstanding shares of any class of voting stock or substantially all of the assets of any bank or merging or consolidating with another bank holding company without prior approval of the Federal Reserve Board. The BHCA also prohibits a bank holding company from acquiring control of any bank operating outside its state unless such action is specifically authorized by the statutes of the state where the bank to be acquired is located.

     Additionally, the BHCA prohibits a bank holding company from engaging in or from acquiring ownership or control of more than 5% of the outstanding shares of any class of voting stock of any company engaged in a nonbanking business, unless such business is determined by the Federal Reserve Board to be so closely related to banking as to be a proper incident thereto. The BHCA does not place territorial restrictions on the activities of such nonbanking-related activities. In determining whether a particular activity is a proper incident to banking or managing or controlling banks, the Federal Reserve Board must consider whether performance of an activity by an affiliate of a bank holding company can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition or gains in efficiency. The benefits of activity must also outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices.

CAPITAL ADEQUACY GUIDELINES

     The Federal Reserve Board is the federal regulatory and examining authority for bank holding companies. The Federal Reserve Board has adopted capital adequacy guidelines for bank holding companies, to which BancFirst and each of the Merging Entities is subject.

     Bank holding companies and their bank subsidiaries are required to maintain three capital ratios which measure capital adequacy. Capital is separated into "Tier I Capital" (as applied to BancFirst and each of the Merging Entities, common stockholders' equity, less certain intangible assets) and "Tier 2 Capital" (as applied to BancFirst and each of the Merging Entities, a limited amount of the general loan allowance).

     The first two ratios, which are based on the degree of credit risk in a bank holding company s assets, provide for weighting assets based on assigned risk factors and include off-balance-sheet items such as loan commitments and stand-by letters of credit. The ratio of total capital (Tier I Capital plus Tier 2 Capital) to risk-weighted assets and off-balance-sheet commitments and contingencies must be at least 8.0% and the ratio of Tier I Capital to risk-weighted assets and off-balance- sheet commitments must be at least 4.0%.

     The capital leverage ratio supplements the risk-based capital guidelines. Banks and bank holding companies are to maintain a minimum ratio of Tier I Capital to average adjusted total assets of 3.0%.

     These ratio requirements are minimums. Any institution operating at or near those levels would be expected by the regulators to have well-diversified risk, including no undue interest rate risk exposures, excellent asset quality, high liquidity, and good earnings and, in general, would have to be considered a strong banking organization. All other organizations and any institutions experiencing or anticipating significant growth are expected to maintain capital ratios at least one to two percent above the minimum levels, and higher capital ratios can be required if warranted by particular circumstances or risk profile.

     The Improvement Act directs that each federal banking agency prescribe standards for depository institutions and depository institution holding companies relating to internal controls, information systems, internal audit systems, loan documentation, credit underwriting, interest rate exposure, asset growth, compensation, a maximum ratio of classified assets to capital, minimum earnings sufficient to absorb losses, a minimum ratio of market value to book value for publicly traded shares, and such other standards as the agency deems appropriate. The Federal Reserve Board and the FDIC, in consultation with the other federal banking agencies, has adopted a final rule and guidelines with respect to external and internal audit procedures and internal controls in order to implement those provisions of the Improvement Act intended to facilitate the early identification of problems in financial management of depository institutions. The Federal Reserve Board and the FDIC have also issued rules prescribing standards relating to certain other of the management and operational standards listed above.

PROPOSED FDIC REGULATIONS CONCERNING ADVERSE CONTRACTS

     The FDIC has provided advance notice of a proposed rule which would affect contracts between a bank holding company, such as BancFirst (and each of the Merging Entities) (or its non-depository subsidiaries or related interests under common control), and its insured depository institution affiliates, such as the Bank and the subsidiary banks of the Merging Entities. The FDIC proposed establishing a rebuttable regulatory presumption that certain types of contracts between an insured depository institution and any company which directly or indirectly controls it (or which is under common control with it) are unsafe and unsound. The types of contracts to be covered by such a presumption would include those related to:(1) making or purchasing loans, (2) servicing loans, (3) performing trust functions, (4) providing bookkeeping or data processing services, (5) furnishing management services, (6) selling or transferring any department or subsidiary, (7) making payments for intangible assets or (8) transferring any asset for less than fair market value, as evidenced by an independent written appraisal, or prepaying any liability more than 30 days prior to its due date. The FDIC has also proposed regulations that would prohibit any insured depository institution such as the Bank (or the subsidiary banks of the Merging Entities) from entering into any contract with any person to provide goods, products or services if such contract is determined to adversely affect the safety or soundness of the insured institution. The proposed regulations would authorize enforcement actions against both the contractor and the institution, including cease-and-desist orders, civil money penalties, and prohibition orders barring contractors from dealing with all insured depository institutions.

IMPROVEMENT ACT AND RELATED REGULATIONS

PROMPT CORRECTIVE ACTION RULE

     The Improvement Act requires each Federal banking agency to specify within nine months after the date of enactment of the statute, by regulation, the levels at which an insured institution would be considered "well capitalized," "adequately capitalized," "undercapitalized," "significantly undercapitalized" and "critically undercapitalized." In October 1992, each of the Federal banking agencies issued uniform final regulations defining such capital levels. Under these regulations, a bank would be considered "well capitalized" if it has (i) a total risk-based capital ratio of 10% or greater, (ii) a Tier I risk-based capital ratio of 6% or greater, (iii) a leverage ratio of 5% or greater and (iv) is not subject to any order or written directive to meet and maintain a specific capital level. An "adequately capitalized" bank is defined under the regulations as one that has (i) a total risk-based capital ratio of 8% or greater, (ii) a Tier I risk-based capital ratio of 4% or greater, (iii) a leverage ratio of 4% or greater (or 3% or greater in the case of a bank with the highest composite regulatory examination rating) and (iv) does not meet the definition of a well capitalized bank. A bank would be considered (A) "undercapitalized" if it has (i) a total risk-based capital ratio of less than 8%, (ii) a Tier I risk-based capital ratio of less than 4% or (iii) a leverage ratio of less than 4% (or 3% in the case of a bank with the highest regulatory examination rating of 1); (B) "significantly undercapitalized" if the bank has (i) a total risk-based capital ratio of less than 6%, (ii)a Tier I risk-based capital ratio of less than 3% or (iii) a leverage ratio of less than 3%; and
(C) "critically undercapitalized" if the bank has a ratio of tangible equity to total assets of equal to or less than 2%. Notwithstanding the foregoing, the applicable federal bank regulator for a depository institution could, under certain circumstances, reclassify a "well capitalized" institution as "adequately capitalized" or require an "adequately capitalized" or "undercapitalized" institution to comply with supervisory actions as if it were in the next lower category. Such a reclassification could be made if the regulatory agency determines that the institution is in an unsafe or unsound condition (which could include unsatisfactory examination ratings).

     Undercapitalized institutions, including significantly and critically undercapitalized institutions, are required to submit capital restoration plans to the appropriate Federal banking regulator and are subject to restrictions on operations, including prohibitions on branching, engaging in new activities, paying management fees, making capital distributions such as dividends, and growing without regulatory approval. Moreover, in order for an undercapitalized institution's capital restoration plan to be accepted by its applicable federal banking regulator, a company controlling such undercapitalized depository institution will be required to guarantee its subsidiary's compliance with the capital restoration plan up to an amount equal to the lesser of 5% of such subsidiary institution's assets or the amount of the capital deficiency when such institution first fails to meet the plan. Provisions of the Improvement Act which limit Federal Reserve Bank loans to undercapitalized institutions became effective December 19, 1993.

     Significantly or critically undercapitalized institutions and undercapitalized institutions that do not submit and comply with capital restoration plans acceptable to the applicable Federal banking regulator are subject to one or more of the following sanctions:(i) forced sale of shares to raise capital, or, where grounds exist for the appointment of a receiver or conservator, a forced merger; (ii) restrictions on transactions with affiliates; (iii) limitations on interest rates paid on deposits; (iv) further restrictions on growth or required shrinkage; (v) replacement of directors or senior executive directors, subject to certain grandfather provisions for those elected prior to the enactment of the Improvement Act;
(vi) prohibitions on the receipt of correspondent deposits; (vii) restrictions on capital distributions by the holding companies of such institutions; (viii) required divestiture of subsidiaries by the institution; or (ix) other restrictions, as determined by the regulator. In addition, the compensation of executive officers will be frozen at the level in effect when the institution failed to meet the capital standards and may be increased only with the applicable Federal banking regulator's prior written approval. The applicable federal banking regulator is required to impose a forced sale of shares or merger, restrictions on affiliate transactions and restrictions on rates paid on deposits unless it determines that such actions would not further an institution's capital improvement.

     In addition to the foregoing, a critically undercapitalized institution would be prohibited from making any payment of principal or interest on subordinated debt without the concurrence of its regulator and the FDIC, beginning 60 days after the institution becomes critically undercapitalized. A critically undercapitalized institution may not, without FDIC approval:(i) enter into material transactions outside of the ordinary course of business;
(ii) extend credit on highly leveraged transactions; (iii) amend its charter or bylaws; (iv) make any material change in its accounting methods; (v) engage in any covered transactions with affiliates; (vi) pay excessive compensation or bonuses (as defined); or (vii) pay rates on liabilities significantly in excess of market rates.

BROKERED DEPOSITS

     In May 1992, the FDIC issued regulations implementing provisions of the Improvement Act regulating brokered deposits. "Brokered deposits" are defined as deposits solicited through deposit brokers or deposits which an insured depository institution attracts by offering significantly above-market interest rates (as defined). Under the new regulations, "well capitalized" banks may accept brokered deposits without restriction, "adequately capitalized" banks may accept brokered deposits with a waiver from the FDIC (subject to certain restrictions imposed on payment of rates), while "undercapitalized" banks may not accept brokered deposits. "Well capitalized" banks are defined in the regulations as those with a Tier I risk-based capital to risk-weighted assets ratio of not less than 6%, a Tier I leverage capital to total book assets ratio of not less than 5%, and a total risk-based capital to risk-weighted assets ratio of not less than 10%. "Adequately capitalized" banks are those that at least meet their regulatory capital requirements but are not "well capitalized," as defined in the previous sentence.

OTHER MATTERS

     The Improvement Act requires the federal banking agencies to review and, under certain circumstances, prescribe more stringent accounting and reporting requirements than those required by generally accepted accounting principles. Such agencies also are required to develop regulations requiring disclosure of contingent assets and liabilities and, to the extent feasible and practicable, supplement disclosure of the estimated fair market value of assets and liabilities.

     The foregoing necessarily is a general description of certain provisions of the Improvement Act and does not purport to be complete. Moreover, many of the provisions of the Improvement Act will be implemented through the adoption of regulations by the various federal banking agencies. Several of the significant provisions of the legislation will not become effective until several years after enactment. The effect of the Improvement Act on BancFirst, the Merging Entities and their subsidiary banks will not be fully ascertainable until after these regulations are adopted.

REGULATORY RESTRICTIONS ON DIVIDENDS

     The Bank, as a member bank of the Federal Reserve System, may not declare a dividend without the approval of the Federal Reserve Board unless the dividend to be declared by the Bank does not exceed the total of (i) The Bank's net profits (as defined and interpreted by regulation) for the current year to date plus (ii) its retained net profits (as defined and interpreted by regulation) for the preceding two years, less any required transfers to
surplus.   In addition, the Bank can only pay dividends to the extent that its retained net profits (including the portion transferred to surplus) exceed its bad debts (as defined by regulation). Under the Federal Deposit Insurance Act, no dividends may be paid by an insured bank if the bank is in arrears in the payment of any insurance assessment due to the FDIC.

     Under these provisions BancFirst may declare during 1995, without prior regulatory approval, aggregate dividends of $13.9 million, plus net profits earned to the date of such dividend declaration in 1995.

     State and federal regulatory authorities have adopted standards for the maintenance of adequate levels of capital by banks. See "Capital Adequacy Guidelines," above. Adherence to such standards further limits the ability of banks to pay dividends.

     The payment of dividends by any subsidiary bank may also be affected by other regulatory requirements and policies, such as the maintenance of adequate capital. If, in the opinion of the applicable regulatory authority, a bank under its jurisdiction is engaged in, or is about to engage in, an unsafe or unsound practice (which, depending on the financial condition of the bank, could include the payment of dividends), such authority may require, after notice and hearing, that such bank cease and desist from such practice. The Federal Reserve Board has formal and informal policies which provide that insured banks and bank holding companies should generally pay dividends only out of current operating earnings.

DEPOSIT INSURANCE

     The Improvement Act also requires that the FDIC insurance assessments move from flat-rate premiums to a system of risk-based premium assessments, in order to recapitalize the Bank Insurance Fund (the "BIF") at a reserve ratio specified in the Improvement Act. Beginning in January 1993, BIF members have paid an annual assessment rate of between 23 and 31 cents per $100 of domestic deposits, depending on the risk classification assigned by the FDIC to the BIF member. The FDIC was also granted authority under the Improvement Act to impose special assessments on insured depository institutions to repay FDIC borrowings from the United States Treasury or other sources. In February 1995, the FDIC announced that the risk-based assessments for BIF institutions would drop to as low as $.04 for the best managed and well-capitalized institutions starting in late 1995. In September 1995, as a result of the rate change, a portion of the assessments paid for the second and third quarters of 1995 was refunded. In November 1995, the FDIC announced that assessments would be suspended in 1996.

STATE REGULATION

     The Bank and each of the subsidiary banks of the Merging Entities are Oklahoma-chartered state banks. Accordingly, their operations are subject to various requirements and restrictions of state law relating to loans, lending limits, interest rates payable on deposits, investments, mergers and acquisitions, borrowings, dividends, capital adequacy and other matters. Because the Bank is also a member of the Federal Reserve System, Oklahoma law provides that the Bank must maintain reserves against deposits as required by the Federal Reserve Act.

     The Bank is subject to primary supervision, periodic examination and regulation by the Oklahoma State Banking Department and the Federal Reserve Board. The Oklahoma State Bank Commissioner is authorized by statute to accept a Federal Reserve System examination in lieu of a state examination. In practice, the Federal Reserve Board and the Oklahoma State Banking Department alternate examinations of the Bank. If, as a result of an examination of a bank, the Oklahoma State Banking Department determines that the financial condition, capital resources, asset quality, earnings prospects, management, liquidity or other aspects of the bank's operations are unsatisfactory or that the management of the bank is violating or has violated any law or regulation, various remedies, including the remedy of injunction, are available to the Oklahoma State Banking Department.

     Since 1983, Oklahoma law has permitted a bank holding company to own or control more than one bank, but each additional bank acquisition may not cause such bank holding company's controlled banks to hold combined deposits which exceed 11% of the aggregate deposits of all insured financial institutions in Oklahoma. Additionally, under Oklahoma's interstate banking law, out-of-state bank holding companies are permitted to acquire Oklahoma banks or bank holding companies; however, further branching by an acquired Oklahoma bank is prohibited for a four-year period from the date of its acquisition by an out-of-state bank holding company unless that company's principal place of business is in a state which has enacted reciprocal legislation authorizing Oklahoma bank holding companies to acquire banks or bank holding companies in such state.

     The branching rights of all state and national banks located in Oklahoma are limited by the Oklahoma Banking Code. A bank may establish and maintain up to two de novo branches which may be located (i) within the same city as the main bank, or (ii) within 25 miles of the main bank if located in a city or town which has no main office of a state or national bank. In addition, a state or national bank located in Oklahoma may form branches anywhere in Oklahoma by acquiring an unlimited number of other Oklahoma banks, savings and loan associations or their branches, provided that such acquisitions will not result in the acquiring bank's direct or indirect ownership or control of more than 11% of the aggregate deposits of all insured financial institutions in Oklahoma. A bank located in Oklahoma may also establish two de novo off-premises limited-purpose facilities (generally referred to as "drive-ins"), one of which must be located within not more than 1,000 feet of the bank's main office and the second to be located within three miles of the bank's main office. Such facilities may be of unlimited size, and all banking functions may be performed there except the on-premises approval of loans. The Bank recently utilized its statutory authority to establish a de novo branch in Oklahoma City, but still retains its authority to establish one de novo branch and two de novo limited-purpose facilities with respect to its main office in Oklahoma City.

GOVERNMENTAL MONETARY AND FISCAL POLICIES

     The commercial banking business is affected directly by the monetary policies of the Federal Reserve Board and by the fiscal policies of federal, state and local governments. The Federal Reserve Board, in fulfilling its role of stabilizing the nation's money supply, utilizes several operating tools, all of which directly impact commercial bank operations. The primary tools used by the Federal Reserve Board are changes in reserve requirements on member bank deposits and other borrowings, open market operations in the U.S. Government securities market, and control over the availability and cost of members' direct borrowings from the "discount window."

     Banks act as financial intermediaries in the debt capital markets and are active participants in these markets daily. As a result, changes in governmental monetary and fiscal policies have a direct impact upon the level of loans and investments, the availability of sources of lendable funds, and the interest rates earned from and paid on these instruments. It is not possible to predict accurately the future course of such government policies and the residual impact upon the operations of BancFirst or any of the Merging Entities.

RECENTLY ENACTED FEDERAL LEGISLATION

     The recently enacted federal Riegle-Neal Interstate Banking and Branch Efficiency Act of 1994 will increase the ability of BancFirst and other bank holding companies to make interstate acquisitions and to operate their subsidiary banks. Commencing on September 29, 1995, adequately capitalized and adequately managed bank holding companies will be permitted to acquire banks located anywhere in the United States without regard to the provisions of any state laws prohibiting such acquisitions. Interstate acquisitions will not be permitted, however, if the potential acquirer would control more than ten percent of the insured deposits in the United States or more than 30 percent of insured deposits in the home state of the bank to be acquired or in any state in which such bank has a branch. States may enact statutes increasing the 30 percent limit and may also lower such limit if they do so on a non-discriminatory basis. States will also be permitted to prohibit acquisitions of banks that have been established for fewer than five years. The Board of Governors of the Federal Reserve System is required to consider the applicant's record under the federal Community Reinvestment Act in determining whether to approve an interstate banking acquisition.

     The new statute also permits, after June 1, 1997, interstate branch banking in all states by adequately capitalized and adequately managed banks, but a state may enact specific legislation before June 1, 1997 prohibiting interstate branch banking in that state, in which event banks headquartered in the state will not be permitted to branch into other states. A state may also enact legislation permitting non-discriminatory interstate branch banking in such state before June 1, 1997. Applications for interstate branching authority will be subjected to regulatory scrutiny of compliance with both federal and state community reinvestment statutes with respect to all of the banks involved in the proposed transaction.

     BancFirst and the Merging Entities are unable to predict with any certainty the effect any such legislation would have on their respective activities.

PENDING AND PROPOSED LEGISLATION

     There are various pending and proposed bills in Congress that, among other things, could restructure the federal supervision of financial institutions. BancFirst and the Merging Entities are unable to predict with any certainty the effect any such legislation would have on their respective activities.

                     AMENDMENT TO THE BANCFIRST CHARTER

GENERAL

     In connection with the proposed Mergers, the BancFirst Board approved the Required Amendment. As described below, adoption of the Required Amendment is necessary in order to consummate the Mergers on the terms set forth in the respective Merger Agreements and, accordingly, approval of a particular Merger Proposal (which approval will constitute approval of the Required Amendment) by the requisite vote of BancFirst's stockholders is a condition to consummation of the Merger to which the Merger Proposal relates.
 The following description of the Required Amendment is qualified in its entirety by reference to the full text thereof, which is included in each of the Merger Agreements attached as Appendices B and C to this Proxy Statement/Offering Memorandum and incorporated herein by reference. Stockholders are urged to read carefully the full text of the Required Amendment contained in the Merger Agreements.

     THE BANCFIRST BOARD RECOMMENDS THAT BANCFIRST STOCKHOLDERS VOTE FOR EACH OF THE MERGER PROPOSALS, APPROVAL OF WHICH ALSO CONSTITUTES APPROVAL OF THE REQUIRED AMENDMENT.

INCREASE IN AUTHORIZED COMMON STOCK

     BancFirst is currently authorized to issue 6,800,000 shares of BancFirst Common Stock. As of the Record Date, 6,215,624 shares of BancFirst Common Stock were issued and outstanding and 500,000 shares were reserved for issuance under its nonqualified employee stock option plan. See "Description of BancFirst Stock" below. In connection with the Mergers, up to 179,831 shares of BancFirst Common Stock will be issued. The BancFirst Board has approved the Required Amendment which would increase the number of authorized shares of BancFirst Common Stock from 6,800,000 to 7,000,000.

PURPOSE AND EFFECTS

     An increase in the number of authorized shares of BancFirst Common Stock is necessary to have sufficient shares available for consummation of the Mergers. Uncommitted authorized but unissued shares of BancFirst Common Stock may be issued from time to time to such persons and for such consideration as the BancFirst Board may determine and holders of the then outstanding shares of BancFirst Common Stock may or may not be given the opportunity to vote thereon, depending upon the nature of any such transactions, applicable law, the rules and policies of the NASD and the judgment of the BancFirst Board regarding the submission of such issuance to BancFirst's stockholders. BancFirst stockholders have no preemptive rights to subscribe to newly issued shares.

     Because BancFirst does not have sufficient uncommitted authorized but unissued shares of BancFirst Common Stock to consummate the Mergers without approval of the Required Amendment, approval of a Merger Proposal (which will constitute approval of the Required Amendment) is required for, and a condition to, consummation of the Merger to which such Merger Proposal relates. Such amendment, if approved by the stockholders, will become effective only if any of the Mergers is consummated.

                       DESCRIPTION OF BANCFIRST STOCK

GENERAL

     The BancFirst Charter provides for authorized capital stock consisting of 6,800,000 shares of BancFirst Common Stock, $1.00 par value per share, 10,000,000 shares of Senior Preferred Stock, $1.00 par value per share, and 900,000 shares of BancFirst Preferred Stock, par value $5.00 per share. As of the date of this Proxy Statement/Offering Memorandum, there are 6,215,624 shares of BancFirst Common Stock issued and outstanding; none of the BancFirst Preferred Stock or Senior Preferred Stock is outstanding. BancTrust, the trust division of BancFirst, is the transfer agent and registrar for the BancFirst Common Stock.

COMMON STOCK

VOTING AND OTHER RIGHTS

     Holders of BancFirst Common Stock possess exclusive voting rights in BancFirst. Holders of BancFirst Common Stock elect BancFirst's Board of Directors and act on such other matters as are required to be presented to them under Oklahoma law or as are otherwise presented to them by the Board of Directors. Each holder of BancFirst Common Stock is entitled to one vote per share on any matter on which stockholders are entitled to vote, and does not have any right to cumulate votes in the election of directors. All outstanding shares of BancFirst Common Stock are fully paid and nonassessable. There are no preemptive, conversion, subscription, redemption or repurchase rights associated with shares of BancFirst Common Stock.

DIVIDENDS

     The holders of shares of the BancFirst Common Stock are entitled to receive and share ratably in such dividends as the BancFirst Board, in its discretion, may declare out of funds legally available therefor. The payment of dividends by BancFirst is subject to limitations which are imposed by law and applicable regulations. See "Supervision and Regulation" and "Information About BancFirst -- Price Range of BancFirst Common Stock and Dividends."

LIQUIDATION PREFERENCE

     In the event of any liquidation, dissolution or winding up of the Bank, BancFirst, as a holder of the Bank's capital stock, would be entitled to participate ratably in the assets of the Bank available for distribution, after payment or provision for payment of all debts and liabilities of the Bank (including all deposit accounts and accrued interest thereon). In the event of liquidation, dissolution or winding up of BancFirst, the holders of BancFirst Common Stock would be entitled to participate ratably in the assets available for distribution after satisfaction of the claims of the creditors of BancFirst and of holders of any BancFirst Preferred Stock. See
"-- BancFirst Preferred Stock -- Liquidation Preference."

RESTRICTIONS ON ACQUISITIONS

     The Change in Bank Control Act and the BHCA, together with the regulations of the Federal Reserve Board under those Acts, require that the consent of the Federal Reserve Board be obtained prior to any person or company acquiring "control" of a bank holding company. Under the regulations of the Federal Reserve Board, control is conclusively presumed to exist if an individual or company acquires more than 25% of any class of voting stock. Control is rebuttably presumed to exist where a person acquires 10% or more of a class of publicly-traded voting stock of a bank holding company, such as the BancFirst Common Stock. Restrictions applicable to the operations of bank holding companies, the policy of the Federal Reserve Board that bank holding companies serve as a source of strength for their banking subsidiaries, and conditions imposed by the Federal Reserve Board in connection with approval of companies to become bank holding companies, may deter other companies from seeking to obtain control of BancFirst. See "Supervision and Regulation."

     BancFirst, as an Oklahoma corporation with its headquarters and operations in the state, is also subject to Section 1090.3 of the Oklahoma General Corporation Act, which bars for a period of three years any "business combination" (as defined in such Act, generally, a merger or other acquisition transaction) with any person or affiliate of the person who owns 15% or more of the outstanding voting stock of the corporation, unless the "business combination" is approved by the board of directors of the corporation prior to the time such person became an interested stockholder or meets certain other statutory criteria.

BUY/SELL AGREEMENT

     Certain of the holders of BancFirst Common Stock are parties ("Participants") to a Shareholders' Buy/Sell Agreement (the "Buy/Sell Agreement"), which imposes restrictions on the sale of such holders' shares of BancFirst Common Stock. Pursuant to the terms of the Buy/Sell Agreement, which expires in June 2010, a Participant or Participants acting as a group, desiring to sell shares of BancFirst Common Stock in excess of an aggregate of 1% of the total shares of BancFirst Common Stock then outstanding must first offer to BancFirst, and then pro rata to the other Participants, the right to purchase such shares. For purposes of determining the 1% threshold, all shares sold by the same offering Participant during the preceding six months are added to the number of shares currently sought to be sold by such Participant, and all shares first offered by any Participants during any consecutive 30 day period shall be considered as being offered by individuals acting as a group and selling at the same time. Accordingly, upon completion of the Mergers, no Participant (or Participants deemed to be acting as a group) will be able to sell in excess of an aggregate of 63,955 shares of BancFirst Common Stock (1% of the total number of shares of BancFirst Common Stock to be outstanding after the Mergers) during the time periods set forth in the Buy/Sell Agreement, except pursuant to the terms of such agreement.

BANCFIRST PREFERRED STOCK

     In February 1994, all outstanding shares of BancFirst Preferred Stock were redeemed for the par value plus accumulated dividends and, accordingly, all 900,000 authorized shares of such stock are available for issuance. Shares of BancFirst Preferred Stock, when and if issued, are not entitled to vote on any matter, except as otherwise required by applicable law, and are not entitled to notice of any meeting of the stockholders of BancFirst. Holders of BancFirst Preferred Stock have no preemptive rights. The terms of the BancFirst Preferred Stock provide for cash dividends, when and as declared by the Board of Directors of BancFirst, out of assets of BancFirst legally available therefor, at the rate of 10% of the liquidation preference per annum (equivalent to $.50 per annum per share of BancFirst Preferred Stock). Unless full cumulative dividends on all outstanding shares of BancFirst Preferred Stock shall have been paid or declared and set aside for payment for all past dividend payment periods, no cash dividend may be declared upon BancFirst Common Stock. In the event of any voluntary or involuntary dissolution, liquidation, or winding up of BancFirst, the holders of BancFirst Preferred Stock are entitled to receive and to be paid out of assets of BancFirst available for distribution to its shareholders, before any payment or distribution is made to holders of Common Stock, a liquidating distribution of $5.00 per share of BancFirst Preferred Stock plus accrued and unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of BancFirst Preferred Stock will have no right or claim to any of the remaining assets of BancFirst. BancFirst Preferred Stock is subject to redemption at the option of BancFirst, upon payment of the par value thereof and accrued dividends.

SENIOR PREFERRED STOCK

     BancFirst's Board of Directors has the authority to issue Senior Preferred Stock from time to time as a class without a series, or in one or more series. The Senior Preferred Stock may be issued with such voting, dividend, redemption, sinking fund, conversion, exchange, liquidation and other rights as shall be determined by resolution of BancFirst's Board of Directors, without the approval of the stockholders. Senior Preferred Stock will have a preference over BancFirst Common Stock as to the payment of dividends, as to the right to distribution of assets upon redemption of shares or upon liquidation of BancFirst, or as to both dividends and assets, and such other preferences as may be fixed by the Board of Directors. Currently, no series of the Senior Preferred Stock has been established by the Board.

    SUMMARY COMPARISON OF BANCFIRST STOCK AND STOCK OF EACH MERGING ENTITY

GENERAL

     BancFirst and each of the Merging Entities are Oklahoma corporations. If a Merger with respect to a Merging Entity is consummated, stockholders of the Merging Entity who receive BancFirst Common Stock will become stockholders of BancFirst and, as such, their rights as stockholders will be governed by Oklahoma law and by the BancFirst Charter, its bylaws and other corporate documents. Except as otherwise indicated below, the common stock of BancFirst and each of the Merging Entities have substantially the same rights.

     Both BancFirst Common Stock and the common stock of each of the Merging Entities have the right to vote on important matters specified by Oklahoma law affecting the corporate structure of the issuing corporation, including the election of directors. Outstanding shares of both BancFirst Common Stock and the common stock of each of the Merging Entities are fully paid and nonassessable. Each holder of a share of BancFirst Common Stock and the common stock of each of the Merging Entities has full voting rights and is entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders of the respective corporation. Neither the stockholders of BancFirst nor the stockholders of any of the Merging Entities have the right to cumulate votes in the election of directors or have any preemptive or subscription rights. Neither BancFirst Common Stock nor the common stock of any of the Merging Entities is redeemable or convertible, and there are no sinking fund provisions relating to any of the shares of such stock.

     Information regarding the authorized and outstanding common stock of BancFirst and each of the Merging Entities, as well as information regarding the exchange ratio of BancFirst Common Stock for the common stock of each Merging Entity, are set forth in the following table:

                          COMMON STOCK INFORMATION

                                                                    NUMBER OF
                                         NUMBER OF                  BANCFIRST
                         NUMBER OF        COMMON                     COMMON
                        AUTHORIZED        SHARES       EXCHANGE     SHARES TO
   NAME OF ENTITY      COMMON SHARES    OUTSTANDING      RATIO      BE ISSUED
   --------------      -------------    -----------    --------     ---------
   BancFirst             6,800,000       6,215,624        N/A           N/A
   Johnston County          55,000          49,620       0.47          23,321
   Commerce                 45,000       22,572.67      6.9335        156,510
                                                                      -------
                                                         Total        179,831
                                                                      =======

     Each of the Merging Entities has outstanding classes of 10% cumulative preferred stock with substantially the same rights. Each of such classes of preferred stock is entitled to receive cumulative dividends at the annual rate of 10%, payable semi-annually. Commerce Preferred Stock is subject to redemption at the option of the corporation, in whole or in part, upon payment of the par value thereof and accrued dividends, and will be redeemed prior to consummation of the Commerce/BancFirst Merger. None of such classes of preferred stock has any voting rights, except under the limited circumstances prescribed by applicable provisions of law.

     Information regarding the authorized and outstanding preferred stock of each of the Merging Entities, as well as information regarding the cash redemption or conversion value of such stock, are set forth in the following table:

                         PREFERRED STOCK INFORMATION

                         NUMBER OF     NUMBER OF       PAR                    AGGREGATE CASH
                        AUTHORIZED     PREFERRED      VALUE     TOTAL PAR      PAYMENT FOR
        NAME OF          PREFERRED      SHARES         PER        VALUE       REDEMPTION OR
    MERGING ENTITY        SHARES      OUTSTANDING     SHARE    OUTSTANDING      CONVERSION
    --------------      ----------    -----------     ------   -----------    --------------
   Johnston County       6,800           5,526        $17.55     $96,981        $101,844
   Commerce              6,500           4,162        $13.25     $55,146          80,000(1)
                                                                                --------
                                                                  Total         $181,844
                                                                                ========

____________________

(1) The Commerce/BancFirst Merger Agreement requires that the Commerce Preferred Stock be redeemed prior to the Merger at an aggregate amount not to exceed $80,000.

     Additionally, the BancFirst Board has the authority under the BancFirst Charter, without further approval or action by the stockholders of BancFirst, to issue shares of Senior Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including voting rights, dividend rights, conversion rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any additional series of Senior Preferred Stock or the designation of such series. The issuance of any series of Senior Preferred Stock could adversely affect the voting power of holders of BancFirst Common Stock and the likelihood that such holders will receive dividend payments and payments upon liquidation and could have the effect of delaying or preventing a change of control of BancFirst. BancFirst has no current plans to issue any shares of any series of Senior Preferred Stock, and no shares of any series of Senior Preferred Stock are currently outstanding.

DISSENTERS' RIGHTS

     Johnston County was incorporated under the Old Oklahoma Corporation Act, which was in effect prior to enactment of the OGCA. The Old Oklahoma Corporation Act provided that all stockholders had the right to dissent, subject to certain limitations permitted by statute to be included in a corporation's charter documents. The charter documents of Johnston County eliminate the appraisal rights of its stockholders in the event a given corporate action is approved by holders of 90% of all outstanding shares of voting stock. This provision mirrors the permissive limitation language of the Old Oklahoma Corporation Act and was a common provision governing
pre-1986 corporations.   The OGCA, however, permits no such limitation to be
made by a corporation in respect of appraisal rights, and it is unclear whether such charter provisions, enacted under prior law, would be given effect under the OGCA. Accordingly, the Johnston County Board has determined to accord its stockholders dissenters' rights with respect to the matters to be voted upon at the Johnston County Special Meeting, in accordance with the appraisal provisions of the OGCA, regardless of any perceived limitations on the exercise of such rights. See "Dissenting Stockholders."

     Under the OGCA, holders of BancFirst Common Stock have no appraisal rights.

LIABILITY OF DIRECTORS; INDEMNIFICATION

     Under the OGCA, an Oklahoma corporation may indemnify an individual made a party to a proceeding, because such individual is or was a director, against liability incurred in the proceeding, if the individual acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. However, under the OGCA a corporation cannot indemnify a director or officer in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation. Under the OGCA a corporation must indemnify a director who is successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party, because the director is or was a director of the corporation, against expenses, including attorneys' fees, actually and reasonably incurred by the director in connection with the proceeding. The BancFirst Charter, as well as the bylaws of each Merging Entity, contain provisions which provide for mandatory indemnification of the officers and directors of the respective corporation under the circumstances permitted under the OGCA and described above.

     The BancFirst Charter includes a provision that a director of BancFirst shall not be personally liable for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 1053 of the OGCA relating to an unlawful distribution, and (iv) for any transaction from which the director derives an improper personal benefit. No similar provision exists in the charter documents of either of the Merging Entities.


                 INTERESTS OF CERTAIN PERSONS IN THE MERGERS

COMMON STOCK OWNERSHIP

     The following table sets forth the number of shares of BancFirst Common Stock as of September 30, 1995, owned by each director and named executive officers of BancFirst and by all directors and executive officers of BancFirst as a group, together with the percentage of outstanding Common Stock owned by each.

                                           AMOUNT OF BENEFICIAL
                                                 OWNERSHIP            PERCENT OF CLASS
                                           --------------------       ----------------
David E. Rainbolt (1)                            3,102,194                  49.67%

H. E. Rainbolt (2)                                  52,721                   0.84

Robert A. Gregory (3)                               13,378                   0.21

J. Ralph McCalmont (4)                             162,055                   2.59

John T. Hannah                                         350                   0.01

J. R. Hutchens, Jr. (5)                             60,109                   0.97

Melvin Moran (6)                                    89,795                   1.44

Dennis L. Brand (7)                                  2,196                   0.04

E. Wayne Cardwell (8)                               38,026                   0.61

George A. Cannon (9)                                23,839                   0.38

Roy C. Ferguson (10)                                15,530                   0.25

Randy P. Foraker (11)                                6,795                   0.11

All directors and executive officers as a
group (13 persons)                               3,566,988                  56.20%

______________________

(1) Includes 3,023,829 shares held by R. Banking Limited Partnership, a family partnership of which David E. Rainbolt is the general partner; 9,302 shares held in trust for David E. Rainbolt's children; 7,766 shares held by the ESOP; and 30,000 shares subject to exercisable options.

(2) Includes 22,721 shares held by the ESOP and 30,000 shares subject to exercisable options.

(3) Includes 2,128 shares held by the ESOP and 11,250 shares subject to exercisable options.

(4) Includes 14,549 shares held by the ESOP and 30,000 shares subject to exercisable options.

(5) Includes 19,019 shares held jointly with Mr. Hutchens' wife.

(6) Includes 45,000 shares held directly by Mr. Moran's wife.

(7) Includes 228 shares held by the ESOP, and 431 shares owned by Mr. Brand's wife.

(8) Includes 14,861 shares held by the ESOP, 12,500 shares subject to exercisable options, and 1,041 shares owned jointly with Mr. Cardwell's wife.

(9) Includes 6,839 shares held by the ESOP, and 17,000 shares subject to exercisable options.

(10) Includes 353 shares held by the ESOP.

(11) Includes 4,415 shares held by the ESOP, and 625 shares subject to exercisable options.

     Excluding shares represented by presently exercisable options, the BancFirst Affiliates own an aggregate 3,435,613 shares of BancFirst Common Stock, or approximately 55.27% of the total BancFirst Common Stock outstanding. The BancFirst Affiliates have indicated their intent to vote in favor of each Merger Proposal.

     Certain of the BancFirst Affiliates, including RBLP and J.R. Hutchens (collectively, the "Interested BancFirst Stockholders"), also have stock ownership in one or more Merging Entities, as described below.

     As of the Record Date, directors and executive officers of Johnston County and their affiliates owned beneficially 25,430 shares, or approximately 51.25%, of the shares of Johnston County Common Stock outstanding on such date. See "Information About Johnston County Security Ownership of Management." Additionally, as of such date the Interested BancFirst Stockholders (which includes a director or Johnston County) owned beneficially 48,050 shares, or approximately 96.83%, of Johnston County Common Stock outstanding. As of the Record Date, directors and executive officers of Johnston County and their affiliates owned beneficially 60,109 shares, or approximately .97%, of the total BancFirst Common Stock outstanding.

     As of the Record Date, 100% of the Commerce Common Stock outstanding was owned beneficially by RBLP and Leslie E. Greathouse, a former director and executive officer of BancFirst. As of the Record Date, directors and executive officers of Commerce and their affiliates owned beneficially 52,867 shares or approximately .85% of the total BancFirst Common Stock outstanding.

PREFERRED STOCK OWNERSHIP

     Certain of the BancFirst Affiliates own an aggregate 5,176 shares of Johnston County Preferred Stock, representing approximately 93.67% of the total shares of Johnston County Preferred Stock outstanding, and an aggregate 3,962 shares of Commerce Preferred Stock, representing approximately 95.19% of the shares of Commerce Preferred Stock outstanding.

OPTION AGREEMENT

     Leslie E. Greathouse has granted to RBLP, in connection with the 78,255 shares of BancFirst Common Stock to be issued to him in the Commerce/BancFirst Merger, an option to acquire such shares (the Option Shares ) over a three year period (the Option Period ) commencing one year from the Effective Time of the Commerce/BancFirst Merger, at a price of $16.00 per share for one-third of the Option Shares during the first year of the Option Period, $17.00 per share for one-third of the Option Shares during the second year of the Option Period, and $18.00 per share for one-third of the Option Shares during the third year of the Option Period.

CONSULTING AGREEMENT

     In June 1995, Leslie E. Greathouse retired from BancFirst. Contemporaneously, he entered into a Consulting Agreement with BancFirst, pursuant to which he is to provide consulting services to the company over a five-year term, for aggregate payments of $250,000. The Consulting Agreement also contains noncompete provisions whereby Mr. Greathouse may not control or manage competing banks within BancFirst s market areas. Mr. Greathouse is also a stockholder and director of Commerce.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 of the Securities Exchange Act of 1934 requires directors and certain officers of BancFirst to file reports with the Securities and Exchange Commission reflecting transactions by such persons in BancFirst's Common Stock. During 1994, to the knowledge of BancFirst or based on information provided by such persons to BancFirst, all officers and directors of BancFirst subject to such filing requirements fully complied with such requirements, except as set forth below.

     A Form 4 "Statement of Changes in Beneficial Ownership" for Randy Foraker, Senior Vice President and Controller; Secretary/Treasurer, was filed four days late during 1994. The form reported two transactions.

                           ADDITIONAL INFORMATION

     Copies of all documents material to BancFirst which are not included as appendices to this Proxy Statement/Offering Memorandum are available for review at the offices of BancFirst, 101 N. Broadway, Suite 200, Oklahoma City, Oklahoma 73102. BancFirst will permit the review of such documents by the stockholders of Johnston County during normal business hours upon written request. A listing of the additional documents available for review is set forth in Appendix E.

                           INDEX TO DEFINED TERMS

                                                                 PAGE NUMBER
                                                                 OF STATEMENT
                                                                  CONTAINING
DEFINED TERM                                                      DEFINITION
------------                                                     ------------
BancFirst .....................................................        1, 5
BancFirst Affiliates ..........................................           6
BancFirst Board ...............................................           7
BancFirst Charter .............................................        1, 5
BancFirst Common Stock ........................................           1
BancFirst Preferred Stock .....................................           1
BancFirst Special Meeting .....................................           5
Bank ..........................................................       5, 44
BHCA ..........................................................          83
Bid Price .....................................................          30
BIF ...........................................................          87
BOJC ..........................................................      33, 71
Buy/Sell Agreement ............................................          91
City Bankshares ...............................................          46
Code ..........................................................           9
Commission ....................................................           2
Commerce ......................................................    1, 5, 77
Commerce Bank .................................................       33,37
Commerce/BancFirst Merger .....................................           6
Commerce/BancFirst Merger Agreement ...........................           6
Commerce Board ................................................           7
Commerce Common Stock .........................................           6
Commerce Preferred Stock ......................................           6
Conversion Ratio ..............................................          30
CRSP ..........................................................          69
Dissenters' Rights ............................................           8
Dissenters' Rights Limitation Provision .......................          23
Dissenting Stockholder ........................................          23
Dissenting Stockholders .......................................           8
Effective Time ................................................          31
ESOP ..........................................................          62
Exchange Act ..................................................           2
FAS 114 .......................................................          58
FAS 115 .......................................................          54
FDIC ..........................................................          45
Improvement Act ...............................................          83
Interested BancFirst Stockholders .............................   6, 20, 94
Johnston County ...............................................    1, 5, 71
Johnston County/BancFirst Merger ..............................           6
Johnston County/BancFirst Merger Agreement ....................           6
Johnston County Board .........................................           7
Johnston County Common Stock ..................................           6
Johnston County Preferred Stock ...............................           6
Johnston County Special Meeting ...............................           6
Merger ........................................................        1, 5
Mergers .......................................................        1, 5
Merger Agreement ..............................................           5
Merger Agreements..............................................           5

Merger Proposal ...............................................           5
Merger Proposals ..............................................           1
Merging Entities ..............................................        1, 5
Merging Entity ................................................        1, 5
NASDQ/NMS .....................................................           5
OGCA ..........................................................          22
Old Oklahoma Corporation Act ..................................          22
Opinions ......................................................          26
Option Period .................................................          95
Option Shares .................................................          95
Participants ..................................................          91
Proxy Statement/Offering Memorandum ...........................           1
RBLP ..........................................................           6
Record Date ...................................................       6, 20
Required Amendment ............................................        1, 5
SBA ...........................................................          45
Securities Act ................................................           2
Service .......................................................          34
Sheshunoff ....................................................           8
State National Bank ...........................................          46
Transactions ..................................................          37

                           INDEX TO FINANCIALS

                                                                                    Page No.
                                                                                    --------
BANCFIRST CORPORATION

   Report of Accountants............................................................    F-3

   Consolidated Balance Sheet for the years ended December 31, 1994 and 1993........    F-4

   Consolidated Statement of Operations for the three years ended
      December 31, 1994.............................................................    F-5

   Consolidated Statement of Stockholders' Equity for the three years ended
      December 31, 1994.............................................................    F-6

   Consolidated Statement of Cash Flows for the three years ended December 31, 1994.    F-7

   Notes to Consolidated Financial Statements......................................     F-8

BANCFIRST CORPORATION

   Consolidated Balance Sheet (Unaudited) at September 30, 1995....................     F-28

   Consolidated Statement of Operations (Unaudited) for the periods ended
     September 30, 1995 and 1994...................................................     F-29

   Consolidated Statement of Cash Flows (Unaudited) for the periods ended
     September 30, 1995 and 1994...................................................     F-30

   Notes to Consolidated Financial Statements (Unaudited)..........................     F-31

JOHNSTON COUNTY BANCSHARES, INC.

   Accountants' Compilation Report.................................................     F-34

   Consolidated Balance Sheet (Unaudited) at September 30, 1995 and
     December 31, 1994.............................................................     F-35

   Consolidated Statement of Operations (Unaudited) for the periods ended
     September 30, 1995 and 1994, and for the three years ended
     December 31, 1994.............................................................     F-36

   Consolidated Statement of Stockholders' Equity (Unaudited) for the periods ended September 30, 1995 and 1994, and for the three years ended
     December 31, 1994..............................................................    F-37


   Consolidated Statement of Cash Flow (Unaudited) for the periods ended
     September 30, 1995 and 1994, and for the three years ended
     December 31, 1994.............................................................     F-38

   Notes to Consolidated Financial Statements (Unaudited)..........................     F-39

COMMERCE BANCORPORATION, INC.

   Accountants' Compilation Report.................................................     F-46

   Consolidated Balance Sheet (Unaudited) at September 30, 1995 and
      December 31, 1994............................................................     F-47

   Consolidated Statements of Operations (Unaudited) for the periods ended
      September 30, 1995 and 1994, and for the three years ended December 31, 1994      F-48

                                         F-1


   Consolidated Statement of Stockholders' Equity (Unaudited) for the periods ended September 30, 1995 and 1994, and for the three years ended
   December 31, 1994..............................................................      F-49

   Consolidated Statement of Cash Flow (Unaudited) for the periods ended
   September 30, 1995 and 1994, and for the three years ended December 31, 1994...      F-50

   Notes to Consolidated Financial Statements (Unaudited).........................      F-51

STATE NATIONAL BANK

    Auditors' Report...............................................................     F-67

    Balance Sheet at December 31, 1994............................................      F-68

    Statement of Operations for the year ended December 31, 1994..................      F-69

    Statement of Stockholders' Equity for the year ended December 31, 1994........      F-70

    Statement of Cash Flow for the year period ended December 31, 1994............      F-71

    Notes to the Financial Statements.............................................      F-72

CITY BANKSHARES, INC.

    Accountants' Compilation Report...............................................      F-84

    Consolidated Balance Sheet (Unaudited) at September 30, 1995 and at
    December 31, 1994.............................................................      F-85

    Consolidated Statement of Operations (Unaudited) for the periods ended
    September 30, 1995 and 1994, and for the two years ended December 31, 1994....      F-86

    Consolidated Statement of Cash Flow (Unaudited) for the periods ended
    September 30, 1995 and 1994, and for the two years ended December 31, 1994....      F-87

    Consolidated Statement of Stockholders' Equity (Unaudited) for the periods
    ended September 30, 1995 and, and for the two years December 31, 1994.........      F-89

    Notes to the Financial Statements.............................................      F-90


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of BancFirst Corporation:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of BancFirst Corporation and its subsidiaries at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 4 to the financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" effective January 1, 1994.




PRICE WATERHOUSE LLP

Oklahoma City, Oklahoma
March 29, 1995

                            BANCFIRST CORPORATION
                          CONSOLIDATED BALANCE SHEET
                            (DOLLARS IN THOUSANDS)


                                                                                           DECEMBER 31,
                                                                                      --------------------
                                                                                        1994         1993
                                                                                      --------    --------
ASSETS
Cash and due from banks ............................................................  $ 53,564    $ 48,858
Securities:
  Held for investment, at cost (market value: $20,395 and $234,851, respectively) ..    20,779     231,546
  Available for sale, at market value ..............................................   202,265          --
Federal funds sold .................................................................    28,260      40,570
Loans:
  Total loans (net of unearned interest) ...........................................   522,314     466,356
  Allowance for possible loan losses ...............................................    (9,729)     (9,027)
                                                                                      --------    --------
    Loans, net .....................................................................   512,585     457,329
Premises and equipment, net ........................................................    26,462      18,693
Other real estate owned ............................................................     2,183       4,071
Intangible assets, net .............................................................     7,960       7,776
Accrued interest receivable ........................................................     8,518       7,495
Other assets .......................................................................    10,339       6,896
                                                                                      --------    --------
    Total assets ...................................................................  $872,915    $823,234
                                                                                      ========    ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Noninterest-bearing ..............................................................  $168,426    $148,422
  Interest-bearing .................................................................   616,425     588,264
                                                                                      --------    --------
    Total deposits .................................................................   784,851     736,686
Securities sold under repurchase agreements and other short-term borrowings ........       117         935
Accrued interest payable ...........................................................     2,089       1,479
Other liabilities ..................................................................     3,897       3,179
Minority interest ..................................................................        --       1,005
                                                                                      --------    --------
    Total liabilities ..............................................................   790,954     743,284
                                                                                      --------    --------
Commitments and contingent liabilities .............................................
Stockholders' equity:
  10% Preferred Stock ..............................................................        --       3,898
  Common stock (shares issued: 6,202,814 and 6,198,439, respectively) ..............     6,203       6,198
  Capital surplus ..................................................................    34,259      34,234
  Retained earnings ................................................................    45,611      35,620
  Unrealized securities losses, net of tax .........................................    (4,112)         --
                                                                                      --------    --------
    Total stockholders' equity .....................................................    81,961      79,950
                                                                                      --------    --------
    Total liabilities and stockholders' equity .....................................  $872,915    $823,234
                                                                                      ========    ========


See accompanying notes to consolidated financial statements.

                            BANCFIRST CORPORATION
                       CONSOLIDATED STATEMENT OF INCOME
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                   YEAR ENDED DECEMBER 31,
                                                                           --------------------------------------
                                                                              1994          1993          1992
                                                                           ----------    ----------    ----------
INTEREST INCOME
  Loans, including fees ...............................................    $   45,609    $   37,433    $   34,353
  Securities:
    Taxable ...........................................................        12,184        11,325        13,636
    Tax-exempt ........................................................           631           667         1,013
  Federal funds sold ..................................................         1,350         1,099         1,528
                                                                           ----------    ----------    ----------
      Total interest income ...........................................        59,774        50,524        50,530
                                                                           ----------    ----------    ----------
INTEREST EXPENSE
  Deposits ............................................................        20,780        17,298        19,615
  Securities sold under repurchase agreements and other short-term
   borrowings .........................................................            19            10           118
  Note payable ........................................................            --           245           749
  Line of Credit ......................................................            39            --            --
  Long-term borrowings ................................................            --            --             7
                                                                           ----------    ----------    ----------
       Total interest expense .........................................        20,838        17,553        20,489
                                                                           ----------    ----------    ----------
  Net interest income .................................................        38,936        32,971        30,041
  Provision for possible loan losses ..................................           380           251           700
                                                                           ----------    ----------    ----------
      Net interest income after provision for possible loan losses ....        38,556        32,720        29,341
                                                                           ----------    ----------    ----------
NONINTEREST INCOME
  Service charges on deposits .........................................         7,641         6,566         5,683
  Securities transactions .............................................             5           204            75
  Other ...............................................................         3,572         3,777         2,854
                                                                           ----------    ----------    ----------
      Total noninterest income ........................................        11,218        10,547         8,612
                                                                           ----------    ----------    ----------
NONINTEREST EXPENSE
  Salaries and employee benefits ......................................        17,228        15,094        13,416
  Occupancy and fixed assets expense, net .............................         1,787         1,804         1,698
  Depreciation ........................................................         1,749         1,443         1,131
  Amortization ........................................................         1,262         1,134         1,000
  Data processing services ............................................         1,359         1,194         1,125
  Net (income) expense from other real estate owned ...................          (312)          547         1,256
  Other ...............................................................         8,558         7,935         7,166
                                                                           ----------    ----------    ----------
      Total noninterest expense .......................................        31,631        29,151        26,792
                                                                           ----------    ----------    ----------
  Income before taxes, extraordinary item and cumulative effect of
   change in accounting principle .....................................        18,143        14,116        11,161
  Income tax expense ..................................................        (6,546)       (3,962)       (2,206)
                                                                           ----------    ----------    ----------
  Income before extraordinary item and cumulative effect of change
   in accounting principle ............................................        11,597        10,154         8,955
  Extraordinary item -- tax benefit from utilization of net operating
   loss carryforward ..................................................           --             --         2,206
  Cumulative effect on prior years from adoption of new accounting
   principle for income taxes .........................................           --          1,318            --
                                                                           ----------    ----------    ----------
      Net income ......................................................    $   11,597    $   11,472    $   11,161
                                                                           ==========    ==========    ==========
PER SHARE DATA (PRIMARY AND FULLY DILUTED)
  Income before extraordinary item and cumulative effect of change
   in accounting principle ............................................    $     1.80    $     1.77    $     1.70
  Extraordinary item ..................................................            --            --          0.47
  Cumulative effect on prior years from adoption of new accounting
   principle for income taxes .........................................            --          0.24            --
                                                                           ----------    ----------    ----------
      Net income ......................................................    $     1.80    $     2.01    $     2.17
                                                                           ==========    ==========    ==========
  Average common stock and common stock equivalents ...................     6,399,518     5,513,009     4,716,552
                                                                           ==========    ==========    ==========


See accompanying notes to consolidated financial statements.

                             BANCFIRST CORPORATION
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                              (DOLLARS IN THOUSANDS)


                                                                                            YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                               1994                   1993               1992
                                                                       --------------------   ----------------   -----------------
                                                                          SHARES    AMOUNT     SHARES  AMOUNT      SHARES   AMOUNT
                                                                       ---------  --------  ---------  -------  ---------  --------
10% PREFERRED STOCK

 Issued at beginning of year. . . . . . . . . . . . . . . . . . . . .    779,668  $  3,898    765,739  $ 3,829    765,739  $  3,829

 Shares issued. . . . . . . . . . . . . . . . . . . . . . . . . . . .         --        --     15,809       79         --        --

 Shares acquired and canceled . . . . . . . . . . . . . . . . . . . .   (779,668)   (3,898)    (1,880)     (10)        --        --
                                                                       ---------  --------  ---------  -------  ---------  --------
 Issued at end of year. . . . . . . . . . . . . . . . . . . . . . . .         --  $     --    779,668  $ 3,898    765,739  $  3,829
                                                                       =========  ========  =========  =======  =========  ========
FLOATING RATE PREFERRED STOCK

 Issued at beginning of year. . . . . . . . . . . . . . . . . . . . .         --  $     --         --  $    --    100,000  $ 10,000

 Shares acquired and canceled . . . . . . . . . . . . . . . . . . . .         --        --         --       --   (100,000)  (10,000)
                                                                       ---------  --------  ---------  -------  ---------  --------
 Issued at end of year. . . . . . . . . . . . . . . . . . . . . . . .         --  $     --         --  $    --         --  $     --
                                                                       =========  ========  =========  =======  =========  ========
COMMON STOCK

 Issued at beginning of year. . . . . . . . . . . . . . . . . . . . .  6,198,439  $  6,198  4,816,982  $ 4,817  4,813,012  $  4,813

 Shares issued. . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,375         5  1,478,618    1,478      4,000         4

 Shares acquired and canceled . . . . . . . . . . . . . . . . . . . .         --        --    (97,161)     (97)       (30)       --
                                                                       ---------  --------  ---------  -------  ---------  --------
 Issued at end of year. . . . . . . . . . . . . . . . . . . . . . . .  6,202,814  $  6,203  6,198,439  $ 6,198  4,816,982  $  4,817
                                                                       =========  ========  =========  =======  =========  ========
CAPITAL SURPLUS

 Balance at beginning of year . . . . . . . . . . . . . . . . . . . .             $ 34,234             $16,484             $ 12,478

 Common stock issued. . . . . . . . . . . . . . . . . . . . . . . . .                   25              17,750                    6

 Addition from cancellation of Floating Rate Preferred Stock. . . . .                   --                  --                4,000
                                                                                  --------             -------             --------
 Balance at end of year . . . . . . . . . . . . . . . . . . . . . . .             $ 34,259             $34,234             $ 16,484
                                                                                  ========             =======             ========
RETAINED EARNINGS

 Balance at beginning of year . . . . . . . . . . . . . . . . . . . .             $ 35,620             $26,227             $ 16,643

 Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11,597              11,472               11,161

 Dividends on 10% Preferred Stock ($0.07, $0.50 and $1.75 per share,
  respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . .                  (55)               (386)              (1,340)

 Dividends on common stock ($0.25, $0.21 and $0.05 per share,
  respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,551)             (1,186)                (236)

 Common stock canceled. . . . . . . . . . . . . . . . . . . . . . . .                   --                (507)                  (1)
                                                                                  --------             -------             --------
 Balance at end of year . . . . . . . . . . . . . . . . . . . . . . .             $ 45,611             $35,620             $ 26,227
                                                                                  ========             =======             ========
UNREALIZED SECURITIES LOSSES

 Balance at beginning of year . . . . . . . . . . . . . . . . . . . .             $     --

 Net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (4,112)
                                                                                  --------
 Balance at end of year . . . . . . . . . . . . . . . . . . . . . . .             $ (4,112)
                                                                                  ========
TREASURY STOCK

 10% Preferred Stock:

  Held at beginning of year . . . . . . . . . . . . . . . . . . . . .         --  $     --        940  $    (5)        --  $     --

  Shares acquired . . . . . . . . . . . . . . . . . . . . . . . . . .         --        --         --      --         940        (5)

  Shares canceled . . . . . . . . . . . . . . . . . . . . . . . . . .         --        --       (940)       5         --        --
                                                                       ---------  --------  ---------  -------  ---------  --------
  Held at end of year . . . . . . . . . . . . . . . . . . . . . . . .         --  $     --         --  $   --         940  $     (5)
                                                                       =========  ========  =========  =======  =========  ========
 Common Stock:

  Held at beginning of year . . . . . . . . . . . . . . . . . . . . .         --  $     --     96,798  $  (599)    96,470  $   (597)

  Shares acquired . . . . . . . . . . . . . . . . . . . . . . . . . .         --        --         --       --        358        (3)

  Shares canceled . . . . . . . . . . . . . . . . . . . . . . . . . .         --        --    (96,798)     599        (30)        1
                                                                       ---------  --------  ---------  -------  ---------  --------
  Held at end of year . . . . . . . . . . . . . . . . . . . . . . . .         --  $     --         --  $    --     96,798  $   (599)
                                                                       =========  ========  =========  =======  =========  ========
  Total treasury stock. . . . . . . . . . . . . . . . . . . . . . . .             $     --             $    --             $   (604)
                                                                                  ========             =======             ========
  Total stockholders' equity. . . . . . . . . . . . . . . . . . . . .             $ 81,961             $79,950             $ 50,753
                                                                                  ========             =======             ========

See accompanying notes to consolidated financial statements.

                             BANCFIRST CORPORATION
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)



                                                                                            YEAR ENDED DECEMBER 31,
                                                                                        -------------------------------
                                                                                          1994        1993       1992
                                                                                        --------    --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 11,597    $ 11,472   $ 11,161
 Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for possible loan losses . . . . . . . . . . . . . . . . . . . . . . . . .       380         251        700
  Depreciation and amortization. . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,011       2,577      2,131
  Net amortization of securities premiums and discounts. . . . . . . . . . . . . . . .     1,783       1,560      1,254
  Unrealized losses on other real estate owned . . . . . . . . . . . . . . . . . . . .         4         343        734
  (Increase) decrease in interest receivable . . . . . . . . . . . . . . . . . . . . .      (681)        193         82
  Increase (decrease) in interest payable. . . . . . . . . . . . . . . . . . . . . . .       530        (394)    (1,019)
  (Increase) decrease in deferred tax asset. . . . . . . . . . . . . . . . . . . . . .       477        (568)    (2,274)
  Other, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (1,765)        (27)    (2,294)
                                                                                        --------    --------   --------
   Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . .    15,336      15,407     10,475
                                                                                        --------    --------   --------
INVESTING ACTIVITIES
 Cash and due from banks from acquisitions . . . . . . . . . . . . . . . . . . . . . .       414       5,716        806
 Purchases of securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (71,577)    (82,349)   (70,874)
 Maturities of securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63,154      87,676     91,435
 Proceeds from sales of securities . . . . . . . . . . . . . . . . . . . . . . . . . .    14,517         872      1,162
 Net decrease in federal funds sold. . . . . . . . . . . . . . . . . . . . . . . . . .    13,281       6,103      9,649
 Purchases of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (9,968)    (11,460)   (22,068)
 Proceeds from sales of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51,298      55,318     44,714
 Net other increase in loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (73,949)    (77,403)   (67,577)
 Purchases of premises and equipment . . . . . . . . . . . . . . . . . . . . . . . . .    (9,158)     (2,390)    (1,008)
 Proceeds from the sale of other real estate owned and repossessed assets. . . . . . .     3,613       3,243        978
 Purchase of minority interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (1,121)       (645)        --
 Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (236)        252        150
                                                                                        --------    --------   --------
   Net cash used for investing activities. . . . . . . . . . . . . . . . . . . . . . .   (19,732)    (15,067)   (12,633)
                                                                                        --------    --------   --------
FINANCING ACTIVITIES
 Net increase in demand, transaction and savings deposits. . . . . . . . . . . . . . .     7,742      41,866     48,242
 Net increase (decrease) in certificates of deposits . . . . . . . . . . . . . . . . .     7,784     (38,565)   (36,978)
 Net increase (decrease) in securities sold under repurchase agreements and
  other short-term borrowings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (818)        869     (3,313)
 Principal repayments on notes payable . . . . . . . . . . . . . . . . . . . . . . . .        --     (13,983)    (6,000)
 Proceeds from borrowings on note payable. . . . . . . . . . . . . . . . . . . . . . .        --          --      6,000
 Principal repayments on long-term borrowings. . . . . . . . . . . . . . . . . . . . .        --          --       (113)
 Issuance of common stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30      14,448         10
 Purchase and retirement of common stock . . . . . . . . . . . . . . . . . . . . . . .        --          --         (8)
 Purchase and retirement of Floating Rate Preferred Stock. . . . . . . . . . . . . . .        --          --     (6,000)
 Redemption of 10% Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . .    (3,953)         --         --
 Cash dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (1,683)     (1,196)    (1,385)
 Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        --         (12)      (178)
                                                                                        --------    --------   --------
   Net cash provided by financing activities . . . . . . . . . . . . . . . . . . . . .     9,102       3,427        277
                                                                                        --------    --------   --------
 Net increase (decrease) in cash and due from banks. . . . . . . . . . . . . . . . . .     4,706       3,767     (1,881)
 Cash and due from banks at the beginning of the year. . . . . . . . . . . . . . . . .    48,858      45,091     46,972
                                                                                        --------    --------   --------
 Cash and due from banks at the end of the year. . . . . . . . . . . . . . . . . . . .   $53,564    $ 48,858   $ 45,091
                                                                                        ========    ========   ========
SUPPLEMENTAL DISCLOSURE
 Cash paid during the year for interest. . . . . . . . . . . . . . . . . . . . . . . .   $20,228    $ 17,533   $ 21,508
                                                                                        ========    ========   ========
 Cash paid during the year for income taxes. . . . . . . . . . . . . . . . . . . . . .   $ 5,579    $  3,889   $  2,084
                                                                                        ========    ========   ========

See accompanying notes to consolidated financial statements.

                           BANCFIRST CORPORATION
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          (DOLLARS IN THOUSANDS)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The accounting and reporting policies of BancFirst Corporation and its subsidiaries (the "Company") conform to generally accepted accounting principles and general practice within the banking industry. A summary of the significant accounting policies follows.

BASIS OF PRESENTATION

    The accompanying consolidated financial statements include the accounts of BancFirst Corporation, BancFirst Investment Corporation, BancFirst, Lenders Collection Corporation and National Express Corporation. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements. Certain amounts for 1993 and 1992 have been reclassified to conform with the 1994 presentation.

SECURITIES

    The Company's practice is to hold its securities to maturity and it does not engage in trading activities. Any sales of securities are to execute the Company's asset/liability management strategy, to eliminate a perceived credit risk in a specific security, or to provide liquidity. After January 1, 1994, securities that are being held for indefinite periods of time, or that may be sold as part of the Company's asset/liability management strategy, to provide liquidity or for other reasons, are classified as available for sale and are stated at estimated market value. Unrealized gains or losses on securities available for sale are reported as a component of stockholders' equity, net of income tax. Securities for which the Company has the intent and ability to hold to maturity are classified as held for investment and are stated at cost, adjusted for amortization of premiums and accretion of discounts computed under the interest method, unless such investments are considered permanently impaired, in which case they are adjusted to the lower of cost or market. Prior to January 1, 1994, all securities were classified as held for investment. Gains or losses from sales of securities are based upon the book value of the specific securities sold.

LOANS

    Loans are stated at the principal amount outstanding. Interest income on certain installment loans is recorded by use of a method which produces a reasonable approximation of a constant yield on the outstanding principal. Interest on all other loans is recognized based upon the principal amount outstanding.

    A loan is placed on nonaccrual status when, in the opinion of management, the future collectibility of interest and/or principal is in serious doubt. Interest income is recognized on certain of these loans on a cash basis if the full collection of the remaining principal balance is reasonably expected. Otherwise, interest income is not recognized until the principal balance is fully collected.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

    The allowance for possible loan losses is increased by annual provisions charged to operating expense and is reduced by net loan charge-offs. The provision for loan losses charged to operating expense is based on past loan loss experience and other factors which, in Management's judgment, deserve current recognition in estimating possible loan losses. Such other factors considered by Management include evaluations of known problem loans, levels of adversely classified and nonperforming loans, and general economic conditions.

                           BANCFIRST CORPORATION

PREMISES AND EQUIPMENT

    Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense and is computed by the use of the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred while improvements are capitalized. When assets are sold or otherwise retired, the cost and applicable accumulated depreciation are removed from the respective accounts and any resulting gain or loss is reflected in operations.

OTHER REAL ESTATE OWNED

    Other real estate owned is comprised of properties acquired through foreclosure proceedings or acceptance of a deed in lieu of foreclosure, loans secured by real estate which are in substance foreclosed and loans from sales of other real estate owned which do not satisfy the requirements of generally accepted accounting principles to be classified as loans. These properties and loans are carried at the lower of the recorded investment in the loan or the fair market value of the property based upon appraised value. Losses arising at the time of classification of such properties and loans as other real estate owned are charged directly to the allowance for possible loan losses. Losses from declines in value of the properties subsequent to classification as other real estate owned are charged directly to operating expense.

INTANGIBLE ASSETS

    Core deposit intangibles are amortized on a straight-line basis over the estimated useful lives of the core deposits. The excess of cost over the fair value of assets acquired (goodwill) is amortized on a straight-line basis over fifteen to twenty years. Organization cost and trademarks are amortized on a straight-line basis over five years and fifteen years, respectively.

INCOME TAXES

    The Company files a consolidated income tax return.   In January 1993, the
Company adopted Statement of Financial Accounting Standards No. 109 ("FAS 109"), "Accounting for Income Taxes." The adoption of FAS 109 changed the method of accounting for income taxes from the deferred method to an asset and liability approach. Under the asset and liability approach, deferred taxes are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, based upon the tax rates expected to apply to taxable income in the periods when the related temporary differences are expected to be realized. Prior to 1993, deferred income taxes were recognized for the differences between the period in which certain income and expense items were recognized for financial statement purposes and the period in which they affected taxable income.

EARNINGS PER COMMON SHARE

    Earnings per common share is computed by dividing net income, less preferred dividends requirement, by the weighted average of common shares and common stock equivalents outstanding, as restated for shares issued in business combinations accounted for as poolings of interests.

STATEMENT OF CASH FLOWS

    For purposes of the statement of cash flows, the Company considers cash and due from banks as cash equivalents.

                           BANCFIRST CORPORATION

    In 1994, in connection with the acquisition of First City Bank, the Company paid cash of $4,029, acquired assets of $37,177 and assumed liabilities of $33,132. The statement of cash flows for 1994 is presented net of the assets acquired and liabilities assumed.

    In 1993, in connection with the acquisition of United Bank and Trust of Norman and the mergers with Coweta Bancshares, Inc., First Stratford Bancorporation, Inc. and Weatherford Bancorporation, Inc. the Company issued common and preferred stock of $4,878, acquired assets of $103,338 and assumed liabilities of $100,008. The statement of cash flows for 1993 is presented net of the stock issued, assets acquired and liabilities assumed.

    In connection with the merger with First State Bank of Stroud in 1992, BancFirst issued common stock totaling $631, acquired assets of $15,052, and assumed liabilities of $14,421. The statement of cash flows for 1992 is presented net of the stock issued, assets acquired and liabilities assumed.

(2) FORMATION OF BANCFIRST CORPORATION, MERGERS AND ACQUISITIONS

    BancFirst Corporation was incorporated in Oklahoma in July 1984. In June 1985, it merged with seven Oklahoma bank holding companies and has conducted business as a bank holding company since that time. Additional mergers and acquisitions have been completed and, as a result, BancFirst Corporation is the surviving corporation along with the aforementioned subsidiaries, while the holding companies, banks and other companies that were merged or acquired ceased to exist as separate companies.

    In September 1992, First State Bank of Stroud, Oklahoma was merged into BancFirst. The merger was accomplished through the exchange of 54,340 shares of BancFirst common stock for all 220,000 shares outstanding of First State Bank common stock. H. E. Rainbolt, at that time the majority stockholder of the Company, also owned 98.35% of the stock of First State Bank. The merger was accounted for as a book value purchase, which is similar to the pooling of interests method, although the effect of the merger is included in the Company's consolidated financial statements from the date of the merger forward. First State Bank had total assets of $15,052 at the time of the merger and the merger did not have a material effect on the results of operations of the Company.

    In February 1993, BancFirst purchased the majority of the assets and assumed the majority of the liabilities of United Bank and Trust Company of Norman, Oklahoma, by assuming net liabilities, including acquisition costs, of $1,617. The assets acquired had a total value of $32,670. A core deposit intangible of $520 and goodwill of $1,097 were recorded in the acquisition. The acquisition was accounted for as a purchase. Accordingly, the effect of the acquisition is included in the Company's consolidated financial statements from the date of the acquisition forward. The acquisition did not have a material effect on the results of operations of the Company.

    On December 31, 1993 the Company completed mergers with Coweta Bancshares, Inc., First Stratford Bancorporation, Inc. and Weatherford Bancorporation, Inc. (the "Merged Companies"). The mergers were accomplished through the exchange of 406,091 shares of common stock and 15,809 shares of 10% Preferred Stock for all of the outstanding common and preferred stock of the Merged Companies. The Company and its officers and directors owned from 64% to 100% of the outstanding common stock of each of the Merged Companies. The mergers were accounted for as a book value purchase, which is similar to the pooling of interests method, although the effect of the mergers is included in the Company's consolidated financial statements from the date of the mergers forward. The Merged Companies had total assets of approximately $72,000 at the time of the mergers and the mergers did not have a material effect on the results of operations of the Company for 1993.

    In March 1994, the Company acquired First City Bank of Tulsa, Oklahoma, which had total assets of $37,177. The acquisition was for cash of $4,029, with First City Bank being merged into BancFirst. In a related transaction, the Company purchased the building in which First City Bank was located for $3,472. The acquisitions were accounted for as purchases. Accordingly, the effect of the acquisitions are included in the Company's

                           BANCFIRST CORPORATION
consolidated financial statements from the date of the acquisitions forward. The acquisitions did not have a material effect on the operations of the Company.

    In April 1994, the Company acquired certain of the assets of National Express Money Orders, Inc., a money order company operating in Oklahoma and Texas. The new business is operated as a subsidiary of BancFirst under the name National Express Corporation. The acquisition was for cash and was accounted for as a purchase. Accordingly, the effect of the acquisition is included in the Company's consolidated financial statements from the date of the acquisition forward. The assets acquired were not material in relation to the Company's financial position and the acquisition did not have a material effect on the operations of the Company.

    In July 1994, BancFirst Corporation purchased the minority interest in its bank subsidiary, BancFirst, for $1,121, which was 1.1 times the book value of the respective shares of BancFirst common stock at June 30, 1994. The excess of the cost over the book value of the stock acquired was $103.

    In October 1994, the Company entered into an agreement to acquire State National Bank of Marlow, Oklahoma. The acquisition was completed in March 1995. State National Bank had total assets of approximately $100,000 and net assets, after fair value adjustments, of approximately $16,500. The acquisition was for cash of $17,500 with an additional $500 placed in escrow pending the resolution of certain matters. State National Bank was immediately merged with BancFirst. The acquisition will be accounted for as a purchase. Accordingly, the effect of the acquisition will be included in the Company's consolidated financial statements from the date of the acquisition forward.

(3) DUE FROM BANKS AND FEDERAL FUNDS SOLD

    The Company maintains accounts with various other financial institutions and the Federal Reserve Bank, primarily for the purpose of clearing cash items. Also, it sells federal funds to certain of these institutions on an overnight basis. As a result, the Company had concentrations of credit risk in three institutions totaling $42,996 at December 31, 1994 and in two institutions totaling $36,847 at December 31, 1993. These institutions are selected based on the strength of their financial condition and their creditworthiness. No collateral is required on such balances.

    The Company is required, as a matter of law, to maintain a reserve balance on deposit with the Federal Reserve Bank. The average amount of reserves maintained for each of the years ended December 31, 1994 and 1993 was approximately $24,110 and $21,100, respectively.

(4) SECURITIES

    The Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("FAS 115"), effective January 1, 1994. FAS 115 requires that investments in debt securities be classified and accounted for in three categories: held for investment, available for sale, and trading. As a result of adopting FAS 115, the Company transferred approximately $183,000 from securities held for investment to securities available for sale. These securities were adjusted to market value, resulting in an initial unrealized net gain of $2,640 which increased stockholders' equity $1,716 on an after-tax basis. During 1994, the unrealized net gain became an unrealized net loss of $6,327 and the amount included in stockholders' equity decreased $5,828 to an unrealized net loss of $4,112. Prior to January 1, 1994, all securities were classified as held for investment.

                           BANCFIRST CORPORATION

     The table below summarizes the book values and estimated market values of securities held for investment:

                                                     GROSS       GROSS    ESTIMATED
                                          BOOK    UNREALIZED  UNREALIZED    MARKET
                                         VALUE       GAINS      LOSSES      VALUE
                                        --------  ----------  ----------  ---------
DECEMBER 31, 1994
U.S. Treasury........................   $  2,691    $ --        $   (54)   $  2,637
Other federal agencies...............      6,814        45         (272)      6,587
States and political subdivisions....      9,191        73         (173)      9,091
Other securities.....................      2,083      --             (3)      2,080
                                        --------    ------      -------    --------
     Total...........................   $ 20,779    $  118      $  (502)   $ 20,395
                                        ========    ======      =======    ========
DECEMBER 31, 1993
U.S. Treasury........................   $175,420    $1,803      $  (223)   $177,000
Other federal agencies...............     40,188     1,256          (66)     41,378
States and political subdivisions....     10,606       545          (24)     11,127
Other securities.....................      5,332        17           (3)      5,346
                                        --------    ------      -------    --------
     Total...........................   $231,546    $3,621      $  (316)   $234,851
                                        ========    ======      =======    ========
DECEMBER 31, 1992
U.S. Treasury........................   $124,956    $1,873      $  (153)   $126,676
Other federal agencies...............     57,491     2,017         (135)     59,373
States and political subdivisions....     14,426       674          (84)     15,016
Other securities.....................      7,128        29           (4)      7,153
                                        --------    ------      -------    --------
     Total...........................   $204,001    $4,593      $  (376)   $208,218
                                        ========    ======      =======    ========


    The table below summarizes the cost and estimated market values of securities available for sale:

                                                     GROSS       GROSS    ESTIMATED
                                          BOOK    UNREALIZED  UNREALIZED    MARKET
                                         VALUE       GAINS      LOSSES      VALUE
                                        --------  ----------  ----------  ---------
DECEMBER 31, 1994
U.S. Treasury........................   $178,192    $   24      $(5,825)   $172,391
Other federal agencies...............     28,209        82         (541)     27,750
States and political subdivisions....        814      --            (67)        747
Other securities.....................      1,377      --          --          1,377
                                        --------    ------      -------    --------
     Total...........................   $208,592    $  106      $(6,433)   $202,265
                                        ========    ======      =======    ========

                           BANCFIRST CORPORATION

     The maturities of securities held for investment and available for sale are summarized below. Actual maturities may differ from contractual maturities due to obligations that are called or prepaid.

                                                              DECEMBER 31,
                                               ------------------------------------------
                                                       1994                 1993
                                               --------------------  --------------------
                                                          ESTIMATED             ESTIMATED
                                                 BOOK      MARKET      BOOK      MARKET
                                                 VALUE      VALUE      VALUE      VALUE
                                               --------   ---------  --------   ---------
HELD FOR INVESTMENT
Contractual maturity of debt securities:
     Within one year.......................    $  4,242   $  4,231   $ 68,876   $ 69,743
     After one year but within five years..      10,452     10,339    146,378    148,506
     After five years but within ten years.       4,654      4,456      3,116      3,316
     After ten years.......................       1,431      1,369     11,935     12,045
                                               --------   --------   --------   --------
          Total debt securities............      20,779     20,395    230,305    233,610
Equity securities..........................       --          --        1,241      1,241
                                               --------   --------   --------   --------
          Total............................    $ 20,779   $ 20,395   $231,546   $234,851
                                               ========   ========   ========   ========

                                                          ESTIMATED
                                                            MARKET
                                                 COST       VALUE
                                               --------   ---------
AVAILABLE FOR SALE
Contractual maturity of debt securities:
     Within one year.......................    $ 66,312   $ 65,827
     After one year but within five years..     126,009    120,663
     After five years but within ten years.       2,792      2,750
     After ten years.......................      12,102     11,648
                                               --------   --------
          Total debt securities............     207,215    200,888
Equity securities..........................       1,377      1,377
                                               --------   --------
          Total............................    $208,592   $202,265
                                               ========   ========

Sales of securities are summarized below:

                                      YEAR ENDED DECEMBER 31,
                                    -------------------------
                                      1994     1993     1992
                                    -------    ----    ------
Proceeds.........................   $14,517    $872    $1,162
Gross gains realized.............        74      24        86
Gross losses realized............        69      --        11

     Securities having book values of $160,556, $151,606 and $155,779 at December 31, 1994, 1993 and 1992, respectively, were pledged to secure public funds on deposit, repurchase agreements and for other purposes as required or permitted by law.

                           BANCFIRST CORPORATION

(5)   LOANS AND ALLOWANCE FOR POSSIBLE LOAN LOSSES

      The following is a schedule of loans outstanding by category:

                                            DECEMBER 31, 1994    DECEMBER 31, 1993
                                            ------------------   ------------------
                                             AMOUNT    PERCENT    AMOUNT    PERCENT
                                            --------   -------   --------   -------
Commercial and industrial................   $112,750    21.59%   $ 84,866    18.20%
Agriculture..............................     24,492     4.69      21,943     4.71
State and political subdivisions:
     Taxable.............................        950     0.18       1,056     0.23
     Tax-exempt..........................      6,121     1.17       9,063     1.94
Oil and gas production...................      6,049     1.16       5,965     1.28
Real Estate:
     Construction........................     29,760     5.70      19,258     4.13
     Farmland............................     15,289     2.93      16,340     3.50
     One to four family residences.......    116,655    22.33     107,702    23.10
     Multifamily residential properties..     10,863     2.08       9,247     1.98
     Commercial..........................     99,336    19.02      95,901    20.56
Consumer.................................     62,542    11.97      56,422    12.10
Guaranteed student loans.................     30,491     5.84      29,725     6.37
Credit card receivables..................      1,451     0.28       1,449     0.31
Other....................................      6,480     1.24       8,350     1.79
                                            --------   ------    --------   ------
                                             523,229              467,287
Unearned interest........................       (915)   (0.18)       (931)   (0.20)
                                            --------   ------    --------   ------
     Total loans.........................   $522,314   100.00%   $466,356   100.00%
                                            ========   ======    ========   ======

     The Company's loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans is based upon the Company's underwriting standards and management's credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company's interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company's loan portfolio is provided for in the allowance for possible loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers.

     Changes in the allowance for possible loan losses are summarized as follows:

                                          YEAR ENDED DECEMBER 31,
                                        ----------------------------
                                         1994      1993       1992
                                        ------    -------    -------
Balance at beginning of year.........   $9,027    $ 7,202    $ 5,967
                                        ======    =======    =======
Charge-offs..........................     (919)    (1,154)    (1,035)
Recoveries...........................      924        905        803
                                        ------    -------    -------
     Net (charge-offs) recoveries....        5       (249)      (232)
                                        ------    -------    -------
Provisions charged to operations.....      380        251        700
Additions from acquisitions..........      317      1,823        767
                                        ------    -------    -------
     Total additions.................      697      2,074      1,467
                                        ------    -------    -------
Balance at end of year...............   $9,729    $ 9,027    $ 7,202
                                        ======    =======    =======

                          BANCFIRST CORPORATION

    BancFirst has made loans in the ordinary course of business, to the executive officers and directors of the Company and to certain affiliates of these executive officers and directors. Management believes that all such loans were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons and do not represent more than a normal risk of collectibility or present other unfavorable features.
A summary of these loans is as follows:

                    BALANCE                            BALANCE
    YEAR ENDED     BEGINNING                AMOUNTS    END OF
    DECEMBER 31,    OF YEAR    ADDITIONS   COLLECTED    YEAR
    ------------   ---------   ---------   ---------   -------
       1992          $  390      $1,058       $378      $1,070
       1993           1,070         222        242       1,050
       1994           1,050         581        441       1,190

Interest income attributable to related party loans amounted to $63, $68 and $67, in 1994, 1993 and 1992, respectively.

    Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" ("FAS 114"), was issued in May 1993.
This new accounting standard requires that impaired loans be measured based upon the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company plans to adopt FAS 114 in January 1995. The adoption of FAS 114 is not expected to have a material effect on the financial position or results of operation of the Company.

(6) PREMISES AND EQUIPMENT

    The following is a summary of premises and equipment by classification:

                                                              DECEMBER 31,
                                                          --------------------
                                                            1994        1993
                                                          --------    --------
    Land...............................................   $  5,883    $  4,602
    Buildings..........................................     26,644      19,454
    Furniture, fixtures and equipment..................     14,195      13,576
    Accumulated depreciation...........................    (20,260)    (18,939)
                                                          --------    --------
         Total.........................................   $ 26,462    $ 18,693
                                                          ========    ========

(7) INTANGIBLE ASSETS

    The following is a summary of intangible assets, net of accumulated amortization:

                                                              DECEMBER 31,
                                                           ------------------
                                                            1994        1993
                                                           ------      ------
    Excess of cost over fair value of assets acquired...   $6,298      $6,565
    Core deposit intangibles............................    1,641       1,180
    Organization costs..................................        9          18
    Trademarks..........................................       12          13
                                                           ------      ------
         Total..........................................   $7,960      $7,776
                                                           ======      ======

                          BANCFIRST CORPORATION

(8)   TIME DEPOSITS

      Certificates of deposit in denominations of $100 or more totaled $57,327 and $51,707 at December 31, 1994 and 1993, respectively.

(9)   NOTE PAYABLE

      In October 1992, the Company entered into a Modification, Renewal and Extension Agreement (the "Modification") related to the note payable which originated in December 1991, and borrowed an additional $6,000 for the purpose of financing the purchase and retirement of its Floating Rate Preferred Stock. Under the terms of the Modification, the note payable carried interest at prime plus 1%. Interest payments were due on: December 16, 1992; March 16, 1993; June 16, 1993; September 16, 1993; and December 16,
1993. Principal payments of $2,000 each were due on December 16, 1992 and May 16, 1993. The note matured on December 16, 1993 but could be renewed annually until December 16, 1997, at the option of the lender, after principal payments of $2,000 at each maturity date. Collateral for the note consisted of all the common stock of BancFirst owned by the Company and the
guaranty of the majority stockholder of the Company.   The loan agreement
contained restrictive covenants regarding levels of capital, issuance of additional capital stock, additional indebtedness, liens and encumbrances on assets, salaries, bank dividends, redemption of bank stock, investments, mergers, disposal of assets and shareholder loans. The Company paid this note in full in April 1993 using a portion of the proceeds from its public stock offering.

      In August 1993, the Company entered into a $10,000 line of credit agreement to be used specifically for acquisitions. The line of credit matured June 1, 1994, but was renewed to June 1, 1995 and may be renewed annually until June 1, 1998. Borrowings under the line of credit would bear interest at prime rate. Collateral for the line of credit consists of the shares of BancFirst common stock owned by BancFirst Corporation. The line of credit agreement contains restrictive covenants regarding the issuance of additional capital stock, additional indebtedness, liens and encumbrances, salaries, dividends and mergers. As of the date of this report, no advances have been made under the line of credit.

(10)  LONG-TERM BORROWINGS

      Long-term borrowings in 1992 consisted of a mortgage note at 4% above the six month Treasury Bill rate, payable in monthly installments, with no prepayments allowed. The note was secured by the real estate for one of the Company's branch locations. The note matured and was paid in October 1992.

(11)  INCOME TAXES

      The components of the Company's income tax expense are as follows:

                                                           YEAR ENDED DECEMBER 31,
                                                       ------------------------------
                                                         1994       1993       1992
                                                       --------   --------   --------
Current taxes: Federal..............................   $(5,554)   $(3,144)   $(2,206)
                 State..............................      (638)      --         --
Deferred taxes......................................      (354)      (818)      --
                                                       -------    -------    -------
     Income tax expense.............................    (6,546)    (3,962)    (2,206)
Cumulative effect on prior years from adoption of
     new accounting principle for income taxes......      --        1,318       --
Tax benefit from utilization of net operating
     loss carryforward..............................      --         --        2,206
                                                       -------    -------    -------
     Total income taxes.............................   $(6,546)   $(2,644)   $   --
                                                       =======    =======    =======

                          BANCFIRST CORPORATION

  The tax expense for 1994 reflects the return of the Company to a fully taxable basis, with a limited amount of net operating loss carryforwards available to reduce taxable income. The remainder of the Company's state tax net operating loss carryforwards were fully utilized in 1994 and state tax expense of $638 was recognized.

  In January 1993, the Company adopted FAS 109. The cumulative effect on prior years of the change in accounting for income taxes was recorded with a corresponding increase in the Company's deferred tax asset. The Company realized current taxable income for 1993, which was partially offset by the utilization of tax net operating loss carryforwards and alternative minimum tax credit carryforwards. Deferred tax expense was recognized for the change in temporary differences during the year, which was partially offset by an adjustment to the deferred tax asset to reflect the increase in the federal statutory tax rate from 34% to 35%.

  The Company realized current taxable income for 1992. This taxable income was partially offset by the utilization of a portion of the Company's tax net operating loss carryforwards. In addition, the Company utilized a portion of its alternative minimum tax credit carryforwards to further reduce the amount of current tax expense recognized. The tax benefit from the utilization of financial net operating loss carryforward, reported as an extraordinary item, was recognized by recording a corresponding deferred tax asset.

  At December 31, 1994, the Company had net operating loss carryforwards for tax purposes of approximately $594. If not utilized, the tax net operating loss carryforwards will expire as follows: $9 in 1999, $165 in 2000 and 2001, $110 in 2003, and $145 in 2004.

  A reconciliation of tax expense at the federal statutory tax rate applied to income before taxes follows:

                                                           YEAR ENDED DECEMBER 31,
                                                       ------------------------------
                                                         1994       1993       1992
                                                       --------   --------   --------
Tax expense at the federal statutory tax rate.......   $(6,344)   $(4,841)   $(3,795)
(Increase) decrease in tax expense from:
     Tax-exempt income, net.........................       500        546        666
     Excess cost amortization.......................      (288)      (248)      (239)
     Alternative minimum tax credit carryforward
       utilized.....................................        58        384        815
     Net operating loss carryforward utilized.......      --         --        2,206
     Adoption of new accounting principle for
       income taxes.................................      --        1,318       --
     State tax expense, net of federal tax benefit..      (396)      --         --
     Other, net.....................................       (76)       197        347
                                                       -------    -------    -------
     Total tax expense..............................   $(6,546)   $(2,644)   $  --
                                                       =======    =======    =======

                         BANCFIRST CORPORATION

    The net deferred tax asset consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                                1994     1993
                                                              -------   ------
    Provisions for possible loan losses....................   $ 2,681   $2,508
    Unrealized net loss on securities available for sale...     2,214       --
    Write-downs of other real estate owned.................       161      475
    Net operating loss carryforwards.......................       208      235
    Provision for contingent losses........................        88      112
    Other..................................................       210      147
                                                              -------   ------
    Gross deferred tax assets..............................     5,562    3,477
                                                              -------   ------
    Depreciation...........................................      (868)    (585)
    Other..................................................      (182)    (118)
                                                              -------   ------
    Gross deferred tax liabilities.........................    (1,050)    (703)
                                                              -------   ------
    Net deferred tax asset.................................   $ 4,512   $2,774
                                                              =======   ======


     Income tax expense applicable to securities transactions approximated $2, $9 and $15 for the years ended December 31, 1994, 1993 and 1992, respectively. Prior to 1993, the principal timing differences between financial income and taxable income of the Company were the provision for possible loan losses and write-downs of other real estate owned.

(12) EMPLOYEE BENEFITS

     In May 1986, the Company adopted the BancFirst Corporation Employee Stock Ownership and Thrift Plan (the "Plan") effective January 1, 1985. The Plan covers all eligible employees, as defined in the Plan, of the Company and its subsidiaries. The Plan allows employees to defer up to 15% of their base salary, of which the Company may match 50%, but not to exceed 3% of their base salary. In addition, the Company may make discretionary contributions to the Plan, as determined by the Company's Board of Directors. The aggregate amounts of contributions by the Company to the Plan for the years ended December 31, 1994, 1993 and 1992, were approximately $582, $595 and $527, respectively.

     The Company also adopted a nonqualified stock option plan in May 1986. The maximum number of common shares approved to be issued under the plan is 500,000. The options are exercisable beginning four years from the date of grant at the rate 25% per year for four years and expire at the end of eleven years from the date of grant. Options currently outstanding will become exercisable through the year 2001. The option price must be no less than 100% of the fair market value of the stock relating to such option. A summary of the number of options outstanding follows.

                         BANCFIRST CORPORATION

                                                              YEAR ENDED DECEMBER 31,
                                                            ---------------------------
                                                             1994      1993      1992
                                                            -------   -------   -------
    Beginning of year....................................   381,000   400,000   424,500
    Options issued (average option price $14.19, $16.06
      and $7.87, respectively)...........................    45,000    11,000    68,000
    Options exercised (average option price $6.79 and
      $6.80, respectively)...............................    (4,375)  (25,000)       --
    Options canceled.....................................        --    (5,000)  (92,500)
                                                            -------   -------   -------
    End of year..........................................   421,625   381,000   400,000
                                                            =======   =======   =======

      At December 31, 1994 there were 208,125 shares eligible to be exercised at an option price per share of $6.50 to $7.00.

(13)  STOCKHOLDERS' EQUITY

      The following is a description of the capital stock of the Company:

      (a) 10% Preferred Stock: cumulative dividends, non-voting; $5 par value, redeemable at the Company's option at $5 per share plus accumulated dividends; 900,000 shares authorized. Shares issued were 779,668 shares at December 31, 1993 and 765,739 at December 31, 1992. Shares outstanding were 779,668 shares at December 31, 1993 and 764,799 shares at December 31, 1992. This issue of preferred stock was redeemed in February 1994 for the par value plus accumulated dividends of $0.07 per share.

      (b) Floating Rate Preferred Stock: cumulative dividends, non-voting; $100 par value, redeemable at the Company's option at $100 per share plus accumulated dividends; 100,000 shares authorized. Dividends are payable quarterly in an amount equal to 75% of the floating prime rate of interest, with a maximum rate of 15% and a minimum rate of 7% as determined on December 31 of each year, and are senior to dividends on the 10% Preferred Stock. This issue of preferred stock was purchased and retired by the Company in October 1992.

      (c) Common stock: $1 par value; 6,800,000 shares authorized. Shares issued and outstanding were 6,202,814 shares at December 31, 1994 and 6,198,439 shares at December 31, 1993.

      In April 1993, the Company completed a public offering of its common stock and issued 1,010,950 new shares. The offering price was $15.00 per share and the net proceeds to the Company, after expenses of the offering, was approximately $13,900. A portion of the proceeds was used to retire the Company's note payable.

      In connection with the acquisition of Arbuckle Bancorp, Inc. in 1987, 45,634 shares of common stock were placed in escrow to be issued over a three-year period upon the satisfaction of certain conditions. Stock issued from the escrow was recorded at the fair market value as of the date of issuance and increased the excess of cost over the fair value of assets acquired. During 1991, 5,285 shares were issued with a value of $15 and 11 fractional shares were paid in cash. During 1993, certain matters regarding the escrowed stock were resolved, and 21,973 shares were issued with a value of $352 and 15 fractional shares were paid in cash. The escrow was then terminated.

                         BANCFIRST CORPORATION

      In January 1992, the Company entered into a Stock Option Agreement with the owner of the Floating Rate Preferred Stock, which gave the Company the option to purchase and retire all 100,000 shares of the stock for $6,000. In October 1992, the Company exercised its option and the stock was purchased and retired using funds provided by an additional borrowing under the Company's note payable. This transaction increased common capital surplus $4,000 and eliminated $2,174 of accumulated preferred dividends. The combined effect was an increase in book value per common share of approximately $1.31.

      Prior to 1992, dividends on the Company's preferred stock and common stock were limited by depressed earnings, regulatory commitments and loan covenants. In October 1992, the Company's Floating Rate Preferred Stock was redeemed. In December 1992, the Company paid all accumulated 10% Preferred Stock dividends in arrears and resumed the regular semi-annual dividend on the 10% Preferred Stock. In addition, the Company resumed regular quarterly common dividends in December 1992. The 10% Preferred Stock was redeemed in February 1994.

      BancFirst Corporation's ability to pay dividends is dependent upon dividend payments received from BancFirst. Banking regulations limit bank dividends based upon net earnings retained and minimum capital requirements. Dividends in excess of these requirements require regulatory approval.

(14)  NET INCOME PER COMMON SHARE

      Net income per common share is calculated as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                            ---------------------------
                                                             1994      1993      1992
                                                            -------   -------   -------
    Net income...........................................   $11,597   $11,472   $11,161
                                                            -------   -------   -------
    Less preferred dividends:
         10% Preferred Stock.............................       (55)     (386)     (383)
         Floating Rate Preferred Stock...................        --        --      (525)
                                                            -------   -------   -------
                                                                (55)     (386)     (908)
                                                            -------   -------   -------
    Net income applicable to common shareholders.........   $11,542   $11,086   $10,253
                                                            =======   =======   =======
    Average common shares and common stock equivalents
    outstanding (in thousands)...........................     6,400     5,513     4,717
                                                            =======   =======   =======
    Net income per common share (primary and fully
      diluted)...........................................   $  1.80   $  2.01   $  2.17
                                                            =======   =======   =======

      Average common shares and common stock equivalents for 1994 includes shares relating to stock options exercisable within the next five years.

      The 10% Preferred Stock was redeemed in February 1994. The Floating Rate Preferred Stock dividends ceased accumulating and were eliminated when the stock was purchased and retired in October 1992. Net income per common share for the year ended December 31, 1992, excluding the Floating Rate Preferred Stock dividend, would have been $2.28.

                         BANCFIRST CORPORATION

(15)  ACCUMULATED PREFERRED DIVIDENDS

      Preferred dividends accumulated and unpaid as of each year end is as follows:

                                                          YEAR ENDED
                                                          DECEMBER 31,
                                                         --------------
                                                          1993    1992
                                                         -----    -----
    10% Preferred Stock...............................   $ 195    $ 191
                                                         =====    =====
    Equivalent amount per common share outstanding....   $0.03    $0.04
                                                         =====    =====

      The 10% Preferred Stock dividends accumulated and unpaid as of December 31, 1993 and 1992 were paid on the scheduled due dates in January 1994 and 1993. In February 1994, the 10% Preferred Stock was retired.

                          BANCFIRST CORPORATION

(16)  CONDENSED PARENT COMPANY FINANCIAL STATEMENTS

                              BALANCE SHEET

                                                   DECEMBER 31,
                                                ------------------
                                                  1994      1993
                                                -------    -------
ASSETS
     Cash....................................   $   307    $ 3,080
     Investment in subsidiaries, at equity...    76,605     71,818
     Intangible assets.......................     4,659      5,394
     Deferred tax asset......................       210        224
     Other assets............................       593         55
                                                -------    -------
          Total assets.......................   $82,374    $80,571
                                                =======    =======
LIABILITIES AND STOCKHOLDERS' EQUITY
     Liabilities.............................   $   413    $   621
     Stockholders' equity....................    81,961     79,950
                                                -------    -------
          Total liabilities and
            stockholders' equity.............   $82,374    $80,571
                                                =======    =======

                            STATEMENT OF INCOME

                                                          YEAR ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1994      1993      1992
                                                        -------   -------   -------
OPERATING INCOME
     Dividends from subsidiaries.....................   $ 4,236   $ 5,642   $ 8,451
     Interest........................................        22       137        47
     Other...........................................         2        65        12
                                                        -------   -------   -------
          Total operating income.....................     4,260     5,844     8,510
                                                        -------   -------   -------
OPERATING EXPENSE
     Salaries and employee benefits..................        --        --        75
     Interest........................................        39       245       748
     Amortization....................................       811       751       751
     Other...........................................        31        38         9
                                                        -------   -------   -------
          Total operating expense....................       881     1,034     1,583
                                                        -------   -------   -------
Income before income taxes, equity in undistributed
  earnings of subsidiaries, extraordinary items and
  cumulative effect of change in accounting
  principle..........................................     3,379     4,810     6,927
Allocated income tax benefit.........................       364     1,040     1,477
                                                        -------   -------   -------
Income before equity in undistributed earnings of
  subsidiaries, extraordinary items and cumulative
  effect of change in accounting principle...........     3,743     5,850     8,404
Equity in undistributed earnings of subsidiaries
  before extraordinary items.........................     7,854     4,304       551
                                                        -------   -------   -------
Income before extraordinary items and cumulative
  effect in accounting principle.....................    11,597    10,154     8,955
Extraordinary item -- tax benefit from utilization
  of net operating loss carryforward.................        --        --     2,206
Cumulative effect on prior years from adoption of
  new accounting principle for income taxes..........        --     1,318        --
                                                        -------   -------   -------
     Net income......................................   $11,597   $11,472   $11,161
                                                        =======   =======   =======

                          BANCFIRST CORPORATION

                           STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                1994       1993      1992
                                                              --------   --------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income............................................   $ 11,597   $ 11,472   $11,161
          Adjustments to reconcile net income to net cash
            provided (used) by operating activities:
               Depreciation and amortization...............        811        751       751
               Net income of subsidiaries..................    (12,180)   (10,198)   (9,167)
               Minority interest in income of subsidiaries.         90        252       165
               (Increase) decrease in deferred tax asset...         14      2,050    (2,274)
               Other, net..................................       (590)    (3,741)      117
                                                              --------   --------   -------
          Net cash provided (used) by operating activities.       (258)       586       753
                                                              --------   --------   -------
INVESTING ACTIVITIES
     Cash dividends received from subsidiaries.............      4,236      5,642     8,451
     Purchases of stock of subsidiaries....................     (1,121)    (3,145)       (3)
     Cash from mergers.....................................         --        141        --
     Other, net............................................        (24)        --        --
                                                              --------   --------   -------
          Net cash provided by investing activities........      3,091      2,638     8,448
                                                              --------   --------   -------
FINANCING ACTIVITIES
     Principal repayments on notes payable.................         --    (13,983)   (6,000)
     Proceeds from borrowings on note payable..............         --         --     6,000
     Issuance of common stock..............................         30     14,096        10
     Purchase and retirement of Floating Rate Preferred
       Stock...............................................         --         --    (6,000)
     Redemption of 10% Preferred Stock.....................     (3,953)        --        --
     Purchase of common stock..............................         --     (1,613)       --
     Cash dividends paid...................................     (1,683)    (1,196)   (1,384)
                                                              --------   --------   -------
          Net cash used by financing activities............     (5,606)    (2,696)   (7,374)
                                                              --------   --------   -------
Net increase (decrease) in cash............................     (2,773)       528     1,827
Cash at the beginning of the year..........................      3,080      2,552       725
                                                              --------   --------   -------
Cash at the end of the year................................   $    307   $  3,080   $ 2,552
                                                              ========   ========   =======
SUPPLEMENTAL DISCLOSURE
Cash paid during the year for interest.....................   $     54   $    326   $   759
                                                              ========   ========   =======
Cash received during the year for income taxes, net........   $   (220)  $   (796)  $(1,537)
                                                              ========   ========   =======

                          BANCFIRST CORPORATION

(17) RELATED PARTY TRANSACTIONS

     BancFirst provides item processing and correspondent services to
affiliated institutions.   At December 31, 1994 and 1993, balances due to
these institutions totaled $224 and $673, respectively. Service charges to these affiliate institutions for December 31, 1994, 1993 and 1992 totaled $131, $312 and $396, respectively.

     The Company purchases supplies, furniture and equipment from an affiliated company. During the years ended December 31, 1994, 1993 and 1992, such purchases totaled $179, $341 and $484, respectively.

     The Company also sells credit life and credit accident and health insurance policies for an affiliated insurance company. The Company retains a 40% commission for such sales, which is the maximum amount permitted by law. Net premiums paid to the affiliated insurance company for the years ended December 31, 1994, 1993 and 1992 were $564, $602 and $522, respectively.

     Refer to note (5) for information regarding loan transactions with related parties.

(18) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include loan commitments and standby letters of credit which involve elements of credit and interest rate risk to varying degrees. The Company's exposure to credit loss in the event of nonperformance by the other party to the instrument is represented by the instrument's contractual amount. To control this credit risk, the Company uses the same underwriting standards as it uses for loans recorded on the balance sheet. The amounts of financial instruments with off-balance-sheet risk are as follows:

December 31,

                                                       DECEMBER 31,
                                              -----------------------------
                                                1994       1993      1992
                                              --------   --------   -------
    Loan commitments.......................   $102,590   $ 50,308   $35,792
    Letters of credit......................     10,953      8,347     4,530


     Loan commitments are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These instruments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the instruments are expected to expire without being drawn upon, the total amounts do not necessarily represent commitments that will be funded in the future.

     During 1993, the Company leased the office space for its main office under a lease expiring in 2009. The Company had the right of first refusal if the building was offered for sale. If the building was not sold by March 1999, then the Company had the option to purchase the building at its market price. The lease also contained provisions for rental escalation based upon increases in operating expenses of the building and for the base rental rate to be adjusted beginning in 1996. The Company purchased the building in February 1994 for $2,800. The Company also leases office space in one other building and two parcels of land on which it owns buildings. These leases expire at various dates through 2016. The future minimum rental payments under these leases are as follows:

                             BANCFIRST CORPORATION

    YEAR ENDING DECEMBER 31:
              1995                                $   83
              1996                                    70
              1997                                    70
              1998                                    70
              1999                                    70
          Later years                                928
                                                  ------
              Total                               $1,291
                                                  ======

Rental expense on all property and equipment rented, including those rented on a monthly or temporary basis, totaled $176, $293 and $286 during 1994, 1993 and 1992, respectively.

     The Company is a defendant in legal actions arising from normal business activities. During 1992, the Company accrued estimated amounts to settle certain of these actions. Management believes that all other legal actions against the Company are without merit or that the ultimate liability, if any, resulting from them will not materially affect the Company's financial position or results of operations.

(19) FAIR VALUES OF FINANCIAL INSTRUMENTS

     The fair values reported below for financial instruments are based on a variety of factors. In some cases, fair values represent quoted market prices for identical or comparable instruments. In other cases, fair values have been estimated based on assumptions concerning the amount and timing of estimated future cash flows and assumed discount rates reflecting varying degrees of risk. Accordingly, the fair values may not represent actual values of the financial instruments that could have been realized as of year end or that will be realized in the future.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND DUE FROM BANKS; FEDERAL FUNDS SOLD

     The carrying amount of these short-term instruments is a reasonable estimate of fair value.

SECURITIES

     For securities, fair values are based on quoted market prices or dealer quotes, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

LOANS

     For certain homogeneous categories of loans, such as some residential mortgages, fair value is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. For residential mortgage loans held for sale, guaranteed student loans and participations in pools of credit card receivables, the carrying amount is a reasonable estimate of fair value. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

                             BANCFIRST CORPORATION

DEPOSIT LIABILITIES

     The fair value of transaction and savings accounts is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

SECURITIES SOLD UNDER REPURCHASE AGREEMENTS AND OTHER SHORT-TERM BORROWINGS

     The amount payable on these short-term instruments is a reasonable estimate of fair value.

LOAN COMMITMENTS AND LETTERS OF CREDIT

     The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the terms of the agreements. The fair value of letters of credit is based on fees currently charged for similar agreements.

     The estimated fair values of the Company's financial instruments are as follows:

                                                                         DECEMBER 31,
                                                          -----------------------------------------
                                                                  1994                 1993
                                                          -------------------   -------------------
                                                          CARRYING    FAIR      CARRYING    FAIR
                                                           AMOUNT     VALUE      AMOUNT     VALUE
                                                          --------   --------   --------   --------
FINANCIAL ASSETS
     Cash and due from banks...........................   $ 53,564   $ 53,564   $ 48,858   $ 48,858
     Federal funds sold................................     28,260     28,260     40,570     40,570
     Securities........................................    223,044    222,660    231,546    234,851
     Loans:
          Loans (net of unearned interest).............    522,314               466,356
          Allowance for possible loan losses...........     (9,729)               (9,027)
                                                          --------              --------
               Loans, net..............................    512,585    508,911    457,329    460,853
FINANCIAL LIABILITIES
     Deposits..........................................    784,851    783,193    736,686    736,825
     Securities sold under repurchase agreements and
     other short-term borrowings.......................        117        117        935        935
OFF-BALANCE SHEET FINANCIAL INSTRUMENTS
     Loan commitments..................................                   672                   395
     Letters of credit.................................                    81                    67

                              BANCFIRST CORPORATION

Unaudited Consolidated Balance Sheet and the Related Unaudited Consolidated Statements of Income at September 30, 1995 and for the Nine Months Ended September 30, 1995.

                              BANCFIRST CORPORATION
                            CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)

                                                    SEPTEMBER 30,
                                              ----------------------    DECEMBER 31,
                                                1995           1994         1994
                                              -------       --------    -----------
ASSETS
Cash and due from banks                      $57,919         $59,033      $53,564
Interest-bearing deposits with banks              65             --           --
Securities:
  Held for investment, at cost
  (market value: $42,643, $22,189
  and $20,395, respectively)                  42,148          22,333       20,779
  Available for sale, at market              213,201         209,786      202,265
value
Federal funds sold                            17,368          24,965       28,260
Loans:
  Total Loans (net of unearned
   interest)                                 604,642         510,106      522,314

  Allowance for possible loan losses         (10,338)         (9,585)      (9,729)
                                            --------        --------     --------
     Loans, net                              594,304         500,521      512,585
Premises and equipment, net                   27,729          26,713       26,462
Other real estate owned                        2,149           2,091        2,183
Intangible assets, net                         8,195           8,267        7,960
Accrued interest receivable                   10,293           8,387        8,518
Other assets                                   7,858           9,917       10,339
                                            --------        --------     --------
  Total assets                              $981,229        $872,013     $872,915
                                            ========        ========     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Noninterest-bearing                    $173,346        $167,411    $ 168,426
     Interest-bearing                        693,684         617,601      616,425
                                            --------        --------     --------
       Total deposits                        867,030         785,012      784,851
Securities sold under repurchase
  agreements and other short-term
  borrowings                                  11,532              34          117
Long-term borrowings                             810              --          --
Accrued interest payable                       3,434           2,197        2,089
Other liabilities                              3,629           3,681        3,897
                                            --------        --------     --------
  Total liabilities                          886,435         790,924      790,954
                                            --------        --------     --------
Commitments and contingent liabilities
Stockholders' equity:
  Common stock (shares issued:
   6,210,624, 6,202,814 and 6,202,814,
   respectively)                               6,211           6,203        6,203
  Capital surplus                             34,408          34,259       34,259
  Retained earnings                           53,293          43,089       45,611
  Unrealized securities gains
   (losses), net of tax                          882          (2,462)      (4,112)
                                            --------        --------     --------
       Total stockholders' equity             94,794          81,089       81,961
                                            --------        --------     --------
       Total liabilities and
         stockholders' equity               $981,229        $872,013     $872,915
                                            ========        ========     ========

See accompanying notes to consolidated financial statements.

                             BANCFIRST CORPORATION
                       CONSOLIDATED STATEMENT OF INCOME
                 (Dollars in thousands, except per share data)

                                             THREE MONTHS ENDED         NINE MONTHS ENDED
                                                 SEPTEMBER 30,              SEPTEMBER 30,
                                             --------------------       -------------------
                                              1995          1994         1995         1994
                                             -------     --------       -------     -------
INTEREST INCOME
Loans, including fees                         $15,060     $11,763        $42,711    $33,017
Interest-bearing deposits with banks                1          --              9         --
Securities:
  Taxable                                       3,585       3,168         10,184      9,223
  Tax-exempt                                      151         150            446        457
Federal funds sold                                363         360          1,226      1,008
                                              -------     -------        -------    -------
    Total interest income                      19,160      15,441         54,576     43,705
                                              -------     -------        -------    -------
INTEREST EXPENSE
Deposits                                        7,809       5,322         22,329     14,951
Securities sold under repurchase
 agreements and other short-term
 borrowings                                        20           4             58         16
Line of credit                                    --           10            --          29
                                              -------     -------        -------    -------
   Total interest expense                       7,829       5,336         22,387     14,996
                                              -------     -------        -------    -------
Net interest income                            11,331      10,105         32,189     28,709
Provision for possible loan losses                150         321            408         49
                                              -------     -------        -------    -------
  Net interest income after provision
    for possible loan losses                   11,181       9,784         31,781     28,660
                                              -------     -------        -------    -------
NONINTEREST INCOME
Service charges on deposits                     1,987       1,943          5,909      5,727
Securities transactions                            48          (1)           111         (1)
Other                                           1,145         857          3,153      2,688
                                              -------     -------        -------    -------
    Total noninterest income                    3,180       2,799          9,173      8,414
                                              -------     -------        -------    -------
NONINTEREST EXPENSE
Salaries and employee benefits                  5,141       4,524         14,970     13,134
Occupancy and fixed assets expense, net           550         516          1,475      1,293
Depreciation                                      431         440          1,374      1,288
Amortization                                      397         325          1,071        949
Data processing services                          284         325            878      1,061
Net (income) expense from other real
 estate owned                                      16         (45)            50       (370)
   Other                                        1,806       2,196          6,128      6,343
                                              -------     -------        -------    -------
     Total noninterest expense                  8,625       8,281         25,946     23,698
                                              -------     -------        -------    -------
Income before taxes                             5,736       4,302         15,008     13,376
Income tax expense                             (2,097)     (1,528)        (5,594)    (4,735)
                                              -------     -------        -------    -------

     Net income                               $ 3,639     $ 2,774        $ 9,414    $ 8,641
                                              =======     =======        =======    =======

PER SHARE DATA (PRIMARY and FULLY
 DILUTED)
Net income                                    $  0.57     $  0.43        $  1.47     $ 1.34
                                            =========   =========      =========  =========
Average common stock and common
  stock equivalents                         6,408,592   6,398,009      6,388,743  6,398,553
                                            =========   =========      =========  =========


See accompanying notes to consolidated financial statements.

                                 BANCFIRST CORPORATION
                          CONSOLIDATED STATEMENT OF CASH FLOWS
                                (Dollars in thousands)

                                                       NINE MONTHS ENDED
                                                         SEPTEMBER 30,
                                                      -------------------
                                                       1995         1994
                                                      ------        -----
CASH FLOWS FROM OPERATING ACTIVITIES                 $ 11,614      $10,613
                                                     --------      -------
INVESTING ACTIVITIES
Purchases of securities                               (42,263)     (52,136)
Maturities of securities                               57,147       49,525
Proceeds from sales and calls of securities             4,043        2,287
Net decrease in federal funds sold                     21,199       16,576
Purchases of loans                                     (9,383)      (8,877)
Proceeds from sales of loans                           38,102       40,944
Net other increase in loans                           (68,233)     (51,356)
Cash and due from banks from acquisition              (15,542)         164
Purchases of premises and equipment                    (2,175)      (8,922)
Proceeds from sales of other real estate owned            812        2,662
Other, net                                                926         (857)
                                                     --------      -------
    Net cash used by investing activities             (15,367)      (9,990)
                                                     --------      -------
FINANCING ACTIVITIES
Net increase (decrease) in demand, transaction
  and savings deposits                                (17,263)       6,775
Net increase in certificates of deposit                14,786        8,912
Net increase (decrease) in securities sold under
  repurchase agreements and other short-term
  borrowings                                           11,415         (901)
Net increase in long-term borrowings                      810           --
Issuance of common stock                                  305           30
Cash dividends paid                                    (1,303)      (1,311)
Other, net                                               (577)      (3,953)
                                                     --------      -------
   Net cash provided (used) by financing
     activities                                         8,173        9,552
                                                     --------      -------
   Net increase in cash and due from banks              4,420       10,175
   Cash and due from banks at the beginning of
     the period                                        53,564       48,858
                                                     --------      -------
   Cash and due from banks at the end of the
     period                                          $ 57,919     $ 59,033
                                                     ========     ========
SUPPLEMENTAL DISCLOSURE
Cash paid during the period for interest             $ 21,042     $ 14,278
                                                     ========     ========
Cash paid during the period for income taxes         $  5,439     $  3,714
                                                     ========     ========


See accompanying notes to consolidated financial statements.

                            BANCFIRST CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                (Dollars in thousands, except per share data)

(1)  GENERAL

     The accompanying consolidated financial statements include the accounts of BancFirst Corporation, BancFirst Investment Corporation, BancFirst, Lenders Collection Corporation and National Express Corporation. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

     There have been no significant changes in the accounting policies of the Company since December 31, 1994, the date of the most recent annual report, other than the adoption of Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" as discussed in note
(3) below.

     The interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. Certain amounts in the 1994 financial statements have been reclassified to conform with the 1995 presentation.

(2)  ACQUISITIONS

     In March 1995, the Company acquired State National Bank of Marlow, Oklahoma, which had total assets of $101,976. The acquisition was for cash of $17,485, with an additional $500 placed in escrow pending the resolution of certain matters. State National Bank was immediately merged into BancFirst. The acquisition was accounted for as a purchase. Accordingly, the effect of the transaction is included in the Company's consolidated financial statements from the date of the acquisition forward. A core deposit intangible of $406 and goodwill of $810 were recorded for the acquisition. Subsequent payments from the escrow, if any, to the former shareholders of State National Bank will increase the goodwill recorded. Pro forma condensed results of operations, as though State National Bank had been acquired January 1, 1994, are as follows:

                                             NINE MONTHS
                                                ENDED               YEAR ENDED
                                             SEPTEMBER 30,          DECEMBER 31,
                                                1995                   1994
                                             ------------           ------------
      Net interest income                      $32,850                $42,160
      Net income                               $ 9,593                 12,296
      Net income per common share
         and common stock equivalent           $  1.50                $  1.91


     In June 1995, the Company entered into an agreement of merger with Commerce Bancorporation, Inc. of McLoud, Oklahoma ("Commerce Bancorp"), which has approximately $18,000 in total assets. Commerce Bancorp is controlled by certain executive officers of the Company. Under the terms of the agreement, 156,510 shares of BancFirst Corporation common stock would be issued for the 22,573 shares of Commerce Bancorp common stock outstanding. The merger is subject to regulatory and shareholder approvals and is expected to be completed in mid-1996.

     In September 1995, the Company entered into an agreement of merger with Johnston County Bancshares, Inc. of Tishomingo, Oklahoma ("Johnston County Bancshares"), which has approximately $10,000 in total assets. Johnston County Bancshares is controlled by certain executive officers and directors of the Company. Under the terms of the agreement, each of the 49,620 shares outstanding of Johnston County Bancshares common stock would be exchanged for
0.47 shares of Company common stock, subject to adjustment based upon the market price of Company common stock at the effective time of the merger. Preferred stock of Johnston County Bancshares would be purchased for cash of approximately $97 and minority shares of Johnston County Bancshares' subsidiary bank would be purchased for cash of approximately $120. The merger is subject to regulatory and shareholder approvals and is expected to be completed in December 1995.

     In September 1995, BancFirst entered into an agreement to acquire City Bankshares, Inc. of Oklahoma City, Oklahoma ("City Bankshares"), which has approximately $140,000 in total assets. Under the terms of the agreement, the Company would acquire all the stock outstanding of City Bankshares for cash of $19,125. C-Teq, Inc., an 85% owned data processing subsidiary of City Bankshares, would be spun off to the shareholders of City Bankshares prior to the acquisition. Additionally, City Bankshares would be required to have stockholders' equity of at least $13,000 at the time of closing. BancFirst also entered into an agreement with the CEO of City Bankshares whereby upon consummation of the acquisition BancFirst would pay the CEO $1,250 in exchange for an agreement not to compete with BancFirst for a period of four years. The acquisition is subject to regulatory approval and is expected to be completed in the first half of 1996.

(3)  LOANS

     The Company adopted Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan", effective January 1, 1995. This new accounting standard requires that impaired loans be measured based upon the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The adoption of FAS 114 did not have a material effect on the financial position or results of operation of the Company.

(4)  FEDERAL HOME LOAN BANK BORROWINGS

     BancFirst joined the Federal Home Loan Bank of Topeka, Kansas ("the FHLB") in May 1995, for the primary purpose of participating in the borrowing programs offered by the FHLB. BancFirst was subsequently approved for a $19,600 credit line secured by residential mortgages held by the Bank, and has made two borrowings under the credit line as follows.

      (a)Short-term borrowing of $10,000; interest at 5.92%, payable monthly; due on May 22, 1996.

      (b)Long-term borrowing of $810; principle payments due every six months; interest at 6.64%, payable monthly; due September 30, 2010.

(5)   NET INCOME PER SHARE

     Net income per share is calculated as follows:

                                                       THREE MONTHS           NINE MONTHS
                                                          ENDED                  ENDED
                                                        SEPTEMBER 30,          SEPTEMBER 30,
                                                      -----------------       ----------------
                                                       1995       1994         1995      1994
                                                      ------    ------        ------    ------
       Net income                                     $3,639    $2,774        $9,414    $8,641
       Less 10% Preferred dividends                       --        --            --       (55)
                                                      ------    ------        ------    ------
       Net income applicable to common stockholders   $3,639    $2,774        $9,414    $8,586
                                                      ======    ======        ======    ======
       Average common shares and common stock
         equivalents outstanding (in thousands)        6,409     6,398         6,389     6,399
                                                      ======    ======        ======    ======
       Net income per common share
         and common stock equivalent                  $ 0.57    $ 0.43        $ 1.47    $ 1.34
                                                      ======    ======        ======    ======

     The 10% Preferred dividends for 1994 represent the accumulated dividends paid upon the redemption of the 10% Preferred Stock. Average common shares and common stock equivalents includes shares relating to stock options exercisable within the next five years.

(6)   STOCK REPURCHASE PROGRAM

     In March 1995, the Company adopted a Stock Repurchase Program authorizing management to repurchase up to 200,000 shares of the Company's common stock. The program is to be used for purchases of stock by the Company's Employee Stock Ownership and Thrift Plan, and may also be used to enhance earnings per share, provide stock for the exercise of stock options under the Company's Stock Option Plan or to provide additional liquidity for the stock. Stock purchases under the program must satisfy certain criteria regarding effects on earnings per share and book value dilution, resulting equity ratios and the price to book value of comparable size institutions.

                      ACCOUNTANTS' COMPILATION REPORT





Board of Directors and Stockholders of
JOHNSTON COUNTY BANCSHARES, INC.

We have compiled the accompanying balance sheet of Johnston County Bancshares, Inc. as of September 30, 1995 and December 31, 1994, 1993, and 1992 and the related statements of operation, stockholders' equity and cash flows for the period ended September 30, 1995 and 1994 and the years ended December 31, 1994, 1993 and 1992 in accordance with Statements and Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representations of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.



HORNE & COMPANY, P.C.

November 11, 1995
Ada, Oklahoma

                     JOHNSTON COUNTY BANCSHARES, INC.
                  CONSOLIDATED BALANCE SHEET (UNAUDITED)
                         (DOLLARS IN THOUSANDS)

                                               SEPTEMBER 30,         DECEMBER 31,
                                                   1995             1994      1993
                                               -------------       ------    ------
ASSETS
Cash and due from banks                          $   815          $   726   $   633
Investment securities                              2,615            2,307     2,921
Federal funds sold                                 1,139            1,240       570
Loans:
  Total loans (net of unearned interest)           5,478            5,491     5,411
  Allowance for possible loan losses                (149)            (115)     (127)
                                                 -------          -------   -------
  Loans, net                                       5,329            5,376     5,284
Premises and equipment, net                          338              347       386
Other real estate owned                               66               87       116
Accrued interest receivable                          119               93        98
Other assets                                          26               34        49
                                                 -------          -------   -------
  Total assets                                   $10,447          $10,210   $10,057
                                                 =======          =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Noninterest-bearing                            $ 1,410          $ 1,734   $ 1,690
  Interest-bearing                                 8,139            7,578     7,564
                                                 -------          -------   -------
   Total deposits                                  9,549            9,312     9,254
                                                 -------          -------   -------
Notes payable                                        342              380       354
Accrued interest payable                              48               39        25
Other liabilities                                      8               29         3
   Total liabilities                               9,947            9,760     9,636
                                                 -------          -------   -------
Commitments and contingent liabilities (Note 13)

Minority interest in subsidiary bank                 101               98        96
                                                 -------          -------   -------
Stockholders' equity:
  10% preferred stock                                 97               97        97
  Common stock                                        50               50        50
  Capital surplus                                     95               95        95
  Retained earnings                                  157              110        83
                                                 -------          -------   -------
   Total stockholders' equity                        399              352       325
                                                 -------          -------   -------
   Total liabilities and stockholders' equity    $10,447          $10,210   $10,057
                                                 =======          =======   =======

Preferred stock dividends in arrears             $    --          $    --   $    15
                                                 =======          =======   =======


See accountants' compilation report and notes to consolidated financial statements.

                        JOHNSTON COUNTY BANCSHARES, INC.
                 CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                   (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                    PERIOD ENDED
                                                    SEPTEMBER 30,          YEAR ENDED DECEMBER 31,
                                               -----------------------   ---------------------------
                                                   1995          1994      1994      1993      1992
                                               -------------   -------   -------   ------    -------
INTEREST INCOME
  Loan, including fees                            $  398        $  385    $  521    $  567    $  700
  Investment securities:
    Taxable                                          148            99       130       130       207
    Tax-exempt                                         5             4         6         5         5
  Federal funds sold                                  47            31        49        18        21
                                                  ------        ------    ------    ------    ------
    Total interest income                            598           519       706       720       933
                                                  ------        ------    ------    ------    ------

INTEREST EXPENSE
  Deposits                                           252           176       245       247       424
  Notes payable                                       24            22        31        32        28
                                                  ------        ------    ------    ------    ------
    Total interest expense                           276           198       276       279       452
                                                  ------        ------    ------    ------    ------
  Net interest income                                322           321       430       441       481
  Provision for possible loan losses                  10            14        19        19       222
                                                  ------        ------    ------    ------    ------
    Net interest income after provision for
     possible loan losses                            312           307       411       422       259
                                                  ------        ------    ------    ------    ------

NONINTEREST INCOME
  Service charges on deposits                         71            71        94        93       110
  Securities transactions                              0             0         0         0        47
  Other                                               19            19        25       150        43
                                                  ------        ------    ------    ------    ------
    Total noninterest income                          90            90       119       243       200
                                                  ------        ------    ------    ------    ------
NONINTEREST EXPENSE
  Salaries and employee benefits                     122           122       164       163       171
  Occupancy and fixed asset expense, net              65            68        89        90        88
  Depreciation                                        33            35        47        47        43
  Losses and expenses on other real estate
   owned                                               8             2         7        50        12
  Other                                              110           113       140       201       214
                                                  ------        ------    ------    ------    ------
    Total noninterest expense                        338           340       447       551       528
                                                  ------        ------    ------    ------    ------
  Income before income taxes                          64            57        83       114       (69)
  Income tax expense (benefit)                        12            15        27         9        (2)
                                                  ------        ------    ------    ------    ------
    Net income                                    $   52        $   42    $   56    $  105    $  (67)
                                                  ======        ======    ======    ======    ======
PER SHARE DATA
  Net income                                      $ 0.91        $ 0.71    $ 0.93    $ 1.91    $(1.55)
                                                  ======        ======    ======    ======    ======

  Average common shares outstanding               49,620        49,620    49,620    49,620    49,620
                                                  ======        ======    ======    ======    ======


See accountants' compilation report and notes to consolidated financial statements.

                        JOHNSTON COUNTY BANCSHARES, INC.
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)



                                                PERIOD ENDED
                                                SEPTEMBER 30,       YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------
                                               1995      1994      1994      1993      1992
                                             ----------------------------------------------
10% PREFERRED STOCK
Issued at beginning of period                 $ 97       $ 97      $ 97      $ 97      $ 97
Purchase and retirements of shares               0          0         0         0         0
                                               ---        ---       ---       ---       ---
Balance at end of period                      $ 97       $ 97      $ 97      $ 97      $ 97
                                               ===        ===       ===       ===       ===
COMMON STOCK
Issued at beginning of period                 $ 50       $ 50      $ 50      $ 50      $ 50
Shares acquired and canceled                     0          0         0         0         0
                                               ---        ---       ---       ---       ---
Balance at end of period                      $ 50       $ 50      $ 50      $ 50      $ 50
                                               ===        ===       ===       ===       ===

CAPITAL SURPLUS
Balance at beginning of period                $ 95       $ 95      $ 95      $ 95      $ 95
Purchase and retirements of shares               0          0         0         0         0
                                               ---        ---       ---       ---       ---
Balance at end of period                      $ 95       $ 95      $ 95      $ 95      $ 95
                                               ===        ===       ===       ===       ===

RETAINED EARNINGS
Balance at beginning of period                $110       $ 83      $ 83      $(22)     $ 50
Net income                                      52         42        56       105       (67)
Dividends on 10% preferred stock                 5         24        29         0         5
                                               ---        ---       ---       ---       ---
Balance at end of period                      $157       $101      $110      $ 83      $(22)
                                               ===        ===       ===       ===       ===

See accountants' compilation report and notes to consolidated financial statements.

                       JOHNSTON COUNTY BANCSHARES, INC.
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                 PERIOD ENDED
                                                                 SEPTEMBER 30,      YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------
                                                                1995      1994      1994     1993      1992
                                                                -------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                     $ 52      $ 42      $ 56     $ 105     $ (67)
Adjustments to reconcile net income to net cash provided by
operating activities:
  Provisions for possible loan losses                            10        14        19        19       222
  Depreciation                                                   33        35        47        47        43
  Net amortization of investment securities premiums and
   discounts                                                    (19)       22        21        34        20
  (Increase) decrease in interest receivable                    (26)      (19)        5        41        13
  Increase (decrease) in interest payable                         9         7        14       (20)      (35)
  Other, net                                                     11        68        72        85       (72)
                                                                ---       ---       ---       ---       ---
    Net cash provided by operating activities                    70       169       234       311       124
                                                                ---       ---       ---       ---       ---

INVESTING ACTIVITIES
 Purchase of investment securities                           (1,889)     (625)   (1,307)   (1,416)   (2,358)
 Maturities of investment securities                          1,600     1,300     1,900     1,200       390
 Proceeds from sales of investment securities                     0         0         0         0     2,861
 Net (increase) decrease in loans                                37      (178)     (111)      813       362
 Other, net                                                      77      (315)     (678)      210      (888)
                                                                ---       ---       ---       ---       ---
  Net cash provided (used) by investing activities             (175)      182      (196)      807       367
                                                                ---       ---       ---       ---       ---
FINANCING ACTIVITIES
 Net increase (decrease) in noninterest-bearing deposits       (324)     (162)       44      (255)      479
 Net increase (decrease) in interest-bearing deposits           561        71        14    (1,098)     (613)
 Principal repayments on note payable                           (38)     (354)     (354)      (79)      (45)
 Proceeds from borrowings on note payable                         0       380       380        46        32
 Purchase and retirement of common stock                          0         0         0         0         0
 Cash dividends paid                                             (4)      (23)      (29)        0        (4)
                                                                ---       ---       ---       ---       ---
  Net cash provided (used) by financing activities              195       (88)       55    (1,386)     (151)
                                                                ---       ---       ---       ---       ---

Net increase (decrease) in cash and due from banks               89       262        93      (268)      339
Cash and due from banks at the beginning of the year            726       633       633       901       562
                                                                ---       ---       ---       ---       ---
Cash and due from banks at the end of the year                $ 815     $ 895     $ 726     $ 633     $ 901
                                                                ===       ===       ===       ===       ===

SUPPLEMENTAL DISCLOSURE
  Cash paid during the year for interest                      $ 267     $ 191     $ 262     $ 299     $ 487
  Cash paid (received) during the year for income taxes          24         6         9        12        14


See accountants' compilation report and notes to consolidated financial statements.

                         JOHNSTON COUNTY BANCSHARES, INC.
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Johnston County Bancshares, Inc. (the Company) , conform to generally accepted accounting principles and general practices within the banking industry. The primary activity of the Company is ownership of 87.8% of Bank of Johnston County common stock and
100% of Johnston County Insurance Agency common stock.   The Bank provides
financial services to individuals and corporate customers principally in Tishomingo, Oklahoma, and the surrounding areas. A summary of the significant accounting policies follows.

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of Johnston County Bancshares, Inc.; Bank of Johnston County, Tishomingo, Oklahoma (the "Bank"); and Johnston County Insurance Agency. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

INVESTMENT SECURITIES
The Company adopted, at January 1, 1994, the provisions of Statement of Financial Accounting Standards No. 115 (SFAS 115), "Accounting for Certain Investments in Debt and Equity Securities." SFAS 115 requires debt and equity securities be classified into one of three categories, each with a different accounting treatment:

     Debt securities that the institution has a positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost. The company's entire portfolio is classified as held-to-maturity.

     Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value with unrealized gains and losses included in earnings. No investment securities within the portfolio are considered trading.

     Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale and reported at fair market value with unrealized gains and losses excluded from earnings and reported as a separate component of shareholders' equity net of tax effects. No investment securities within the portfolio are considered available-for-sale.

A decline in the market value of any available-for-sale or held-to-maturity security below cost that is deemed other than temporary results in a charge to earnings and the establishment of a new cost basis for the security.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using a method that approximates the interest method. Interest income is recognized when earned.

Realized gains or losses on the sale of investment securities are recorded in other operating income on the trade date, based on the net proceeds and the adjusted carrying amount of the securities sold using the specific identification method.

Investment securities at December 31, 1993 and prior are stated at cost, adjusted for accretion of discounts and amortization of premiums, computed on the interest method.

LOANS
Loans are stated at the principal amount outstanding. Interest income on certain installment loans is recorded by use of a method which produces a reasonable approximation of a constant yield on the outstanding principal. Interest on other loans is recognized based upon the principal amount outstanding.

A loan is placed on nonaccrual status when, in the opinion of management, the future collectibility of interest and/or principal is in serious doubt. Interest income is recognized on certain of these loans on a cash basis if the full collection of the remaining principal balance is reasonably expected. Otherwise, interest income is not recognized until the principal balance is fully collected.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

The allowance for possible loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance for loan losses is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans
and prior loan loss experience.   The evaluations take into consideration
such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current and anticipated economic conditions and trends that may affect the borrowers' ability to pay.

                        JOHNSTON COUNTY BANCSHARES, INC.
        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)-(CONTINUED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense and is computed by the use of the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred while improvements are capitalized. When assets are sold or otherwise retired, the cost and applicable accumulated depreciation are removed from the respective accounts and any resulting gain or loss is reflected in operations.

OTHER REAL ESTATE OWNED

Other real estate owned is comprised of properties acquired through foreclosure proceedings or acceptance of a deed in lieu of foreclosure, loans secured by real estate which are in substance foreclosed and loans from sales of other real estate owned which do not satisfy the requirements of generally accepted accounting principals to be classified as loans. These properties and loans are carried at the lower of the recorded investment in the loan or the fair market value of the property based upon appraised value. Losses arising at the time of classification of such properties and loans as other real estate owned are charged directly to the allowance for possible loan losses. Losses from declines in value of the properties subsequent to classification as other real estate owned, are charged directly to operating expense.

INCOME TAXES

The Company files a consolidated income tax return. Each of the entities is charged or credited with the current cost or benefit resulting from including the entity in the income tax returns.

In February 1992, the FASB issued Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes." SFAS 109 requires a change from the income statement method of accounting for income taxes of APB Opinion 11 to the asset and liability method of accounting for income taxes. Under the asset liability method of SFAS 109, net deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Effective January 1, 1993, the Company has adopted SFAS 109.

EARNINGS PER COMMON SHARE

Earnings per common share is computed by dividing net income, less preferred dividends requirement, by the weighted average of common shares outstanding.

STATEMENT OF CASH FLOWS

For purposes of the statement of cash flows, the Company considers cash and due from banks as cash equivalents.

NOTE 2.  DUE FROM BANKS AND FEDERAL FUNDS SOLD

The Company maintains accounts with various other financial institutions primarily for the purpose of clearing cash items. Also, it sells federal funds to certain of these institutions on an overnight basis. As a result, the Company had concentrations of credit risk in one institution totaling $1,839 and $1,062 at December 31, 1994 and 1993, respectively. These institutions are selected based upon on the strength of their financial condition and their creditworthiness. No collateral is required on such balances.

NOTE 3.  INVESTMENTS

As discussed in Note 1, the Company adopted SFAS 115 as of January 1, 1994. The net effect of this change in accounting principles was $0, net of taxes, since the Company determination that all investments would be classified as held-to-maturity.

Management believes there has been no permanent impairment in the value of the Company's investment securities.

                        JOHNSTON COUNTY BANCSHARES, INC.
        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)-(CONTINUED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 3.  INVESTMENTS (Continued)

The amortized cost, gross unrealized gains, gross realized losses, and fair value for the Company's securities, all of which are classified as held-to-maturity securities, by major security type, were as follows for the dates indicated:

                                                           GROSS        GROSS
                                             AMORTIZED   UNREALIZED   UNREALIZED    FAIR
                                                COST       GAINS        LOSSES      VALUE
                                             ---------   ----------   ----------   ------
SEPTEMBER 30, 1995
U.S. Treasury                                  $2,096       $3           $1        $2,098
U.S. Government agencies                          299        0            1           298
State of Oklahoma and political subdivisions      120        2            0           122
Other securities                                  100        1            0           101
                                               ------       --           --        ------
  Total                                        $2,615       $6           $2        $2,619
                                               ======       ==           ==        ======

DECEMBER 31, 1994
U.S. Treasury                                  $1,484        0            7        $1,477
U.S. Government agencies                          603        0           23           580
State of Oklahoma and political subdivisions      119        0            0           119
Other securities                                  101        0            0           101
                                               ------       --           --        ------
  Total                                        $2,307        0           30        $2,277
                                               ======       ==           ==        ======

DECEMBER 31, 1993
U.S. Treasury                                  $2,121       13            1        $2,133
U.S. Government agencies                          609       12            1           620
State of Oklahoma and political subdivisions       90        4            0            94
Other securities                                  101        6            0           107
                                               ------       --           --        ------
  Total                                        $2,921       35            2        $2,954
                                               ======       ==           ==        ======

The book values and estimated market values of investment securities are summarized below by contractual maturity. Actual maturities may differ from contractual maturities due to obligations that are called or prepaid.


                                                                                         DECEMBER 31,
                                                 SEPTEMBER 30,        -----------------------------------------------------
                                                    1995                      1994                         1993
                                          -------------------------   -------------------------   -------------------------
                                                        ESTIMATED                    ESTIMATED                   ESTIMATED
                                          BOOK VALUE   MARKET VALUE   BOOK VALUE   MARKET VALUE   BOOK VALUE   MARKET VALUE
                                          ----------   ------------   ----------   ------------   ----------   ------------
Contractual maturity:
  Within one year                           $2,585        $2,588        $1,483        $1,476        $1,916         $1,923
  After one year but within five years           0             0           794           771           805            832
  After five years but within ten years         30            31            30            30           200            199
  After ten years                                0             0             0             0             0              0
                                            ------        ------        ------        ------        ------         ------
    Total                                   $2,615        $2,619        $2,307        $2,277        $2,921         $2,954
                                            ======        ======        ======        ======        ======         ======

Sales of investment securities are summarized below:

                                 PERIOD ENDED
                                 SEPTEMBER 30,      YEAR ENDED DECEMBER 31,
                                --------------      ------------------------
                                1995      1994      1994      1993     1992
                                ----      ----      ----      ----    ------
Proceeds                         $0        $0        $0        $0     $2,861
Gross gains realized              0         0         0         0         50
Gross losses realized             0         0         0         0          3


Investment securities having book values of $200, $0 and $100 at September 30, 1995, December 31, 1994 and December 31, 1993, respectively, were pledged to secure public funds on deposit and for other purposes as required or permitted by law.

                   JOHNSTON COUNTY BANCSHARES, INC.
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 4.  LOANS AND ALLOWANCE FOR POSSIBLE LOAN LOSSES

The following is a schedule of loans outstanding by category:

                                   SEPTEMBER 30,       DECEMBER 31,
                                   ------------       --------------
                                       1995           1994      1993
                                       ----           ----      ----

    Commercial, financial and other  $  973         $1,226    $1,400
    Real estate - mortgage            3,179          3,184     3,040
    Installment, net                  1,326          1,081       971
                                     ------         ------    ------
       Total loans                   $5,478         $5,491    $5,411
                                     ======         ======    ======

The Company's loans are mostly to customers within Oklahoma. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans is based upon the Company's underwriting standards and management's credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company's interest in collateral is secured through filing mortgages and liens, and in some cases by possession of the collateral. The amount of loss due to credit risk in the Company's loan portfolio is provided for in the allowance for possible loan losses.
The amount of the allowance required to provide for all existing losses in the loan portfolio is based upon evaluations of loans, conditions and the economic prospects of borrowers.

Changes in the allowance for possible loan losses are summarized as follows:


                                             PERIOD ENDED
                                             SEPTEMBER 30,       YEAR ENDED DECEMBER 31,
                                            --------------      ------------------------
                                            1995      1994      1994      1993      1992
                                            ----      ----      ----      ----      ----
Balance at beginning of year                $115      $127      $127      $122      $ 79
Loans charged off                             23        31        31        44       194
Recoveries on loans                           47         0         0        30        14
                                            ----      ----      ----      ----      ----
  Net loans charged off                      (24)       31        31        14       180
                                            ----      ----      ----      ----      ----
Provisions charged to operating expense       10        14        19        19       222
                                            ----      ----      ----      ----      ----
Balance at end of period                    $149      $110      $115      $127      $122
                                            ====      ====      ====      ====      ====

The Bank has made loans, in the ordinary course of business, to the executive officers and directors of the Company and to certain affiliates of these executive officers and directors. Management believes that all such loans were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons and do not represent more than a normal risk of collectibility or present other unfavorable features. The aggregate amount of loans to such related parties at December 31, 1994, 1993, 1992 was $227, $249, $53, respectively, and at September 30, 1995 was $209.

Interest income attributable to related party loans amounted to $5, $5 and $6, in 1995, 1994, and 1992, respectively; and $4, and $4 for the periods ended September 30, 1995 and 1994, respectively.

NOTE 5.  PREMISES AND EQUIPMENT

The following is a summary of premises and equipment by classification:

                                   SEPTEMBER 30,      DECEMBER 31,
                                   ------------      --------------
                                       1995          1994      1993
                                       ----          ----      ----

    Land                               $ 39          $ 39      $ 39
    Buildings                           415           415       415
    Furniture, fixtures and equipment   294           270       268
    Accumulated depreciation           (410)         (377)     (336)
                                       ----          ----      ----
       Total                           $338          $347      $386
                                       ====          ====      ====

NOTE 6.  TIME DEPOSITS

Certificates of deposit in denominations of $100 or more totaled $800, $600 and $200 at September 30, 1995, December 31, 1994 and 1993, respectively.

                   JOHNSTON COUNTY BANCSHARES, INC.
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 7.  NOTES PAYABLE

The notes payable consist of a note to a bank due at maturity on April 26, 1996. The note bears interest at the bank's corporate base rate. The note is secured by all outstanding stock of the Company's subsidiary bank, Bank of Johnston County.

NOTE 8.  INCOME TAXES

The components of the Company's income tax (expense) benefit are as follows:


                            PERIOD ENDED
                            SEPTEMBER 30,                 YEAR ENDED DECEMBER 31,
                        --------------------           -----------------------------
                        1995            1994           1994         1993        1992
                        ----            ----           ----         ----        ----
Current taxes:
  Federal               $(16)            $(7)          $(13)        $(25)        $22
  State                    0               0              0            0           0
Deferred taxes             4              (8)           (14)          16         (20)
                        ----            ----           ----         ----        ----
  Total income tax
   (expense) benefit    $(12)           $(15)          $(27)         $(9)        $ 2
                        ====            ====           ====         ====        ====

A reconciliation of tax (expense) benefit at the federal statutory tax rate (34%) applied to income before taxes follows:


                                               PERIOD ENDED
                                               SEPTEMBER 30,                  YEAR ENDED DECEMBER 31,
                                            --------------------           -----------------------------
                                            1995            1994           1994         1993        1992
                                            ----            ----           ----         ----        ----

Tax (expense) benefit at the
 federal statutory tax rate                 $(22)           $(19)          $(28)        ($39)        $23
(Increase) decrease in tax expense from:
 Tax-exempt income, net                        1               1              2            1           1
 Other, net                                    9               3             (1)          29         (22)
                                            ----            ----           ----         ----        ----
 Total tax (expense) benefit                 (12)            (15)           (27)          (9)          2
                                            ----            ----           ----         ----        ----
                                            ----            ----           ----         ----        ----

NOTE 9. STOCKHOLDERS' EQUITY

The following is a description of the capital stock of the Company:

 (a) 10% Preferred Stock: cumulative dividends, non-voting; $17.55 par value, redeemable at the Company's option at $17.55 per share plus accumulated dividends; 6,800 shares authorized. At September 30, 1995 and December 31, 1994, 1993 and 1992, 5,526 shares were issued and outstanding.

 (b) Common stock: $1 par value; 55,000 shares authorized. At September 30, 1995 and December 31, 1994, 1993 and 1992, 49,620 shares were issued and outstanding.

The Company's ability to pay dividends is dependent upon dividend payments received from the Bank. Banking regulations limit bank dividends based upon net earnings retained and minimum capital requirements. Dividends in excess of these requirements require regulatory approval. Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of Tier I capital (as defined in the regulations) to total average assets (as defined), and minimum ratios of Tier I and total capital (as defined) to risk-weighted assets (as defined). The Bank's actual capital amounts and ratios exceeded the regulatory requirements at September 30, 1995 and December 31, 1994 and 1993.

NOTE 10.  EARNINGS PER COMMON SHARE

                                               PERIOD ENDED
                                               SEPTEMBER 30,                  YEAR ENDED DECEMBER 31,
                                            --------------------           -----------------------------
                                            1995            1994           1994         1993        1992
                                            ----            ----           ----         ----        ----

Net income                                   $52             $42            $56         $105        $(67)
Less preferred dividend requirements:
  10% preferred stock                          7               7             10           10          10
                                          ------          ------         ------       ------      ------
Net income applicable to common
  shareholders                               $45             $35            $46         $ 95        $(77)
                                          ======          ======         ======       ======      ======
Average common shares outstanding         49,620          49,620         49,620       49,620      49,620
                                          ======          ======         ======       ======      ======
Earnings per common share                  $0.91           $0.71          $0.93        $1.91      $(1.55)
                                          ======          ======         ======       ======      ======

                   JOHNSTON COUNTY BANCSHARES, INC.
   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 11.  PARENT COMPANY FINANCIAL STATEMENTS

          BALANCE SHEET

                                             SEPTEMBER 30,     DECEMBER 31,
                                             -------------------------------
                                                1995         1994       1993
                                             -------------------------------
ASSETS
  Cash                                         $ 41         $ 14      $  0
  Investment in subsidiaries, at equity         809          787       773
  Other assets                                    2           50         2
                                               ----         ----      ----
  Total assets                                 $852         $851      $775
                                               ====         ====      ====
LIABILITIES AND STOCKHOLDERS' EQUITY
  Notes payable                                $342         $380      $354
  Other liabilities                             111          119        96
  Stockholders' equity                          399          352       325
                                               ----         ----      ----
   Total liabilities and stockholders' equity  $852         $851      $775
                                               ====         ====      ====

      STATEMENT OF OPERATIONS

                                                          PERIOD ENDED
                                                          SEPTEMBER 30,       YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------
                                                          1995      1994      1994      1993      1992
                                                          --------------------------------------------
Operating income:
  Dividends from subsidiaries                             $44       $22       $70      $ 66       $44
  Interest                                                  0         0         0         0         0
                                                           --        --        --       ---       ---
    Total operating income                                 44        22        70        66        44
                                                           --        --        --       ---       ---
Operating expense:
  Interest                                                 24        22        31        32        28
  Other                                                     2         2         2         2         3
                                                           --        --        --       ---       ---
    Total operating expense:                               26        24        33        34        31
                                                           --        --        --       ---       ---
Income before income taxes and equity in undistributed
 earnings of subsidiaries                                  18        (2)       37        32        13
Allocated income tax (expense) benefit                     14         2         7        14         4
                                                           --        --        --       ---       ---
Income before equity in undistributed earnings of
 subsidiaries                                              32         0        44        46        17
Equity in undistributed earnings of subsidiaries           20        42        12        59       (84)
                                                           --        --        --       ---       ---
    Net income (loss)                                     $52       $42       $56      $105      $(67)
                                                           ==        ==        ==       ===       ===

      STATEMENT OF CASH FLOWS

                                                           PERIOD ENDED
                                                           SEPTEMBER 30,       YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------
                                                          1995      1994      1994      1993      1992
                                                          --------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                         $52      $ 42      $ 56      $105      $(67)
Adjustments to reconcile net income (loss) to net cash
 provided (used) by operating activities:
  Increase (decrease) in interest payable                  (1)        5         6       (13)       (3)
  Net income of subsidiaries                              (64)      (64)      (82)     (125)       40
  Other, net                                               38        10       (33)        0         1
                                                          ---      ----      ----       ---       ---
    Net cash provided (used) by operating activities       25        (7)      (53)      (33)      (29)
                                                          ---      ----      ----       ---       ---
INVESTING ACTIVITIES
  Cash dividends received from subsidiaries                44        22        70        66        44
                                                          ---      ----      ----       ---       ---
  Net cash provided by investing activities                44        22        70        66        44
                                                          ---      ----      ----       ---       ---
FINANCING ACTIVITIES
Principal repayments on note payable                      (38)     (354)     (354)      (79)      (45)
Proceeds from borrowings on note payable                    0       380       380        46        32
Cash dividends paid on preferred stock                     (5)      (24)      (29)        0        (5)
                                                          ---      ----      ----       ---       ---
  Net cash provided (used) by financing activities        (43)        2        (3)      (33)      (18)
                                                          ---      ----      ----       ---       ---
Net increase (decrease) in cash and due from banks         26        17        14         0        (3)
Cash and due from banks at the beginning of the year       14         0         0         0         2
                                                          ---      ----      ----       ---       ---
Cash and due from banks at the end of the year           $ 41      $ 18      $ 14      $  0       $ 0
                                                          ===      ====      ====       ===       ===
SUPPLEMENTAL DISCLOSURE
   Cash paid during the year for interest                $ 25      $ 17      $ 25      $ 45      $ 31
                                                          ===      ====      ====       ===       ===
  Cash paid (received) during the year for income taxes  $ 24      $  6      $  9      $ 12      $ 14
                                                          ===      ====      ====       ===       ===

                                     F-44

                   JOHNSTON COUNTY BANCSHARES, INC.
   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


NOTE 12.  RELATED PARTY TRANSACTIONS

The Company purchases supplies and services from companies which are owned by one of the major stockholders of the Company. During the years ended December 31,1994, 1993 and 1992, payments to these related companies approximated $23, $23, and $31 respectively; and $15 and $16 for the periods ended September 30, 1995 and 1994.

Also, the Company had notes payable outstanding to two major stockholders of the Company at December 31, 1993 and 1992 totaling $104 and $68, respectively.

NOTE 13.  COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include loan commitments and standby letters of credit which involve elements of credit and interest rate risk to varying degrees. The Company's exposure to credit loss in the event of nonperformance by the other party to the instrument is represented by the instrument's contractual amount. To control this credit risk, the Company uses the same underwriting standards as it uses for loans recorded on the balance sheet. The amounts of financial instruments with off-balance-sheet risk are as follows:


                                           SEPTEMBER 30,    DECEMBER 31,
                                           ------------------------------
                                              1995         1994      1993
                                           ------------------------------
Loan commitments                           $274            $284      $132
Standby letters of credit                     0               0         0


Loan commitments are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These instruments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the instruments are expected to expire without being drawn upon, the total amounts do not necessarily represent commitments that will be funded in the future.

The Company is a defendant in legal actions arising from normal business activities. Management believes that all legal actions against the Company are without merit or that the ultimate liability, if any, resulting from them will not materially affect the Company's financial position or results of operations.

                       ACCOUNTANTS' COMPILATION REPORT



Board of Directors and Stockholders of
COMMERCE BANCORPORATION, INC.


We have compiled the accompanying consolidated balance sheet of Commerce Bancorporation, Inc., as of September 30, 1995 and December 31, 1994 and 1993, and the related consolidated statement of operations, stockholders' equity, and cash flows for the period ended September 30, 1995 and 1994, and the years ended December 31, 1994, 1993 and 1992, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion of any other form of assurance on them.


FINLEY & COOK



Shawnee, Oklahoma
November 11, 1995

                          COMMERCE BANCORPORATION, INC.
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

                                                                            DECEMBER 31,
                                                        SEPTEMBER 30,   -------------------
                                                             1995         1994       1993
                                                        -------------   -------    -------
ASSETS
Cash and due from banks ..............................     $ 1,044      $   736    $   953
Securities:
  Held for investment, at cost (market value: $7,673,
    $417, and $7,986, respectively) ..................       7,693          402      7,803
  Available for sale, at market value ................         -          8,140        -
Federal funds sold ...................................         -             75      1,700
Loans:
  Total loans (net of unearned interest) .............       8,225        8,213      7,922
  Allowance for possible loan losses .................        (104)        (147)      (151)
                                                           -------      -------    -------
      Loans, net .....................................       8,121        8,066      7,771
Premises and equipment, net ..........................         224          225        232
Other real estate owned ..............................         -            -           29
Intangible assets, net ...............................         194          200        208
Accrued interest receivable ..........................         141          172        170
Other assets .........................................          27          129        117
                                                           -------      -------    -------
      Total assets ...................................     $17,444      $18,145    $18,983
                                                           =======      =======    =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Noninterest-bearing ................................     $ 2,863      $ 2,865    $ 2,994
  Interest-bearing ...................................      12,458       13,670     14,139
                                                           -------      -------    -------
      Total deposits .................................      15,321       16,535     17,133
Federal funds purchased ..............................         375          -          -
Accrued interest payable .............................          58           45         50
Other liabilities ....................................          43          176        242
Minority interest ....................................          80           66         81
                                                           -------      -------    -------
      Total liabilities ..............................      15,877       16,822     17,506
                                                           -------      -------    -------
Commitments and contingent liabilities ...............
Stockholders' equity:
  10% preferred stock ................................          55           55         55
  Common stock .......................................          36           36         36
  Capital surplus ....................................         638          638        638
  Retained earnings ..................................       1,169        1,035      1,046
  Unrealized securities loss, net of tax .............         (33)        (143)       -
  Treasury stock .....................................        (298)        (298)      (298)
                                                           -------      -------    -------
      Total stockholders' equity .....................       1,567        1,323      1,477
                                                           -------      -------    -------
      Total liabilities and stockholders' equity .....     $17,444      $18,145    $18,983
                                                           =======      =======    =======

See Accountants' Compilation Report.
See accompanying notes to consolidated financial statements.

                         COMMERCE BANCORPORATION, INC.
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

                                                    PERIOD ENDED                 YEAR ENDED
                                                    SEPTEMBER 30,               DECEMBER 31,
                                                 ------------------    -----------------------------
                                                   1995       1994       1994       1993       1992
                                                 -------    -------    -------    -------    -------
INTEREST INCOME
  Loans, including fees .....................    $   671    $   639    $   860    $   891    $   965
  Investment securities:
    Taxable .................................        366        378        511        461        521
    Tax-exempt ..............................         15         36         44         56         59
  Federal fund sold .........................         16         10         11         38         25
  Interest-bearing deposits with banks ......          4          4          5          9         16
                                                 -------    -------    -------    -------    -------
      Total interest income .................      1,072      1,067      1,431      1,455      1,586
                                                 -------    -------    -------    -------    -------
INTEREST EXPENSE
  Deposits ..................................        368        315        429        457        486
  Federal funds purchased ...................          2          2        -          -          -
  Note payable ..............................        -          -          -          -           18
                                                 -------    -------    -------    -------    -------
      Total interest expense ................        370        317        429        457        504
                                                 -------    -------    -------    -------    -------
  Net interest income .......................        702        750      1,002        998      1,082
  Provision for possible loan losses ........        -          -          -          -           24
                                                 -------    -------    -------    -------    -------
      Net interest income after provision for
       possible loan losses .................        702        750      1,002        998      1,058
                                                 -------    -------    -------    -------    -------
NONINTEREST INCOME
  Service charges on deposits ...............        176        166        222        227        240
  Securities transactions ...................        (15)        (1)        (1)       -          303
  Other .....................................         29         25         33         24         25
                                                 -------    -------    -------    -------    -------
      Total noninterest income ..............        190        190        254        251        568
                                                 -------    -------    -------    -------    -------
NONINTEREST EXPENSE
  Salaries and employee benefits ............        243        230        295        325        631
  Occupancy and fixed assets expense, net ...         41         46         59         58         77
  Depreciation ..............................         18         19         26         27         36
  Amortization ..............................          6          6          8          8          8
  Data processing services ..................         65         65         87         89         92
  Other .....................................        179        151        206        199        221
                                                 -------    -------    -------    -------    -------
      Total noninterest expense .............        552        517        681        706      1,065
                                                 -------    -------    -------    -------    -------
  Income before taxes .......................        340        423        575        543        561
  Income tax expense ........................        123        151        210        187        197
                                                 -------    -------    -------    -------    -------
      Net income ...........................     $   217    $   272    $   365    $   356    $   364
                                                 =======    =======    =======    =======    =======
PER SHARE DATA
  Net income ...............................     $  9.48    $ 11.92    $ 15.90    $ 15.51    $ 14.77
                                                 =======    =======    =======    =======    =======
  Average common shares outstanding ........      22,573     22,573     22,573     22,573     24,236
                                                 =======    =======    =======    =======    =======


See Accountants' Compilation Report.
See accompanying notes to consolidated financial statements.

                      COMMERCE BANCORPORATION, INC.
        CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
                          (DOLLARS IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31,
                                     PERIOD ENDED     ---------------------------------------------------
                                  SEPTEMBER 30, 1995       1994              1993              1992
                                  ------------------  ---------------   ---------------   ---------------
                                    SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT
                                    ------   ------   ------   ------   ------   ------   ------   ------
10% PREFERRED STOCK
  Issued at beginning and
    end of period................    4,162   $   55    4,162   $   55    4,162   $   55    4,162   $   55
                                    ======   ======   ======   ======   ======   ======   ======   ======
COMMON STOCK
  Issued at beginning and
    end of period................   36,275   $   36   36,275   $   36   36,275   $   36   36,275   $   36
                                    ======   ======   ======   ======   ======   ======   ======   ======
CAPITAL SURPLUS
  Balance at beginning and
    end of period................            $  638            $  638            $  638            $  638
                                             ======            ======            ======            ======
RETAINED EARNINGS
  Balance at beginning of year...            $1,035            $1,043            $1,096            $  998
  Net income.....................               217               365               356               364
  Dividends on 10% preferred
    stock ($.66, $1.33, $1.33,
    and $1.33 per share,
    respectively)................                (3)               (6)               (6)               (6)
  Dividends on common
    stock ($3.54, $16.39, $17.72,
    and $10.72 per share,
    respectively)................               (80)             (370)             (400)             (260)
                                             ------            ------            ------            ------
  Balance at end of period.......            $1,169            $1,035            $1,046            $1,096
                                             ======            ======            ======            ======
UNREALIZED SECURITIES LOSSES
  Balance at beginning of year...              (143)              -                 -                 -
  Net change.....................               110              (143)              -                 -
                                             ------            ------            ------            ------
  Balance at end of period.......            $  (33)           $ (143)           $  -              $  -
                                             ======            ======            ======            ======
TREASURY STOCK
  Common stock:
    Held at beginning of year....   13,702     (298)  13,702     (298)  13,702     (298)  11,703     (248)
    Shares purchased.............      -        -        -        -        -        -      1,996      (50)
                                    ------   ------   ------   ------   ------   ------   ------   ------
    Held at end of period........   13,702   $ (298)  13,702   $ (298)  13,702   $ (298)  13,702   $ (298)
                                    ======   ======   ======   ======   ======   ======   ======   ======
    Total treasury of stock......            $ (298)           $ (298)           $ (298)           $ (298)
                                             ======            ======            ======            ======
    Total stockholders' equity...            $1,567            $1,323            $1,477            $1,527
                                             ======            ======            ======            ======

See Accountants' Compilation Report.
See accompanying notes to consolidated financial statements.

                      COMMERCE BANCORPORATION, INC.
             CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                          (DOLLARS IN THOUSANDS)

                                                                 PERIOD ENDED              YEAR ENDED
                                                                 SEPTEMBER 30,            DECEMBER 31,
                                                               -----------------   ---------------------------
                                                                 1995      1994      1994      1993      1992
                                                               -------   -------   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................   $   217   $   272   $   365   $   356   $   364
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Provision for possible loan losses....................       -         -         -         -          24
      Depreciation and amortization.........................        24        25        34        35        44
      Decrease (increase) in interest receivable............        31        25        (2)       (2)       89
      Increase (decrease) in interest payable...............        13        (7)       (5)        2       (55)
      Other, net............................................        93      (130)       32       122        (7)
                                                               -------   -------   -------   -------   -------
           Net cash provided by operating activities........       378       185       424       513       459
                                                               -------   -------   -------   -------   -------
INVESTING ACTIVITIES
  Purchase of investment securities.........................    (7,397)   (4,268)   (4,268)     (850)   (4,357)
  Maturities of investment securities.......................     7,097       790       790     1,263       485
  Proceeds from sales of investment securities..............     1,149     2,500     2,500       -       3,832
  Net (increase) decrease in federal funds sold.............        75     1,700     1,625    (1,300)      650
  Net other (increase) decrease in loans....................       (55)     (391)     (295)      (36)      818
  Other, net................................................       (17)      (19)      (19)      (17)      (34)
                                                               -------   -------   -------   -------   -------
           Net cash provided (used) by investing
             activities.....................................       852       312       333      (940)    1,394
                                                               -------   -------   -------   -------   -------
FINANCING ACTIVITIES
  Net increase (decrease) in noninterest-bearing deposits...        (2)     (291)     (129)     (384)      118
  Net increase (decrease) in interest-bearing deposits......    (1,212)     (323)     (469)    1,065      (914)
  Increase in federal funds purchased.......................       375       250       -         -         -
  Principal repayments on note payable......................       -         -         -         -        (250)
  Purchase of common stock..................................       -         -         -         -         (50)
  Cash dividend paid........................................       (83)     (163)     (376)     (406)     (266)
                                                               -------   -------   -------   -------   -------
           Net cash used by financing activities............      (922)     (527)     (974)      275    (1,362)
                                                               -------   -------   -------   -------   -------
  Net increase (decrease) in cash and due from banks........       308       (30)     (217)     (152)      491
  Cash and due from banks at the beginning of the year......       736       953       953     1,105       614
                                                               -------   -------   -------   -------   -------
  Cash and due from banks at the end of the period..........   $ 1,044   $   923   $   736   $   953   $ 1,105
                                                               =======   =======   =======   =======   =======
SUPPLEMENTAL DISCLOSURE
  Cash paid during the year for interest....................   $   357   $   324   $   434   $   455   $   559
                                                               =======   =======   =======   =======   =======
  Cash paid during the year for income taxes................   $   125   $   153   $   203   $   184   $   214
                                                               =======   =======   =======   =======   =======

See Accountants' Compilation Report.
See accompanying notes to consolidated financial statements.

                     COMMERCE BANCORPORATION, INC.
        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
             (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accounting and reporting policies of Commerce Bancorporation, Inc., and its subsidiary (the "Company"), conform to generally accepted accounting principals and general practices within the banking industry. A summary of the significant accounting policies follows.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the account of Commerce Bancorporation, Inc.; and The Bank of Commerce, McLoud, Oklahoma (the "Bank"). All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

SECURITIES

     The Company's practice is to hold its securities to maturity as it does not engage in trading activities. Any sales of securities are to execute the Company's asset/liability management strategy, to eliminate a perceived credit risk in a specific security, or to provide liquidity. After January 1, 1994, securities that are being held for indefinite periods of time, or that may be sold as part of the Company's asset/liability management strategy, to provide liquidity or for other reasons, are classified as available for sale and are stated at estimated market value. Unrealized gains or losses on securities available for sale are reported as a component of stockholders' equity, net of income tax. Securities for which the Company has the intent and ability to hold to maturity are classified as held for investment and are stated at cost, adjusted for amortization of premiums and accretion of discounts computed under the interest method, unless such investments are considered permanently impaired, in which case they are written down to market value, which establishes a new cost basis. Prior to January 1, 1994, all securities were classified as held for investment.
Gains or losses from sales of securities are based upon the book value of the specific securities sold.

                        COMMERCE BANCORPORATION, INC.

LOANS

      Loans are stated at the principal amount outstanding. Interest income on certain installment loans is recorded by use of a method which produces a reasonable approximation of a constant yield on the outstanding principal. Interest on other loans is recognized based upon the principal amount outstanding.

      A loan is placed on nonaccrual status when, in the opinion of management, the future collectibility of interest and/or principal is in serious doubt. Interest income is recognized on certain of these loans on a cash basis if the full collection of the remaining principal balance is reasonably expected. Otherwise, interest income is not recognized until the principal balance is fully collected.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

      The allowance for possible loan losses is increased by provisions charged to operating expense and is reduced by net charge-offs. The provision for loan losses charged to operating expense is based on past loan loss experience and other factors which, in management's judgment, deserve current recognition in estimating possible loan losses. Such other factors considered by management include evaluations of known problem loans, levels of adversely classified and nonperforming loans, and general economic conditions.

PREMISES AND EQUIPMENT

      Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense and is computed by the use of the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred while improvements are capitalized. When assets are sold or otherwise retired, the cost and applicable accumulated depreciation are removed from the respective accounts and any resulting gain or loss is reflected in operations.

OTHER REAL ESTATE OWNED

      Other real estate owned is comprised of properties acquired through foreclosure proceedings or acceptance of a deed in lieu of foreclosure, loans secured by real estate which are in substance foreclosed and loans from sales of other real estate owned which do not satisfy the requirements of generally accepted accounting principles to be classified as loans. These properties and loans are carried at the lower of the recorded investment in the loan or the fair market value of the property based upon appraised value. Losses arising at the time of classification of such properties and loans as other real estate owned are charged directly to the allowance for possible loan losses. Losses from declines in value of the properties subsequent to classification as other real estate owned, are charged directly to operating expense.

                       COMMERCE BANCORPORATION, INC.

INTANGIBLE ASSETS

      The excess of cost over the fair value of assets acquired (goodwill) is amortized on a straight-line basis over 40 years.

INCOME TAXES

      The Company files a consolidated income tax return. In January 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (FAS 109). The adoption of FAS 109 changed the method of accounting for income taxes from the deferred method to an asset and liability approach. Under the asset and liability approach, deferred taxes are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, based upon the tax rates expected to apply to taxable income in the periods when the related temporary differences are expected to be realized. Prior to 1993, deferred income taxes were recognized for the differences between the period in which certain income and expense items were recognized for financial statement purposes and the period in which they affected taxable income.

EARNINGS PER COMMON SHARE

      Earnings per common share is computed by dividing net income, less preferred dividends requirement, by the weighted average of common shares outstanding.

STATEMENT OF CASH FLOWS

      For purposes of the statement of cash flows, the Company considered cash and due from banks as cash equivalents.

(2) DUE FROM BANKS AND FEDERAL FUNDS SOLD

      The Company maintains accounts with various other financial institutions and the Federal Reserve Bank, primarily for the purpose of clearing cash items. Also, it sells federal funds to certain of these institutions on an overnight basis. As a result, the Company had concentrations of credit risk in institutions totaling $472, $256, and $2,120 at September 30, 1995, and December 31, 1994 and 1993, respectively. These institutions are selected based on the strength of their financial condition and their creditworthiness. No collateral is required on such balances.

                       COMMERCE BANCORPORATION, INC.

(3) SECURITIES

      The Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (FAS
115), effective January 1, 1994. FAS 115 requires that investments in debt securities be classified and accounted for in three categories: held for investment, available for sale, and trading. Prior to January 1, 1994, all securities were classified as held for investment. The Company does not engage in any trading activities.

      The table below summarizes the book values and estimated market values of securities held for investment:

                                                         GROSS         GROSS       ESTIMATED
                                                BOOK   UNREALIZED    UNREALIZED      MARKET
                                                VALUE    GAINS         LOSSES        VALUE
                                               ------  ----------    ----------    ----------
SEPTEMBER 30, 1995
U.S. Treasury and other federal agencies       $7,493    $ 20          $(51)         $7,462
States and political subdivisions                 200      11            -              211
                                               ------    ----          ----          -------
    Total                                      $7,693    $ 31          $(51)         $7,673
                                               ======    ====          ====          ======
DECEMBER 31, 1994
U.S. Treasury and other federal agencies          -        -             -              -
States and political subdivisions                 402      15            -              417
                                               ------    ----          ----          -------
    Total                                      $  402    $ 15          $ -           $  417
                                               ======    ====          ====          ======
DECEMBER 31, 1993
U.S. Treasury and other federal agencies        6,828     151            (8)          6,971
States and political subdivisions                 975      40            -            1,015
                                               ------    ----          ----          -------
    Total                                      $7,803    $191          $ (8)         $7,986
                                               ======    ====          ====          ======

                       COMMERCE BANCORPORATION, INC.

      The table below summarizes the cost and estimated market values of securities available for sale:

                                                         GROSS       GROSS     ESTIMATED
                                                       UNREALIZED  UNREALIZED   MARKET
                                              COST       GAINS       LOSSES     VALUE
                                            ------     ----------  ----------  ---------
SEPTEMBER 30, 1995
U.S. Treasury and other federal agencies    $   -         $-        $  -        $  -
States and political subdivisions               -          -           -           -
Other securities                                -          -           -           -
                                            ------        --        -----       ------
    Total                                   $   -         $-        $  -        $  -
                                            ======        ==        =====       ======
DECEMBER 31, 1994
U.S. Treasury and other federal agencies    $8,395        $2        $(257)      $8,140
                                            ======        ==        =====       ======

      During 1995, the Company transferred all securities from available for sale to held to maturity. As a result of the transfer, a net unrealized market value loss of approximately $33 is still reflected in equity, even though the Company has no securities classified as available for sale. The unrealized loss will be amortized over the remaining life of the investments transferred.

                       COMMERCE BANCORPORATION, INC.

      The maturities of securities held for investment and available for sale are summarized below. Actual maturities may differ from contractual maturities due to obligations that are called or prepaid.

                                                                                 DECEMBER 31,
                                                SEPTEMBER 30,     -----------------------------------------
                                                    1995                  1994                 1993
                                            -------------------   -------------------  --------------------
                                                      ESTIMATED             ESTIMATED            ESTIMATED
                                            BOOK       MARKET     BOOK        MARKET    BOOK      MARKET
                                            VALUE      VALUE      VALUE       VALUE     VALUE     VALUE
                                            ------    ---------   -----     ---------  -------   ---------
HELD FOR INVESTMENT
Contractual maturity of debt securities:
  Within 1 year                             $1,926     $1,926     $ -         $ -      $  591     $  593
  After 1 year but within 5 years            3,144      3,219      402         417      2,587      2,722
  After 5 years but within 10 years            760        753       -           -       1,232      1,273
  After 10 years                             1,863      1,775       -           -       3,393      3,398
                                            ------     ------     ----        ----     ------     ------
    Total                                   $7,693     $7,673     $402        $417     $7,803     $7,986
                                            ======     ======     ====        ====     ======     ======

                                                       ESTIMATED                ESTIMATED
                                                        MARKET                   MARKET
                                             COST        VALUE       COST         VALUE
                                             ----      ---------    ------      ---------
AVAILABLE FOR SALE
Contractual maturity of debt securities:
  Within 1 year                              $ -         $ -        $3,492        $3,423
  After 1 year but within 5 years              -           -           815           809
  After 5 years but within 10 years            -           -            46            46
  After 10 years                               -           -         4,042         3,862
                                             ---         ---        ------        ------
    Total                                    $ -         $ -        $8,395        $8,140
                                             ===         ===        ======        ======

      Sales of investment securities are summarized below:

                                        PERIOD ENDED
                                        SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                      ----------------    ------------------------
                                       1995      1994      1994      1993    1992
                                      ------    ------    ------     ----   ------
Proceeds .......................      $1,149    $2,500    $2,500    $  -    $3,832
Gross gains realized ...........           9        22        22       -       306
Gross losses realized ..........         (24)      (23)      (23)      -        (3)


      Investment securities having book values of $1,781, $3,138, and $85 at September 30, 1995, and December 31, 1994 and 1993, respectively, were pledged to secure public funds on deposit, repurchase agreements, and for other purposes as required or permitted by law.

                       COMMERCE BANCORPORATION, INC.

(4) LOANS AND ALLOWANCE FOR POSSIBLE LOAN LOSSES

      The following is a schedule of loans outstanding by category:

                                                              DECEMBER 31,
                                           SEPTEMBER 30,    ----------------
                                               1995          1994      1993
                                           -------------    ------    ------
 Commercial, financial, and other .......     $2,684        $2,582    $2,216
 Real estate -- mortgage ................      3,466         3,743     3,752
 Real estate -- construction ............        183            85       117
 Installment, net .......................      1,892         1,803     1,837
                                              ------        ------    ------
     Total loans ........................     $8,225        $8,213    $7,922
                                              ======        ======    ======

      The Company's loans are mostly to customers within Oklahoma Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards, and loan monitoring procedures The amounts and types of collateral obtained to secure loans is based upon the Company's underwriting standards and management's credit evaluation Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock, and securities. The Company's interest in collateral is secured through filing mortgages and liens, and in some cases by possession of the collateral. The amount of loss due to credit risk in the Company's loan portfolio is provided for in the allowance for possible loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is based upon evaluations of loans, appraisals of collateral, and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers.

      Changes in the allowance for possible loan losses are summarized as follows:

                                        PERIOD ENDED
                                        SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                      ----------------    ------------------------
                                       1995      1994      1994      1993    1992
                                      ------    ------    ------     ----   ------
Balance at beginning of year .......   $147      $151      $151      $160    $160
                                       ----      ----      ----      ----    ----
Loans charged-off ..................    (46)       (1)       (7)      (20)    (47)
Recoveries on loans ................      3         3         3        11      23
                                       ----      ----      ----      ----    ----
    Net loans charged-off ..........    (43)        2        (4)       (9)    (24)
                                       ----      ----      ----      ----    ----
Provision charged to operating
  expense ..........................      -         -         -         -      24
                                       ----      ----      ----      ----    ----
Balance at end of period ...........   $104      $153      $147      $151    $160
                                       ====      ====      ====      ====    ====

                     COMMERCE BANCORPORATION, INC.

     The Bank has made loans, in the ordinary course of business, to the executive officers and directors of the Company and to certain affiliates of these executive officers and directors. Management believes that all such loans were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons and do not represent more than a normal risk of collectibility or present other unfavorable features.
A summary of these loans is as follows:

                         BALANCE                            BALANCE
                        BEGINNING                AMOUNTS     END OF
 PERIOD ENDED            OF YEAR    ADDITIONS   COLLECTED    PERIOD
 ------------           ---------   ---------   ---------   -------
 December 31, 1992         $ 34        $ -         $ 2         $32

 December 31, 1993           32         95          20         107

 December 31, 1994          107          -          38          69

 September 30, 1995          69          1          30          40

Interest income attributable to related party loans amounted to $4, $4, and $5 in 1994, 1993, and 1992, respectively; and $1 and $4 for the periods ended September 30, 1995 and 1994, respectively.

     Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" (FAS 114), was issued in May 1993. This new accounting standard requires that impaired loans be measured based upon the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company adopted FAS 114 in January 1995. The adoption of FAS 114 did not have a material effect on the financial position or results of operation of the Company. As of September 30, 1995, the number and amount of impaired loans and the required impairment allowance was not material.

(5)  PREMISES AND EQUIPMENT

     The following is a summary of premises and equipment by classification:

                                                       DECEMBER 31,
                                      SEPTEMBER 30,  ---------------
                                          1995        1994     1993
                                      -------------  ------   ------
 Land.................................   $  78       $  78    $  78
 Buildings............................     296         296      296
 Furniture, fixtures, and equipment...     306         289      291
 Accumulated depreciation.............    (456)       (438)    (433)
                                         -----       -----    -----
     Total............................   $ 224       $ 225    $ 232
                                         =====       =====    =====

                     COMMERCE BANCORPORATION, INC.

(6)  INTANGIBLE ASSETS

     The following is a summary of intangible assets, net of accumulated amortization:

                                                                     DECEMBER 31,
                                                     SEPTEMBER 30,   ------------
                                                         1995        1994    1993
                                                     -------------   ----    ----
 Excess of cost over fair value of assets acquired...    $194        $200    $208
                                                         ====        ====    ====

(7)  TIME DEPOSITS

     Certificates of deposit in denominations of $100 or more totaled $300, $1,060, and $1,000 at September 30, 1995, and December 31, 1994 and 1993,
respectively.

(8)  INCOME TAXES

     The components of the Company's income tax expense are as follows:

                                             PERIOD ENDED
                                             SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                             -------------     -----------------------
                                             1995     1994     1994     1993     1992
                                             ----     ----     ----     ----     ----
Current taxes:
  Federal................................    $104     $127     $177     $157     $193
  State..................................      17       20       28       19       26
Deferred taxes...........................       2        4        5       11      (22)
                                             ----     ----     ----     ----     ----
    Total income tax expense.............    $123     $151     $210     $187     $197
                                             ====     ====     ====     ====     ====

     A reconciliation of tax expense at the federal statutory tax rate (34%) applied to income before taxes follows:

                                             PERIOD ENDED
                                             SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                             -------------     -----------------------
                                             1995     1994     1994     1993     1992
                                             ----     ----     ----     ----     ----
Tax expense at the federal statutory
  tax rate...............................    $116     $144     $196     $185     $191
Increase (decrease) in tax expense from:
  Tax-exempt income, net.................      (5)     (12)     (15)     (19)     (20)
  Amortization of excess cost............       2        2        3        3        3
  Other, net.............................      10       17       26       18       23
                                             ----     ----     ----     ----     ----
    Total tax expense....................    $123     $151     $210     $187     $197
                                             ====     ====     ====     ====     ====

                     COMMERCE BANCORPORATION, INC.

     Income tax expense applicable to securities transactions were not material for any of the periods presented, expect for 1992. Income tax associated with the $303 net gain in 1992 was approximately $115.

     The principal timing and temporary differences between financial income and taxable income of the Company are the provision for possible loan losses and write-downs on other real estate owned. These items and the deferred tax effect on the unrealized securities loss comprises deferred income taxes.

     In February 1992, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (FAS 109), which requires recording deferred tax liabilities of assets based upon tax rates expected to apply to taxable income in the periods when the related temporary differences are expected to be realized. FAS 109 became effective for years beginning after December 15, 1992. The Company adopted FAS 109 effective January 1, 1993. Prior years financials were not restated and the adoption of FAS 109 resulted in no material adjustments to the financial statements of the Company.

(9)  EMPLOYEE BENEFITS

     The Company has a profit sharing plan which is available to all eligible employees. Generally, to be eligible, the employee must be at least 21 years of age and have been employed at least 12 months and have 1,000 hours of service to the Bank. Contributions are made at the sole discretion of the Board of Directors. Amounts vest at 20% per year commencing the third year. Expense for the plan was $14 and $9 for the periods ended September 30, 1995 and 1994, and $12 for each of the years ended December 31, 1994, 1993, and 1992.

(10) STOCKHOLDERS' EQUITY

     The following is a description of the capital stock of the Company:

     (a) 10% preferred stock:  cumulative dividends, non-voting;
         $13.25 par value, redeemable at the Company's option at $13.25 per share plus accumulated dividends; 6,500 shares authorized. At September 30, 1995, and December 31, 1994 and 1993, 4,162 shares were issued.

     (b) Common stock: $1 par value; 45,000 shares authorized.
         Shares issued were 36,275 shares at September 30, 1995, December 31, 1994 and 1993. At September 30, 1995, December 31, 1994 and
         1993, 13,702.33 of treasury shares had been purchased.

                       COMMERCE BANCORPORATION, INC.

     The Company's ability to pay dividends is dependent upon dividend payments received from the Bank. Banking regulations limit bank dividends based upon net earnings retained and minimum capital requirements. Dividends in excess of these requirements require regulatory approval.

(11) EARNINGS PER COMMON SHARE

Earnings per common share is calculated as follows:

                                            PERIOD ENDED
                                            SEPTEMBER 30,         YEAR ENDED DECEMBER 31,
                                        -------------------    -----------------------------
                                          1994        1993       1994       1993       1992
                                        -------     -------    -------    -------    -------
Net income .........................    $   217     $   272    $   365    $   356    $   364
                                        -------     -------    -------    -------    -------
Less preferred dividends:
  10% preferred stock ..............         (3)         (3)        (6)        (6)        (6)
                                        -------     -------    -------    -------    -------
Net income applicable to
  common shareholders ..............    $   214     $   269    $   359    $   350    $   358
                                        =======     =======    =======    =======    =======
Average common shares outstanding ..     22,573      22,573     22,573     22,573     24,236
                                        =======     =======    =======    =======    =======
Earnings per common share ..........    $  9.48     $ 11.92    $ 15.90    $ 15.51    $ 14.77
                                        =======     =======    =======    =======    =======

                       COMMERCE BANCORPORATION, INC.

(12) CONDENSED PARENT COMPANY FINANCIAL STATEMENTS

                             BALANCE SHEET

                                                                       DECEMBER 31,
                                                    SEPTEMBER 30,    ----------------
                                                        1995          1994      1993
                                                    -------------    ------    ------
ASSETS
Cash .............................................     $   65        $   16    $   18
Investment in subsidiary, at equity ..............      1,231         1,014     1,251
Intangible assets ................................        194           200       208
Other assets .....................................         80           122       105
                                                       ------        ------    ------
    Total assets .................................     $1,570        $1,352    $1,582
                                                       ======        ======    ======
LIABILITIES AND STOCKHOLDERS' EQUITY
Note payable .....................................     $  -          $  -      $  -
Other liabilities ................................          3           125       105
Stockholders' equity .............................      1,567         1,227     1,477
                                                       ------        ------    ------
    Total liabilities and stockholders' equity ...     $1,570        $1,352    $1,582
                                                       ======        ======    ======

                            STATEMENT OF OPERATIONS

                                                PERIOD ENDED
                                                SEPTEMBER 30,         YEAR ENDED DECEMBER 31,
                                            -------------------    -----------------------------
                                              1995        1994       1994       1993       1992
                                            -------     -------    -------    -------    -------
Operating income:
  Dividends from subsidiary .............     $239        $260       $382       $387       $584
  Interest ..............................       -           -          -           1          4
                                              ----        ----       ----       ----       ----
     Total operating income .............      239         260        382        388        588
                                              ----        ----       ----       ----       ----
Operating expense:
  Salaries ..............................       -           -          -          27        329
  Interest ..............................       -           -          -          -           8
  Amortization ..........................        6           6          8          8          8
  Other .................................       53          15         20         20         20
                                              ----        ----       ----       ----       ----
     Total operating expense ............       59          21         28         55        365
                                              ----        ----       ----       ----       ----
Income before income taxes and equity in
 undistributed earnings of subsidiary ...      180         239        354        333        223
Allocated income tax benefit ............       24           6          8         20        140
                                              ----        ----       ----       ----       ----
Income before equity of undistributed
 earnings of subsidiary .................      204         245        362        353        363
Equity in undistributed earnings of
 subsidiary .............................       13          27          3          3          1
                                              ----        ----       ----       ----       ----
     Net income .........................     $217        $272       $365       $356       $364
                                              ====        ====       ====       ====       ====

                       COMMERCE BANCORPORATION, INC.

                          STATEMENT OF CASH FLOWS

                                                           PERIOD ENDED
                                                           SEPTEMBER 30,         YEAR ENDED DECEMBER 31,
                                                        -------------------    -----------------------------
                                                          1995        1994       1994       1993       1992
                                                        -------     -------    -------    -------    -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income ..........................................    $ 217       $ 272      $ 365      $ 356      $ 364
Adjustments to reconcile net income to net cash
  used by operating activities:
  Amortization ......................................        6           6          8          8          8
  Decrease (increase) in other assets ...............       42           9        (17)       (96)        93
  Increase and (decrease) in other payables .........     (122)       (103)        20        101        (23)
  Net income of subsidiary ..........................     (252)       (287)      (385)      (390)      (585)
  Other, net ........................................        2           1          1         -           8
                                                         -----       -----      -----      -----      -----
Net cash provided (used) by operating activities ....     (107)       (102)        (8)       (21)      (135)
                                                         -----       -----      -----      -----      -----
INVESTING ACTIVITIES
Cash dividends received from subsidiary .............      239         260        382        387        584
Increase in investment of subsidiary ................       -           -          -          -         (23)
                                                         -----       -----      -----      -----      -----
Net cash provided by investing activities ...........      239         260        382        387        561
                                                         -----       -----      -----      -----      -----
FINANCING ACTIVITIES
Principal repayments on note payable ................       -           -          -          -        (250)
Purchase of common stock ............................       -           -          -          -         (50)
Cash dividends paid .................................      (83)       (163)      (376)      (406)      (266)
                                                         -----       -----      -----      -----      -----
    Net cash used by financing activities ...........      (83)       (163)      (376)      (406)      (566)
                                                         -----       -----      -----      -----      -----
Net increase (decrease) in cash .....................       49          (5)        (2)       (40)      (140)
Cash at beginning of the year .......................       16          18         18         58        198
                                                         -----       -----      -----      -----      -----
Cash at the end of the period .......................    $  65       $  13      $  16      $  18      $  58
                                                         =====       =====      =====      =====      =====
SUPPLEMENTAL DISCLOSURE
Cash paid during the year for interest ..............    $  -        $  -       $  -       $          $  33
                                                         =====       =====      =====      =====      =====
Cash paid during the year for income taxes ..........    $ 125       $ 153      $ 203      $ 184      $ 214
                                                         =====       =====      =====      =====      =====

(13) RELATED PARTY TRANSACTIONS

     The Company purchases supplies and services from companies which are owned or controlled by the stockholders of the Company. During the years December 31, 1994, 1993, and 1992, payments to these related companies approximated $91, $93, and $96, respectively; and $69, and $70 for the periods ended September 30, 1995 and 1994, respectively.

     Refer to Note 4 for information regarding loan transactions with related parties.

                     COMMERCE BANCORPORATION, INC.

(14) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include loan commitments and standby letters of credit which involve elements of credit and interest rate risk to varying degrees. The Company's exposure to credit loss in the event of nonperformance by the other party to the instrument is represented by the instrument's contractual amount. To control this credit risk, the Company uses the same underwriting standards as it uses for loans recorded on the balance sheet. The amounts of financial instruments with off-balance-sheet risk are as follows:

                                              DECEMBER 31,
                              SEPTEMBER 30,  --------------
                                  1995       1994      1993
                              -------------  ----      ----
 Loan commitments.............    $184       $128      $140
 Standby letters of credit....      45         45        23

     Loan commitments are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These instruments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the instruments are expected to expire without being drawn upon, the total amounts do not necessarily represent commitments that will be funded in the future.

     The Company is a defendant in legal arising from normal business activities. Management believes that all legal actions against the Company are without merit or that the ultimate liability, if any, resulting from them will not materially affect the Company's financial position or results of operations.

                     COMMERCE BANCORPORATION, INC.

(15) FAIR VALUES OF FINANCIAL INSTRUMENTS

     The fair values reported below for financial instruments are based on a variety of factors. In some cases, fair values represent quoted market prices for identical or comparable instruments. In other cases, fair values have been estimated based on assumptions concerning the amount and timing of estimated future cash flows and assumed discount rates reflecting varying degrees of risk. Accordingly, the fair values may not represent actual values of the financial instruments that could have been realized as of September 30, 1995, or that will be realized in the future.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND DUE FROM BANKS; FEDERAL FUNDS SOLD

     The carrying amount of these short-term instruments is a reasonable estimate of fair value.

SECURITIES

     For securities, fair values are based on quoted market prices or dealer quotes, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

LOANS

     For certain homogeneous categories of loans, such as some residential mortgages, fair value is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

DEPOSIT LIABILITIES

     The fair value of transaction and savings accounts is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

FEDERAL FUNDS PURCHASED

     The amount payable on these short-term instruments is a reasonable estimate of fair value.

                     COMMERCE BANCORPORATION, INC.

LOAN COMMITMENTS AND LETTERS OF CREDIT

     The fair value of commitment, standby letters of credit, and commercial letters of credit (collectively "commitments") can be estimated in various ways, depending on the type and amounts of fees charged, if any, the probability of credit being extended, among other factors.

     At September 30, 1995, the majority of the commitments outstanding represented commitments to extend variable-rate loans, generally expiring within 1 year from the original contract date. Fixed-rate loan commitments are typically associated with real estate mortgage loans with normally shorter commitment periods. Commitment fees charged by the Company for credit extensions are believed to be at a level on par with the local market.

     Accordingly, given the limited interest rate exposure posed by the commitments outstanding at September 30, 1995, due to their general variable nature, coupled with the general short-term nature of the commitment periods entered into and the market rate of fees charged, the Company has not estimated the fair value of commitments outstanding and believes that, if measured, the resulting fair value would be immaterial.

     The estimated fair values of the Company's financial instruments are as follows:

                                              SEPTEMBER 30,
                                                  1995
                                           -----------------
                                           CARRYING    FAIR
                                            AMOUNT     VALUE
                                           --------   ------
 FINANCIAL ASSETS
   Cash and due from banks                  $ 1,044   $1,044
   Securities                                 7,693    7,673
   Loans:
     Loans (net of unearned interest)         8,225
     Allowance for possible loan losses        (104)
                                            -------
       Loans, net                             8,121    7,937

 FINANCIAL LIABILITIES
   Deposits                                  15,321   15,050
   Federal funds purchased                      375      375

 OFF-BALANCE-SHEET FINANCIAL
   INSTRUMENTS
   Loan commitments
   Letters of credit

INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
State National Bank

We have audited the balance sheet of State National Bank as of December 31, 1994, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of State National Bank at December 31, 1994, and the results of its operations, stockholders' equity, and cash flows for the year then ended in conformity with generally accepted accounting principles.

Finley & Cook
March 21, 1995

STATE NATIONAL BANK

BALANCE SHEET
-------------------------------------------------------------------------------
DECEMBER 31, 1994
-------------------------------------------------------------------------------

   ASSETS

Cash and due from banks                                             $  3,293,191
Federal funds sold                                                     7,650,000
Securities available for sale                                          9,743,096
Securities to be held to maturity                                     37,031,707
Loans (net of allowance for possible
  loan losses of $372,600)                                            42,362,434
Premises and equipment, net                                              510,836
Interest receivable                                                      934,797
Other real estate owned, net                                             445,118
Deferred tax asset, net                                                  199,663
Other assets                                                              54,760
                                                                    ------------
                                                                    $102,225,602
                                                                    ============

   LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Noninterest-bearing                                               $  8,599,638
  Interest-bearing                                                    77,076,106
                                                                    ------------
       Total deposits                                                 85,675,744

Interest payable                                                         293,840
Income taxes payable                                                       8,737
Other liabilities                                                         19,516
                                                                    ------------
       Total liabilities                                              85,997,837
                                                                    ------------

Stockholders' equity:
  Common stock                                                           300,000
  Additional paid-in capital                                             300,000
  Undivided profits                                                   15,882,807
  Unrealized loss on securities available for sale,
    net of deferred taxes                                               (255,042)
                                                                    ------------
       Total stockholders' equity                                     16,227,765
                                                                    ------------
                                                                    $102,225,602
                                                                    ============

See accompanying notes to financial statements.

STATE NATIONAL BANK

STATEMENT OF INCOME
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
-------------------------------------------------------------------------------



Interest income:
  Loans, including fees                                         $3,590,622
  Investment securities:
    Taxable                                                      2,796,598
    Tax-exempt                                                     111,930
  Federal funds sold                                               187,696
  Other                                                             43,461
                                                                ----------
         Total interest income                                   6,730,307
                                                                ----------

Interest expense:
  Deposits                                                       2,733,299
  Short-term borrowings                                              2,363
                                                                ----------
         Total interest expense                                  2,735,662
                                                                ----------

         Net interest income                                     3,994,645

Provision for possible loan losses                                  21,170
                                                                ----------

         Net interest income after provision for
           possible loan losses                                  3,973,475
                                                                ----------

Other income:
  Service charges on deposit accounts                              289,453
  Other service charges and fees                                    70,650
  Other                                                             46,542
                                                                ----------
         Total other income                                        406,645
                                                                ----------


Other expenses:
  Salaries and employee benefits                                 1,185,251
  Occupancy                                                         84,320
  Depreciation                                                      66,246
  Realized losses on securities available for sale                 131,520
  Data processing expense                                          109,774
  Legal and accounting                                             132,342
  Litigation settlement                                             83,500
  Regulatory insurance and assessments                             190,919
  Other                                                            339,477
                                                                ----------
         Total other expenses                                    2,323,349
                                                                ----------

Income before income taxes                                       2,056,771
Income tax expense                                                 699,000
                                                                ----------

         Net income                                             $1,357,771
                                                                ==========

Income per average outstanding common share                     $   452.59
                                                                ==========

See Independent Auditors' Report.
See accompanying notes to financial statements.

STATE NATIONAL BANK

STATEMENT OF STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
------------------------------------------------------------------------------

  Common stock (par value $100 per share;
    6,000 shares authorized, 3,000 shares
    issued, and outstanding):
        Balance at beginning and end of year            $   300,000
                                                        -----------

  Additional paid-in capital:
    Balance at beginning and end of year                    300,000
                                                        -----------

  Undivided profits:
    Balance at beginning of year                         14,543,036
    Net income                                            1,357,771
    Dividends paid                                          (18,000)
                                                        -----------
    Balance at end of year                               15,882,807
                                                        -----------
  Unrealized loss on securities available
    for sale, net of deferred taxes                        (255,042)
                                                        -----------
           Total stockholders' equity                   $16,227,765
                                                        ===========

  See Independent Auditors' Report.
  See accompanying notes to financial statements.

STATE NATIONAL BANK

STATEMENT OF CASH FLOWS

INCREASE IN CASH AND DUE FROM BANKS
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
------------------------------------------------------------------------------

  CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                            $ 1,357,771
    Adjustments to reconcile net income to net cash provided
      by operating activities:
        Depreciation                                                           66,246
        Deferred income tax                                                    43,000
        Premium amortization and discount accretion of investments, net       (41,520)
        Provision for possible loan losses                                     21,170
        Realized losses on securities available for sale                      131,520
        Increase in interest receivable                                       (17,297)
        Increase in interest payable                                           38,899
        Increase in other assets and other real estate owned                 (153,573)
        Decrease in income taxes receivable                                    48,701
        Increase in other liabilities                                         (65,891)
                                                                          -----------
           Net cash provided by operating activities                        1,429,026
                                                                          -----------
  CASH FLOWS FROM INVESTING ACTIVITIES:
    Net increase in federal funds sold                                     (5,475,000)
    Purchase of securities:
      Available for sale                                                  (17,523,919)
      Held to maturity                                                    (14,044,194)
    Proceeds from maturities of securities:
      Available for sale                                                    7,800,000
      Held to maturity                                                        190,000
    Proceeds from sales of securities:
      Available for sale                                                   22,636,185
    Proceeds from principal payments received on securities:
        Available for sale                                                  4,269,476
        Held to maturity                                                    3,794,216
    Net increase in loans                                                  (1,555,762)
    Purchase of premises and equipment, net                                  (110,564)
                                                                          -----------
           Net cash provided by investing activities                          (19,562)
                                                                          -----------
  CASH FLOWS FROM FINANCING ACTIVITIES:
    Net increase in noninterest-bearing deposits                              713,180
    Net decrease in interest-bearing deposits                              (1,413,413)
    Dividends paid                                                            (18,000)
                                                                          -----------
           Net cash used in financing activities                             (718,233)
                                                                          -----------
  NET INCREASE IN CASH AND DUE FROM BANKS                                     691,231

  Cash and due from banks at beginning of year                              2,601,960
                                                                          -----------
  Cash and due from banks at end of year                                  $ 3,293,191
                                                                          ===========

  See Independent Auditors' Report.
  See accompanying notes to financial statements.

STATE NATIONAL BANK

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
DECEMBER 31, 1994
------------------------------------------------------------------------------


  (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The accounting and reporting policies of State National Bank, Marlow, Oklahoma, (the "Bank") conform to generally accepted accounting principles and general practices within the banking industry.
      The following represent the more significant of the accounting and reporting policies and practices.

      INVESTMENT SECURITIES

      In May 1993, the Financial Accounting Standards Board issued FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities." (FASB No. 115), which became effective for years beginning after December 15, 1993. The Bank implemented FASB No. 115 as of
      January 1, 1994. FASB No. 115 requires investment securities to be categorized into the following three groups:

           *   Investments to be held to maturity;

           *   Investments available for sale; and

           *   Trading investments.

      The Bank has no investments classified as trading. Investment securities classified as "available for sale" are carried at their market value with market value adjustments, net of deferred taxes, reflected as a component of stockholders' equity. Investments classified as "held to maturity" are carried at cost adjusted for the amortization of premiums and accretion of discounts using a method which approximates the interest method.

      Declines in the fair value of individual held-to-maturity and available-for-sale securities below their cost that are other than temporary will result in write-downs of the individual securities to their fair value. The related write-downs will be included in earnings as realized losses. For the year ended December 31, 1994, there have been no such write-downs.

      Gains and losses on the sales of investment securities are recognized on a completed transaction basis. The basis of the securities sold is determined by specific identification of each security.

      LOANS

      Loans are stated at the principal amount outstanding, net of unearned discount and allowances for possible loan losses. Interest income on installment loans is recorded by use of a method which produces a reasonable approximation of constant yield on outstanding principal. Interest on other loans is recognized based upon the principal amount outstanding.

      A loan is placed on nonaccrual status when, in the opinion of management, the future collectability of interest and principal is in serious doubt. Interest income on these loans is only recognized to the extent payments are received and only when all doubt regarding future collectability of principal is removed.

  See Independent Auditors' Report.

STATE NATIONAL BANK

    In May 1993, the Financial Accounting Standards Board issued Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" (FASB No. 114). FASB No. 114 became effective for years beginning after December 15, 1994, and requires banks to specifically identify impaired loans, as defined in the statement, and to measure the impairment based on the fair value of the collateral, if the loan is collateral dependent, or upon the present value of expected future discounted cash flows.

    The Bank will adopt FASB No. 114 on a prospective basis during 1995. The impact that FASB No. 114 will have on the Bank's financial statements is not known or reasonably determinable at this time.

    LOAN ORIGINATION FEES AND COSTS

    Loan origination fees less certain direct origination costs, if material, are capitalized and recognized as an adjustment of yield.
    Such fees and origination costs were not considered material during 1994.

    ALLOWANCE FOR POSSIBLE LOAN LOSSES

    The provision for possible loan losses charged to operating expense is based upon management's evaluation of the inherent risks in the loan portfolio. The allowance is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible. The allowance is determined based on the results of continuing internal loan review procedures, including evaluation of the collectability of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may adversely affect the borrowers' ability to pay.

    PREMISES AND EQUIPMENT

    Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to occupancy expense and is computed primarily by the use of the straight-line method over the estimated useful lives of the assets, ranging from 5 to 40 years. Maintenance and repairs are charged to expense as incurred, while improvements are capitalized. When assets are retired or otherwise disposed of, the cost and applicable accumulated depreciation are removed from the respective accounts and the resulting gain or loss is reflected in income.

    OTHER REAL ESTATE OWNED (OREO)

    Real estate and other assets acquired in actual or in-substance foreclosures are carried at the lower of cost or fair market value.
    Fair market value is based on independent appraisals and other relevant factors. Prior to foreclosure, the value of the underlying loan is written-down to the fair market value of the assets acquired by a charge to the OREO valuation reserve, if necessary. Any subsequent write-downs are charged against noninterest expense.

    PENSION PLAN

    Pension plan cost, determined in accordance with Statement of Financial Standards No. 87, includes current costs less the amortization of transition assets and the deferral of unrecognized gains.

See Independent Auditors' Report.

STATE NATIONAL BANK

    RELATED PARTY TRANSACTIONS

    Certain officers, directors, and their associated businesses were customers of and engaged in transactions with the Bank, consisting primarily of deposits and loans.

    INCOME TAXES

    Effective January 1, 1993, the Bank adopted Financial Accounting Standards Board No. 109, "Accounting for Income Taxes" which requires a liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax bases of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the years in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce deferred tax asset amounts to the amounts that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the year, plus or minus the net change in the deferred tax asset and liability accounts.

    DIVIDEND RESTRICTIONS

    All banks have regulatory restrictions regarding the payment of cash dividends. The approval of the Comptroller of the Currency is required for any national bank desiring to pay dividends in excess of earnings retained in the current year plus retained net profits for the preceding 2 years.

    OFF-BALANCE-SHEET INFORMATION

    In the ordinary course of business, the Bank has entered into off-balance-sheet financial instruments consisting of commitments to extend credit and standby letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

    EARNINGS PER SHARE

    Income per share of common stock is based on net income divided by the weighted average number of shares outstanding during the year. During 1994, the average number of common shares outstanding was 3,000.

    STATEMENT OF CASH FLOWS

    For purposes of presentation in the Statement of Cash Flows for 1994, cash and cash equivalents are defined as those amounts in the balance sheet caption "Cash and due from banks."

    During 1994, additional cash flow information is as follows:

         Cash paid for:
           Interest                                   $2,696,763
                                                      ==========
           Income taxes                               $  615,834
                                                      ==========


See Independent Auditors' Report.

STATE NATIONAL BANK

(2) RESTRICTIONS ON CASH AND DUE FROM BANKS

    Aggregate reserves (in the form of vault cash and deposits with the Federal Reserve Bank) of approximately $455,000 were required to satisfy federal regulatory and other correspondent banking requirements at December 31, 1994.

(3) INVESTMENT SECURITIES

    The carrying amounts of investment securities as shown on the Bank's balance sheet at December 31, 1994, were as follows:

                                                       GROSS       GROSS      ESTIMATED
                                        AMORTIZED   UNREALIZED  UNREALIZED     MARKET
                                           COST       GAINS       LOSSES        VALUE
                                       -----------  ----------  ----------    ----------
    Securities available for sale:
      Debt securities issued by:
        U.S. Treasury                  $ 4,973,189   $   -     $   (62,015)  $ 4,911,174
        Other U.S. Government
          corporations and
          agencies                       4,283,041   $19,112       (70,263)    4,231,890

      Debt securities issued by
        states of the U.S. and
        political subdivision of
        the states                         100,000   $ 5,232         -           105,232

      Other securities                     494,800       -           -           494,800
                                       -----------   -------   -----------   -----------
                                       $ 9,851,030   $24,344   $  (132,278)  $ 9,743,096
                                       ===========   =======   ===========   ===========

    Securities held to maturity:
        Debt securities issued by:
          U.S. Treasury                $ 2,470,393   $   -     $   (41,880)  $ 2,428,513
          Other U.S. Government
            corporations and
            agencies                    32,572,990    32,482    (1,221,422)   31,384,050

        Debt securities issued by
          states of the U.S. and
          political subdivisions of
          the states                     1,988,324    10,701       (42,745)    1,956,280
                                       -----------   -------   -----------   -----------
                                       $37,031,707   $43,183   $(1,306,047)  $35,768,843
                                       ===========   =======   ===========   ===========

    The amortized and estimated market value of debt securities at December 31, 1994, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



See Independent Auditors' Report.

STATE NATIONAL BANK

                                     SECURITIES              SECURITIES TO BE
                                 AVAILABLE FOR SALE          HELD TO MATURITY
                               -----------------------    ----------------------
                                             ESTIMATED                 ESTIMATED
                               AMORTIZED      MARKET      AMORTIZED      MARKET
                                  COST         VALUE         COST        VALUE
                               ----------    ---------   ----------   ----------
Due in 1 year or less          $2,273,106    2,252,695      160,627      160,678
Due after 1 through 5 years     3,775,033    3,745,023    3,764,544    3,707,969
Due after 5 through 10 years      489,706      494,930      796,732      787,222
Due after 10 years              2,818,385    2,755,648   32,309,804   31,112,974
Securities with no
 scheduled repayment              494,800      494,800         -            -
                               ----------    ---------   ----------   ----------
                               $9,851,030    9,743,096   37,031,707   35,768,843
                               ==========    =========   ==========   ==========

    At December 31, 1994, investment securities with a carrying value of approximately $14,945,000 and a market value of approximately
    $18,625,000 were pledged as collateral to secure public funds on deposit and for other purposes required or permitted by law.

    During 1994, the Bank transferred $21,848,536 of investments from "available for sale" to "held to maturity." At the time of the transfer, there was a net unrealized loss of $279,231 on the investments. The amount of unrealized loss was accounted for as an adjustment to the amortized cost of the investments and is being amortized over the remaining life of the investments. The amount of the unrealized loss, net of deferred taxes, on the investments transferred was left as a component of stockholders' equity and is also being amortized over the life of the investments.

    During 1994, all sales of investments were from the "available for sale" category. A summary of such sales is as follows:

               Gross realized gains:
                 U.S. Treasury securities                   $     502
                 U.S. Government agencies                      33,825
                                                            ---------
                                                               34,327
                                                            ---------
               Gross realized losses:
                 U.S. Treasury securities                      (8,822)
                 U.S. Government agencies                    (157,025)
                                                            ---------
                                                             (165,847)
                                                            ---------
                    Net realized losses on sales of
                     securities available for sale          $(131,520)
                                                            =========




See Independent Auditors' Report.

STATE NATIONAL BANK


  (4) LOANS

      A summary of the Bank's loans at December 31, 1994, is as follows:

           Commercial                                           $13,560,310
           Real estate                                           18,325,487
           Installment loans                                      4,962,315
           Agriculture                                            1,673,935
           Other, including overdrafts                            4,247,370
                                                                -----------
                                                                 42,769,417
           Less unearned discount                                    34,383
                                                                -----------
             Loans, net of unearned discount                     42,735,034
           Less allowance for possible loan losses                  372,600
                                                                -----------
                Net loans                                       $42,362,434
                                                                ===========

      Loans on which the accrual of interest has been discontinued or reduced amounted to $680,604 at December 31, 1994. Interest income earned on the nonaccrual loans at December 31, 1994, was approximately $11,000. Had interest accrued during the entire year, interest income from these loans would have approximated $46,000 for the year ended.

      The Bank granted loans, in the ordinary course of business, to certain executive officers, directors, and their affiliates. The Bank believes that all such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than the normal risk of collectability. The aggregate dollar amount of these loans was approximately $477,000 at December 31, 1994.

      Changes in the allowance for possible loan losses account for the year ended December 31, 1994, is as follows:

            Balance at beginning of year                            $403,762

            Provision charged to expense                              21,170
            Recoveries of loans previously charged-off                17,116
            Loans charged-off                                        (69,448)
                                                                    --------
            Balance at end of year                                  $372,600
                                                                    ========

      The Bank grants commercial, real estate, agribusiness, and consumer loans to customers in the state of Oklahoma. Although the Bank has a diversified loan portfolio, the majority of their customers are borrowers who are local residents within the Marlow and Duncan area. The economic conditions of the market area may have an impact on the debtors' ability to repay their loans.




See Independent Auditors' Report.

STATE NATIONAL BANK

  (5) PREMISES AND EQUIPMENT

      Premises and equipment at December 31, 1994, is summarized as follows:

             Land                                         $   63,528
             Building and improvements                       738,405
             Furniture, fixtures, and equipment              665,061
                                                          ----------
                                                           1,466,994
               Less accumulated depreciation                 956,158
                                                          ----------
                                                          $  510,836
                                                          ==========

  (6) OTHER REAL ESTATE OWNED (OREO)

      Other real estate owned (OREO) consists of the following:

             OREO                                         $  516,664
             Allowance for possible write-downs and
              disposal costs                                  71,546
                                                          ----------
                                                          $  445,118
                                                          ==========

      Changes in the allowance for possible write-downs and disposal costs of the OREO account for the year ended December 31, 1994, is as follows:

             Balance at beginning of year                 $   35,930

             Provisions charged to expense                    39,616
             Write-down in carrying value of properties       (4,000)
                                                          ----------

             Balance at end of year                       $   71,546
                                                          ==========

  (7) DEPOSITS

      Certificates of deposit in denominations of $100,000 or more amounted to approximately $18,262,000 at December 31, 1994. NOW accounts amounted to approximately $11,554,000 at December 31, 1994.

      Deposits of executive officers, directors, principle shareholders, and their related affiliates totaled approximately $8,449,000, of which $7,750,000 were interest-bearing, at December 31, 1994.

  (8) INCOME TAXES

      The components of income tax expense at December 31, 1994, is as follows:

             Current tax expense -- federal               $  656,000
             Deferred tax expense                             43,000
                                                          ----------

                 Income tax expense                       $  699,000
                                                          ==========




See Independent Auditors' Report.

STATE NATIONAL BANK

    The primary difference between the expected tax expense at the federal statutory income tax rate of 34% and the expense reflected in the financial statements, is due to tax exempt interest income on securities and loans.

    The Bank has approximately $388,000 of net operating loss carryforwards available for Oklahoma income taxes. The net operating loss carryforwards will expire by 2005, if not used sooner.

    Deferred tax assets recorded as of December 31, 1994, is as follows:

         Assets:
           Benefit of net operating loss carryforward
             for state income tax purposes                 $   19,462


           Difference in financial and tax reporting
             methods for:
               Allowance for loan losses                       28,052
               OREO                                            20,765

           Deferred tax asset established as a
             result of FASB No. 115 for market value
             adjustments on securities                        131,384
                                                           ----------
                   Net deferred tax assets                 $  199,663
                                                           ==========

(9) EMPLOYEE BENEFIT PLANS

    PROFIT SHARING

    The Bank has a profit sharing plan (the "Profit Sharing Plan") which covers all employees who meet certain eligibility requirements. An eligible employee must be at least 21 years of age and must have completed at least 1 year of service. Under the terms of the Profit Sharing Plan, participants cannot contribute to the Profit Sharing Plan. The Bank may make optional contributions annually out of net profits. Participants become fully vested after 6 years of service.

    The Bank made no optional contributions during the year ended December 31, 1994.

    PENSION PLAN

    The Bank has a defined benefit pension plan (the "Pension Plan") covering all employees who meet certain eligibility requirements. To be eligible for the Pension Plan, an employee must have been employed 12 months and have at least 1,000 hours of service. The pension benefits are payable at age 65 as a life annuity (with 120 guaranteed payments) equal to the sum of 1.05% of the average monthly compensation, plus .585% of the average monthly compensation in excess of the covered compensation times the years of service with the Bank. The Pension Plan assets consist primarily of cash and securities. The Bank's funding policy is to fund an amount, as determined by the Bank and its independent actuary, that will meet the minimum funding required by applicable law and maximize the tax benefit to the Bank. During 1994, the Bank contributed $60,220 to the Pension Plan. The assumptions used in determining the pension

See Independent Auditors' Report.

STATE NATIONAL BANK

    expense and funded status information below were a discount rate of 7.25%, a long-term rate of return on assets of 7.25%, and salary progression of 3%.

    The net periodic cost for December 31, 1994, includes the following components:

         Service cost                                      $  41,049
         Interest cost on projected benefit obligation        62,036
         Return on Pension Plan assets                        10,163
         Net amortization and deferred items                 (47,905)
                                                           ---------
              Net periodic pension cost as determined by
                FASB No. 87                                   65,343

         Amount not recorded due to immateriality              5,123
                                                           ---------
              Pension expense recorded by Bank             $  60,220
                                                           =========

    The Pension Plan was amended as of December 31, 1994. The amendment ceased the accrual of benefits by participants in the Pension Plan. In addition, all participants were deemed 100% vested in the accrued benefits earned by the participants as of December 31, 1994. No further benefits will accrue on behalf of any of the participants after December 31, 1994.

    Also, in January 1995, the Board of Directors passed a resolution to terminated the Pension Plan effective April 1, 1995. While the amendment of the Pension Plan curtailed benefits which would normally result in a gain for the Bank, the amendment and termination were done in response to the Bank being sold, as more fully described in Note 12. No gain on the curtailment will be recognized in 1994. The curtailment gain along with any provision for settlement and termination benefits will be recognized in 1995 when the actual termination of the Pension Plan takes place and when the costs can be reasonably estimated. Subsequent to December 31, 1994, the Bank and their consulting actuary estimated $231,000 to be needed to fully fund the Pension Plan and pay certain termination costs. An estimate of expense and costs in accordance with FASB No. 87 and 88 has not been made.

    As a result of the amendment and curtailment of benefits, a gain of $159,511 will be recognized in 1995. The gain results from the following:

         Reduction in projected benefit obligation         $ 234,339

         Recognition of previous unrealized loss             (74,828)
                                                           ---------
              Net curtailment gain to be recognized        $ 159,511
                                                           =========


    However, the Bank will also have to recognize settlement and termination costs in 1995 when the Pension Plan is terminated.

See Independent Auditors' Report.

STATE NATIONAL BANK

    The following table summarizes the funded status of the Pension Plan and the related amounts recognized in the Bank's financial statements as of December 31, 1994:

    Actuarial present value of benefit obligation:
      Vested benefit obligation                            $  722,905
      Nonvested benefit obligation                                 --
                                                           ----------
              Accumulated benefit obligation               $  722,905
                                                           ==========
    Plan assets at fair value                              $  701,567
    Projected benefit obligation                              957,244
                                                           ----------
    Projected benefit obligation in excess of plan assets    (255,677)
    Unrecognized transition liability, being amortized
      over 16 years                                           175,726
    Adjustment required to recognize minimum liability        (16,215)
    Unrecognized net loss                                      74,828
                                                           ----------
         Pension (liability) to be recognized at
           December 31, 1994                               $  (21,338)
                                                           ==========

    The above liability was not recorded by the Bank.


  (10)  FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

    The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statement of financial position. The contract or notional amounts of those instruments reflect the extent of involvement the Bank has in particular classes of financial instruments.

    The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual notional amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.



                                                          1994
                                                       CONTRACT OR
                                                     NOTIONAL AMOUNT
                                                     ---------------
         Financial instruments whose contract
           amounts represent credit risk:
             Commitments to extend credit:
               Loans                                     $ 779,000
               Letters of credit                           142,000

    Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of

See Independent Auditors' Report.

STATE NATIONAL BANK

       the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the counter party. Collateral held varies, but may include accounts receivable, inventory, property, plant and equipment, livestock, and real estate.

       Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank holds collateral supporting those commitments for which collateral is deemed necessary.

  (11) CONCENTRATION OF CREDIT RISK

       At December 31, 1994, the Bank had a significant concentration of credit risk with the following financial institutions. The credit risk was in the form of cash clearings, federal funds sold, and correspondent bank accounts held. The Bank evaluates the stability of the financial institutions they do business with in determining overall credit risk. The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instruments noted above is represented by the contractual notional amount of those instruments.

                                                            CONTRACT OR
                                                          NOTIONAL AMOUNT
                                                          ---------------
            Federal Home Loan Bank,
              Topeka, Kansas                                 $5,000,482

            Boatmen's First National Bank,
              Oklahoma City, Oklahoma                         2,620,294

            First Tennessee Bank,
              Knoxville, Tennessee                            1,008,013

            The Boatmen's National Bank,
              St. Louis, Missouri                             1,001,514
                                                             ----------
                                                             $9,630,303
                                                             ==========

  (12) AGREEMENT AND PLAN OF REORGANIZATION

       On October 28, 1994, the Bank entered into an agreement to sell 100% of its issued and outstanding shares of common stock to BancFirst of Oklahoma City. The purchase is subject to approval by the Oklahoma State Banking Board and the Federal Reserve Bank. Such approvals have been received and closing occurred during March 1995. State National Bank was merged with BancFirst, with BancFirst being the surviving entity. The acquisition will be accounted for by BancFirst as a purchase.



See Independent Auditors' Report.

STATE NATIONAL BANK

  (13) DIVIDENDS PER SHARE

       The Bank declared and paid dividends of $18,000 or $6 per share of outstanding common stock as of December 31, 1994.

  (14) COMMITMENTS AND CONTINGENT LIABILITIES

       The Bank is a defendant in legal actions arising from normal business activities. Management believes that those actions are without merit or that the ultimate liability, if any, from them will not materially affect the Bank's financial position.


















See Independent Auditors' Report.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of City Bankshares, Inc.


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of City Bankshares, Inc. and its subsidiaries at December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP

Oklahoma City, Oklahoma
February 3, 1995

CITY BANKSHARES, INC.

CONSOLIDATED BALANCE SHEET (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                    SEPTEMBER 30,        DECEMBER 31,
                                                        1995          1994        1993
                                                     (UNAUDITED)
ASSETS
Cash and due from banks                                $  8,683    $ 10,191    $ 11,098
Interest bearing deposits with banks                         18          24          25
Investment securities                                    42,932      46,303      41,013
Federal funds sold                                          300      12,000       7,800
Loans, net                                               75,701      66,196      65,416
Premises and equipment, net                               5,596       6,042       5,839
Intangible assets, net                                    1,331       1,595       1,972
Other assets, net                                         4,707       4,879       4,638
Deferred tax asset, net                                      10         106          85
                                                       --------    --------    --------
                                                       $139,278    $147,336    $137,886
                                                       ========    ========    ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Non-interest bearing                              $ 42,112    $ 45,751    $ 40,335
     Interest bearing                                    80,835      85,996      83,164
                                                       --------    --------    --------
               Total deposits                           122,947     131,747     123,499

Long-term borrowings                                      1,500       1,800       1,961
Other liabilities                                           716         507         510
Current taxes payable                                      --            49         --
                                                       --------    --------    --------
               Total liabilities                        125,163     134,103     125,970
                                                       --------    --------    --------
Minority interest                                           324         289         234
                                                       --------    --------    --------
Commitments and Contingencies (Note 14)

Stockholders' equity:
     Common stock; $1.00 par value, 2,000,000 shares
     authorized; 889,650 shares issued and
          outstanding                                       890         890         890
     Capital surplus                                      8,002       8,002       8,002
     Retained earnings                                    4,911       4,172       2,912
     Unrealized holding loss on investment securities        (7)       (115)        --
     Loan to ESOP                                           --         --          (117)
     Treasury stock, at cost                                 (5)         (5)         (5)
                                                       --------    --------    --------
                                                         13,791      12,944      11,682
                                                       --------    --------    --------
                                                       $139,278    $147,336    $137,886
                                                       ========    ========    ========

    The accompanying notes are an integral part of these financial statements.

CITY BANKSHARES, INC.

CONSOLIDATED STATEMENT OF INCOME (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                  NINE MONTHS ENDED
                                                   SEPTEMBER 30,       YEAR ENDED DECEMBER 31,
                                                 1995         1994       1994          1993
                                             (UNAUDITED)  (UNAUDITED)
Interest income:
     Loans, including fees                     $ 5,120      $ 4,162     $ 5,716      $ 5,485
     Investment securities                       1,917        1,882       2,549        2,145
     Federal funds sold                            164           64          99          159
     Interest-bearing deposits                       1            1           1            2
                                               -------      -------     -------      -------
               Total interest income             7,202        6,109       8,365        7,791
                                               -------      -------     -------      -------
Interest expense:
     Deposits                                    2,395        1,770       2,470        2,493
     Short-term borrowings                          22           60          99           22
     Long-term borrowings                          111           96         126          163
                                               -------      -------     -------      -------
               Total interest expense            2,528        1,926       2,695        2,678
                                               -------      -------     -------      -------
Net interest income                              4,674        4,183       5,670        5,113
Provision for possible loan losses                  75           22          22          156
                                               -------      -------     -------      -------
Net interest income after provision
 for possible loan losses                        4,599        4,161       5,648        4,957
                                               -------      -------     -------      -------
Non-interest income:
     Data processing income                      7,643        6,459       8,803        7,989
     Service charges on deposits                   776          828       1,080        1,183
     Securities transactions                       --          --          --            135
     Other                                         186          187         250          316
                                               -------      -------     -------      -------
               Total non-interest income         8,605        7,474      10,133        9,623
                                               -------      -------     -------      -------
Non-interest expense:
     Salaries and employee benefits              5,272        4,661       6,388        6,075
     Occupancy, net                                640          711         945          968
     Depreciation and amortization               1,100        1,025       1,392        1,332
     Data processing services                    2,578        1,983       2,781        2,171
     Net expense from other real estate owned       56           70         155          275
     Other                                       1,746        1,678       2,136        2,116
                                               -------      -------     -------      -------
               Total non-interest expense       11,392       10,128      13,797       12,937
                                               -------      -------     -------      -------
Income before taxes and cumulative
 effect of accounting change                     1,812        1,507       1,984        1,643
Income tax expense                                 718          584         724          445
                                               -------      -------     -------      -------
Net income before cumulative effect
 of accounting change                            1,094          923       1,260        1,198
Cumulative effect of accounting change            --           --          --           (214)
                                               -------      -------     -------      -------
Net income                                     $ 1,094      $   923     $ 1,260      $ 1,412
                                               =======      =======     =======      =======

    The accompanying notes are an integral part of these financial statements.

CITY BANKSHARES, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

                                                           NINE MONTHS ENDED
                                                              SEPTEMBER 30,          YEAR ENDED DECEMBER 31,
                                                         1995            1994          1994         1993
                                                      (UNAUDITED)    (UNAUDITED)
Operating activities:
     Net income                                         $ 1,094        $   923       $  1,260     $  1,412
     Adjustments to reconcile net income to
      net cash provided by operating activities:
          Provision for loan losses                          75             22             22          156
          Provision for other real estate losses             24             68            113          403
          Depreciation and amortization                   1,100          1,025          1,392        1,332
          Net accretion of investment
           security premiums and discounts                  (11)           286            311          211
          Accretion of loan discounts, net                   43            (26)           (28)         (64)
          (Increase) decrease in interest receivable        (52)           (74)          (193)         277
          Increase (decrease) in interest payable            71            (27)            15           96
          Change in current taxes                           (84)           (27)            87          (81)
          Change in deferred taxes                           26             44             53         (334)
          Other, net                                        407           (145)          (162)         179
                                                        -------        -------       --------     --------
Net cash provided by operating activities                 2,693          2,069          2,870        3,587
                                                        -------        -------       --------     --------
Investing activities:
     Proceeds from sales and maturities of
      investment securities                               5,919         15,316         13,845       26,707
     Purchases of investment securities                  (2,359)       (19,944)       (19,635)     (33,133)
     Net (increase) decrease in loans                    (9,623)        (1,150)          (773)       1,054
     Excess cost over assets acquired                        --             --             --           83
     Purchases of premises and equipment                   (389)          (921)        (1,219)        (643)
     Decrease in loan to ESOP                                --            117            117           59
                                                        -------        -------       --------     --------
Net cash used in investing activities                    (6,452)        (6,582)        (7,665)      (5,873)
                                                        -------        -------       --------     --------

  The accompanying notes are an integral part of these financial statements.

CITY BANKSHARES, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                      NINE MONTHS ENDED
                                                        SEPTEMBER 30,            YEAR ENDED DECEMBER 31,
                                                     1995           1994          1994            1993
                                                  (UNAUDITED)   (UNAUDITED)
Financing activities:
     Net increase in savings accounts and
      demand deposits                               (9,840)        (8,899)        6,275          15,315
     Net increase (decrease) in certificates
      of deposit                                     1,040           (257)        1,973          (7,284)
     Net increase in short-term borrowings              --          6,100            --              --
     Net decrease in long-term borrowings             (300)           (61)         (161)           (291)
     Issuance of common stock                           --             --            --              42
     Dividends paid                                   (355)            --            --              --
                                                  --------        -------       -------         -------
Net cash provided by (used in) financing
 activities                                         (9,455)        (3,117)        8,087           7,782
                                                  --------        -------       -------         -------
Net increase (decrease) in cash and cash
 equivalents                                       (13,214)        (7,630)        3,292           5,496

Cash and cash equivalents at the beginning
 of the period                                      22,215         18,923        18,923          13,427
                                                  --------        -------       -------         -------
Cash and cash equivalents at the end of the
 period                                           $  9,001        $11,293       $22,215         $18,923
                                                  ========        =======       =======         =======

               SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION


Cash paid during the period for interest          $  2,457        $ 1,953       $ 2,680         $ 2,774
                                                  ========        =======       =======         =======
Cash paid during the period for taxes             $    776        $   567       $   604         $   620
                                                  ========        =======       =======         =======

            SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES

Unrealized holding loss on investment securities,
 net of $5, $52 and $74 tax effect, respectively  $      7        $    79       $   115         $    --
                                                  ========        =======       =======         =======

 The accompanying notes are an integral part of these financial statements.

CITY BANKSHARES, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                         NINE MONTHS ENDED
                                                           SEPTEMBER 30,        YEAR ENDED DECEMBER 31,
                                                              1995                1994       1993
                                                          (UNAUDITED)
Common stock:
     Balance at beginning of period (889,650, 889,650
      and 885,650 shares, respectively)                     $   890              $   890     $   886

     Issuance of common stock                                    --                   --           4
                                                             -------             -------     -------
     Balance at end of period (889,650 shares)                  890                  890         890
                                                             -------             -------     -------
Capital surplus:
     Balance at beginning of period                            8,002               8,002       7,964

     Issuance of common stock                                     --                  --          38
                                                             -------             -------     -------
     Balance at end of period                                  8,002               8,002       8,002
                                                             -------             -------     -------
Retained earnings:
     Balance at beginning of period                            4,172               2,912       1,500

     Net income                                                1,094               1,260       1,412
     Dividend paid ($.40 per common share)                      (355)                 --          --
                                                             -------             -------     -------
     Balance at end of period                                  4,911               4,172       2,912
                                                             -------             -------     -------
Unrealized holding loss on investment securities, net             (7)               (115)         --
                                                             -------             -------     -------
Loan to ESOP:
     Balance at beginning of period (0, 13,000 and 19,500
      shares, respectively)                                       --                (117)       (176)
     Net payments on ESOP loan (0, 13,000 and 6,500
      shares, respectively)                                       --                 117          59
                                                             -------             -------     -------
     Balance at end of period (0, 0 and 13,000 shares,
      respectively)                                               --                  --        (117)
                                                             -------             -------     -------
Treasury stock:
     Balance at beginning and end of period (5,000 shares)        (5)                 (5)         (5)
                                                             -------             -------     -------
Total stockholders' equity                                   $13,791             $12,944     $11,682
                                                             =======             =======     =======

  The accompanying notes are an integral part of these financial statements.

CITY BANKSHARES, INC.

NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

City Bankshares, Inc. ("Bankshares") was incorporated in Oklahoma in June 1985 for the purpose of becoming a bank holding company. The accounting and reporting policies of Bankshares and its wholly-owned subsidiary City Bank and Trust (the "Company") conform to generally accepted accounting principles and general practice within the banking industry. The following represent the more significant of those policies and practices.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Bankshares and the following subsidiaries: City Bank and Trust, C-Teq, Inc. and C-Teq, Inc.'s subsidiary, Versateq, Inc.

All significant intercompany accounts and transactions have been eliminated.

INTERIM FINANCIAL INFORMATION

The accompanying unaudited consolidated financial statements for the nine-month periods ended September 30, 1995 and 1994 have been prepared in accordance with the instructions for interim financial reporting as prescribed by the Securities and Exchange Commission. All material adjustments (consisting solely of normal recurring adjustments) which, in the opinion of management, were necessary for a fair presentation of the results for the interim periods have been reflected. The results for the nine months ended September 30, 1995, are not necessarily indicative of the results to be expected for the full year.

INVESTMENT SECURITIES

Effective January 1, 1994, the Company prospectively adopted the Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("FAS 115"). Under FAS 115, the Company's marketable securities are classified as either available-for-sale or as held-to-maturity. Investments which are classified as available-for-sale are recorded at current market value, with an offsetting adjustment to stockholders' equity. Investments which are classified as held to maturity are carried at cost, adjusted for amortization of premium and accretion of discount on a basis that approximates the interest method. Gains or losses on the disposition of investment securities are recognized based upon the adjusted cost of the specific securities sold. The Company's policy is to hold its investment securities to maturity and does not engage in trading activities. The effect of adoption of this statement did not have a material effect on the Company's consolidated financial position.

LOANS

Loans are stated at the principal amount outstanding, net of unearned discount. Interest income on installment loans is recognized using the interest method. Interest on other loans is recognized based on the principal amount of loans outstanding. A loan is placed on non-accrual status when, in the opinion of management, the future collectibility of interest and principal is in doubt. Interest income on these loans is only recognized to the extent payments are received.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

The allowance for possible loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for possible loan losses when management believes that the collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb possible loan losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans. The evaluations take into consideration such factors as changes in the nature and volume of the portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrowers' ability to pay.

PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets. The estimated useful lives range from three to thirty-five years. Maintenance and repairs are charged to expense as incurred, while improvements are capitalized. When assets are retired or otherwise disposed of, the cost and applicable accumulated depreciation are removed from the respective accounts and any resulting gain or loss is reflected in operations.

INTANGIBLE ASSETS

Intangible assets consist of core deposit intangible, data processing contracts, a non-compete agreement and excess cost over net assets of acquired subsidiaries. Core deposit intangible and excess cost over net assets of acquired subsidiaries are amortized on a straight-line basis over 15 years.
Data processing contracts are amortized under the straight-line method over the estimated life of the related contracts, which ranges from 3 to 10 years. The non-compete agreement is amortized using the straight-line method over 5 years.

OTHER REAL ESTATE AND REPOSSESSED ASSETS

Other real estate and repossessed assets are included in other assets and are comprised of real property and other miscellaneous assets acquired through foreclosure proceedings or acceptance of a deed in lieu of foreclosure. These assets are carried at the lower of the recorded investment in the loan or fair value based on appraised value. Losses arising from acquisition of such assets are charged against the allowance for possible loan losses. Other real estate and repossessed assets approximated $1,694 at December 31, 1994 and $1,957 at December 31, 1993.

DATA PROCESSING INCOME

Check and data processing income is recognized as the services are performed.

INCOME TAXES

Bankshares and its subsidiaries file a consolidated tax return. Beginning January 1, 1993, the Company adopted the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109") and applied the provisions prospectively in 1993.

The adoption of FAS 109 changes the Company's method of accounting for income taxes from the deferred method (APB 11) to an asset and liability method. Previously, the Company has provided deferred income taxes to reflect the effect of certain items of income and expense which are recognized for financial reporting purposes in a time period which differs from the period in which they are recognized for federal income taxes purposes. The asset and liability method requires the recognition of deferred taxes for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of assets and liabilities.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers cash and due from banks, interest bearing deposits with banks, and federal funds sold as cash equivalents.

RECLASSIFICATIONS

Certain 1993 amounts have been reclassified to conform with 1994 presentation.

2.   RESTRICTIONS ON DUE FROM FEDERAL RESERVE

The Company is required, as a matter of law, to maintain an average reserve balance with the Federal Reserve Bank. The average amount of reserve balances for the years ended December 31, 1994 and 1993 was approximately $1,270 and $1,073, respectively.

3.   INVESTMENT SECURITIES

The amortized cost and estimated market values of investments in debt securities are as follows:


HELD-TO-MATURITY                                         DECEMBER 31, 1994
                                                         GROSS        GROSS     ESTIMATED
                                           AMORTIZED   UNREALIZED   UNREALIZED   MARKET
                                             COST         GAINS      LOSSES      VALUE

U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                 $37,667         $  6      $(2,990)    $34,683

Mortgage-backed securities                     820           --          (33)        787

Other debt securities                        1,194           --          (26)      1,168
                                           -------         ----      -------     -------
          Totals                           $39,681         $  6      $(3,049)    $36,638
                                           =======         ====      =======     =======
AVAILABLE-FOR-SALE                                       DECEMBER 31, 1994
                                                          GROSS       GROSS      ESTIMATED
                                          AMORTIZED    UNREALIZED   UNREALIZED    MARKET
                                            COST          GAINS       LOSSES       VALUE
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                 $ 6,811         $ --      $  (189)    $ 6,622
                                           =======         ====      =======     =======

An unrealized holding loss on investment securities of $115, net of $74 tax effect, is reflected in a separate component of stockholders' equity.

HELD-TO-MATURITY                                          DECEMBER 31, 1993
                                                          GROSS       GROSS      ESTIMATED
                                          AMORTIZED    UNREALIZED   UNREALIZED    MARKET
                                            COST          GAINS       LOSSES       VALUE
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                 $36,453         $162      $   (32)    $36,583

Mortgage-backed securities                   2,766           38           --       2,804

Other debt securities                        1,794           12           --       1,806
                                           -------         ----      -------     -------
          Totals                           $41,013         $212      $   (32)    $41,193
                                           =======         ====      =======     =======

The amortized cost and estimated market value of debt securities at December 31, 1994, by contractual maturities, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            ESTIMATED
                                              AMORTIZED      MARKET
HELD-TO-MATURITY                                COST          VALUE
Due in one year or less                     $    3,002     $    3,003
Due after one year, through five years           9,472          8,637
Due after five years, through ten years          4,310          3,766
Due after ten years                             22,077         20,445
                                            ----------     ----------
                                                38,861         35,851

Mortgage-backed securities                         820            787
                                            ----------     ----------
                                            $   39,681     $   36,638
                                            ==========     ==========

                                                            ESTIMATED
                                              AMORTIZED      MARKET
AVAILABLE-FOR-SALE                              COST         VALUE
Due in one year or less                     $    5,000     $    4,858
Due after one year, through five years            --           --
Due after five years, through ten years             58             58
Due after ten years                              1,753          1,706
                                            ----------     ----------
                                            $    6,811     $    6,622
                                            ==========     ==========

Although the stated final maturities are within the time frames stated, the estimated actual life may be shorter.

Investment securities having a book value of $27,708 and $17,076 at December 31, 1994 and 1993, respectively, were pledged to secure public funds on deposit and for other purposes as required or permitted by law.

4.   LOANS

The following is a schedule of loans outstanding, by category:

                                                 DECEMBER 31,
                                                1994       1993
Commercial, financial and other              $51,715      50,355
Real estate mortgage - personal                9,930      10,253
Installment                                    5,303       5,672
                                            --------     -------
    Total loans                               66,948      66,280

Unearned discount                                (12)        (40)
                                            --------     -------

    Loans, net of unearned discount           66,936      66,240

Allowance for possible loan losses              (740)       (824)
                                            --------     -------
    Loans, net                              $ 66,196     $65,416
                                            ========     =======

Loans on which the accrual of interest has been discontinued or reduced amounted to $157 at December 31, 1994 and $482 at December 31, 1993.

Certain of Bankshares' officers, directors and stockholders had transactions with the Company in the ordinary course of business. In the opinion of management, such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than a normal amount of risk. Loan transactions with officers, directors, principal stockholders and their affiliated interests are as follows:

                                                   YEAR ENDED DECEMBER 31,
                                                       1994        1993
Balance at beginning of year                         $ 3,817     $ 3,014
Additions                                              9,921       6,736
Amounts collected                                     (8,785)     (5,933)
                                                     -------     -------
Balance at end of year                               $ 4,953     $ 3,817
                                                     =======     =======

Interest income attributable to related party loans amounted to $337 and $227 during 1994 and 1993, respectively.

Changes in the allowance for possible loan losses are summarized below:

                                                    YEAR ENDED DECEMBER 31,
                                                       1994        1993
Balance at beginning of year                          $ 824       $ 796
Provisions                                               22         156
Recoveries                                               12           9
Loans charged off                                      (118)       (137)
                                                     ------       -----
Balance at end of year                               $  740       $ 824
                                                     ======       =====

Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" ("FAS 114"), was issued in May 1993. This new accounting standard requires that impaired loans be measured based upon the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent.
A loan is impaired when, based on current information and events, it is probable that all amounts due according the contractual terms of the loan agreement will not be collected. The Company plans to adopt FAS 114 in January 1995. The adoption of FAS 114 is not expected to have a material effect on the financial position or results of operation of the Company.

5.     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of their customers. The financial instruments include commitments to advance funds on existing credit facilities and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statement of financial position. The contractual amounts of these instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to advance funds on existing credit facilities and standby letters of credit is represented by the contractual amounts of the instruments. Management uses the same credit policies in making these commitments as they do for on-balance sheet instruments.

Commitments to advance funds on existing credit facilities are agreements to lend to a customer as long as there is no violation of any condition established in the contract. These commitments have fixed expiration dates or other termination clauses and may require payment of a fee. At December 31, 1994, the Company's total unfunded commitments to extend credit on existing facilities amounted to $17,973. Management evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by management, upon extension of credit is based on management's evaluation of the customer. Collateral held varies but may include accounts receivable, inventory, marketable securities, fixed assets and real estate.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party and total $667 at December 31, 1994. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies but may include accounts receivable, inventory, marketable securities, fixed assets and real estate. Since most of the letters of credit are expected to expire without being drawn upon, they do not necessarily represent future cash requirements.

6.     SIGNIFICANT GROUP CONCENTRATIONS OF CREDIT RISK

The Company's principal area of business is the Oklahoma City Metro area and, as a result, at December 31, 1994, the loan portfolio contained concentrations of credit risk with borrowers located in this area.

7.     PREMISES AND EQUIPMENT

The following is a summary of premises and equipment, by category:


                                                     DECEMBER 31,
                                                    1994       1993
Land                                              $ 1,067    $ 1,067
Buildings                                           1,998      1,998
Furniture, fixtures and equipment                   9,177      8,036
                                                  -------    -------
                                                   12,242     11,101
Accumulated depreciation                           (6,200)    (5,262)
                                                  -------    -------
                                                  $ 6,042    $ 5,839
                                                  =======    =======

Depreciation expense was $1,016 and $945 for years ended December 31, 1994 and 1993, respectively.

8.     INTANGIBLE ASSETS

Intangible assets are summarized as follows:

                                                           DECEMBER 31,
                                                          1994       1993
Core deposit                                           $ 2,399     $ 2,399
Data processing contracts                                1,089       1,089
Non-compete agreement                                      250         250
Excess cost over net assets of acquired subsidiaries       704         704
                                                       -------     -------
                                                         4,442       4,442
Accumulated amortization                                (2,847)     (2,470)
                                                       -------     -------
                                                       $ 1,595     $ 1,972
                                                       =======     =======

Amortization expense amounted to $377 and $384 in 1994 and 1993, respectively.

9.     TIME DEPOSITS

Certificates of deposit in denominations of $100 or more amounted to $14,624 and $9,652 at December 31, 1994 and 1993, respectively.

10.    LONG-TERM BORROWINGS

Information related to long-term borrowings is summarized as follows:

                                                           DECEMBER 31,
                                                        1994       1993
Term loan agreement                                    $1,800     $1,200
Guaranteed ESOP debt                                     --          117
Convertible subordinated debentures                      --          644
                                                       ------     ------
                                                       $1,800     $1,961
                                                       ======     ======

TERM LOAN AGREEMENT

Bankshares has a $2,000 term loan with Boatmen's First National Bank of Oklahoma (Boatmen's). The terms of the loan provide for interest equal to Boatmen's corporate base rate plus 1/4% fixed annually at the note's anniversary date (6.25% at December 31, 1994). The term loan is due December 31, 2003, with semi-annual principal payments of $100, plus accrued interest quarterly. The indebtedness is secured by all of the outstanding capital stock of the Company and Bankshares' interest in the outstanding stock of C-Teq. The terms of the agreement contain certain provisions regarding maintenance of minimum capital ratios at the subsidiary bank.

GUARANTEED ESOP DEBT

Bankshares has guaranteed two term loans of its ESOP, the proceeds of which were used to purchase shares of Bankshares common stock. During the year, the ESOP fully retired all indebtedness with cash that had been accumulated within the plan.

CONVERTIBLE SUBORDINATED DEBENTURES

As of December 31, 1993, Bankshares had outstanding $644 principal amount of its 10% Convertible Subordinated Debentures due December 31, 1996. The debentures were convertible into common stock at $15.00 per share and were subordinate in right of payment to all senior indebtedness. As of the election date December 31, 1993, no debenture holders elected to convert into common stock of the Company. Under the terms of the debenture agreement, the Company elected to retire all of the outstanding debentures during the current fiscal year.

Amounts due on long-term borrowings in each of the next five years are as follows:

          1995                                         $  200
          1996                                            200
          1997                                            200
          1998                                            200
          1999 & Thereafter                             1,000
                                                       ------
                                                       $1,800
                                                       ======

11.    INCOME TAXES

The provision for income taxes consist of the following:

                                              YEAR ENDED DECEMBER 31,
                                              1994              1993
Current tax expense:
       Federal                                $615             $ 571
       State                                    56                11
                                              ----             -----
             Total current                     671               582
                                              ----             -----
Deferred tax expense (benefit):
       Federal                                  46              (125)
       State                                     7               (12)
                                              ----             -----
             Total deferred                     53              (137)
                                              ----             -----
             Total income tax expense         $724             $ 445
                                              ====             =====

The income tax provision for 1994 differs from the expected corporate income tax rate primarily as a result of permanent differences in the determination of pre-tax and taxable income. The majority of the permanent differences are attributable to amortization of intangibles.

The deferred tax asset under FAS 109 is comprised of the following:

                                                       DECEMBER 31,
                                                     1994        1993
Loan loss reserve                                    $ 57        $128
Other real estate owned                               405         446
Unrealized holding loss on investment securities       74         --
                                                     ----        ----
       Gross deferred tax asset                       536         574
                                                     ----        ----
Premises and equipment                                365         389
Intangible assets                                      65         100
                                                     ----        ----
          Gross deferred tax liability                430         489
                                                     ----        ----
Deferred tax asset, net                              $106        $ 85
                                                     ====        ====

A reconciliation of tax expense at the federal statutory tax rate applied to income before taxes follows:


                                                   YEAR ENDED DECEMBER 31,
                                                       1994        1993
Tax expense at the federal statutory tax rate          $675       $ 559
(Increase) decrease in tax expense from:
       Excess cost amortization                          56          44
       Adoption of new accounting principle for taxes    --        (214)
       State tax expense, net of federal tax benefit     38         --
       Other, net                                       (45)       (158)
                                                       ----       -----
       Total tax expense                               $724       $ 231
                                                       ====       =====

12.    CONDENSED PARENT COMPANY FINANCIAL STATEMENTS

The following condensed financial statements are for City Bankshares, Inc. only:

                                  BALANCE SHEET

                                                            DECEMBER 31,
                                                         1994        1993
ASSETS
Cash and temporary investments                           $   277   $   442
Investment in subsidiaries; at equity                     13,941    12,697
Excess cost over net assets of acquired subsidiaries         392       416
Current tax asset, net                                       101        68
Other assets                                                  37        37
                                                         -------    ------
                                                         $14,748   $13,660
                                                         =======   =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Long-term borrowings                                     $ 1,800   $ 1,961
Other liabilities                                              4        17
Stockholders' equity                                      12,944    11,682
                                                         -------   -------
                                                         $14,748   $13,660
                                                         =======   =======

                               STATEMENT OF INCOME

                                                                             FOR THE YEAR ENDED
                                                                                DECEMBER 31,
                                                                            1994           1993
Operating income:
       Dividends from subsidiaries                                          $  --          $  300
       Interest                                                                 18             12
                                                                            ------         ------
          Total operating income                                                18            312
                                                                            ------         ------
Operating expense:
       Interest                                                                126            163
       Other                                                                    38             52
                                                                            ------         ------
          Total operating expense                                              164            215
                                                                            ------         ------
(Loss) income before income tax benefit, equity in undistributed earnings
 of subsidiaries and cumulative effect of accounting change                   (146)            97

Allocated income tax benefit                                                    48            134
                                                                            ------         ------
(Loss) income before equity in undistributed earnings of subsidiaries and
       cumulative effect of account change                                     (98)           231

Undistributed earnings of subsidiaries                                       1,358            871
                                                                            ------         ------
Net income before cumulative effect of accounting change                     1,260          1,102
Cumulative effect of accounting change                                         --             310
                                                                            ------         ------
Net income                                                                  $1,260         $1,412
                                                                            ------         ------
                                                                            ------         ------

                             STATEMENT OF CASH FLOWS

                                                         FOR THE YEAR ENDED
                                                            DECEMBER 31,
                                                           1994      1993
Operating activities:
       Net income                                       $  1,260  $  1,412
       Adjustments to reconcile net income to net cash
        used in operating activities:
          Depreciation and amortization                       23        25
          Change in deferred taxes                           --       (310)
          Change in current taxes                            (33)     (100)
          Equity in earnings of subsidiaries              (1,358)   (1,171)
          Unrealized holding losses                         (115)       --
          Other, net                                         (15)      (26)
                                                        --------  --------
Net cash used in operating activities                       (238)     (170)
                                                        --------  --------
Investing activities:
       Issuance of common stock                              --         42
       Dividends received                                    --        300
       Decrease in loan to ESOP                              117        59
                                                        --------  --------
Net cash provided by investing activities                    117       401
                                                        --------  --------
Financing activities:
       Principal payments on long-term debt                  (44)     (232)
                                                        --------  --------

Net decrease in cash and cash equivalents                   (165)       (1)

Cash and cash equivalents at the beginning of the year       442       443
                                                        --------  --------
Cash and cash equivalents at the end of the year        $    277  $    442
                                                        ========  ========

                SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest                  $    139  $    165
                                                        ========  ========
Cash paid during the year for income taxes              $    604  $    620
                                                        ========  ========

13.    EMPLOYEE AND OTHER BENEFITS

In September, 1985, Bankshares adopted the City Bankshares, Inc. Employee Stock Ownership Plan ("Plan") effective October 1, 1985. The Plan covers all eligible employees, as defined in the Plan, of Bankshares and its subsidiaries. The participants are not permitted to contribute to the Plan, and the annual contribution to the Plan by the Bankshares is at the discretion of the Board of Directors. The aggregate amount of cash contributions to the Plan for the years ending December 31, 1994 and 1993 were approximately $168 and $280, respectively.

Bankshares also adopted the City Bankshares, Inc. Stock Option Plan ("Option Plan") in December, 1985. The Option Plan authorizes the Board of Directors to grant incentive stock options ("the options") for up to a maximum of 200,000 shares of Bankshares' common stock. The options are exercisable six months after the date of the grant and expire 10 years after the date of the grant if unexercised. The exercise price of the options approximated the fair market value of the stock at the date of the grant.

During 1990, Bankshares adopted the City Bankshares, Inc. Directors Stock Option Plan ("Directors Option Plan"). The Directors Option Plan is intended to further the interests of Bankshares by providing recognition to its outside directors for their time, effort and participation. Each outside director shall be granted 5,000 shares, and shall become vested with respect to the options at 20% for each year of service. The Directors Option Plan provides that a maximum of 50,000 may be exercised pursuant to the Directors Option Plan at any time after issuance for up to 10 years.

A summary of stock option transactions follows:

                                                  SHARES UNDER OPTION
                                                  -------------------
                                                                     OPTION
                                                                     PRICE
STOCK OPTION PLANS                          DIRECTORS   INCENTIVE    RANGE
Outstanding at December 31, 1992              32,000     142,350    $10.00 to
                                                                      $11.66

Granted                                        4,000       --         $10.39

Canceled                                       --          1,000    $10.00 to
                                                                      $11.66

Exercised                                      4,000       --         $10.39
                                            --------    ---------   ---------
Outstanding at December 31, 1993              32,000     141,350    $10.00 to
                                                                      $10.62

Granted                                        3,000       --         $10.39

Canceled                                      --             500      $10.62

Exercised                                     --           --           --
                                            --------    ---------   ---------

Outstanding at December 31, 1994              35,000     140,850    $10.00 to
                                                                      $10.62
                                            ========    ========    =========

C-Teq, Inc. has outstanding incentive stock options to certain officers and directors. Holders of these incentive options are entitled to purchase 109 of the outstanding shares of C-Teq, Inc. (representing approximately 15% of the company). Such options are exercisable at $1,200 per share on or before December 18, 1999.

In October 1991, Bankshares adopted the Savings Incentive Plan for City Bankshares, Inc. ("401k Plan"). As defined in the 401k Plan, all eligible employees may participate. Bankshares contributed a total of $52 and $27 in 1994 and 1993, respectively, in employer contributions.

14.    COMMITMENTS AND CONTINGENCIES

The Company leases equipment and office space under cancelable and non-cancelable operating leases. Future minimum lease commitments relating to operating leases which have remaining terms in excess of one year at December 31, 1994, are as follows:

       1995                                          $  556
       1996                                             555
       1997                                             504
       1998                                             518
       1999                                             486
       Thereafter                                     1,181

Total rental expense, including rental on cancelable and non-cancelable leases, amounted to approximately $718 and $758 for the periods ending December 31, 1994 and 1993, respectively.

15.    SUBSEQUENT EVENT (UNAUDITED)

In September 1995, Bankshares entered into an agreement in which all the outstanding stock of Bankshares would be acquired. Under the terms of the agreement, C-Teq, Inc. would be spun off to the shareholders of Bankshares prior to the acquisition. The acquisition is subject to regulatory approval and is expected to be completed in early 1996.

                                                                 APPENDIX A

           SECTION 1091 OF THE OKLAHOMA GENERAL CORPORATION ACT

SECTION 1091.        APPRAISAL RIGHTS

     A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of his shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

     B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of Sections 1081, 1082, 1086, 1087, or 1091.1 of this title or Section 12 of this act. (1)

     2.   a.   No appraisal rights under this section shall be available for the shares of any class or series of stock which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

          (1)  listed on a national securities exchange; or
          (2)  held of record by more than two thousand shareholders.

          b. In addition, no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of section 1081 of this title.

     3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Sections 1081, 1082, 1086, or 1087 of this title to accept for such stock anything except:

     a. shares of stock of the corporation surviving or resulting from such merger or consolidation; or

     b. shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more that two thousand shareholders; or

     c. cash in lieu of fractional shares of the corporations described in subparagraphs a and b of this paragraph; or

     d. any combination of the shares of stock and cash in lieu of the fractional shares described in subparagraphs a, b and c of this paragraph.

_________________________________
(1) Section 1090.2 of this title.

     4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title in not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

     C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

     D.   Appraisals rights shall be perfected as follows:

     1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to such appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. Such demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

     2. If the merger or consolidation was approved pursuant to the provisions of Section 1073 or 1083 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within ten (10) days thereafter, shall notify each of the shareholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the shareholder at the address of the shareholder as it appears on the records of the corporation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the shares of the shareholder. Such demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the shares of the shareholder.

     E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders. Provided, however, at any time within sixty
(60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty (120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsection A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the shareholder within (10) days after the shareholder's written request for such a statement is received by the surviving or resulting corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

     F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after such service, shall file in the office of the court clerk of the district court in which the petition was filed a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or such publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

     G. At the hearing on such petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with such direction, the court may dismiss the proceedings as to such shareholder.

     H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears of the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if such is required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

     I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be so made to each such shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether such surviving or resulting corporation be a corporation of this state or of any other state.

     J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

     K. From and after the effective date of the merger or consolidation, no shareholder who has demanded the appraisal rights of the shareholder as provided for in subsection D of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if such shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of such shareholder to an appraisal shall cease. Provided, however, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just.

     L. The shares of the surviving or resulting corporation into which the shares of such objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Amended by Laws 1987, c. 146, Section 7, operative Nov. 1, 1987; Laws 1988,
c. 323, Section 19, eff. Nov. 1, 1988; Laws 1990, c. 328, Section 6, eff.
Sept. 1, 1990.

                               APPENDIX B

               AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Merger Agreement") is made and entered into the 27th day of September 1995, by and between BANCFIRST CORPORATION, an Oklahoma corporation ("BancFirst Corp"), and JOHNSTON COUNTY BANCSHARES, INC., an Oklahoma corporation
("Bancshares"), which corporations are also sometimes hereinafter referred to collectively as the "Constituent Corporations."

                             W I T N E S S E T H:

     WHEREAS, BancFirst Corp is a registered bank holding company duly organized and existing under the laws of the State of Oklahoma, having an authorized capital stock consisting of (i) 6,800,000 shares of common stock, par value of $1.00 per share, 6,210,624 of which are currently issued and outstanding, (ii) 900,000 shares of 10% preferred stock, par value $5.00 per share, none of which are currently issued and outstanding, and (iii) 10,000,000 shares of senior preferred stock, par value $1.00 per share, none of which are currently issued and outstanding; and

     WHEREAS, Bancshares is a registered bank holding company duly organized and existing under the laws of the State of Oklahoma, having an authorized capital stock consisting of (i) 55,000 shares of common stock, par value $1.00 per share, 49,620 of which are currently issued and outstanding; and
(ii) 6,800 shares of 10% cumulative preferred stock, par value $17.55 per share, 5,526 of which are currently issued and outstanding; and

     WHEREAS, it is deemed advisable and to the benefit of the Constituent Corporations and their respective shareholders that Bancshares merge with and into BancFirst Corp pursuant to the terms of this Merger Agreement, in accordance with the applicable provisions of the laws of the State of Oklahoma and of the United States; and

     WHEREAS, it is desirable that at the effective time of the merger all of the capital stock of Bancshares be cancelled, that each of the 49,620 outstanding shares of common stock of Bancshares be converted into 0.47 resulting shares of common stock of BancFirst Corp (subject to certain adjustments for market price), and that each of the 5,526 outstanding shares of preferred stock be converted into the right to receive cash;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto agree as follows:

     1.   THE MERGER.

          1.01 THE MERGER. At the Effective Time, as defined in Section 1.02 hereof, Bancshares shall be merged with and into BancFirst Corp (the "Merger"), and BancFirst Corp shall be (and is hereinafter sometimes referred to as) the ""Resulting Corporation," which shall have the name BancFirst Corporation.

          1.02 EFFECTIVE TIME. The parties intend that the Merger be accomplished on: (i) the date 15 days after the date of the prior written consent by the Federal Reserve Board ("Federal Reserve") to the Merger pursuant to Section 3 of the Bank Holding Company Act of 1956, as amended (or if such fifteenth day is not a business day, then the next business day following); or (ii) such later date as the Constituent Corporations may agree upon. Subject to the terms of and upon satisfaction of the conditions specified in this Merger Agreement, and subject to satisfaction of all requirements of law, the time when the Merger shall become effective (the "Effective Time") shall be: 1) the time of filing by BancFirst Corp of a Certificate of Merger (as contemplated by 18 O.S. Section 1082) in the office of the Secretary of State of the State of Oklahoma, or 2) such later effective time, if any, as shall be stated in the Certificate of Merger filed with the Secretary of State.

          1.03 EFFECT OF MERGER. At the Effective Time, all rights, franchises and interests of BancFirst Corp and Bancshares, respectively, in and to every type of property (real, personal and mixed) and causes of action shall be transferred to and vested in the Resulting Corporation by virtue of the Merger without any deed or other transfer. The Resulting Corporation, upon the Merger and without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises and interests, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by BancFirst Corp and Bancshares, respectively, immediately prior to the Merger. The Resulting Corporation shall be liable for all liabilities of BancFirst Corp and Bancshares. All debts, liabilities, obligations and contracts of BancFirst Corp and Bancshares, respectively, matured or unmatured, whether accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account or records of BancFirst Corp or Bancshares, as the case may be, shall be those of the Resulting Corporation and shall not be released or impaired by the Merger. All rights of creditors and other obligees and all liens on property of either BancFirst Corp or Bancshares shall be preserved unimpaired.

     2.   CONVERSION OF SHARES.

          2.01 BANCFIRST CORP STOCK. Each of the shares of common stock of BancFirst Corp outstanding immediately prior to the Effective Time shall continue to be the same number of outstanding shares of stock of BancFirst Corp after the Effective Time.

          2.02 BANCSHARES COMMON STOCK. Each of the 49,620 shares of common stock of Bancshares issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding at the Effective Time and each such share shall be automatically converted at the Effective Time into 0.47 resulting shares of common stock of BancFirst Corp.

          2.03 ADJUSTMENT FOR MARKET PRICE. Notwithstanding the conversion ratio stated in Section 2.02 hereof, if the "bid" price for BancFirst Corp's common stock as published on the last business day occurring prior to the Effective Time (the "Bid Price") is less than $16.00 per share or more than $19.00 per share, the number of shares of BancFirst Corp common stock issuable in the Merger in conversion of each share of Bancshares common stock shall instead be determined as follows:

          (a) If the Bid Price per share is less than $16.00, then the number of shares of BancFirst Corp common stock issuable in conversion of each share of Bancshares common stock shall equal 0.47 multiplied by that decimal number which is determined by dividing $16.00 by the Bid Price; and

          (b) If the Bid Price per share is more than $19.00, then the number of shares of BancFirst Corp common stock issuable in conversion of each share of Bancshares common stock shall equal 0.47 multiplied by that decimal number which is determined by dividing $19.00 by the Bid Price.

          2.04 CASH IN LIEU OF FRACTIONAL SHARES. Notwithstanding the provisions of Section 2.02 and 2.03 hereof, BancFirst Corp shall not issue a fraction of a share of its common stock to any shareholder of Bancshares, but rather shall pay in cash, in lieu of any fractional share to which the shareholder otherwise would have been entitled, an amount of money equal to
(a) the Bid Price for one share of BancFirst Corp common stock, multiplied by
(b) the applicable fractional portion of a share.

          2.05 BANCSHARES PREFERRED STOCK. Each of the shares of Bancshares preferred stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, and without any action on the part of the holder thereof, cease to be outstanding and shall be converted at the Effective Time into the right to receive cash in an amount equal to the sum of (a) the $17.55 par value of each such share, plus (b) the amount of dividends accrued but unpaid on each such share through the Effective Time.

          2.06 DISSENTING SHAREHOLDERS. The provisions of Sections 2.02, 2.03, 2.04 and 2.05 shall not apply to any shares of the Bancshares stock in respect of which dissenters' rights are ultimately perfected in accordance with the provisions of 18 O.S. Section 1091.

          2.07 CANCELLATION OF STOCK. With respect to each share of bancshares stock which is not excluded by Section 2.06 hereof, promptly after the Effective Time, BancFirst Corp shall deliver to the holder of record of the outstanding certificate or certificates which, immediately prior thereto, had represented shares of such stock, a letter of instructions for use in effecting the surrender of such certificates. After the Effective Time, the holder of such certificate or certificates shall surrender the same to BancFirst Corp for cancellation. Regardless of whether the certificates representing shares of stock of Bancshares are surrendered, such certificates shall be deemed to be cancelled at the Effective Time and to evidence solely the right to receive shares of stock of BancFirst Corp or cash, as applicable, in accordance with Sections 2.02, 2.03, 2.04 and 2.05.

     If any certificate or certificates shall have been lost or destroyed, BancFirst Corp may require the holder thereof to deliver an affidavit to such effect and a bond or indemnity agreement in form and amount reasonably satisfactory to BancFirst Corp before Bancfirst Corp delivers to such holder certificates representing resulting shares of BancFirst Corp stock.


     3. RESTRICTIVE LEGEND. The stock certificates evidencing shares of BancFirst Corp common stock issued in the Merger will bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

     4.  CERTIFICATE OF INCORPORATION; BYLAWS.

          4.01  CERTIFICATE OF INCORPORATION.  The Certificate of
Incorporation of BancFirst Corp, as previously amended and in effect immediately prior to the Effective Time, shall remain in effect and become that of the Resulting Corporation.

          4.02 BYLAWS. The Bylaws of BancFirst Corp, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of the Resulting Corporation until altered, amended or repealed as provided by law, the Certificate of Incorporation of the Resulting Corporation or said Bylaws.

     5. DIRECTORS AND OFFICERS OF THE RESULTING CORPORATION. At the Effective Time, the directors of BancFirst Corp immediately prior to the Effective Time shall be the directors of the Resulting Corporation, to serve in accordance with the Bylaws of the Resulting Corporation. At the Effective Time, the officers of BancFirst Corp immediately prior to the Effective Time shall be the officers of the Resulting Corporation until their respective successors shall be duly elected and qualified.

     6. BANCSHARES' COVENANT. Bancshares agrees that, prior to the Effective Time, Bancshares and its banking subsidiary, Bank of Johnston County, Tishomingo, Oklahoma (the "Bank") shall conduct their respective operations only in the ordinary and usual course of business consistent with past and current practices.

     7. ACCOUNTING MATTERS. For accounting purposes the transaction shall be treated as a merger. The assets and liabilities of Bancshares at the Effective Time shall be taken upon the books of the Resulting Corporation at their respective values as reflected on the books of Bancshares.

     8. SUBMISSION TO SHAREHOLDERS AND THE FEDERAL RESERVE. The Merger Agreement is subject to obtaining the approval of the shareholders of BancFirst Corp and Bancshares and of the Federal Reserve. The Merger Agreement shall be submitted to the shareholders of BancFirst Corp and Bancshares, at meetings called for such purpose, and to the Federal Reserve. Upon approval by the requisite votes of the shareholders of BancFirst Corp and Bancshares and approval by the Federal Reserve, this Merger Agreement shall be made effective as soon as practicable thereafter in the manner provided in
Section 1.02 hereof.

     9. TERMINATION. This Merger Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after action thereon by the shareholders of BancFirst Corp and Bancshares:

          (a) by the mutual consent in writing of the boards of directors of BancFirst Corp and of Bancshares; or

          (b) by the board of directors of BancFirst Corp in writing at any time prior to the Effective Time if BancFirst Corp determines, in its sole discretion, that there has been a material adverse change in the financial condition of Bancshares or of the Bank; or

          (c) by the board of directors of Bancshares in writing at any time prior to the Effective Time if Bancshares determines, in its sole discretion, that there has been a material adverse change in the financial condition of BancFirst Corp or of BancFirst; or

          (d) by the board of directors of either of the Constituent Corporations in writing at any time prior to the Effective Time if (1) a material breach shall exist with respect to any written representation or warranty made by the other Constituent Corporation in connection with the merger, or (2) the other Constituent Corporation, without prior written consent of such Constituent Corporation, shall take any action prohibited by this agreement, or (3) in the opinion of the board of directors of such Constituent Corporation, any consent of any third party to the consummation of the Merger is reasonably necessary to carry out the merger, or to prevent a default under any outstanding obligation of either Constituent Corporation, and such consent is not obtainable; or

          (e) by the board of directors of BancFirst Corp in writing at any time prior to the Effective Time if the covenant contained in Section 6 has been breached by Bancshares; or

          (f) by the board of directors of either BancFirst Corp or Bancshares in writing if the Effective Time has not occurred by March 1, 1996.

     In the event of the termination and abandonment of this Merger Agreement pursuant to the provisions of this Section 9, the same shall be of no further force or effect.

      10. WAIVER, EXTENSION AND AMENDMENT. Any of the terms or conditions of this Merger Agreement may be waived at any time, whether before or after action thereon by the shareholders of BancFirst Corp or Bancshares, by the party which is entitled to the benefits thereof; and this Merger Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of BancFirst Corp or Bancshares, by the parties hereto. Any waiver, modification or amendment shall be in writing.

     IN WITNESS WHEREOF, BancFirst Corp and Bancshares have caused this Merger Agreement to be executed by their duly authorized officers and their corporate seals to be affixed as of the date first above written.


         "BANCFIRST CORP"              BANCFIRST CORPORATION
                                       Oklahoma City, Oklahoma

                                       By   DAVID E. RAINBOLT
                                         ------------------------------------
                                         David E. Rainbolt, Chief
                                         Executive Officer and President


ATTEST:

      RANDY FORAKER
--------------------------------
Randy Foraker, Secretary

(SEAL)


         "BANCSHARES"                  JOHNSTON COUNTY BANCSHARES, INC.
                                       Tishomingo, Oklahoma

                                       By   CHARLES V. PARTIN
                                         ------------------------------------
                                         Charles V. Partin, President


ATTEST:

      DONNA K. POWELL
--------------------------------
Donna K. Powell, Secretary

(SEAL)

                                      APPENDIX C

                   AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Merger Agreement") is made and entered into this 2nd day of June, 1995, by and between BANCFIRST CORPORATION, an Oklahoma corporation ("BancFirst Corp"), and COMMERCE BANCORPORATION, INC., an Oklahoma corporation ("Commerce"), which corporations are also sometimes hereinafter referred to collectively as the "Constituent Corporations."


                              W I T N E S S E T H:

     WHEREAS, BancFirst Corp is a registered bank holding company duly organized and existing under the laws of the State of Oklahoma, having an authorized capital stock consisting of (i) 6,800,000 shares of common stock, par value $1.00 per share, 6,204,874 of which are currently issued and outstanding, (ii) 900,000 shares of 10% preferred stock, par value $5.00 per share, none of which are currently issued and outstanding, and (iii) 10,000,000 shares of senior preferred stock, par value $1.00 per share, none of which are currently issued and outstanding; and

     WHEREAS, Commerce is a registered bank holding company duly organized and existing under the laws of the State of Oklahoma, having an authorized capital stock consisting of (i) 45,000 shares of common stock, par value $1.00 per share, 22,572.67 of which are currently issued and outstanding; and
(ii) 6,500 shares of 10% cumulative preferred stock, par value $13.25 per share, 4,162 of which are currently issued and outstanding; and

     WHEREAS, it is deemed advisable and to the benefit of the Constituent Corporations and their respective shareholders that Commerce merge with and into BancFirst Corp pursuant to the terms of this Merger Agreement, in accordance with the applicable provisions of the laws of the State of Oklahoma and of the United States; and

     WHEREAS, it is desirable that at the effective time of the merger all of the capital stock of Commerce be cancelled and that the outstanding shares of common stock of Commerce be converted into resulting shares of common stock of BancFirst Corp;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements contained herein, the parties hereto agree as follows:

     1.  THE MERGER.

         1.01 THE MERGER. At the Effective Time, as defined in Section 1.02 hereof, Commerce shall be merged with and into BancFirst Corp (the "Merger"), and BancFirst Corp shall be (and is hereinafter sometimes referred to as) the "Resulting Corporation," which shall have the name BancFirst Corporation.

         1.02 EFFECTIVE TIME. The Merger shall not occur prior to that date (the "First Permissible Date") which occurs 15 days after the date of the prior written consent by the Federal Reserve Board ("Federal Reserve") to the Merger pursuant to Section 3 of the Bank Holding Company Act of 1956, as amended (or if such fifteenth day is not a business day, then the next business day following). Notwithstanding any other provision of this paragraph, the parties intend that the Merger be accomplished on the first business day of a calendar month. Subject to the foregoing requirements, the Merger shall occur as soon as possible following the first month-end date as of which Commerce's "Common Equity Capital" (as defined in Section 2.02) equals not less than $1,600,000. By mutual agreement of the Constituent Corporations the Merger instead may occur at any other time on or after the First Permissible Date.

     Subject to the terms of and upon satisfaction of the conditions specified in this Merger Agreement, and subject to satisfaction of all requirements of law, the time when the Merger shall become effective (the "Effective Time") shall be: 1) the time of filing by BancFirst Corp of a Certificate of Merger (as contemplated by 18 O.S. Section 1081) in the office of the Secretary of State of the State of Oklahoma, or 2) such later effective time, if any, as shall be stated in the Certificate of Merger filed with the Secretary of State.

         1.03 EFFECT OF MERGER. At the Effective Time, all rights, franchises, and interests of BancFirst Corp and Commerce, respectively, in and to every type of property (real, personal, and mixed) and causes of action shall be transferred to and vested in the Resulting Corporation by virtue of the Merger without any deed or other transfer. The Resulting Corporation, upon the Merger and without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by BancFirst Corp and Commerce, respectively, immediately prior to the Merger. The Resulting Corporation shall be liable for all liabilities of BancFirst Corp and Commerce. All debts, liabilities, obligations, and contracts of BancFirst Corp and Commerce, respectively, matured or unmatured, whether accrued, absolute, contingent, or otherwise, and whether or not reflected or reserved against on balance sheets, books of account, or records of BancFirst Corp or Commerce, as the case may be, shall be those of the Resulting Corporation and shall not be released or impaired by the Merger. All rights of creditors and other obligees and all liens on property of either BancFirst Corp or Commerce shall be preserved unimpaired.


     2.  CONVERSION OF SHARES.

         2.01 BANCFIRST CORP STOCK. Each of the individual shares of capital stock of BancFirst Corp which are outstanding immediately prior to the Effective Time shall continue to be outstanding after the Effective Time. Additional shares of capital stock of BancFirst Corp shall be issued to shareholders of Commerce, as provided in Section 2.02.

         2.02 COMMERCE COMMON STOCK. Each of the 22,573 shares of common stock of Commerce issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding at the Effective Time and shall be automatically converted at the Effective Time into 6.9335 resulting and newly issued shares of common stock of BancFirst Corp; provided, no fractional shares shall be issued and the total number of shares of BancFirst Corp common stock issuable to any holder of Commerce common stock shall be rounded up or down, as appropriate, to the nearest whole number.

         "Common Equity Capital" shall be determined by taking the amount of Commerce's total equity capital attributable to the holders of its common stock, determined in accordance with generally accepted accounting principles, as further adjusted to carry out each of the following adjustments:

         (a) Any investment in McLoud Insurance Agency or its assets shall be reduced to $0;

         (b) Any common stock dividend declared or paid by Commerce between the month-end preceding the Effective Time and the Effective Time shall be deducted;

         (c) Any dividend accrued or payable on Commerce's preferred stock, as well as any redemption premium anticipated to be paid with respect to Commerce's preferred stock on or before the Effective Time, shall be deducted;

         (d) Any adjustment to loan loss reserve which otherwise might be required by generally accepted accounting principles shall be eliminated, provided that the requirements of Section 7 hereof are met; and

         (e) Any entries to account for the future benefits payable under that certain agreement effective January 11, 1995, by and between Commerce and Donald Bierman, shall be added back in determining Common Equity Capital.

   2.03 DISSENTING SHAREHOLDERS. The provisions of Section 2.02 shall not apply to any of the Commerce Shares in respect of which dissenters' rights are ultimately perfected in accordance with the provisions of 18 O.S. Section 1091.

   2.04 CANCELLATION OF STOCK. With respect to each share of Commerce common stock which is not excluded by Section 2.03 hereof, promptly after the Effective Time BancFirst Corp shall deliver to the holder of record of the outstanding certificate or certificates which, immediately prior thereto, had represented shares of such stock, a letter of instructions for use in effecting the surrender of such certificates. After the Effective Time, the holder of such certificate or certificates shall surrender the same to BancFirst Corp for cancellation. Regardless of whether the certificates representing shares of stock of Commerce are surrendered, such certificates shall be deemed to be cancelled at the Effective Time and to evidence solely the right to receive shares of stock of BancFirst Corp.

   If any certificate or certificates shall have been lost or destroyed, BancFirst Corp may require the holder thereof to deliver an affidavit to such effect and a bond or indemnity agreement in form and amount reasonably satisfactory to BancFirst Corp before BancFirst Corp delivers to such holder certificates representing resulting shares of BancFirst Corp stock.

   3. RESTRICTIVE LEGEND. The stock certificates evidencing shares of BancFirst Corp common stock issued in the Merger will bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. FOR A PERIOD OF NINE MONTHS FROM [the Effective Time of the Merger], NONE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED TO ANY PERSON WHO IS NOT A RESIDENT OF THE STATE OF OKLAHOMA. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

   4. CERTIFICATE OF INCORPORATION; BYLAWS.

   4.01 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of BancFirst Corp, as previously amended and in effect immediately prior to the Effective Time, shall remain in effect and become that of the Resulting Corporation; provided, however, at the Effective Time Section A of Article 5 of the Certificate of Incorporation shall be amended in its entirety to read as follows:

                                   "ARTICLE 5

A. The aggregate number of shares of all classes which the Corporation shall have authority to allot is 17,900,000. The designation of each class, the number of shares of each class, the par value of each class and the total authorized capital of the Corporation are as follows:

                             NUMBER OF         PAR VALUE        TOTAL PAR VALUE
            CLASS             SHARES           PER SHARE           AUTHORIZED
            -----            --------          ---------        ---------------

Senior Preferred Stock      10,000,000           $1.00            $10,000,000
10% Cumulative
  Preferred Stock              900,000            5.00              4,500,000
Common Stock                 7,000,000            1.00              7,000,000
                            ----------                            -----------
   Total                    17,900,000                            $21,500,000"
                            ==========                            ===========

   4.02 BYLAWS. The Bylaws of BancFirst Corp, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of the Resulting Corporation until altered, amended, or repealed as provided by law, the Certificate of Incorporation of the Resulting Corporation or said Bylaws.

   5. DIRECTORS AND OFFICERS OF THE RESULTING CORPORATION. At the Effective Time, the directors of BancFirst Corp immediately prior to the Effective Time shall be the directors of the Resulting Corporation, to serve in accordance with the Bylaws of the Resulting Corporation. At the Effective Time, the officers of BancFirst Corp immediately prior to the Effective Time shall be the officers of the Resulting Corporation until their respective successors shall be duly elected and qualified.

   6. COMMERCE'S COVENANTS. Commerce agrees that prior to the Effective Time:

   6.01 BUSINESS OPERATIONS. Commerce and its banking subsidiary, The Bank of Commerce, McLoud, Oklahoma (the "Bank") shall conduct their respective operations only in the ordinary and usual course of business consistent with past and current practices. Exclusive of lending and deposit contracts, neither Commerce nor the Bank will enter into any new contract, or renew or extend any existing contract, without the prior consent of BancFirst Corp. Neither Commerce nor the Bank will (a) sell any assets (except as permitted by Section 6.04), or (b) purchase any fixed assets at a price of more than $10,000 in the aggregate.

   6.02 EMPLOYEE COMENSATION. Except with BancFirst Corp's prior written consent or pursuant to contracts in existence as of the date hereof and except for normal annual salary increases consistent with past practices, no increase will be made in the compensation or rate of compensation payable or to become payable to the officers or employees of the Company or the Bank, and no bonus, profit sharing, retirement, insurance, death, fringe benefit or other extraordinary or indirect compensation shall accrue, be set aside or be paid to, for or on behalf of any of such officers or employees other than as required by presently existing pension, profit sharing, bonus and similar benefit plans as presently constituted, and no agreement or plan other than those now in effect shall be adopted or committed for. Provided, however, this section shall not limit Commerce's ability to commit to pay consulting fees for a term ending on or before the Effective Time.

   6.03 RETIREMENT OF PREFERRED STOCK. On or prior to the Effective Time, Commerce will retire all of its 4,162 outstanding shares of 10% cumulative preferred stock at a price not to exceed $80,000.

   6.04 DURATION OF SECURITIES. The Bank shall have eliminated from its securities portfolio any securities that, as of the date of the Merger Agreement, have a duration beyond June 1, 1998. Further, the Bank shall not purchase any securities after the date hereof which have a duration beyond June 1, 1998.

   7. ADEQUACY OF BANK'S RESERVES FOR LOAN LOSSES. If the Bank's loan loss reserve equals or exceeds 1.5% of the Bank's total loans outstanding as of the month-end immediately preceding the Effective Time, BancFirst Corp shall deem the reserve to be adequate. Prior to the month-end immediately preceding the Effective Time, the Bank may reduce its reserve for loan losses to an amount not less than 1.5% of total loans outstanding, crediting any amount in excess of that percentage to income.

   8. ACCOUNTING MATTERS. For accounting purposes the transaction shall be treated as a merger. The assets and liabilities of Commerce at the Effective Time shall be taken upon the bookds of the Resulting Corporation at their respective values as reflected on the books of Commerce.

   9. BINDING EFFECT; SUBMISSION TO SHAREHOLDERS AND THE FEDERAL RESERVE. This Merger Agreement has been approved by the respective boards of directors of BancFirst Corp and Commerce, and shall be binding on the parties, subject only to obtaining necessary approval of the shareholders of BancFirst Corp and Commerce and the approval of the Federal Reserve. The Merger Agreement shall be submitted to the shareholders of BancFirst Corp and Commerce, at meetings called for such purpose, and to the Federal Reserve.

   10. EXAMINATION BY BANCFIRST CORP. Commerce shall afford BancFirst Corp, its officers, authorized representatives, accountants, and counsel full access to the offices, properties, records, files, minute books, books of account, and copies of tax returns of Commerce and its banking subsidiary, The Bank of Commerce, McLoud, Oklahoma (the "Bank"), for the examination of the financial condition, corporate status, liabilities, contracts, business operations, property and title thereto, litigation, and all other matters pertaining to the business, properties, and assets of Commerce and the Bank (the "Examination"); provided, however, that the Examination shall be conducted during normal business hours and in a manner that does not unreasonably interfere with the normal operations of Commerce or the Bank. Commerce and the Bank shall cause their personnel to cooperate with BancFirst Corp in making the Examination and shall cause their counsel, accountants, employees, and other representatives to be reasonably available to BancFirst Corp for such purposes. BancFirst shall complete the Examination within sixty days followiing the date of execution of this Merger Agreement by all parties.

   11. TERMINATION. This Merger Agreement may be terminated prior to the Effective Time, whether before or after action thereon by the shareholders of BancFirst Corp and Commerce:

     (a) at any time by the mutual consent in writing of the boards of directors of BancFirst Corp and of Commerce; or

     (b) by the board of directors of BancFirst Corp in writing within forty-five days after completion of the Examination if BancFirst Corp determines, in its sole discretion, that the financial condition of Bancorp or of the Bank, determined in accordance with generally accepted accounting principles, is materially adversely different from the financial condition reflected on the most recent financial statements of Commerce and the Bank that were delivered to BancFirst Corp prior to execution of this Merger Agreement; or

          (c) by the board of directors of BancFirst Corp in writing at any time prior to the Effective Time if BancFirst Corp determines, in its sole discretion, that there has been a material adverse change in the financial condition of Commerce or of the Bank since the Examination; or

          (d) by the board of directors of Commerce in writing at any time prior to the Effective Time if Commerce determines, in its sole discretion, that there has been a material adverse change in the financial condition of BancFirst Corp since the date hereof; or

          (e) by the board of directors of BancFirst Corp in writing at any time prior to the Effective Time if any covenant contained in Section 6 has been breached by Commerce, but only after prior notice of the alleged breach has been given by BancFirst Corp to Commerce and a reasonable period of time for Commerce to cure the alleged breach has expired; or

          (f) by the board of directors of either of the Constituent Corporations in writing at any time prior to the Effective Time if (1) a material breach shall exist with respect to any written representation or warranty contained in this Merger Agreement and made by the other Constituent
 Corporation in connection with the Merger, but only after prior notice and a reasonable period to cure, or (2) the other Constituent Corporation, without prior written consent of such Constituent Corporation, shall take any other action prohibited by this Merger Agreement, or (3) in the opinion of the board of directors of such Constituent Corporation, any required prior approval of a bank regulatory agency is not obtainable; or

          (g) by the board of directors of either BancFirst Corp or Commerce in writing if the Effective Time has not occurred by December 2, 1996.

     In the event of the termination and abandonment of this Merger Agreement pursuant to the provisions of this Section 11, the same shall be of no further force or effect.

     12. NOTICES. Any notice or communication, required or permitted to be made hereunder shall be in writing, and shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by registered or certified mail, return receipt requested, to the parties at the addresses shown below. The date of personal delivery shall be the date of giving notice or if mailed in the manner prescribed above, notice shall be deemed to have been given three business days after the mailing.

                   If to BancFirst Corp:

                       Mr. David E. Rainbolt
                       101 North Broadway
                       P.O. Box 26788
                       Oklahoma City, Oklahoma 73126

                   If to Commerce:

                       Mr. Leslie E. Greathouse
                       Commerce Bancorporation, Inc.
                       P.O. Box 130
                       McLoud, Oklahoma 74851

     13. WAIVER, EXTENSION, AND AMENDMENT. Any of the terms or conditions of this Merger Agreement may be waived at any time, whether before or after action thereon by the shareholders of BancFirst Corp or Commerce, by the party which is entitled to the benefits thereof; and this Merger Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of BancFirst Corp or Commerce, by the parties hereto. Any waiver, modification, or amendment shall be in writing.

     IN WITNESS WHEREOF, BancFirst Corp and Commerce have caused this Merger Agreement to be executed by their duly authorized officers and their corporate seals to be affixed as of the date first above written.


"BANCFIRST CORP"                       BANCFIRST CORPORATION
                                       Oklahoma City, Oklahoma


                                       By: /s/ David E. Rainbolt
                                         -------------------------------------
                                           David E. Rainbolt, Chief
                                           Executive Officer and President


ATTEST:

/s/ Randy Foraker
-----------------------------
Randy Foraker, Secretary

(SEAL)

"COMMERCE"                        COMMERCE BANCORPORATION, INC.
                                  McLoud, Oklahoma


                                  By: Leslie E. Greathouse
                                      ------------------------------------
                                      Leslie E. Greathouse, Secretary/Treasurer


ATTEST:

/s/ D.E. Rainbolt
-----------------------------
D.E. Rainbolt, President


(SEAL)

                                 APPENDIX D

                                 [LETTERHEAD]





                                                      November 21, 1995


Board of Directors
BancFirst Corporation
101 North Broadway, Suite 200
Oklahoma City, Oklahoma 73102


Members of the Board:

You have requested our opinion, as an independent financial analyst to the common shareholders of BancFirst Corporation, Oklahoma City, Oklahoma, ("BancFirst"), as to the fairness, from a financial point of view to the common shareholders of BancFirst, of the terms of the proposed merger of Johnston County Bancshares, Inc., Tishomingo, Oklahoma, ("Johnston") with BancFirst. Pursuant to the terms of the Agreement and Plan of Reorganization and Merger, each of the 49,620 shares of common stock of Johnston issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding at the Effective Time and each such share shall be automatically converted at the Effective Time into 0.47 resulting shares of common stock of BancFirst. If the "bid" price for BancFirst's common stock as published on the last business day occurring prior to the Effective Time (the "Bid Price") is less than $16.00 per share or more than $19.00 per share, the number of shares of BancFirst common stock issuable in the Merger in conversion of each share of Johnston common stock shall instead be determined as follows: (a) If the Bid Price per share is less than $16.00, then the number of shares of BancFirst common stock issuable in conversion of each share of Johnston common stock shall equal 0.47 multiplied by that decimal number which is determined by dividing $16.00 by the Bid Price; and
(b) If the Bid Price per share is more than $19.00, then the number of shares of BancFirst common stock issuable in conversion of each share of Johnston common stock shall equal 0.47 multiplied by that decimal number which is determined by dividing $19.00 by the Bid Price.

As part of its banking analysis business, Alex Sheshunoff & Co. Investment Banking is continually engaged in the valuation of bank, bank holding company and thrifts securities in connection with mergers and acquisitions nationwide. Prior to being retained for this assignment, Alex Sheshunoff & Co. Investment Banking has provided professional services and products to BancFirst and Johnston. The revenues derived from such services and products are insignificant when compared to the firm's total gross revenues.

Board of Directors
BancFirst Corporation
November 21, 1995
Page 2

In connection with this assignment, we reviewed (i) the Agreement and Plan of Reorganization and Merger between BancFirst and Johnston, (ii) the most recent external auditor's reports to the Board of Directors of each organization; (iii) the September 30, 1995 Report of Condition and Income for each organization, the unaudited December 31, 1994 Balance Sheet and Income Statement for Johnston and the audited December 31, 1994 Balance Sheet and Income Statement for BancFirst; (iv) the Rate Sensitivity Analysis reports for each organization; (v) each organization's listing of marketable securities showing rate, maturity and market value as compared to book value;
(vi) each organization's internal loan classification list; (vii) a listing of other real estate owned for each organization; (viii) the budget and long range operating plan of each organization; (ix) a listing of unfunded letters of credit and any other off-balance sheet risks for each organization; (x) the Minutes of the Board of Directors of each organization; (xi) the most recent Board report for each organization; (xii) the listing and description of significant real properties for BancFirst; (xiii) material leases on real and personal property; (xiv) the directors and officers liability and blanket bond insurance policies for each organization; and (xv) market conditions and current trading levels of outstanding equity securities of both organizations.

We have also had discussions with the management of BancFirst and Johnston regarding their respective financial results and have analyzed the most current financial data available on BancFirst and Johnston. We also considered such other information, financial studies, analyses and investigations, and economic and market criteria which we deemed relevant. We have met with the management of BancFirst and Johnston to discuss the foregoing information with them.

We have considered certain financial data of BancFirst and Johnston, and have compared that data with similar data for other banks and bank holding companies which have recently merged or been acquired; furthermore, we have considered the financial terms of these business combinations involving said banks and bank holding companies.

We have not independently verified any of the information reviewed by us and have relied on its being complete and accurate in all material respects. In addition, we have not made an independent evaluation of the assets of BancFirst or Johnston.

In reaching our opinion we took into consideration the financial benefits of the proposed transaction to all BancFirst shareholders. Based on all factors that we deem relevant and assuming the accuracy and completeness of the information and data provided to us by

Board of Directors
BancFirst Corporation
November 21, 1995
Page 3

BancFirst and Johnston, it is our opinion as of November 10, 1995, that the proposed transaction is fair and equitable to all BancFirst shareholders from a financial point of view.

We hereby consent to the reference to our firm in the proxy statement or prospectus related to the merger transaction and to the inclusion of our opinion as an exhibit to the proxy statement or prospectus related to the merger transaction.

                                       Respectfully submitted,

                                       ALEX SHESHUNOFF & CO.
                                         INVESTMENT BANKING
                                       AUSTIN, TEXAS

                                       By:  /s/ WADE SCHUESSLER
                                          -------------------------------
                                          Wade Schuessler
                                          Vice President

HWS/kac

                                  [LETTERHEAD]



                                                November 21, 1995

Board of Directors
BancFirst Corporation
101 North Broadway, Suite 200
Oklahoma City, Oklahoma 73102

Members of the Board:

You have requested our opinion, as an independent financial analyst to the common shareholders of BancFirst Corporation, Oklahoma City, Oklahoma ("BancFirst"), as to the fairness, from a financial point of view to the common shareholders of BancFirst, of the terms of the proposed merger of Commerce Bancorporation, Inc., McLoud, Oklahoma, ("McLoud") with BancFirst. Pursuant to the terms of the Agreement and Plan of Reorganization and Merger, each of the 22,573 shares of common stock of McLoud issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding at the Effective Time and shall be automatically converted at the Effective Time into 6.9335 resulting and newly issued shares of common stock of BancFirst.

As part of its banking analysis business, Alex Sheshunoff & Co. Investment Banking is continually engaged in the valuation of bank, bank holding company and thrifts securities in connection with mergers and acquisitions nationwide. Prior to being retained for this assignment, Alex Sheshunoff & Co. Investment Banking has provided professional services and products to BancFirst and McLoud. The revenues derived from such services and products are insignificant when compared to the firm's total gross revenues.

In connection with this assignment, we reviewed (i) the Agreement and Plan of Reorganization and Merger between BancFirst and McLoud; (ii) the most recent external auditor's reports to the Board of Directors of each organization;
(iii) the September 30, 1995 Report of Condition and Income for each organization, the audited December 31, 1994 Balance Sheet and Income Statements for BancFirst and the December 31, 1994 Call Report and Income Tax Return for McLoud; (iv) the Rate Sensitivity Analysis reports for each organization; (v) each organization's listing of marketable securities showing rate, maturity and market value as compared to book value; (vi) each organization's internal loan classification list; (vii) a listing of other real estate owned for BancFirst; (viii) the budget and long range operating plan of each organization; (ix) a listing of unfunded letters of credit and any other off-balance sheet risks for each organization; (x) the Minutes of the Board of Directors of each organization; (xi) the most recent Board report for each organization; (xii) the listing and description of significant real properties for each

Board of Directors
BancFirst Corporation
November 21, 1995
Page 2

organization; (xiii) material leases on real and personal property for BancFirst; (xiv) the directors and officers liability and blanket bond insurance policies for each organization; and (xv) market conditions and current trading levels of outstanding equity securities of both organizations.

We have also had discussions with the management of BancFirst and McLoud regarding their respective financial results and have analyzed the most current financial data available on BancFirst and McLoud. We also considered such other information, financial studies, analyses and investigations, and economic and market criteria which we deemed relevant. We have met with the management of BancFirst and McLoud to discuss the foregoing information with them.

We have considered certain financial data of BancFirst and McLoud, and have compared that data with similar data for other banks and bank holding companies which have recently merged or been acquired; furthermore, we have considered the financial terms of these business combinations involving said banks and bank holding companies.

We have not independently verified any of the information reviewed by us and have relied on its being complete and accurate in all material respects. In addition, we have not made an independent evaluation of the assets of BancFirst of McLoud.

In reaching our opinion we took into consideration the financial benefits of the proposed transaction to all BancFirst shareholders. Based on all factors that we deem relevant and assuming the accuracy and completeness of the information and data provided to us by BancFirst and McLoud; it is our opinion as of November 10, 1995, that the proposed transaction is fair and equitable to all BancFirst shareholders from a financial point of view.

We hereby consent to the reference to our firm in the proxy statement or prospectus related to the merger transaction and to the inclusion of our opinion as an exhibit to the proxy statement or prospectus related to the merger transaction.

                                             Respectfully submitted,

                                             ALEX SHESHUNOFF & CO.
                                               INVESTMENT BANKING
                                             AUSTIN, TEXAS


                                                 WADE SCHUESSLER
                                             By: -------------------
                                                 Wade Schuessler
                                                 Vice President

HWS/keh

                                                     BANCFIRST COMMON STOCK

                                   PROXY
             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           BANCFIRST CORPORATION


     The undersigned hereby appoints David E. Rainbolt and Randy P. Foraker, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to attend the special meeting of stockholders of BancFirst Corporation ("BancFirst"), to be held on Thursday, December 28, 1995 at 9:00 a.m., Central Time, and at any adjournment thereof (the "BANCFIRST SPECIAL MEETING"), and to vote, as specified in this Proxy, all the shares of BancFirst common stock, $1.00 par value per share ("BANCFIRST COMMON STOCK"), which the undersigned would be entitled to vote if personally present.

     This transmittal also provides voting instructions for shares of BANCFIRST COMMON STOCK held in the BancFirst Corporation Employee Stock Ownership and Thrift Plan.

1. To consider and vote upon, as a single proposal, a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger, dated as of September 27, 1995, between BancFirst and Johnston County Bancshares, Inc. ("Johnston County") and all of the transactions contemplated thereby, including (a) the merger of Johnston County with and into BancFirst, the conversion of each outstanding share of Johnston County common stock into shares of BancFirst common stock, and the conversion of each outstanding share of Johnston County preferred stock into the right to receive cash, on the terms described in the accompanying Proxy Statement/Offering Memorandum, and (b) a related amendment (the "Required Amendment") to BancFirst's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of BancFirst common stock from 6,800,000 to 7,000,000.

      / / FOR                   / /   AGAINST

2. To consider and vote upon, as a single proposal, a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger, dated as of June 2, 1995, between BancFirst and Commerce Bancorporation, Inc. ("Commerce") and all of the transactions contemplated thereby, including (a) the merger of Commerce with and into BancFirst and the conversion of each outstanding share of Commerce common stock into shares of BancFirst common stock, on the terms described in the accompanying Proxy Statement/Offering Memorandum, and (b) the
      Required Amendment.

      / / FOR                   / /   AGAINST

3. To transact such other business as may properly come before the BancFirst Special Meeting or any adjournments or postponements thereof.

IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD. AS TO ITEMS 1 AND 2, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE INDICATED, IT WILL BE VOTED FOR ITEMS 1 AND 2.

                          Dated:  December ___, 1995



                          _________________________________________
                          Signature of BancFirst Common Stockholder



                          _________________________________________
                          Signature of Additional Stockholder,
                          if any


                Please sign your name exactly as it appears on this card. When signing as corporate officer, attorney, executor, administrator, trustee or guardian, please give full title. Joint owners should each sign personally.